As filed with the Securities and Exchange Commission on November 25, 2020

1933 Act Registration No. 33-87254
1940 Act Registration No. 811-08764

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-lA

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 56

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 58

(Check appropriate box or boxes.)

PACE® SELECT ADVISORS TRUST

(Exact Name of Registrant as Specified in Charter)

1285 Avenue of the Americas
New York, New York 10019-6028

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 882-3000

KEITH A. WELLER, ESQ.

UBS Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, Illinois 60606
(Name and Address of Agent for Service)

Copies to:

STEPHEN H. BIER, ESQ.
Dechert LLP
Three Bryant Park
1095 Avenue of the Americas
New York, NY 10036
Telephone: (212) 698-3500

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest of PACE Select Advisors Trust

PACE® Select Advisors Trust

Prospectus | November 27, 2020

•  PACE® Mortgage-Backed Securities Fixed Income Investments
Class: A: PFXAX, Y: PFXYX

•  PACE® Intermediate Fixed Income Investments
Class: A: PIFAX, Y: PIFYX

•  PACE® Strategic Fixed Income Investments
Class: A: PBNAX, Y: PSFYX

•  PACE® Municipal Fixed Income Investments
Class: A: PMUAX, Y: PMUYX

•  PACE® Global Fixed Income Investments
Class: A: PWFAX, Y: PWFYX

•  PACE® High Yield Investments
Class: A: PHIAX, Y: PHDYX

•  PACE® Large Co Value Equity Investments
Class: A: PCPAX, Y: PLVYX

•  PACE® Large Co Growth Equity Investments
Class: A: PLAAX, Y: PLAYX

•  PACE® Small/Medium Co Value Equity Investments
Class: A: PEVAX, Y: PVEYX

•  PACE® Small/Medium Co Growth Equity Investments
Class: A: PQUAX, Y: PUMYX

•  PACE® International Equity Investments
Class: A: PWGAX, Y: PWIYX

•  PACE® International Emerging Markets Equity Investments
Class: A: PWEAX, Y: PWEYX

•  PACE® Global Real Estate Securities Investments
Class: A: PREAX

•  PACE® Alternative Strategies Investments
Class: A: PASIX, Y: PASYX

This prospectus offers Class A and Class Y shares in all the funds listed above (except PACE® Global Real Estate Securities Investments for which this prospectus offers Class A shares). Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The funds

What every investor should know about the funds

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The funds are not complete or balanced investment programs.

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PACE Mortgage-Backed Securities Fixed Income Investments Fund summary

Investment objective

Current income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class Y
Management fees		0.54%		0.54%
Distribution and/or service (12b-1) fees		0.25		None
Other expenses		0.57		0.69
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.34		0.44
Interest expense	0.23		0.25
Total annual fund operating expenses		1.36		1.23
Management fee waiver/expense reimbursements[2]		0.16		0.26
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]		1.20		0.97

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.97% for Class A and 0.72% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$493	$774	$1,077	$1,935
Class Y	99	365	651	1,466

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

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Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 765% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, such as mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls). The mortgage-backed securities in which the fund may invest include those issued or guaranteed by US government agencies or instrumentalities or private entities.

The fund also may invest in other types of investment grade fixed income instruments (or unrated bonds of equivalent quality).

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays US Mortgage-Backed Securities Index, which as of July 31, 2020 was approximately 1.69 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by

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altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves buying or selling specific bonds based on an analysis of their values relative to other similar bonds.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Mortgage-related securities risk: Mortgage-related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs and stripped mortgage-backed securities) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the

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same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Pacific Investment Management Company LLC ("PIMCO") assumed day-to-day management of the fund's assets in June 1995. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Mortgage-Backed Securities Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: 4.60%
Best quarter during calendar years shown—2Q 2010: 3.00%
Worst quarter during calendar years shown—2Q 2013: (2.19)%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (1/31/01) Return before taxes	2.24%	1.51%	2.55%
Return after taxes on distributions	0.87	0.37	1.29
Return after taxes on distributions and sale of fund shares	1.30	0.64	1.44
Class Y (2/2/01) Return before taxes	6.55	2.57	3.21
Bloomberg Barclays US Mortgage-Backed Securities Index (Index reflects no deduction for fees, expenses or taxes.)	6.35	2.58	3.15

Investment manager and advisor(s)

UBS AM serves as the fund's manager. PIMCO serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS Asset Management (UK) Ltd ("UBS AM (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. Joseph Sciortino, Portfolio Manager, and Steve Bienashski, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  PIMCO—Daniel Hyman, Managing Director and Lead Portfolio Manager, and Michael Cudzil, Managing Director and Portfolio Manager, have been portfolio managers of the fund since 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Intermediate Fixed Income Investments
Fund summary

Investment objective

Current income, consistent with reasonable stability of principal.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)[1]	0.35	0.43
Total annual fund operating expenses	1.04	0.87
Management fee waiver/expense reimbursements[2]	0.13	0.21
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.91	0.66

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.91% for Class A and 0.66% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$464	$681	$915	$1,587
Class Y	67	257	462	1,053

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

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Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 403% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 15% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund may also invest in preferred stocks.

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg Barclays US Aggregate Bond Index, which as of July 31, 2020 was approximately 6.09 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in

TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on swap agreements), futures (on securities or interest rate futures) and swap agreements (specifically, interest rate swaps). These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also may be used to adjust the fund's portfolio duration.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate

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investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Mortgage-related securities risk: Mortgage-related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs and stripped mortgage-backed securities) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging markets issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated

11

securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be low-

12

er. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. BlackRock Financial Management, Inc. ("BlackRock Financial") and BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock") assumed day-to-day management of the fund's assets on July 29, 2002 and October 1, 2020, respectively. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Intermediate Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: 6.85%
Best quarter during calendar years shown—1Q 2019: 3.38%
Worst quarter during calendar years shown—1Q 2018: (1.86)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (1/31/01) Return before taxes	4.27%	1.70%	2.27%
Return after taxes on distributions	3.25	0.83	1.52
Return after taxes on distributions and sale of fund shares	2.51	0.91	1.43
Class Y (2/2/01) Return before taxes	8.58	2.74	2.92
Bloomberg Barclays US Aggregate Bond Index (Index reflects no deduction for fees, expenses or taxes.)	8.72	3.05	3.75

Investment manager and advisor(s)

UBS AM serves as the fund's manager. BlackRock Financial serves as the fund's subadvisor. BlackRock Financial has retained BlackRock International as a sub-sub-advisor to provide certain investment advisory services pursuant to a sub-sub-advisory contract between BlackRock Financial and BlackRock International. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. Joseph Sciortino, Portfolio Manager, and Steve Bienashski, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  BlackRock Financial—Akiva Dickstein, Managing Director, and Harrison Segall, Director, have been portfolio managers of the fund since 2014 and 2016, respectively.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Strategic Fixed Income Investments
Fund summary

Investment objective

Total return consisting of income and capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class Y
Management fees		0.51%		0.51%
Distribution and/or service (12b-1) fees		0.25		None
Other expenses		0.59		0.79
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.24		0.44
Interest expense attributable to securities sold short	0.35		0.35
Total annual fund operating expenses		1.35		1.30
Management fee waiver/expense reimbursements[2]		0.07		0.27
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]		1.28		1.03

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.93% for Class A and 0.68% for Class Y. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

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Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$500	$780	$1,080	$1,932
Class Y	105	385	687	1,544

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 248% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays US Government/Credit Index, which as of July 31, 2020 was approximately 7.77 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may invest in preferred securities.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate and credit default swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to

15

oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

•  An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Mortgage-related securities risk: Mortgage-related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs and stripped mortgage-backed securities) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default

16

by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as

17

anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Pacific Investment Management Company LLC ("PIMCO") assumed day-to-day management of a separate portion of the fund's assets on August 24, 1995. Neuberger Berman Investment Advisers LLC ("Neuberger Berman") assumed day-to-day management of a separate portion of the fund's assets on January 21, 2015. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Strategic Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: 7.17%
Best quarter during calendar years shown—3Q 2010: 4.44%
Worst quarter during calendar years shown—2Q 2013: (4.26)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (12/11/00) Return before taxes	5.99%	2.62%	4.22%
Return after taxes on distributions	4.58	1.24	2.67
Return after taxes on distributions and sale of fund shares	3.52	1.39	2.66
Class Y (2/2/01) Return before taxes	10.39	3.64	4.86
Bloomberg Barclays US Government/ Credit Index (Index reflects no deduction for fees, expenses or taxes.)	9.71	3.23	3.96

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Investment manager and advisor(s)

UBS AM serves as the fund's manager. PIMCO and Neuberger Berman currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. Joseph Sciortino, Portfolio Manager, and Steve Bienashski, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  PIMCO—Scott Mather, Managing Director of PIMCO, has been a portfolio manager of the fund since 2015.

•  Neuberger Berman—Thanos Bardas, David M. Brown and Bradley C. Tank, each a Managing Director of Neuberger Berman, have been portfolio managers of the fund since 2015. Ashok Bhatia has been a portfolio manager of the fund since 2017. Adam Grotzinger, Managing Director, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

19

PACE Municipal Fixed Income Investments
Fund summary

Investment objective

High current income exempt from federal income tax.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	2.25%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)	0.23	0.29
Total annual fund operating expenses	0.92	0.73
Management fee waiver/expense reimbursements[1]	0.10	0.16
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.82	0.57

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which

UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.82% for Class A and 0.57% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$307	$502	$713	$1,322
Class Y	58	217	390	891

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,

20

affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT, and invests in these bonds when its investment advisor believes that they offer attractive yields relative to similar municipal bonds that are not subject to the AMT.

The fund normally limits its portfolio duration to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves investing in undervalued sectors, geographical regions or individual securities.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net

21

asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. A predecessor entity of Mellon Investments Corporation ("Mellon Investments") assumed day-to-day management of the fund's assets in June 2000. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual

22

after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Municipal Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: 2.66%
Best quarter during calendar years shown—2Q 2011: 3.65%
Worst quarter during calendar years shown—4Q 2016: (3.67)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (1/23/01) Return before taxes	4.42%	2.30%	3.16%
Return after taxes on distributions	4.13	2.16	3.07
Return after taxes on distributions and sale of fund shares	3.64	2.31	3.04
Class Y (2/23/01) Return before taxes	6.98	3.00	3.65
Bloomberg Barclays US Municipal 3-15 Year Blend Index (Index reflects no deduction for fees, expenses or taxes.)	6.83	3.20	3.93

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mellon Investments serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. Joseph Sciortino, Portfolio Manager, and Steve Bienashski, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  Mellon Investments—Daniel Marques, CFA and Senior Portfolio Manager, and Daniel Rabasco, CFA and Managing Director, Head of Municipal Bonds, have been portfolio managers of the fund since 2017.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends you receive from the fund generally are not subject to federal income tax. If the fund distributes any capital gains, those gains are generally subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes. Please consult with your tax advisor regarding your personal circumstances.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

23

PACE Global Fixed Income Investments
Fund summary

Investment objective

High total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)	0.37	0.40
Total annual fund operating expenses	1.27	1.05
Management fee waiver/expense reimbursements[1]	0.24	0.18
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.03	0.87

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.03% for Class A and 0.87% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$476	$740	$1,024	$1,831
Class Y	89	316	562	1,266

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in

24

annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 136% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds").

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays Global Aggregate Index, which as of July 31, 2020 was approximately 7.37 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves investing primarily in global fixed income securities either directly or through the use of financial derivative instruments where appropriate.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

25

Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Mortgage-related securities risk: Mortgage-related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs and stripped mortgage-backed securities) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for

26

shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index provides information regarding the effectiveness of the fund's historical currency hedging policy. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. J.P. Morgan Investment Management Inc. ("J.P. Morgan") assumed day-to-day management of the fund's assets on January 9, 2017. Updated performance for the fund is available at http://www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrange-

27

ments, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Global Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: 5.46%
Best quarter during calendar years shown—3Q 2010: 11.40%
Worst quarter during calendar years shown—4Q 2016: (9.68)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (12/11/00) Return before taxes	2.80%	0.55%	1.14%
Return after taxes on distributions	2.10	(0.10)	0.24
Return after taxes on distributions and sale of fund shares	1.65	0.12	0.51
Class Y (1/16/01) Return before taxes	6.85	1.49	1.72
Bloomberg Barclays Global Aggregate Index	6.84	2.31	2.48
Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index (Indices reflect no deduction for fees, expenses or taxes.)	6.34	2.79	2.94

Investment manager and advisor(s)

UBS AM serves as the fund's manager. J.P. Morgan serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. Joseph Sciortino, Portfolio Manager, and Steve Bienashski, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  J.P. Morgan—Iain Stealey, CFA and Managing Director, and Linda Raggi, CFA and Executive Director, have been portfolio managers of the fund since 2017. Myles Bradshaw, CFA and Managing Director, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

28

PACE High Yield Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)[1]	0.29	0.23
Total annual fund operating expenses	1.24	0.93
Management fee waiver/expense reimbursements[2]	0.18	0.05
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.06	0.88

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.06% for Class A and 0.88% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$479	$737	$1,014	$1,803
Class Y	90	291	510	1,138

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

29

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds").

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may also invest in other instruments, including exchange-traded funds ("ETFs"), that derive their value from such high yield fixed income securities.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the ICE BofA Global High Yield Index, which as of July 31, 2020 was approximately 3.78 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options, futures, currency forward and futures agreements and swap agreements. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; and to obtain or adjust exposure to certain markets. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this

30

process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a "total return" strategy driven by credit research and a team effort to generate alpha in high yield.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Loan investments risk: In addition to those risks typically associated with investments in debt securities,

investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, the fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and the fund's ability to dispose of them.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and investment advisor may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportuni-

31

ties. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Investment company risk: Investments in investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads which are in addition to the fund's direct fees and expenses.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that another subadvisor was responsible for managing the fund's assets during previous periods. Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited ("NAM Singapore" and, together with NCRAM, "Nomura") assumed day-to-day management of the fund's assets on or around July 1, 2015. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

32

PACE High Yield Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: (0.95)%
Best quarter during calendar years shown—3Q 2010: 7.11%
Worst quarter during calendar years shown—3Q 2011: (7.63)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (5/1/06) Return before taxes	8.00%	4.59%	6.14%
Return after taxes on distributions	5.60	2.20	3.57
Return after taxes on distributions and sale of fund shares	4.69	2.40	3.66
Class Y (12/26/08) Return before taxes	12.45	5.63	6.80
ICE BofA Global High Yield Index (Hedged in USD) (Index reflects no deduction for fees, expenses or taxes.)	14.54	6.68	7.94

Investment manager and advisor(s)

UBS AM serves as the fund's manager. NCRAM serves as the fund's subadvisor. NCRAM has retained NAM Singapore as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006, 2013 and 2009, respectively. Joseph Sciortino, Portfolio Manager, and Steve Bienashski, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  NCRAM—David Crall, CFA, President, Chief Executive Officer, Chief Investment Officer and Managing Director, Stephen Kotsen, CFA, a Managing Director and Lead Portfolio Manager, and Steven Rosenthal, CFA, an Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2015. Eric Torres, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2016.

•  NAM Singapore—Simon Tan, CFA and Portfolio Manager of NAM Singapore, has been a portfolio manager of the fund since 2015.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

33

PACE Large Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation and dividend income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class Y
Management fees		0.66%		0.66%
Distribution and/or service (12b-1) fees		0.25		None
Other expenses		0.56		0.89
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.22		0.55
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[2]	0.34		0.34
Total annual fund operating expenses		1.47		1.55
Management fee waiver/expense reimbursements[3]		—		0.32
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]		1.47		1.23

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimated amounts for the current fiscal year.

3  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.14% for Class A and 0.89% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you

34

invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$691	$989	$1,309	$2,211
Class Y	125	458	814	1,818

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 72% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may also invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Asset Management (Americas) Inc. ("UBS AM"), and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A "deep value" strategy which follows a disciplined investment process.

35

•  A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, factor-based approach to investing using a systematic process and identifies securities to buy "long" and sell "short" based on a quantitative assessment of whether securities will outperform or underperform the market.

•  A "select equity income" strategy in which the subadvisor invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes, and the engagement in certain practices, such as the investment

36

of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower.

The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Pzena Investment Management, LLC ("Pzena") assumed day-to-day management of another portion of the fund's assets on May 27, 2008. Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") assumed day-to-day management of a separate portion of the fund's assets on September 11, 2013. Wellington Management Company LLP ("Wellington") assumed day-to-day management of a separate portion of the fund's assets on November 13, 2020. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Large Co Value Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: (18.43)%
Best quarter during calendar years shown—4Q 2011: 13.11%
Worst quarter during calendar years shown—3Q 2011: (18.17)%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	16.04%	5.77%	9.89%
Return after taxes on distributions	14.55	3.70	8.39
Return after taxes on distributions and sale of fund shares	10.55	4.17	7.88
Class Y (1/19/01) Return before taxes	23.10	7.24	10.77
Russell 1000 Value Index (Index reflects no deduction for fees, expenses or taxes.)	26.54	8.29	11.80

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Pzena, Los Angeles Capital and Wellington serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  Pzena—Richard S. Pzena, Managing Principal and Co-Chief Investment Officer, has been a portfolio manager of the fund since 2008. Benjamin S. Silver, Principal and Portfolio Manager, has been a portfolio manager of the fund since 2012. John J. Flynn, Principal and Portfolio Manager, has been a portfolio manager of the fund since 2017.

•  Los Angeles Capital—Hal W. Reynolds, CFA and Chief Investment Officer, and Daniel E. Allen, CFA and President, have been portfolio managers of the fund since 2013. Laina Draeger, CFA, Portfolio Manager and Director of Portfolio Strategy and Responsible Investing has been a portfolio manager of the fund since November 2020.

•  Wellington—W. Michael Reckmeyer III, CFA, Senior Managing Director and Equity Portfolio Manager, and Matthew C. Hand, CFA, Managing Director and Equity Portfolio Manager, have been portfolio managers of the fund since November 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Large Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.68%	0.68%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)[1]	0.23	0.20
Total annual fund operating expenses	1.16	0.88
Management fee waiver/expense reimbursements[2]	0.03	—
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.13	0.88

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.13% for Class A and 0.88% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$659	$895	$1,150	$1,879
Class Y	90	281	488	1,084

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

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Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies, which may be represented by derivatives such as swap agreements or futures contracts and investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may also invest, to a lesser extent, in other securities such as securities convertible into stocks, fixed income securities, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, long-term growth of intrinsic business value.

•  A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow and reinvest capital at high rates of return.

•  A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

40

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the

41

fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Jackson Square Partners, LLC ("JSP") assumed responsibility for managing a separate portion of the fund's assets on May 1, 2014. The JSP portfolio management team (as employees of a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on December 5, 2007. Mar Vista Investment Partners, LLC ("Mar Vista") assumed responsibility for managing a separate portion of the fund's assets on January 20, 2015. The Mar Vista investment team (as part of a shared services arrangement with a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on May 25, 2010. J.P. Morgan Investment Management, Inc. ("J.P. Morgan") assumed day-to-day management of a separate portion of the fund's assets on October 5, 2012. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Large Co Growth Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: 25.54%
Best quarter during calendar years shown—1Q 2012: 16.30%
Worst quarter during calendar years shown—4Q 2018: (15.41)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	24.48%	10.38%	12.43%
Return after taxes on distributions	20.04	7.10	10.21
Return after taxes on distributions and sale of fund shares	17.52	7.63	9.87
Class Y (2/15/01) Return before taxes	32.02	11.92	13.36
Russell 1000 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	36.39	14.63	15.22

Investment manager and advisor(s)

UBS AM serves as the fund's manager. JSP, Mar Vista and J.P. Morgan serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  JSP—Jeffrey S. Van Harte, Chairman and Chief Investment Officer, Christopher J. Bonavico, Portfolio Manager and Analyst, Daniel J. Prislin, Portfolio Manager and Analyst, and Christopher M. Ericksen, Portfolio Manager and Analyst, have been portfolio managers of the fund since 2007. Mr. Bonavico will be a portfolio manager until December 31, 2020, at which time he will no longer serve as a portfolio manager for the fund as a result of a transition to other responsibilities. William Montana, Portfolio Manager and Analyst, has been a portfolio manager of the fund since 2019.

•  Mar Vista—Brian L. Massey, Portfolio Manager, and Silas A. Myers, Portfolio Manager, have been portfolio managers of the fund since 2010.

•  J.P. Morgan—Giri Devulapally, Managing Director, and Joseph Wilson, Managing Director, have been portfolio managers of the fund since 2017 and 2016, respectively. Larry H. Lee, Managing Director, and Holly Fleiss, Executive Director, have been portfolio managers of the fund since November 2020.

42

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

43

PACE Small/Medium Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)[1]	0.28	0.34
Total annual fund operating expenses	1.23	1.04

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$668	$919	$1,188	$1,957
Class Y	106	331	574	1,271

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 59% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies.

44

Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A "value equity" strategy in which the subadvisor targets smaller capitalization companies believed to have sustainable business models selling below their value.

•  A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

•  A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities

45

are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Sapience Investments, LLC ("Sapience") assumed day-to-day management of a separate portion of the fund's assets on October 20, 2016. The Sapience portfolio management team (as employees of a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on October 1, 2005. Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") assumed day-to-day management of a separate portion of the fund's assets on March 6, 2012. Huber Capital Management LLC ("Huber Capital") assumed day-to-day management of a separate portion of the fund's assets on January 24, 2017. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Small/Medium Co Value Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: (15.44)%
Best quarter during calendar years shown—4Q 2011: 15.86%
Worst quarter during calendar years shown—3Q 2011: (25.18)%

46

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	18.70%	5.08%	9.33%
Return after taxes on distributions	18.51	3.07	7.54
Return after taxes on distributions and sale of fund shares	11.21	3.38	7.10
Class Y (12/20/00) Return before taxes	25.90	6.48	10.15
Russell 2500 Value Index (Index reflects no deduction for fees, expenses or taxes.)	23.56	7.18	11.25

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Sapience, Kayne Anderson Rudnick and Huber Capital serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  Sapience—Samir Sikka, Managing Director, has been a portfolio manager of the fund since 2016. Mr. Sikka also served as a portfolio manager of the fund from 2007 to 2016 as part of a former subadvisor to the fund.

•  Kayne Anderson Rudnick—Julie Kutasov and Craig Stone, Portfolio Managers and Senior Research

Analysts, have been portfolio managers of the fund since 2012.

•  Huber Capital—Joseph Huber, Chief Executive Officer and Chief Investment Officer, has been a portfolio manager of the fund since 2017.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

47

PACE Small/Medium Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)[1]	0.28	0.51
Total annual fund operating expenses	1.23	1.21
Management fee waiver/expense reimbursements[2]	—	0.13
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.23	1.08

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.33% for Class A and 1.08% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$668	$919	$1,188	$1,957
Class Y	110	371	653	1,454

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These

48

costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 89% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

•  A strategy in which the subadvisor seeks to identify and exploit the perception gap that exists between a company's business strength and the market's expectation of that strength.

•  A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

49

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Riverbridge Partners, LLC ("Riverbridge") assumed day-to-day management of a portion of the fund's assets on October 1, 2005. An entity that was acquired by Calamos Advisors LLC ("Calamos") on May 31, 2019 assumed day-to-day management of a separate portion of the fund's assets on November 25, 2013. Calamos assumed day-to-day management of a separate portion of the fund's assets on May 31, 2019. Jacobs Levy Equity Management, Inc. ("Jacobs Levy") assumed day-to-day management of a separate portion of the fund's assets on January 10, 2019. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

50

PACE Small/Medium Co Growth Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: 7.52%
Best quarter during calendar years shown—4Q 2010: 17.83%
Worst quarter during calendar years shown—3Q 2011: (20.89)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	17.09%	7.76%	11.56%
Return after taxes on distributions	12.96	4.35	8.97
Return after taxes on distributions and sale of fund shares	13.02	5.28	8.88
Class Y (2/12/01) Return before taxes	23.98	9.19	12.37
Russell 2500 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	32.65	10.84	14.01

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Riverbridge, Calamos and Jacobs Levy serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  Riverbridge—Mark Thompson, Chief Investment Officer, has been a portfolio manager of the fund since 2005.

•  Calamos—Brandon Nelson, Senior Portfolio Manager, has been a portfolio manager of the fund since 2013.

•  Jacobs Levy—Bruce I. Jacobs, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, and Kenneth N. Levy, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, have been portfolio managers of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE International Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class Y
Management fees		0.79%		0.79%
Distribution and/or service (12b-1) fees		0.25		None
Other expenses		0.74		0.68
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.30		0.24
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.44		0.44
Total annual fund operating expenses		1.78		1.47
Management fee waiver/expense reimbursements[2]		0.09		0.03
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]		1.69		1.44

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.25% for Class A and 1.00% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end

52

of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$712	$1,071	$1,454	$2,522
Class Y	147	462	800	1,755

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in (1) stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy, and (2) securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

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The main strategies of the subadvisors include:

•  A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

•  A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, factor-based approach to investing using a systematic process and identifies securities to buy "long" and sell "short" based on a quantitative assessment of whether securities will outperform or underperform the market.

•  A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the val-

ue of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

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Leverage risk associated with financial instruments and practices: The use of financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes, and the engagement in certain practices, such as the investment of proceeds received in short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Mondrian Investment Partners Limited ("Mondrian") assumed

55

day-to-day management of a portion of the fund's assets on April 1, 2004. Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") assumed day-to-day management of another portion of the fund's assets on September 13, 2013. Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") assumed day-to-day management of a separate portion of the fund's assets on January 15, 2016. The Baird investment team (as employees of a different investment advisor) assumed responsibility for managing a separate portion of the fund's assets on August 5, 2013. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE International Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: (4.70)%
Best quarter during calendar years shown—3Q 2010: 16.56%
Worst quarter during calendar years shown—3Q 2011: (19.65)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	12.30%	4.13%	4.46%
Return after taxes on distributions	11.59	3.46	3.94
Return after taxes on distributions and sale of fund shares	7.67	3.22	3.57
Class Y (1/17/01) Return before taxes	19.13	5.59	5.34
MSCI EAFE Index (net) (Index reflects no deduction for fees and expenses.)	22.01	5.67	5.50

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mondrian, Los Angeles Capital and Baird serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since July 2019.

•  Mondrian—Elizabeth A. Desmond, Deputy Chief Executive Officer, Chief Investment Officer of International Equities, has been a portfolio manager of the fund since 2009. Nigel Bliss, Senior Portfolio Manager, and Steven Dutaut, Senior Portfolio Manager, have been portfolio managers of the fund since 2014.

•  Los Angeles Capital—Hal W. Reynolds, CFA and Chief Investment Officer, and Daniel E. Allen, CFA and President, have been portfolio managers of the fund since 2013. Laina Draeger, CFA, Portfolio Manager and Director of Portfolio Strategy and Responsible Investing has been a portfolio manager of the fund since November 2020.

•  Baird—Brian Beitner, CFA, Managing Partner and Lead Portfolio Manager, has been a portfolio manager of the fund since 2013. Jesse Flores, CFA, Partner and Portfolio Manager, Haicheng Li, CFA, Partner and Co-Lead Portfolio Manager, and Nathaniel Velarde, Partner and Portfolio Manager, have been portfolio managers of the fund since May 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or

56

401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS

AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE International Emerging Markets Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)[1]	0.47	0.40
Total annual fund operating expenses	1.72	1.40
Management fee waiver/expense reimbursements[2]	0.17	0.10
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.55	1.30

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.55% for Class A and 1.30% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$699	$1,046	$1,417	$2,455
Class Y	132	433	756	1,671

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its

58

portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 79% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries, which may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in (1) bonds, including up to 10% of its total assets in bonds that are below investment grade, which are commonly known as "junk bonds," and (2) securities of other investment companies that invest in emerging markets.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

•  A strategy that invests in mid and large cap companies with a quality growth orientation.

•  A strategy that uses a bottom-up quantitative approach.

•  A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and

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to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding increases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Geographic concentration risk: To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.
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Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Mondrian Investment Partners Limited ("Mondrian") assumed day-to-day management of a portion of the fund's assets on September 28, 2004. William Blair Investment Management, LLC ("William Blair") assumed day-to-day management of a separate portion of the fund's assets on March 23, 2011. LMCG Investments, LLC ("LMCG") assumed day-to-day management of a separate portion of the fund's assets on October 16, 2012. RWC Asset Advisors (US) LLC ("RWC") assumed day-to-day management of a separate portion of the fund's assets on September 11, 2019. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE International Emerging Markets Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: (1.21)%
Best quarter during calendar years shown—3Q 2010: 19.84%
Worst quarter during calendar years shown—3Q 2011: (22.23)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (12/11/00) Return before taxes	12.22%	1.87%	1.93%
Return after taxes on distributions	12.24	1.89	2.00
Return after taxes on distributions and sale of fund shares	7.63	1.65	1.76
Class Y (2/9/01) Return before taxes	19.08	3.30	2.76
MSCI Emerging Markets Index (net) (Index reflects no deduction for fees and expenses)	18.42	5.61	3.68

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mondrian, William Blair, LMCG and RWC serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since 2019.

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•  Mondrian—Andrew Miller, Chief Investment Officer, Ginny Chong, Senior Portfolio Manager, and Gregory Halton, Senior Portfolio Manager, have been portfolio managers of the fund since 2004, 2004 and 2006, respectively.

•  William Blair—Todd M. McClone and Jack Murphy, Partners of William Blair, have been portfolio managers of the fund since 2011 and 2016, respectively.

•  LMCG—Gordon Johnson, Managing Director, Global Equities, has been a portfolio manager of the fund since 2012.

•  RWC—John Malloy, Portfolio Manager, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Global Real Estate Securities Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	0.25
Other expenses (includes administration fee of 0.10%)[1]	0.64
Total annual fund operating expenses	1.59
Management fee waiver/expense reimbursements[2]	0.14
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.45

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.45% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$689	$1,011	$1,356	$2,324

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating

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expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 111% of the average value of its portfolio.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry, which may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund may have a significant exposure to non-US securities depending upon an investment advisor's investment decisions.

The fund may engage in "short-selling," where the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return it to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves achieving total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Real estate industry risk: An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in

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general, including possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The values of securities of companies in the real estate industry, which is sensitive to economic downturns, may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trust risk: The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding increases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

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Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Brookfield Public Securities Group LLC ("Brookfield") assumed day-to-day management of a separate portion of the fund's assets on November 17, 2009. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Global Real Estate Securities Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: (22.11)%
Best quarter during calendar years shown—3Q 2010: 18.60%
Worst quarter during calendar years shown—3Q 2011: (18.53)%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2018)

Class (inception date)	1 year	5 years	10 years
Class A (12/18/06) Return before taxes	13.88%	3.36%	7.13%
Return after taxes on distributions	11.75	1.77	5.72
Return after taxes on distributions and sale of fund shares	8.18	1.84	5.03
FTSE EPRA Nareit Developed Index (Index reflects no deduction for fees, expenses or taxes.)	23.06	6.53	9.25

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Brookfield serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  Brookfield—Jason Baine and Bernhard Krieg, CFA, each a Global Portfolio Manager, have been portfolio managers of the fund since 2009.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Alternative Strategies Investments
Fund summary

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 123 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 224 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class Y
Management fees		1.30%		1.30%
Distribution and/or service (12b-1) fees		0.25		None
Other expenses		1.25		1.26
Miscellaneous expenses (includes administration fee of 0.10%)	0.51		0.52
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[1]	0.74		0.74
Acquired fund fees and expenses[2]		0.11		0.11
Total annual fund operating expenses		2.91		2.67
Management fee waiver/expense reimbursements[3]		0.29		0.30
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]		2.62		2.37

1  "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimated amounts for the current fiscal year.

2  These "Acquired fund fees and expenses" are based on estimated amounts for the current fiscal year. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

3  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2021 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of

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those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$801	$1,375	$1,975	$3,586
Class Y	240	801	1,388	2,981

*  Except that the expenses reflect the effects of the fund's fee waiver/expensereimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 491% of the average value of its portfolio.

Principal strategies
Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including exchange-traded funds ("ETFs").

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, directly manages a separate portion of the fund's assets (i.e., it allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures), and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). The allocation of the fund's assets between subadvisors is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to under-

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stand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of UBS AM and the subadvisors include:

•  An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

•  A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

•  A "currency strategy" that seeks to produce absolute return from investing in currency markets.

•  A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

•  A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

•  An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios.

•  A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

•  A "relative value strategy" that seeks to generate risk-adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield and listed options markets.

•  A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive

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returns or minimize the volatility of the fund's net asset value per share.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for securities, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisors may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

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Aggressive investment risk: The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liq-

uidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Investment company risk: Investments in open- or closed-end investment companies, including exchange-

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traded funds, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Bloomberg Barclays Global Aggregate Index shows how the fund's performance compares to the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The MSCI World Index (net) shows how the fund is performing against a diversified global equity index (an asset class in which the fund invests). The HFRI Fund of Funds Composite Index shows how the fund is performing against a broad measure of hedge fund returns. Life of class performance for the indices is as of the inception month-end of each class. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. A predecessor entity of Wells Capital Management Incorporated ("WellsCap") assumed day-to-day management of a separate portion of the funds assets at the inception of the fund. First Quadrant L.P. ("First Quadrant") assumed day-to-day management of a separate portion of the fund's assets on April 8, 2009. UBS AM assumed day-to-day management of a separate portion of the fund's assets (i.e., investing in other unaffiliated pooled investment vehicles and index futures) on March 31, 2014. Sirios Capital Management, L.P. ("Sirios") assumed day-to-day management of a separate portion of the fund's assets on May 20, 2015. Aviva Investors Americas LLC ("Aviva") assumed day-to-day management of a separate portion of the fund's assets on May 9, 2016. PCJ Investment Counsel Ltd. ("PCJ") assumed day-to day management of a separate portion of the fund's assets on July 8, 2016. Kettle Hill Capital Management, LLC ("Kettle Hill") assumed day-to-day management of a separate portion of the fund's assets on September 6, 2017. DLD Asset Management, LP ("DLD") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Magnetar Asset Management LLC ("Magnetar") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

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PACE Alternative Strategies Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: 4.61%
Best quarter during calendar years shown—1Q 2012: 6.22%
Worst quarter during calendar years shown—3Q 2011: (6.25)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (4/10/06) Return before taxes	0.28%	(0.37)%	1.78%
Return after taxes on distributions	0.28	(0.74)	1.48
Return after taxes on distributions and sale of fund shares	0.17	(0.42)	1.26
Class Y (7/23/08) Return before taxes	6.41	1.07	2.62
FTSE Three-Month US Treasury Bill Index (Index reflects no deduction for fees, expenses or taxes.)	2.25	1.05	0.56
Bloomberg Barclays Global Aggregate Index (Index reflects no deduction for fees, expenses or taxes.)	6.84	2.31	2.48
MSCI World Index (net) (Index reflects no deduction for fees and expenses.)	27.67	8.74	9.47
HFRI Fund of Funds Composite Index (Index reflects no deduction for fees, expenses or taxes.)	8.39	2.36	2.83

Investment manager and advisor(s)

UBS AM serves as the fund's manager and directly manages a separate portion of the fund's assets. WellsCap, First Quadrant, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive

Director and Portfolio Manager, have been portfolio managers of the fund since 2006, 2013 and 2009, respectively. Russell Sinder, Portfolio Manager, has been a portfolio manager of the fund since July 2019.

•  WellsCap—Dennis Bein, Portfolio Manager, David Krider, Portfolio Manager, and Harindra de Silva, Portfolio Manager, have been portfolio managers of the fund since the fund's inception in 2006.

•  First Quadrant—Dori Levanoni, Partner (Investments), and Jeppe Ladekarl, Partner and Co-Chief Investment Officer, have been portfolio managers of the fund since 2009 and 2016, respectively.

•  Sirios—John F. Brennan, Jr., co-founder and Managing Director of Sirios, has been a portfolio manager of the fund since 2015.

•  Aviva—Peter Fitzgerald, Chief Investment Officer of Multi-Assets and Macro has been a portfolio manager of the fund since 2016. James McAlevey, Portfolio Manager, and Mark Robertson, Head of Multi-Strategy Funds, have been a portfolio managers of the fund since 2018.

•  PCJ—Nereo Piticco, President, Adam Posman, Vice President and Chief Investment Officer, Heiki Altosaar, Vice President and Chief Compliance Officer, and Jenny Yan, Vice President have been portfolio managers of the fund since 2016. Kevin Kingsley, Partner, has been a portfolio manager of the fund since 2018.

•  Kettle Hill—Andrew Y. Kurita, Managing Member, Portfolio Manager and Chief Investment Officer, has been a portfolio manager of the fund since 2017.

•  DLD—Sundeep Duttaroy, Portfolio Manager, and Mark Friedman, Chief Investment Officer, have been portfolio managers of the fund since February 2020.

•  Magnetar—Devin Dallaire, Chief Investment Officer, Systematic Investing, has been a portfolio manager of the fund since February 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

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Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other share-

holder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, such as mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls).

The fund also may invest in other types of investment grade fixed income instruments, and may invest up to 5% of its net assets in non-investment grade bonds (commonly known as "junk bonds") (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the US, such as the Government National Mortgage Association and the Federal Housing Administration. The fund may invest in other mortgage-backed securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also may invest in mortgage-backed securities sponsored or issued by private entities, i.e., generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities.

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays US Mortgage-Backed Securities Index, which as of July 31, 2020 was approximately 1.69 years and may change over time. This means that the duration of the fund could range from approximately 0.84 years to 2.54 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 2 years generally will decrease in value by about 2%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 2%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the

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More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Intermediate Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income, consistent with reasonable stability of principal.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 15% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund also may invest in preferred stocks.

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg Barclays US

Aggregate Bond Index, which as of July 31, 2020 was approximately 6.09 years and may change over time. This means that the duration of the fund could range from approximately 3.04 years to 9.14 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 6 years generally will decrease in value by about 6%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 6%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on swap agreements), futures (on securities or interest rate futures) and swap agreements (specifically, interest rate swaps). These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also may be used to adjust the fund's portfolio duration.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination

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More information about the funds—PACE Intermediate Fixed Income Investments and replacement, and to allocate assets among the fund's subadvisor(s). BlackRock Financial Management, Inc. ("BlackRock Financial") currently serves as the fund's subadvisor. BlackRock Financial has retained BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock") as a sub-sub-advisor to provide certain investment advisory services with respect to non-U.S. jurisdictions pursuant to a sub-sub-advisory contract between BlackRock Financial and BlackRock International. BlackRock Financial oversees the investment advisory activities of BlackRock International. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Bloomberg Barclays US Intermediate Government/Credit Index (formerly known as the Lehman Brothers Intermediate Government/Credit Index). To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Strategic Fixed Income Investments

Investment objective and principal strategies

Investment objective

Total return consisting of income and capital appreciation.

Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays US Government/Credit Index, which as of July 31, 2020 was approximately 7.77 years and may change over time. This means that the duration of the fund could range from approximately 3.89 years to 11.66 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 8 years generally will decrease in value by about 8%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 8%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may invest in preferred securities.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

The fund's investment strategies may result in high portfolio turnover.

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More information about the funds—PACE Strategic Fixed Income Investments

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change overtime.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the sub-

advisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

Neuberger Berman invests primarily in a diversified mix of fixed rate and floating rate debt securities. Neuberger Berman employs a consistently applied, risk-managed approach to portfolio management that leverages its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. Neuberger Berman establishes the investment profile for its portion of the fund's assets, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, and credit) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, Neuberger Berman determines industry/sub-sector weightings and makes securities selections within the type of securities that the fund can purchase, such as investment grade securities, below investment grade securities, emerging market securities and non-US dollar denominated securities.

When assessing the worth of a particular security, Neuberger Berman's research and portfolio management teams utilize internally generated research and proprietary quantitatively driven tools and frameworks to (i) establish an internal outlook, (ii) evaluate the market's outlook as it is reflected in asset prices, and (iii) contrast the two. The teams then use the information generated by this process to decide which securities the fund will own. The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to

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More information about the funds—PACE Strategic Fixed Income Investments other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Municipal Fixed Income Investments

Investment objective and principal strategies

Investment objective

High current income exempt from federal income tax.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio duration to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by about 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 4%.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to bor-

row, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Mellon Investments currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongo-

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More information about the funds—PACE Municipal Fixed Income Investments ing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In deciding which securities to buy for the fund, Mellon Investments seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Mellon Investments uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Mellon Investments also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Mellon Investments may make modest duration adjustments based on economic analyses and interest rate forecasts. Mellon Investments generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Mellon Investments also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Global Fixed Income Investments

Investment objective and principal strategies

Investment objective

High total return.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds").

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays Global Aggregate Index, which as of July 31, 2020 was approximately 7.37 years and may change over time. This means that the duration of the fund could range from approximately 3.68 years to 11.06 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 7 years generally will decrease in value by about 7%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 7%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk man-

agement purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a sub-

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More information about the funds—PACE Global Fixed Income Investments advisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

J.P. Morgan will generally invest, either directly or through the use of financial derivative instruments where appropriate, in global fixed income securities.

Issuers of these securities may be located in any country, including emerging markets. J.P. Morgan may invest a significant portion of the fund's assets in agency mortgage-backed securities, asset-backed securities and covered bonds with a less significant exposure to other structured products. J.P. Morgan may invest the fund's assets, to a limited extent, in below investment grade and unrated debt securities. J.P. Morgan may also use financial derivative instruments for hedging purposes. The financial derivative instruments J.P. Morgan may use include, but are not limited to, futures, options, forward contracts on financial instruments and options on such contracts, credit linked instruments and swap contracts and other fixed income, currency and credit derivatives. J.P. Morgan may also invest the fund's assets in other non-U.S. funds, and in assets denominated in any currency. A substantial part of the assets of the fund will be hedged into US dollars. Short-term money market instruments and deposits with credit institutions may be held on an ancillary basis.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE High Yield Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds").

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may also invest in other instruments, including ETFs, that derive their value from such high yield fixed income securities.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the ICE BofA Global High Yield Index, which as of July 31, 2020 was approximately 3.78 years and may change over time. This means that the duration of the fund could range from approximately 1.89 years to 5.67 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by about 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by about 4%; however, high yield investments having the same duration as investment grade investments may react to interest rate changes to a different extent. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options, futures, currency forward and futures agreements and swap agreements. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; and to obtain or adjust exposure to certain markets. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Nomura Corporate Research and Asset Management Inc. ("NCRAM") currently serves as the fund's subadvisor. Nomura has retained Nomura Asset Management Singapore Limited ("NAM Singapore" and, together with NCRAM, "Nomura") as a sub-manager to provide certain investment advisory services with respect to Asian investments pursuant to a sub-management contract between NCRAM and NAM Singapore. NCRAM oversees the investment advisory activities of NAM Singapore.

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UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

Nomura believes that a total return strategy driven by credit research with a top-down view is the best way to generate alpha in high yield. Nomura focuses on companies that can carry their debt loads through the economic cycle (i.e., "Strong Horse" credits), generating strong, sustainable cash flows that enable them to de-lever their balance sheets and improve their ratings. As their credit quality improves, the income generated by the bonds of these companies may be supplemented by capital appreciation. Nomura believes these companies are less likely to default on payments of principal or interest to bondholders. The approach is a collaborative effort, with ideas generated by the entire investment team. Nomura analysts are organized on a sector basis and trained to focus on the return being offered for the risk being taken. In seeking total return through Strong Horse companies, Nomura focuses on avoidance of credit loss and a deep understanding of relative value and the catalysts that drive bond price appreciation.

Nomura's portfolio construction philosophy follows a fundamental, bottom-up approach with a top-down overlay that is driven by three broad factors:

•  Creative idea generation by leveraging an open seating environment.

•  Thorough research from experienced analysts that includes a comprehensive evaluation of each issuer's business risk, financial risk, and the structure associated with each issue.

•  Disciplined portfolio construction targeting the best risk and reward opportunities, also taking into account liquidity at both the issuer and portfolio level.

In determining position size, the most important factor is Nomura's in-depth credit analysis, as it seeks to identify and invest in companies that embody the pillars of a Strong Horse credit. Nomura aims to right-size its positions based on the perceived risks and possible future catalysts for performance, seeking to create portfolios that are diversified by issuer, credit quality and industry. Portfolio managers will also actively manage the credit ratings, industry, duration, and regional exposures of the fund. Nomura also closely monitors credit risks, as credits and prices constantly change, and seeks to re-adjust its security allocations accordingly.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Large Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation and dividend income.

Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. As of July 31, 2020, the Russell 1000® Value Index included companies with a market capitalization range of approximately $642 million and $1,013.6 billion. The market capitalization range and the composition of the Russell 1000® Value Index are subject to change. The fund seeks income primarily from dividend paying stocks.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may also invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Asset Management (Americas) Inc. ("UBS AM") and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pzena Investment Management, LLC ("Pzena"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Wellington Management Company LLP ("Wellington") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are

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consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

In managing its segment of the fund's assets, Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30".)

Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition, Los Angeles Capital will ordinarily seek to almost fully invest its segment of the fund's portfolio.

In managing its portion of the fund's assets, Wellington invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations. Wellington focuses on solid companies with temporary issues, rather than distressed opportunities, which inherently entails more risk. Wellington's strategy utilizes a contrarian approach focused on longer-term fundamentals to create a portfolio with an above-market projected growth rate and higher dividend yield and which trades at a discount to the market. The investment team conducts detailed fundamental research on each stock that is identified as a solid, but temporarily out-of-favor, company with sustainable or growing dividends. In addition to focusing

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on valuation, the investment team seeks to find companies they believe have the potential to continue paying their dividends in weak economic environments. Key research is generated by members of the investment team and is aggregated and compared via Wellington's fact sheet methodology. The methodology is a means by which each investment opportunity and existing portfolio position is ranked based on total appreciation potential. It incorporates Wellington's fundamental analysis and detailed financial modeling of earnings growth potential, and relative price-to-earnings estimation for each company. The potential investment universe is narrowed through a fundamentally-based focus on "areas of opportunity" (misunderstood negative events, temporarily depressed returns, management changes, industry consolidation) that the investment team believes creates the potential for excessive valuation dis-

counts relative to normalized expectations. Based on fact sheet comparisons, Wellington seeks to identify new positions that may improve the portfolio's aggregate total return potential and candidates for possible sales.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Large Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies, which may be represented by derivatives such as swap agreements or futures contracts and investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. As of July 31, 2020, the Russell 1000® Growth Index included companies with a market capitalization range of approximately $642 million and $1,820.9 billion. The market capitalization range and the composition of the Russell 1000® Growth Index are subject to change. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US (including an emerging market country) where the principal trading market for the issuer's securities is in a country other than the US (including an emerging market country).

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"),

the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Jackson Square Partners, LLC ("JSP"), Mar Vista Investment Partners, LLC ("Mar Vista") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within

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the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, JSP invests primarily in common stocks of large capitalization growth-oriented companies that JSP believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, JSP seeks to select securities of companies that it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. JSP also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

JSP researches individual companies and analyzes economic and market conditions, seeking to identify the securities that JSP thinks are the best investments for the fund. Specifically, JSP looks for disruptive change that might increase a company's potential for free cash flow growth, such as structural changes in the economy, corporate restructurings or turnaround situations, new products or changes in management.

Using a bottom-up approach, JSP looks for companies that:

•  have attractive end market potential, dominant business models and strong free cash flow generation;

•  demonstrate operational and scale efficiencies;

•  have demonstrated expertise for capital allocation; and

•  have clear shareholder-oriented governance and compensation policies.

Although JSP tends to hold a relatively focused portfolio of between 25 to 40 stocks, it generally maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth.

In managing its portion of the fund's assets, Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Mar Vista's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Mar Vista evaluates companies as private entities to determine the intrinsic worth of the business. Mar Vista uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Mar Vista typically sells a stock if the market price exceeds Mar Vista's estimate of intrinsic value, the company's fundamentals fall short of Mar Vista's investment thesis, or when there are more attractive investment alternatives. Mar Vista may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

In managing its portion of the fund, J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile. J.P. Morgan employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which it believes will achieve above-average growth in the future, and looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. J.P. Morgan's analysis focuses on companies where the market has started to recognize the existence of positive fundamentals or where structural reasons exist for companies to continue to exceed market expectations over the intermediate to long-term.

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J.P. Morgan may sell a security for several reasons. J.P. Morgan may sell a security: due to a change in the company's fundamentals or a change in the original reason for purchase of an investment; if it no longer considers the security to be reasonably valued; or if it identifies a stock that it believes offers a better investment opportunity.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Small/Medium Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. As of July 31, 2020, the Russell 2500® Value Index included companies with a market capitalization range of approximately $7.4 million and $15.5 billion. The market capitalization range and the composition of the Russell 2500® Value Index are subject to change. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"),

the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may

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More information about the funds—PACE Small/Medium Co Value Equity Investments adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In advising its segment of the fund, Sapience directly researches smaller capitalization companies with sustainable business models from an objective perspective. Sapience attempts to identify companies selling below intrinsic value with clear value drivers to realize full value within their investment time horizon (typically two to four years), and constructs a portfolio consisting of highest-conviction ideas.

Sapience utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies. Sapience concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. Sapience typically requires the existence of one or more factors, or value drivers, that it considers an impetus for change at the companies in which it invests. In other words, the team strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and a disciplined investment process to identify high-quality companies that are characterized by differentiated resilient business models, solid balance sheets and free cash flow generation, and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's research philosophy is founded on the principle that first-hand fundamental research is essential in order to make sound, long-term investment decisions. Kayne Anderson Rudnick utilizes a research process that carefully looks at a company from a three-tiered perspective involving qualitative, financial, and valuation analyses. Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model, and competitive advantages. The sustainability of the business model is continuously evaluated in light of changing business conditions. In addition, Kayne Anderson Rudnick evaluates management's strategies, financial goals, track record, and shareholder value orientation. Financial analysis involves a historical examination of the income statement, cash flow statement, balance sheet, and associated ratios on both an absolute and peer relative basis. Valuation analysis determines the current and potential value of each company in the investable universe using a variety of proprietary models to establish the value of a business under various scenarios.

Kayne Anderson Rudnick's portfolio managers, in consultation with analysts, establish price ranges for each security held by the fund. These prices are developed in consideration of expected return and comparative valuation, and are actively monitored. Sector weights are also evaluated.

Huber Capital's "deep value" strategy seeks long-term total investment return through capital appreciation, generally investing its assets in 40-80 common stocks of US companies with a market capitalization range generally consistent with, but in some cases higher than, that of the Russell 2500® Value Index, the fund's benchmark, and whose stocks are considered by Huber Capital to be undervalued.

Huber Capital may also make investments in securities of non-US issuers, including issuers in emerging markets. Huber Capital will invest primarily in domestic US securities but may invest up to 20% of its net assets in American Depositary Receipts, dollar-denominated securities of non-US issuers, or directly in securities of non-US issuers. Excluded from the securities of non-US issuers calculation are those securities which are members of a major US index or whose primary listing is on a major US exchange or quote system.

Huber Capital may invest in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for opportunistic purposes or for temporary defensive purposes in response to adverse market, economic or political conditions.

Huber Capital employs a value investing style, investing in stocks which, in Huber Capital's opinion, trade at a significant discount to the present value of future cash flows. Huber Capital attempts to identify out-of-favor stocks that represent solid fundamental value. Huber Capital identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental research. The process includes an initial review, in-depth analysis and employment of Huber Capital's proprietary valuation methodology.

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More information about the funds—PACE Small/Medium Co Value Equity Investments

Huber Capital's decision to sell portfolio securities is based on valuation, risk and portfolio guidelines. As individual stocks approach their intrinsic value or established target price and decline in their relative attractiveness, they become candidates for sale. Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment. Proceeds from sales are reinvested in companies that are more attractively valued based on purchase disciplines.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Small/Medium Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. As of July 31, 2020, the Russell 2500® Growth Index included companies with a market capitalization range of approximately $48 million and $17.3 billion. The market capitalization range and the composition of the Russell 2500® Growth Index are subject to change. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Riverbridge believes that earnings power determines

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the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

In managing its segment of the fund's assets, Calamos seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Calamos uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Calamos forms an investment decision based on this research and an assessment of the market's perception of these companies. Calamos may invest in any sector, may emphasize one or more particular sectors and may sell a company's stock when it believes a company's prospects for growth have diminished. Calamos may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio.

Jacobs Levy invests in small- and mid-cap growth stocks for the fund using a dynamic, multidimensional invest-

ment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. Jacobs Levy's security evaluation process focuses on the modeling of a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, security prices and other information. This approach is intended to promote investment exposure across securities, industries, and sectors, while managing risk exposures relative to an underlying benchmark. The range of models used by Jacobs Levy is intended to provide the fund with exposure to numerous potential opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent

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with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its segment of the fund's assets, Los Angeles Capital employs a "long/short" or "130/30"

equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30"). Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with global short sale regulations. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition, Los Angeles Capital will ordinarily seek to almost fully invest its segment of the fund's portfolio.

In managing its segment of the fund's assets, Baird endeavors to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Baird believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued

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based on a forward looking cash flow analysis. When selecting investments, Baird has a long-term time horizon.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE International Emerging Markets Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the subadvisor(s). Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), LMCG Investments, LLC ("LMCG") and RWC Asset Advisors (US) LLC ("RWC") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio,

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currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its portion of the fund's assets, William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth. William Blair normally invests on a relatively concentrated basis.

To a lesser extent, William Blair also takes into account country selection and industry sector allocation. Normally, William Blair's investments will be allocated among at least six different countries, and no more than 50% of its segment of the fund may be invested in securities of issuers in any one country at any given time. In making country allocation decisions, William Blair considers such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair may obtain exposure to emerging markets equity securities through limited investments in investment company securities, such as exchange-traded funds ("ETFs").

In managing its segment of the fund's assets, LMCG uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and LMCG believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. LMCG's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality. Market dynamic factors are designed to exploit short term trends as LMCG believes investors under-react to certain developments in the short term; value factors are intended to capture mean reversion (i.e., a return to the average) as investors tend to overreact to certain developments in the longer term; and quality factors incorporate information about the quality of earnings that investors tend to overlook. LMCG's team constructs its portion of the fund's portfolio one stock at a time in order to select those stocks that offer the best exposure to certain return and risk factors. This approach also allows LMCG to specifically adapt to market conditions and lessen or accentuate certain factors in the model to capture opportunities or reduce downside risk. LMCG continuously monitors the stocks held in the portfolio and considers selling any stock with a relatively low ranking relative to its peers. LMCG uses the proceeds to purchase stocks with a relatively higher ranking by the model.

In managing its segment of the fund's assets, RWC combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with attractive risk/return profiles based, in part, on RWC's experience investing in a wide range of markets at various stages of development. RWC's strategy focuses on companies that demonstrate robust growth characteristics and are undervalued by investors. RWC first performs qualitative and quantitative macroeconomic research regarding environment and potential tailwinds and headwinds for regions and countries, which then drives its bottom-up research on specific companies. Macroeconomic factors that RWC considers in its investment process include strength of the business cycle, inflation management, foreign exchange reserves, current account balance, fiscal policy, gross domestic product growth, and monetary policy. These factors are subsequently analyzed along with institutional and political factors. RWC may adjust its strategy to help manage the segment's liquidity and position sizing, and may sell a security that reaches its

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More information about the funds—PACE International Emerging Markets Equity Investments price target or that is negatively impacted by changes in macroeconomic conditions or geographic-, sector- or issuer-specific factors.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Global Real Estate Securities Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Principal investments

The fund seeks to achieve its objective of total return by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, considers "total return" to include income and capital appreciation, and income to include interest and dividends/distributions. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

The fund may engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS AM, the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Brookfield currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

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More information about the funds—PACE Global Real Estate Securities Investments

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its portion of the fund's assets, Brookfield intends to achieve total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose values are significantly affected by the value of such companies' real estate holdings, and related entities and structures. Real estate operating companies and related entities and structures include: (1) traditional real estate companies whose primary business is the ownership, operation and development of commercial and residential real estate; (2) those companies whose value is, in the judgment of Brookfield, significantly affected by the value of such companies' real estate holdings; and (3) non-traditional real estate companies, such as homebuilders and infrastructure companies, and asset-rich companies that own significant real estate assets, although their primary business might not be the ownership of real estate.

Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology. In the long term, Brookfield believes that a company's value is largely determined by a combination of the value of its underlying assets and the related cash flows and the strength of its management team. In the short term, however, Brookfield believes that real estate stocks are often mispriced because a range of stock market factors can influence share prices and cause divergence from their long-term fair value, in which case Brookfield may take advantage of these short-term opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Alternative Strategies Investments

Investment objective and principal strategies

Investment objective

Long-term capital appreciation.

Principal strategies
Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including ETFs.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures, and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's other subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). Wells Capital Management Incorporated ("WellsCap"), First Quadrant L.P. ("First Quadrant"), Sirios Capital Management, L.P. ("Sirios"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"). Kettle Hill Capital Management, LLC ("Kettle Hill") , DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar")

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currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The allocation of the fund's assets between subadvisors who employ investment strategies is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

UBS AM, WellsCap, First Quadrant, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar employ the following portfolio management strategies:

•  Opportunistic Strategy (UBS AM);

•  Long/Short Global Equity Strategy (WellsCap);

•  Currency Strategy (First Quadrant);

•  Liquid Alternative Long/Short Equity Strategy (Sirios);

•  Global Unconstrained Multi-Strategy Approach (Aviva);

•  Absolute Return Equity Market Neutral Strategy (PCJ);

•  Long/Short US Small Cap Equity Strategy (Kettle Hill);

•  Relative Value Strategy (DLD); and

•  Merger Arbitrage Strategy (Magnetar).

Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies. UBS AM also may utilize additional or changes to investment strategies with the current subadvisors subject to the oversight of the fund's board of trustees.

Opportunistic Strategy—UBS AM allocates a portion of the fund's assets primarily to other unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return

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objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

Long/short global equity strategy—WellsCap employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets by direct equity investment (and may also be implemented through the use of derivatives). The fund buys securities "long" that WellsCap believes will out-perform the market, and sells securities "short" that WellsCap believes will under-perform the market. This is, however, not a market neutral strategy.

The fund's long-short exposure will vary over time based on WellsCap's assessment of market conditions and other factors. WellsCap may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Currency Strategy—First Quadrant employs a "currency strategy." First Quadrant seeks positive absolute returns from its active currency strategy to deliver returns (or alpha) that are not correlated to the movements of other securities markets. The strategy seeks to exploit factors that drive the relative value of currency markets and to take advantage of the effects of changes in short-term and long-term interest rates, capital flows, trade flows and supply/demand pressures. This investment process involves the use of the First Quadrant's proprietary investment models which are the systematic expression of its research and fundamental ideas. The investment models may not be able to protect against or capture certain extraordinary sudden market events such as U.S. or foreign governments' actions or interventions, and as a result may not be as effective during these periods. First Quadrant's portfolio management team maintains the ultimate discretion over the investment models and investment decisions.

The strategy may be exposed to currencies of developed and emerging-market countries that, in First Quadrant's opinion, have liquid currency markets. Under normal market conditions, the strategy will be primarily exposed to currency through currency forwards, cross currency forwards, spot currency transactions and currency options. The strategy's investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another non-base currency versus the US dollar. The fund may hold cash or invest its cash balances at times and in any permissible investments deemed appropriate by First Quadrant in order to cover the derivative transactions or otherwise in the discretion of First Quadrant. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers. The strategy seeks to achieve positive absolute returns, or a positive return regardless of market conditions, through the income produced by investing cash and any net gains resulting from fluctuations in the values of currencies. Net losses on currency transactions will reduce positive absolute returns.

The strategy may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or its price appears overvalued relative to other currencies; (2) its security price appears to be overvalued; or (3) a more attractive investment opportunity is identified.

Liquid alternative long/short equity strategy—Sirios employs a liquid alternative long/short equity strategy. Sirios generally utilizes long positions that it believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that include sector hedges, single name and index put options, and a selection of single name large-capitalization companies that Sirios believes have deteriorating fundamentals or appear overvalued.

Sirios expects to maintain significant short positions. Although Sirios intends to maintain an overall long position in its portfolio investments, in certain circumstances, Sirios's short positions may approach or reach the size of its allocated portion's overall long position.

Investments in equity securities may include common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts, pooled investment vehicles, including other investment companies and ETFs, and master limited partnerships. Sirios may also invest in fixed income securities and other debt instruments, including bank debt, US Treasury securities and money market instruments. Its investments may include securities of US and foreign issuers, including securities of issuers in emerging mar-

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ket countries, and securities denominated in a currency other than the US dollar. Sirios invests in securities of issuers of any market capitalization.

Sirios may also use derivative instruments, such as options, forwards, swaps (including total return swaps) and other derivative instruments or combinations of derivative instruments, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of its allocated portion of the fund's assets.

Global Unconstrained Multi-Strategy Strategy—Aviva seeks to deliver returns by identifying investment ideas and opportunities across and within asset classes. After evaluating these ideas, Aviva decides how to implement a select number of them in investment strategies within the portfolio in light of the fund's objectives. Strategies may involve buying a share on the market or buying a derivative with the option to buy the share at a future date. Aviva believes multi-strategy investing provides it with many ways to reflect ideas more precisely than is possible in traditional funds.

The portfolio managers pick diverse strategies that can take views on asset classes, sectors, currencies, interest rates, inflation and volatility. The portfolio managers pick a range of strategies expected to work well together whether markets are rising or falling so that Aviva's portion of the fund can deliver growth while managing volatility.

The following three beliefs underpin Aviva's investment process and portfolio construction:

•  Markets are not efficient—markets are quick to embed information but not always the correct information, potentially leading to large swings in sentiment.

•  Markets are more focused on the short term than the medium-to-long term. Aviva's three-year investment outlook is significantly longer term in nature than many market participants, allowing Aviva to benefit from the resulting market inefficiencies. This provides an opportunity to find investment ideas and capture attractive risk-adjusted returns more consistently over a three-year investment period.

•  Diversification is of the same importance as idea generation. Moreover, Aviva believes that a portfolio construction process that recognizes the importance of risk is essential for building a well-diversified portfolio.

Aviva's portfolio managers allocate assets between investment strategies depending on how much each strategy contributes to fund risk. The fund does not seek to beat a benchmark index or peer group. Consequently, the portfolio managers can invest as much or as little as they want across asset classes and geographies. The portfolio managers and dedicated risk managers monitor how well Aviva's strategies work together in diversifying risk across the fund, resizing positions or rebalancing the portfolio as appropriate.

Aviva's dedicated risk managers are solely focused on AIMS funds and are integral to portfolio construction. They use long-term and short-term ex-ante risk models, together with hypothetical and historical scenario stress tests to provide the framework for their analysis. Critically, these models and tests alone are not sufficient validation for risk; a negative result means that the portfolio management team will not implement a position. However, even positive results from the models and tests are analysed by the on-desk risk team and portfolio managers, who use their experience to interpret the results in the context of the prevailing market.

Liquidity of underlying instruments is a key consideration in the portfolio construction process. Positions held by the fund should be scalable and easily exited, should the need arise. Aviva aims to minimize the frequency of dealing via entering/exiting positions, but may adjust position sizing as required.

The ideas proposed by investment experts across Aviva's business are broadly grouped into "market strategies", "opportunistic strategies" or "risk-reducing strategies". There are no fixed levels of exposure to these categories of strategies as the most attractive ideas will drive the category allocations at any one time.

Market strategies focus on harvesting the risk premia from traditional asset markets which Aviva believes offer attractive long-term returns. Opportunistic strategies aim to profit from market mispricing that may exist due to market segmentation, central bank intervention or regulatory changes. Aviva believes opportunities can be created by market panics or beliefs driven by external

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events. For instance, a particular market or sector may become undervalued compared to others due to overreaction to a short-term event. Aviva aims to generate positive returns over the medium-term (in this case, three years), depending on a broadly positive market environment and irrespective of the business cycle.

In times of market stress, risk-reducing strategies can significantly add to the fund's returns, while retaining a neutral to positive return over a three-year horizon. Risk-reducing strategies would be expected to perform particularly strongly in a weaker broad market environment. Such strategies would act similar to a hedging strategy that does not incur additional costs to implement.

Absolute Return Equity Market Neutral Strategy—PCJ's investment objective is to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios. The strategy is a non-traditional investment product that seeks to generate absolute returns through security selection (primarily in Canadian and US stocks) while targeting low volatility and correlation to market movements. PCJ strives to achieve this objective primarily by investing in attractively valued securities with superior fundamentals such as valuations, growth profiles and profitability, while hedging by taking short positions in securities that present an inferior return profile as a way to minimize market risk. Securities in which the strategy may invest include cash, money market instruments, debt instruments, currencies and derivatives including, but not limited to, exchange traded futures contracts on equities, bonds and commodities.

Long/Short US Small Cap Equity Strategy—Kettle Hill employs a strategy that is characterized by a value orientation with an emphasis on identifying potential intermediate-term catalysts that will drive share price performance. The combination aims to create a differentiated strategy with roots in a value discipline with some elements of growth investing. The strategy is further enhanced by active portfolio management and trading.

The strategy seeks to identify companies undergoing material dynamic change not yet recognized by the market. Kettle Hill seeks to anticipate significant changes in earnings at companies by looking for long investments that are characterized by companies under-

going earnings growth with low valuations and potentially low downside risk. Potential short investments include companies in secular decline, with what Kettle Hill views as poor management teams, deteriorating fundamentals, and/or less diversified business models that face specific negative catalysts in the near- or mid-term.

The nature of an identified catalyst may be positive or negative and the corresponding opportunities long or short. The types of catalysts that drive meaningful changes in earnings include new products, new management, restructuring programs, recapitalizations, acquisitions, divestitures, spin-offs, initial public offerings, liquidity events, financings, large changes in the supply/demand balance and/or changes in the competitive structure of the applicable industry. Such events and conditions may lead to significant price movements which Kettle Hill seeks to capture. Given the specific nature of these changes or events, Kettle Hill believes that these price changes will sometimes be uncorrelated to small cap indices.

The strategy is meant to strike a balance between the return potential of the individual securities and the risks embedded in the marketplace, especially those associated with the small cap sector. Net exposure may vary substantially as a result of Kettle Hill's bottom up investment process and overall view of the market.

Relative Value Strategy—DLD seeks to combine fundamental research and statistical screens to build a portfolio of primarily shorter duration convertible securities, isolating affordable relative value in the convertible bond, high yield and listed options markets. DLD will target holdings of 20-40 positions within its sleeve of the fund at any given time. DLD's strategy seeks to identify opportunities in four main areas:

•  Put/carry trades that focus on deep in-the-money convertible securities with positive to neutral cash flow, and which create natural hedges for the portfolio.

•  Catalyst/event trading where DLD looks to isolate opportunities through research and probability analysis.

•  Balanced trading that focuses on convertible securities with undervalued option and credit elements.

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•  Volatility trading that focuses on short duration convertible securities that are actively trading underlying equity while remaining market neutral.

Merger Arbitrage Strategy—Magnetar uses a merger arbitrage strategy to seek to achieve absolute returns. Magnetar utilizes a rule-based approach to investing and will typically invest in equity securities (including in derivatives linked to the value of the equity securities) of companies that are targets of potential merger transactions by purchasing target company securities at a discount to the expected value of such securities upon completion of the transaction. Typically, in an announced cash-for-stock or stock-for-stock transaction, Magnetar will buy equity securities of the target company, and in the case of a stock-for-stock transaction, Magnetar will also sell short the equity securities of the acquiring company. In either case, Magnetar aims to realize the price differential if and when the transaction closes. Magnetar intends to invest in a portfolio of target company equity securities meeting certain criteria with the intention of systematically capturing risk arbitrage-specific premium, and considers various factors in making investment decisions, including ramp-up periods, subscriptions and redemptions, position entry and exit conditions, market appreciation or depreciation, and desired maximum position sizes. Magnetar expects to use leverage and a variety of hedging techniques including short selling.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Additional information about investment objectives, principal risks and investment strategies

Additional information about investment objectives

The investment objective of each fund is nonfundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about principal risks

The main risks of investing in the funds are described below. As indicated in the table below, not all of these risks are main risks of investing in each fund. The table below summarizes the main risks of investing in each fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments

Ranking	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
1	Mortgage- related securities risk	Interest rate risk	Credit risk	Municipal securities risk	Interest rate risk	High yield securities ("junk bonds") risk
2	Interest rate risk	Credit risk	Interest rate risk	Interest rate risk	Credit risk	Credit risk
3	Credit risk	Mortgage- related securities risk	Mortgage- related securities risk	Credit risk	Foreign investing risk	Interest rate risk
4	US government securities risk	US government securities risk	High yield securities ("junk bonds") risk	Related securities concentration risk	Foreign custody risk	Loan Investments risk
5	Prepayment risk	Prepayment risk	US government securities risk	US government securities risk	Mortgage- related securities risk	Valuation risk
6	Arbitrage trading risk	Foreign investing risk	Prepayment risk	Liquidity risk	US government securities risk	Foreign investing risk
7	Short sales risk	High yield securities ("junk bonds") risk	Foreign investing risk	Market risk	High yield securities ("junk bonds") risk	Market risk
8	Portfolio turnover risk	Portfolio turnover risk	Portfolio turnover risk	Management risk	Prepayment risk	Liquidity risk
9	Market risk	Market risk	Market risk		Portfolio turnover risk	Leverage risk associated with financial instruments and practices
10	Liquidity risk	Liquidity risk	Liquidity risk		Market risk	Derivatives risk
11	Leverage risk associated with financial instruments and practices	Leverage risk associated with financial instruments and practices	Leverage risk associated with financial instruments and practices		Liquidity risk	Investment company risk
12	Management risk	Derivatives risk	Derivatives risk		Leverage risk associated with financial instruments and practices	Management risk
13		Swap agreement risk	Swap agreement risk		Derivatives risk
14		Management risk	Management risk		Management risk
15			Multi-manager risk

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PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments

Ranking	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
1	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk
2	Sector risk	Sector risk	Limited capitalization risk	Limited capitalization risk	Foreign investing risk	Foreign investing risk	Real estate industry risk	Sector risk
3	Foreign investing risk	Foreign investing risk	Sector risk	Sector risk	Foreign currency risk	Foreign currency risk	Real estate investment trust risk	Credit risk
4	Short sales risk	Market risk	Foreign investing risk	Market risk	Foreign custody risk	Foreign custody risk	Sector risk	Interest rate risk
5	Limited capitalization risk	Initial public offerings risk	Portfolio turnover risk	Foreign investing risk	Short sales risk	Geographic concentration risk	Foreign investing risk	Foreign investing risk
6	Market risk	Limited capitalization risk	Market risk	Model and data risk	Market risk	Limited capitalization risk	Foreign currency Risk	Foreign currency risk
7	Leverage risk associated with financial instruments and practices	Interest rate risk	Management risk	Management risk	Leverage risk associated with financial instruments and practices	High yield securities ("junk bonds") risk	Foreign custody risk	Limited capitalization risk
8	Initial public offerings risk	Credit risk	Multi- manager risk	Multi- manager risk	Credit risk	Market risk	Limited capitalization risk	High yield securities ("junk bonds") risk
9	Model and data risk	Management risk			Derivatives risk	Investment company risk	Leverage risk associated with financial instruments and practices	US government securities risk
10	Management risk	Multi- manager risk			Investment company risk	Model and data risk	Short sales risk	Short sales risk
11	Multi- manager risk				Model and data risk	Credit risk	Market risk	Valuation risk
12					Management risk	Interest rate risk	Liquidity risk	Structured Security risk
13					Multi- manager risk	Management risk	Initial public offerings risk	Aggressive investment risk
14						Multi- manager risk	Interest rate risk	Arbitrage trading risk
15							Management risk	Derivatives risk
16								Swap agreement risk
17								Portfolio turnover risk
18								Liquidity risk
19								Market risk
20								Leverage risk associated with financial instruments and practices

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Ranking	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
21								Investment company risk
22								Model and data risk
23								Multi- manager risk
24								Management risk

Aggressive investment risk. PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment advisor may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Arbitrage trading risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Credit risk. Credit risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment's value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even high quality investments are subject to some credit risk. However, credit risk is greater for lower quality investments than for investments that are higher quality. Bonds that are not investment grade, which are commonly known as "junk bonds," involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. Certain derivative transactions may also have a leveraging effect on a fund. For example, a small investment in a derivative instrument may have a significant impact on a fund's exposure to interest rates, currency exchange rates or other investments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, a fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses involving some options, futures, and other derivatives may be substantial, and in some cases losses may exceed the amount the fund's initial investment. In addition, if a fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of a fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some

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derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Equity risk. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

Foreign custody risk. A fund investing in foreign securities may hold such securities and cash with foreign banks, agents and securities depositories that are organized recently or new to the foreign custody business. In some countries, foreign banks, agents and securities depositories may be subject to less regulatory oversight. Further, the laws of certain countries may limit a fund's ability to recover its assets if a foreign bank, agent or securities depository enters into bankruptcy. Additionally, custody expenses often are more expensive outside the US, which may result in higher operating expenses for a fund. Investments in emerging markets may be subject to even greater custody risks and costs than investments in more developed markets.

Foreign investing risk; foreign currency risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Governments in emerging market countries are often less stable and more likely to take extralegal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers.

Geographic concentration risk. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

High yield securities ("junk bonds") risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities are particularly sensitive to interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are

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often thinly traded and may be more difficult to sell and value accurately than higher rated fixed income securities of a similar maturity.

Initial public offerings risk. Certain funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPO"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Interest rate risk. The value of bonds generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Duration is a measure of a fund's exposure to interest rate risk. A longer duration means that changes in market interest rates will generally have a larger effect on the fund's market value.

Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

A fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and a fund's investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for a fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a fund's securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a fund because low or negative yields on a fund's portfolio holdings may have an adverse impact on a fund's ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or minimize the volatility of a fund's NAV per share.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Investment company risk. Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks, including market risk and the risks arising from the investments made by the investment companies. Further, shares of other investment companies are subject to management fees and other expenses of those companies, and a fund indirectly will bear its proportionate share of the expenses of those companies. The purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Leverage risk-financial instruments and practices. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets, through the investment in certain financial instruments. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, and PACE Alternative Strategies Investments, which uses leverage by investing in certain financial instruments, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration. PACE Large Co Value

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Equity Investments and PACE International Equity Investments may achieve leverage in their portfolios by engaging in short sales and using the initial proceeds received to make additional investments. PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments and PACE Global Real Estate Securities Investments may achieve leverage in their portfolios by investing in derivatives.

Limited capitalization risk. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

Liquidity risk. The risk that investments cannot be readily sold at the desired time or price, and a fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Loan investments risk. In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, a fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and a fund's ability to dispose of them.

Management risk. UBS AM's and/or a subadvisor's judgment about whether securities acquired by a fund will increase or decrease in value may prove to be incorrect. For example, UBS AM and/or a subadvisor can take long positions in securities with the expectation that they subsequently will outperform the market and short positions in securities with the expectation that they subsequently will underperform the market, but UBS AM's and/or the subadvisor's expectations may not be realized, resulting in underperformance of and/or losses to a fund.

Further, there is the risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor, while designed to enhance returns, may not produce the desired results. UBS AM and/or a subadvisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund. Also, in some cases, derivatives or other investments may be unavailable or UBS AM and/or a subadvisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to a fund.

Market risk. The risk that the market value of a fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial

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markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact a fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Model and data risk: Subadvisors for PACE Large Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Emerging Markets Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Mortgage-related securities risk. Mortgage related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed below. Conversely, in periods of rising interest rates, a fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, including those structured as interest-only ("IOs") and principal-only ("POs"), can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. This can reduce the returns of a fund because the fund may have to reinvest that money at the lower prevailing interest rates. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Multi-manager risk. The investment styles and strategies of a fund's subadvisors may not complement each other as expected by the fund's manager. A fund's exposure to a particular stock, industry or technique could be greater or smaller than if the fund had a single advisor. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating

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fund assets because it pays different fees to the subadvisors which could impact its revenues.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity and market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays.

Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a relative lack of information about certain issuers of municipal securities.

Portfolio turnover risk. A fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate generally involves greater expenses to a fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Prepayment risk. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Real estate industry risk. PACE Global Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry. Investments in the real estate industry that include investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be higher if the securities are backed by subprime mortgages.

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Real estate investment trust risk. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

Related securities concentration risk. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice. To the extent the fund's investment strategy leads to sizable allocations to the municipal securities of a particular state or territory, the fund may be more sensitive to any single economic, business, political, tax, regulatory, or other event that occurs in that state or territory, including changes in the credit ratings assigned to municipal issuers of such state or territory. As a result, there may be more fluctuation in the price of the fund's shares.

Sector risk. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

Short sales risk. There are certain unique risks associated with the use of short sales strategies. When selling a security short, a fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. A fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required a fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the sale security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when a fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that a fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. In addition, a fund may incur transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. Government actions also may affect a fund's ability to engage in short selling.

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Structured security risk. A fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities market.

Swap agreement risk. A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and (in the case of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments) variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are entered into primarily by institutional investors for periods ranging from one day to more than a year. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the funds, which could have a material negative impact on the funds.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for investments in a fund's portfolio, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund may play a greater role in the valuation of the fund's investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.

Additional (non-principal) risks

China A-shares (PACE International Emerging Markets Equity Investments). The fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). China A-shares are traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, the "Stock Connect Program"), a mutual market access program designed to, among other things, enable foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong. The Stock Connect Program is subject to a number of restrictions

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imposed by Chinese securities regulations and listing rules. The Stock Connect Program continues to evolve and future developments may restrict or otherwise affect the fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to the Stock Connect Program may affect China A-share prices. These risks are heightened by the underdeveloped state of the PRC's investment and banking systems in general.

There are special risks associated with investments in China, including exposure to currency fluctuations, limited access to securities, potentially widespread trading halts on Chinese-listed issuers, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, and quota limitations. Additionally, developing countries, such as China, may subject the fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund. China is deemed by UBS AM to be a developing country, which means an investment in China has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in China to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China tend to be lower than such standards in more developed economies.

Chinese Bonds Traded Through Bond Connect (PACE Global Fixed Income Investments). The fund may invest in bonds issued by the Chinese government and certain other PRC-based entities traded on the China interbank bond market through the Bond Connect program (the "Bond Connect Program"). The

Bond Connect Program is a mutual market access arrangement between Hong Kong and the PRC that, among other things, enables investors from outside the PRC to trade certain debt securities in the PRC's bond markets.

Investments made through the Bond Connect Program are subject to order, clearance and settlement procedures that are relatively untested and the Bond Connect Program is only available on days when markets in both the PRC and Hong Kong are open. Securities purchased through the Bond Connect Program will be held via a book entry omnibus account with the local clearinghouse and the fund's ownership interest in such securities will only be reflected on the books of its Hong Kong sub-custodians, exposing the fund to the risk of settlement delays, the risk of counterparty default of the Hong Kong sub-custodian and the risk that the fund may have a limited ability to enforce rights as a bondholder. Transactions through the Bond Connect Program are settled in Chinese Renminbi ("RMB") and investors must have timely access to a reliable supply of RMB in Hong Kong to effect such transactions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through the Bond Connect Program. Investments in securities made through the Bond Connect Program are generally subject to PRC law, securities regulations, listing rules, policies and other restrictions. Changes in such laws, regulations, rules or policies in relation to the Bond Connect Program or the PRC bond markets generally may restrict or otherwise affect the fund's investments or returns. The Bond Connect program is relatively new and may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the fund's investments or returns. The necessary trading, settlement and information technology systems for the Bond Connect Program are also relatively new and are continuing to evolve. These risks may be heightened by the underdeveloped state of the PRC's investment and banking systems in general.

There are special risks associated with investments in China, including exposure to currency fluctuations, limited access to securities, potentially widespread trading halts on Chinese-listed issuers, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy

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and securities markets of China. Certain securities issued by companies located or operating in China are subject to trading restrictions, and quota limitations. Additionally, developing countries, such as China, may subject the fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund. China is deemed by UBS AM to be a developing country, which means an investment in China has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in China to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China tend to be lower than such standards in more developed economies.

LIBOR replacement risk. Certain variable- and floating-rate debt securities that a fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate ("LIBOR"). In 2017, the United Kingdom's Financial Conduct Authority ("FCA") announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a fund invests cannot yet be determined. Any pricing adjustments to a fund's investments resulting from a substitute reference rate may also adversely affect the fund's performance and/or net asset value. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. PACE Large Co Value Equity Investments and PACE International Equity Investments may also use the cash collateral they receive from their securities lending activity to finance their short selling activity, subjecting these funds to the risk that the counterparty holding this cash collateral may fail to return it promptly (e.g., in the event of a bankruptcy). Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds' lending agent.

Additional information about investment strategies

Cash reserves; defensive positions. Each fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes during adverse market conditions or when the investment advisor believes that suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the US) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new subadvisor. Because these investments provide relatively low income, a defensive or

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transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

•  During adverse market conditions or when the investment advisor believes that there is an insufficient supply of municipal securities in which PACE Municipal Fixed Income Investments primarily invests, PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

•  PACE Global Fixed Income Investments may invest in securities of only one country, including the US.

•  PACE International Equity Investments may invest without limit in bonds that are traded in the US and in foreign markets.

Portfolio turnover. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

Name-linked investment policies. As noted above, most funds have an investment policy of investing at least 80% of their net assets in the type of investment suggested by their names; in most cases, this policy may be changed by the fund's board without shareholder approval. However, these funds have also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to their 80% investment policy. PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so.

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Managing your fund account

Flexible pricing

The funds (except PACE Global Real Estate Investments) offer two classes of shares in this prospectus—Class A and Class Y. PACE Global Real Estate Investments offers Class A shares in this prospectus. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in a fund, how long you plan to hold your fund shares, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. Class Y shares are only available to certain types of investors.

Each fund has adopted a Rule 12b-1 plan for its Class A shares that allows it to pay service fees for the sale of its shares and services provided to shareholders.

You may qualify for a waiver of certain sales charges on Class A shares. See "Sales charge waivers for Class A shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" below.

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold fund shares.

The funds' sales charge waivers and discounts disclosed below in this prospectus are available for qualifying purchases made directly from the distributor and are generally available through finan-

cial intermediaries, unless otherwise specified in Appendix A to this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

The sales charge waivers and discounts available through certain financial intermediaries are set forth in Appendix A to this prospectus, which may differ from those available for purchases made directly from the distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary's related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than pay other kinds of sales charges. Class A shares pay no 12b-1 distribution fees.

If you intend to purchase more than $2 million of Class A shares of a fund, subject to availability at your intermediary, you should instead purchase Class Y shares, which have lower ongoing expenses.

The Class A sales charges for each fund are described in the following tables.

Class A sales charges. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, and PACE High Yield Investments.

	Front-end sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 to $249,999	3.25	3.36	2.75
$250,000 to $499,999	2.25	2.30	2.00
$500,000 to $999,999	1.75	1.78	1.50
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

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Class A sales charges. PACE Municipal Fixed Income Investments.

	Front-end sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 and over[3]	None	None	May pay up to 0.75[4]

Class A sales charges. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments.

	Front-end sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge ("CDSC") of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1.00% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Asset Management (US) Inc. ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

3  A CDSC of 0.75% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.75% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a fund's Automatic Cash Withdrawal Plan are not subject to this charge.

4  For sales of $500,000 or more, UBS AM (US) pays to the dealer an amount based upon the following schedule: 0.75% on the first $3 million and 0.50% on the next $2 million.

Sales charge waivers for Class A shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions of Class A shares of any registered mutual fund for which UBS AM (US) or any of its affiliates serve as principal underwriter if you:

–  Originally paid a front-end sales charge on the shares; and

–  Reinvest the money into Class A shares of the same fund within 365 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

2.  Employees of UBS Group AG and its subsidiaries and members of the employees' immediate families; and members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as principal underwriter.

3.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank

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or trust company an asset-based fee for trust or asset management services.

4.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund shares, or for otherwise participating in the program.

6.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7.  Insurance company separate accounts.

8.  Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

9.  Reinvestment of capital gains distributions and dividends.

10.  College savings plans organized under Section 529 of the Internal Revenue Code.

11.  Broker-dealers or financial institutions that have entered into an agreement with UBS AM (US), on behalf of clients participating in certain self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

12.  Customers of financial intermediaries that have a contractual arrangement with the distributor or investment advisor where such contract provides for the waiver of the front-end sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this prospectus.

13.  Clients of a financial intermediary that convert their shares from Class P shares to Class A shares in connection with the termination of their participation in the financial intermediary's fee-based advisory program.

Class A shares CDSC waivers—The CDSC will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares of any UBS Fund;

•  Exchanges between Family Funds ("Family Funds" include the PACE Select funds, the UBS Funds, and other funds for which UBS AM (US) serves as principal underwriter), if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

–  are limited annually to no more than 12% of the original account value;

–  are made in equal monthly amounts, not to exceed 1% per month;

–  the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans;

•  Redemptions made for distributions from certain retirement plans (accounts);

•  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed brokerage account, in which clients

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may or may not pay a transaction fee to the broker-dealer or financial institution; and

•  Customers of financial intermediaries that have a contractual arrangement with the distributor or investment advisor where such contract provides for the waiver of the deferred sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this prospectus.

A CDSC applicable to Class A shares exchanged for Class P shares (as described in the prospectus offering Class P shares of the funds) for traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC that would have otherwise applied to UBS AM (US). Please ask your financial advisor if you are eligible for exchanging your Class A shares for Class P shares pursuant to these exchange features, which are described under "Managing your fund account—Exchanging shares" below.

For more information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this prospectus.

Sales charge reductions for Class A shares

Right of accumulation A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class Y and/or Class P shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class Y and/or Class P shares as well as those Class A, Class Y and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class Y and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter. Shares purchased through a broker/dealer may be subject to different procedures concerning a Right of Accumulation. Please contact your investment professional for more information.

Securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class Y and/or Class P shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately.

1  Please note any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.

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Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date. Shares purchased through certain broker-dealers may be subject to different terms or procedures concerning Letters of Intent. Please contact your investment professional for more information.

Letter of Intent forms may be obtained from UBS AM (US) or from your Financial Advisor. Investors should read the Letter of Intent carefully.

Note on sales charge reductions and waivers for Class A shares

Additional information concerning sales charge reductions and waivers is available in the funds' SAI and Appendix A to this prospectus. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. If you think you qualify for any of the sales charge waivers described above, you may need to notify and/or provide certain documentation to UBS AM (US) or the funds. You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS AM (US) includes:

•  Information or records regarding shares of the funds or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the funds or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any other information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the funds' Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor. Also, information regarding the funds' distribution arrangements and applicable sales charge reductions and waivers is available free of charge on the funds' website at https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/ii_pace.html. The information is presented in a clear and prominent format and you can click on links to see the information. The information contained in or otherwise accessible through the funds' website does not form part of this prospectus.

For more information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this prospectus.

Class Y shares

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to May 25, 2010, UBS AM (US), the principal underwriter of the funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after May 25, 2010 in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

•  Shareholders of Class I shares of any UBS fund who held such shares as of the date the shares were redesignated Class Y shares;

•  Shareholders of any liquidated series of the UBS Relationship Funds who (i) held shares of the liquidated series as of the date such series liquidated, (ii) establish an account in the shareholder's name directly with the funds' transfer agent within 30 days of the series' liquidation date, and (iii) purchase a minimum initial amount of $100,000 of Class Y shares;

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

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•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Shareholders who owned Class Y shares of the fund through the PACESM Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the Program;

•  College savings plans organized under Section 529 of the Internal Revenue Code ("IRC"), if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Shareholders who invest a minimum initial amount of $2 million in a fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;

•  Employees of UBS AM or UBS AM (US) as long as the employee establishes an account in his or her name directly at the funds' transfer agent and purchases a minimum initial amount of $50,000;

•  Members of (and nominees to) the Board of Director/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member or nominee in his or her name directly at the fund's transfer agent; and

•  Other investors as approved by the funds' board.

Class Y shares of the funds are no longer available for purchase by banks, registered investment advisers and other financial institutions purchasing Class Y shares as part of a discretionary asset allocation model portfolio. Certain financial institutions currently using Class Y shares, however, may be "grandfathered" by agreement and thus continue to hold and buy Class Y shares.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement or through the funds' transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•  Buying shares through the transfer agent as described below; or

•  Opening an account by exchanging shares from another Family Fund.

The funds and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Selected securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

A note about financial intermediary fee based advisory programs—intermediary directed share class conversions

Class A shares of a fund held through a financial intermediary may be converted into Class P shares of the same fund at net asset value per share (the "Conversion"). Class A shares may only be converted into Class P shares if the Conversion is made to facilitate the shareholder's participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the fund's transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in the Class P shares. Financial intermediaries may only convert a shareholder's Class A shares into Class P shares if the Class A shares shares are no longer subject to a CDSC or the financial intermediary has agreed to reimburse UBS AM (US) a portion of the CDSC otherwise payable on those shares. The timing and implementation of the Conversion are at the discretion of the shareholder's financial intermediary. Please contact your

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financial intermediary for more information about a Conversion of shares within your account.

Shareholders converting from Class A and shares into Class P shares of the fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares. Merrill Lynch brokerage account holders who hold Class A shares of the funds and Merrill Lynch customers transferring external accounts to Merrill Lynch who hold Class A shares of the funds may exchange those Class A or Class C shares for Class P shares of the same fund to be held in a Merrill Advisory Program. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

Please contact your investment professional for further information.

Additional compensation to affiliated broker-dealer

UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•  Annual rate of 0.05% (5 basis points) of the value of the net assets invested in each fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain type of accounts).

UBS Financial Services Inc. charges a minimum of $75,000 per calendar year with respect to the funds and certain other investment companies managed by UBS AM for distribution, marketing support and other services.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to other financial institution(s)

UBS AM (US) or UBS AM may pay compensation, out of UBS AM's profits and not as an additional charge to a fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a fund, any record keeping or sub-transfer agency fees payable by a fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS AM's own resources and not as an additional charge to a fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by UBS AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with your Financial Advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A shares (except retirement accounts):

To open an account: $1,000
To add to an account: $100

Class A Shares (retirement accounts):

To open an account: $250
To add to an acount: $25

Class Y Shares:

To open an account: $2,000,000
To add to an acount: $0

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Each fund may waive or reduce these amounts for (or as otherwise noted in the prospectus):

•  Employees of UBS AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

Selling shares

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A then, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities to the extent permitted by law. Additional information is available in the SAI.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. Each fund typically expects to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however a fund may take up to 7 days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by a fund, the fund typically expects to pay sales proceeds by wire, ACH, or mailing a check to redeeming shareholders within 1 business day following receipt of the shareholder redemption order; however, a fund may take up to 7 days to pay sale proceeds.

Securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

If you purchased shares through the funds' transfer agent, you may sell them as explained below. Each fund typically expects to pay sale proceeds by wire, ACH, or mailing a check, to redeeming shareholders within 1 business day following receipt of a shareholder redemption order; however, a fund may take up to 7 days to pay sale proceeds.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500, except for pension plan and retirement accounts. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

Typically, redemptions of fund shares will be made by the funds wiring cash payments or deposits into your account. Each fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, a fund may also draw on a bank line of credit to meet redemption requests. Although not routinely used by the funds, the funds reserve the right to pay proceeds "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund's operations or in particularly stressed market conditions. In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Exchanging shares

You may exchange Class A shares of the funds, as applicable, for shares of the same class of most other Family Funds which currently offer them. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a CDSC when you exchange shares. Also, you may have to pay a CDSC if you later sell the shares you acquired in the exchange. Each fund will use the date of your original purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

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You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the funds' transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in this or any other Family Funds through the funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS AM employees or members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the funds; use electronic funds transfer or wire to buy or sell shares of the funds; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them.

Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The funds may modify, suspend or terminate telephone privileges at any time. For more

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information, you should contact your investment professional or call 1-800-647 1568.

Transfer of accounts limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the funds' transfer agent, BNY Mellon. Please contact your broker or Financial Advisor, for information on how to transfer your shares to the funds' transfer agent. If you transfer your shares to the funds' transfer agent, the funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon.

Should you decide to sell your shares of a fund in lieu of transfer, you will pay a CDSC if such charge is applicable. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a fund in connection with your purchase of fund shares. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

Each fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the US Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.

In addition, the nature of a fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the fund's portfolio holdings and the reflection of that change in the fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the fund calculates its net asset value. A fund also may be subject to arbitrage market timing because the fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the fund calculates its net asset value due to, among

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other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS AM determines to be a market timer. UBS AM maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM will consider the potential harm of the trading or exchange activity to a fund or its shareholders. If UBS AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM will attempt to prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.

Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM detects an unusual pattern of trading activity, UBS AM will notify the Financial Intermediary of the omnibus account and will generally request that the

Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary is unable identify and block the customer or participant, UBS AM will generally require the Financial Intermediary to block the particular account or plan from further purchases of fund shares or instruct the fund's transfer agent to block all purchases and exchange purchase orders from the Financial Intermediary.

While each fund will encourage Financial Intermediaries to apply the fund's market timing policies to its customers or participants who invest in the fund through an omnibus account, each fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers of Financial Intermediaries. For example, although UBS AM reviews the trading activity of omnibus accounts, UBS AM may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.

Pricing and valuation

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund generally calculates its net asset value on days that the NYSE is open. A fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their

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shares, on most national holidays and on Good Friday. To the extent that a fund's assets are traded in other markets on days when the NYSE is not open, the value of a fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

Each fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be val-

ued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee the responsibility for making fair value determinations with respect to the funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

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Each fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those events. This policy is intended to assure that each fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment manager of the funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, a fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the funds do not calculate their net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

A fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to a fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

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Management

Manager and subadvisors

UBS Asset Management (Americas) Inc. ("UBS AM") is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, New York, 10019-6028. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG ("UBS"). As of September 30, 2020, UBS AM had approximately $226 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $980 billion in assets under management worldwide as of September 30, 2020. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

UBS AM is each fund's manager and primary provider of investment advisory services. The funds operate under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of PACE Select Advisors Trust ("Trust"), to select subadvisors and recommend their hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval.

UBS AM has the ultimate authority, subject to oversight of the Trust's board, to oversee those subadvisors and continuously supervises and monitors the performance of each subadvisor on a quantitative and qualitative basis. UBS AM develops the funds' overall investment strategies and performs due diligence on each subadvisor. UBS AM regularly evaluates each subadvisor's investment strategy and investment performance as well as the consistency of the subadvisor's investment approach, and implements procedures designed to ensure the subadvisor's compliance, with the applicable fund's investment objective and restrictions. In evaluating each investment advisor, UBS AM reviews a number of factors, including, but not limited to, the subadvisor's past investment performance during various market conditions, continued ability to meet the applicable fund's investment objective, investment management philosophy and processes employed, experience and qualifications of key personnel, financial condition and stability, the correlation of the subadvisor's investment approach with those of other subadvisors of the applicable fund and the structure of the fund's overall portfolio.

UBS AM also directly provides investment advisory services to a portion of PACE Alternative Strategies Investments' assets.

UBS AM may adjust allocations among multiple subadvisors of a fund within certain risk limits reviewed and approved by the board.

Management and administration fees

UBS AM is the administrator of the funds. Each fund pays fees to UBS AM for management and administrative services. The annual contract rate for management services varies from 0.45% (before breakpoints) to 1.30% of a fund's average daily net assets. The annual contract rate for administrative services is 0.10% of each fund's average daily net assets.

The following table shows the combined annual fee rate for management and administrative services for each fund:

	Combined management and administrative services fee
	Assets under management	Fee
PACE Mortgage-Backed Securities Fixed Income Investments	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion	0.525
PACE Intermediate Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425

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	Combined management and administrative services fee
	Assets under management	Fee
PACE Strategic Fixed Income Investments	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion up to $1.25 billion	0.525
	Above $1.25 billion	0.500
PACE Municipal Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Global Fixed Income Investments	$0 – $500 million	0.750%
	Above $500 million up to $1 billion	0.725
	Above $1 billion	0.700
PACE High Yield Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Large Co Value Equity Investments	$0 – $250 million	0.800%
	Above $250 million up to $500 million	0.770
	Above $500 million up to $1 billion	0.730
	Above $1 billion	0.700
PACE Large Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.775
	Above $1 billion up to $1.5 billion	0.750
	Above $1.5 billion up to $2 billion	0.725
	Above $2 billion	0.700
PACE Small/Medium Co Value Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE Small/Medium Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE International Equity Investments	$0 – $500 million	0.900%
	Above $500 million up to $1 billion	0.875
	Above $1 billion up to $1.5 billion	0.850
	Above $1.5 billion up to $2 billion	0.825
	Above $2 billion	0.800
PACE International Emerging Markets Equity Investments	$0 – $500 million	1.100%
	Above $500 million up to $1 billion	1.075
	Above $1 billion up to $1.5 billion	1.050
	Above $1.5 billion up to $2 billion	1.025
	Above $2 billion	1.000
PACE Global Real Estate Securities Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Alternative Strategies Investments	$0 – $500 million	1.400%
	Above $500 million up to $1 billion	1.350
	Above $1 billion up to $1.5 billion	1.300
	Above $1.5 billion up to $2 billion	1.275
	Above $2 billion	1.250

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During the fiscal year ended July 31, 2020, the funds paid UBS AM at the effective rates shown below. In some cases, UBS AM waived all or a portion of its fees, or the funds were repaying UBS AM for previously reimbursed expenses pursuant to fee waiver/expense reimbursement agreements.

PACE Mortgage-Backed Securities Fixed Income Investments	0.41%
PACE Intermediate Fixed Income Investments	0.36
PACE Strategic Fixed Income Investments	0.51
PACE Municipal Fixed Income Investments	0.44
PACE Global Fixed Income Investments	0.51
PACE High Yield Investments	0.61
PACE Large Co Value Equity Investments	0.75
PACE Large Co Growth Equity Investments	0.75
PACE Small/Medium Co Value Equity Investments	0.75
PACE Small/Medium Co Growth Equity Investments	0.79
PACE International Equity Investments	0.89
PACE International Emerging Markets Equity Investments	0.99
PACE Global Real Estate Securities Investments	0.41
PACE Alternative Strategies Investments	1.21

A discussion regarding the basis for the board's approval of each fund's investment management/advisory agreements prior to July 31, 2020 is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2020. Also, a discussion regarding the basis for the board's approval of investment management/advisory agreements occurring after July 31, 2020, but prior to January 31, 2021, will be available in the funds' semi-annual report to shareholders for the fiscal period ended January 31, 2021.

Subadvisors and portfolio managers

Certain information concerning each fund's subadvisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The SAI provides information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.

All Funds. UBS AM utilizes a team approach in managing each fund. Mabel Lung, Gina Toth, Fred Lee, Joseph Sciortino and Steve Bienashski are jointly and primarily responsible for the day-to-day management of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments. Mabel Lung, Fred Lee, Gina Toth, Ned Sienko, Vincent Russo and Mayoor Joshi are jointly and primarily responsible for the day-today management of PACE Large Co Value

Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Global Real Estate Securities Investments. Mabel Lung, Gina Toth, Fred Lee and Russell Sinder are jointly and primarily responsible for the day-to-day management of PACE Alternative Strategies Investments. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Mabel Lung is a portfolio manager of UBS AM's multi-asset and multi-component portfolios and has been an integral member of the team since 2000 when UBS AM launched the UBS Multi-Asset Managed Accounts Program. Recognizing the importance of after-tax investment results to US private clients, Ms. Lung led her team to launch personalized tax management in 2011 as a tax overlay investment service to multi-asset portfolios. Ms. Lung has significant experience in manager selection, overseeing $30 billion of assets for institutional and private clients globally through open architecture of best-in-class managers in liquid strategies, combined with a keen focus on risk-aware and holistic portfolio construction. Ms. Lung joined a predecessor business to UBS in 1984 and specifically joined the asset management division in 1995. Prior to this, Ms. Lung was a corporate finance analyst at an investment banking firm.

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Fred Lee is Head of Portfolio Construction & Quantitative Research on UBS AM's Multi-Manager Solutions ("MMS") team, a role he has held since 2011. In this role, Mr. Lee oversees the portfolio construction process in determining the specific allocations to individual subadvisors. Mr. Lee specifically the MMS team in 2009 and joined UBS AM in 2006 as a Risk Analyst, where he provided risk assessment and monitoring for all client portfolios using industry standard and proprietary systems. He also worked on the continuous improvement of UBS AM's proprietary risk models. Prior to joining UBS AM, Mr. Lee worked as a consultant at MSCI Barra providing advice to large investment managers across Europe on the interpretation and use of risk models and analytics. Mr. Lee is a qualified Financial Risk Manager and a Regular Member of the CFA Society of the UK.

Gina Toth is a Senior Investment Officer within the MMS team. Ms. Toth is part of the team responsible for sub-advisor due diligence and selection, portfolio construction, risk management, investment oversight, and performance of multi-asset strategies. These investment strategies include both internal and external capabilities. Ms. Toth joined UBS AM in March 2013. Previously, she worked at AllianceBernstein as a Senior Portfolio Manager in New York and Sydney, specializing in multi-asset portfolios, asset allocation and custom solutions for the institutional, high-net worth and retail channels, encompassing both traditional and non-traditional asset classes. Previously, Ms. Toth also spent 14 years in New York and London as a fixed income portfolio manager for US and global portfolios.

Vincent Russo is a Research Analyst for the MMS team and joined the team in late 2012. He is responsible for the evaluation and ongoing oversight of equity investment capabilities used in various asset management portfolios. This includes the PACE Select Advisors Trust mutual funds with close to $10 billion of externally sub-advised assets by more than 20 unaffiliated subadvisors, as well as monitoring of internal UBS AM strategies. Mr. Russo's duties also include due diligence of external managers, evaluating the investment processes, performance, and risk management of fundamental equity managers, and researching and analyzing their alpha generation ability. Mr. Russo joined UBS AM in 2007 as an analyst in Private Wealth Solutions, part of the Global Investment Solutions team. In that role, he conducted ETF due diligence and selection for multiple asset classes within equity, fixed income and alternatives. In addition, Mr. Russo was responsible for portfolio overlay and implementation within private client multi-asset portfolios. Prior to this position, Mr. Russo was lead Trade Coordinator at Deutsche Bank, an Associate Portfolio Manager at Alliance Bernstein and a Financial Analyst at MetLife.

Mayoor Joshi is an Investment Officer for the MMS team. Mr. Joshi is primarily responsible for fundamental equity investment capabilities. His duties include sub-advisor due diligence and selection, investment and performance oversight, risk management, and portfolio construction for multi-managed equity portfolios. Prior to joining UBS AM in 2014, Mr. Joshi worked as a Managing Director at Rocaton Investment Advisors, an institutional investment consulting firm focused on manager research (from 2006 to 2014). Mr. Joshi's responsibilities included due diligence on equity managers across regions and styles, as well as communication of views with clients and internal constituents. Prior to that role, Mr. Joshi worked at The Vanguard Group (from 2000 to 2004). Mr. Joshi has over 16 years of industry experience.

Ned Sienko is the Head of Equity Investments for the MMS team and UBS Hedge Fund Solutions ("HFS"). Mr. Sienko is primarily responsible for manager research as well as portfolio management of certain client portfolios. Previously, he was responsible for the oversight of the Portfolio Management and Due Diligence team of the Alternative Investment Group within UBS Wealth Management Americas, serving as a Portfolio Manager since July 1995, and as the Head of the Alternative Investment Group's portfolio management group since 1998. Prior to joining UBS in 1995, Mr. Sienko worked at Kidder, Peabody & Co., Inc. where his responsibilities included finance, product origination and due diligence (from 1984 to 1994). Mr. Sienko has over 35 years of investment industry experience.

Joseph Sciortino is the Head of Credit Investments for the MMS team and HFS. Mr. Sciortino is primarily responsible for manager research in structured products and private credit and is involved in corporate credit strategies. He is a member of the portfolio management team and is actively involved in a variety of client-facing functions. Prior to joining UBS in 2006, Mr. Sciortino was a Senior Investment Analyst at Lake Partners, Inc., a multi-billion dollar consultant specializing in alternative

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investments, where he was responsible for manager research, portfolio management and directing the junior research analysts (from 2000 to 2006). Mr. Sciortino has over 20 years of investment industry experience.

Steve Bienashski, CFA, is an Investment Officer for the MMS team and HFS. Mr. Bienashski is primarily responsible for manager research in corporate credit, structured credit, and private credit. Prior to joining UBS in 2017, he was a Senior Investment Analyst and Portfolio Manager at International Asset Management (IAM), a multi-billion dollar alternative asset manager that specializes in hedge fund allocations, where he was responsible for sourcing manager allocations, managing client portfolios, and leading credit research for the firm (from 2010 to 2017). Mr. Bienashski started his career as a Credit Underwriter at Regions Financials Corporation and specialized in non-performing CRE loans (from 2009 to 2010). Mr. Bienashski has over ten years of investment industry experience.

Russell Sinder, CFA, is a Senior Investment Officer for the MMS team and HFS. Mr. Sinder is primarily responsible for manager research. He joined the predecessor business to UBS AM in 1998 as an Investment Analyst in its Alternative Investment Group, which was a division of Wealth Management Americas until it was transferred to A&Q in October 2010. Prior to joining UBS AM, Mr. Sinder worked at Ivy Asset Management, where he was a Research Analyst covering a variety of hedge fund strategies (1995-1998). Mr. Sinder has over 24 years of investment industry experience.

PACE Mortgage-Backed Securities Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") serves as subadvisor for PACE Mortgage-Backed Securities Fixed Income Investments. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. On September 30, 2020, PIMCO had approximately $2.02 trillion in assets, including $1.55 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

Daniel Hyman and Michael Cudzil are jointly and primarily responsible for the day-to-day management of the fund. Mr. Hyman is a managing director and head of the agency mortgage portfolio management team in the Newport Beach office. He is the lead portfolio manager on PIMCO's Ginnie Mae and Mortgage

Opportunities Strategies. Mr. Hyman and team have been recognized by Lipper for their long-term performance on both of these flagship mortgage strategies. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse, where he traded agency pass-throughs. He has 18 years of investment experience.

Michael Cudzil is a managing director in the Newport Beach office, a senior member of the liability-driven investment portfolio management team and a generalist portfolio manager. He has served as chair of the Americas Portfolio Committee, as a rotating member on the PIMCO Investment Committee and as co-head of the agency MBS portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trading position at Salomon Brothers. He has 24 years of investment experience.

PACE Intermediate Fixed Income Investments.

BlackRock Financial Management, Inc. ("BlackRock Financial") serves as subadvisor for PACE Intermediate Fixed Income Investments. BlackRock Financial is located at 55 East 52nd Street, New York, New York 10055. BlackRock Financial is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the US. BlackRock, Inc. was formed in 1988 and, as of September 30, 2020, had $7.81 trillion in assets under management. BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock"), Exchange Place, One, 1 Semple St, Edinburgh EH3 8BL, serves as the fund's sub-sub-advisor.

BlackRock uses a team approach in the management of the fund. Akiva Dickstein and Harrison Segall have been jointly responsible for the day-to-day management of PACE Intermediate Fixed Income Investments since March 2014 and June 2016, respectively. BlackRock's Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock's risk management analytics to regularly evaluate the composition of the fund. Portfolio teams are responsible for setting the top-down asset allocation framework for portfolio construction and investment teams are responsible for bottom-up idea generation, including research, analysis, and security selection. The Fundamental Fixed Income Team con-

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sists of over 200 members within the portfolio teams and investment teams, as well as over 60 credit research analysts and substantial quantitative research analysts.

Akiva Dickstein, Managing Director, is head of customized multi-sector portfolios and co-head of global inflation linked portfolios within BlackRock's Global Fixed Income group, and a member of the Global Fixed Income executive team. He is also a portfolio manager of BlackRock's Core Bond Fund. Prior to taking on his current responsibilities, Mr. Dickstein was the lead portfolio manager on BlackRock's mortgage portfolios. Before joining BlackRock in 2009, Mr. Dickstein spent eight years at Merrill Lynch, where he served as Managing Director and head of the U.S. Rates & Structured Credit Research Group.

Harrison Segall, Director, is a portfolio manager on the Core Portfolio Management team within BlackRock's Global Fixed Income group. He is responsible for alpha strategies, portfolio construction, and asset allocation for customized core and global inflation linked portfolios. Prior to joining the Portfolio Management Group in 2011, Mr. Segall was a member of BlackRock Solution's Portfolio Analytics Group, where he began his career as an analyst in 2008.

PACE Strategic Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") serve as subadvisors for the fund.

PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. On September 30, 2020, PIMCO had approximately $2.02 trillion in assets, including $1.55 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

Scott Mather is CIO U.S. Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Mr. Mather also oversees ESG portfolio integration in the U.S. Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 26 years of investment experience.

Neuberger Berman is located at 1290 Avenue of the Americas New York, New York 10104. Neuberger Berman is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC ("NBG"). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG's voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by Neuberger Berman employees. As of September 30, 2020, NB Group and its affiliates managed approximately $374 billion in assets.

Thanos Bardas, David M. Brown and Bradley C. Tank have been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2015. Ashok Bhatia has been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2017. Adam Grotzinger has been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2019.

Thanos Bardas, Managing Director, joined the firm in 1998. Mr. Bardas is the head of global rates and serves as a senior portfolio manager on global investment grade and multi-sector fixed income strategies. He sits on the firm's asset allocation committee and fixed income's investment strategy committee, and is a member of the fixed income multi-sector group. Mr. Bardas also leads the global rates team in determining rates exposure across various portfolio strategies and oversees both inflation and LDI investments.

David M. Brown, CFA, Managing Director, rejoined the firm in 2003. Mr. Brown is co-head of global investment grade and acts as senior portfolio manager on both global investment grade and multi-sector fixed income strategies. He is a member of the fixed income investment strategy committee and the fixed income multi-sector group. Mr. Brown also leads the investment grade credit team in determining credit exposures across both global investment grade and multi-sector fixed income strategies.

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Adam Grotzinger, CFA, Managing Director, joined the firm in 2015. Mr. Grotzinger is a senior fixed income portfolio manager based in Chicago. Prior to joining Neuberger Berman, Mr. Grotzinger worked in the fixed income teams at Franklin Templeton in Singapore, London and California. He is a Chartered Financial Analyst (CFA) Charterholder and member of the Chicago CFA society.

Brad C. Tank, Managing Director, joined the firm in 2002 and is the Chief Investment Officer and global head of fixed income. He is a member of Neuberger Berman's operating, investment risk, asset allocation committees and fixed income's investment strategy committee, and leads the fixed income multi-sector group. From inception in 2008 through 2015, Mr. Tank was also Chief Investment Officer of Neuberger Berman's multi-asset class investment business and remains an important member of that team along with the firm's other CIOs. From 1990 to 2002, Mr. Tank was director of fixed income for Strong Capital Management in Wisconsin. He was also a member of the office of the CEO and headed institutional and intermediary distribution.

Ashok K. Bhatia, CFA, Managing Director, joined the firm in 2017. Mr. Bhatia is a senior portfolio manager in the fixed income multi-sector group and is a member of the multi-asset class portfolio management team, the fixed income investment strategy committee and the firm's asset allocation committee. Previously, Mr. Bhatia has held senior investment and leadership positions in several asset management firms and hedge funds, including Wells Fargo Asset Management, Balyasny Asset Management, and Stark Investments. Mr. Bhatia has had investment responsibilities across global fixed income and currency markets. Mr. Bhatia began his career in 1993 as an investment analyst at Morgan Stanley.

PACE Municipal Fixed Income Investments. Mellon Investments Corporation ("Mellon Investments") serves as subadvisor for PACE Municipal Fixed Income Investments. Mellon Investments is located at BNY Mellon Center, 201 Washington St., Boston, Massachusetts 02108. Mellon Investments assumed management of the fund on August 1, 2001. Mellon Investments predecessor was founded in 1933 and, as of September 30, 2020, Mellon Investments had

approximately $557.7 billion in assets under management.

Daniel Marques is a senior portfolio manager for US Municipal Bond strategies. He is responsible for managing US Municipal Bond portfolios for institutional, high net worth and mutual fund clients. Mr. Marques is also a leader of sustainability/ESG integration for US municipal bond portfolios and a lead portfolio manager for the US Municipal Impact strategy. Mr. Marques continues to be responsible for municipal market analysis and attribution. Mr. Marques joined the company in 2000 from Citizens Bank where he worked as an investment research manager. Mr. Marques holds the CFA® designation and has 23 years of investment experience.

Daniel Rabasco is Managing Director, head of municipal bonds, overseeing and guiding the investment management process for the firm's tax-exempt strategies. Previously, he was the head of trading for tax-exempt bonds, responsible for managing the municipal bond trading desk. Before joining the firm, Mr. Rabasco directed the municipal bond group at Fleet where he was responsible for managing mutual fund, common trust fund and high net worth client assets. Previously, he was a portfolio manager at Evergreen Investments, where he managed national and state-specific mutual funds. His other responsibilities included hospital and high yield credit analysis. Mr. Rabasco began his career as a municipal analyst at Liberty Insurance Company. Mr. Rabasco has been in the investment industry since 1987. Mr. Rabasco has served as a member of the Municipal Securities Rulemaking Board's Investor Advisory Group (2004-2008). He holds the CFA® designation and is a member of the CFA Institute. Mr. Rabasco has 33 years of investment experience.

PACE Global Fixed Income Investments. J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the subadvisor for the fund. J.P. Morgan is located at 383 Madison Avenue, New York, New York 10179 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2020 J.P. Morgan and its affiliates had approximately $2.2 trillion in assets under management.

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Iain Stealey, Managing Director, is the International Chief Investment Officer. An employee since 2002 and based in London, Mr. Stealey is a portfolio manager focusing on multi-sector bond strategies for both segregated clients and pooled funds. Within the global aggregate team, Mr. Stealey was previously responsible for the portfolio management of enhanced cash and short duration portfolios. Mr. Stealey is a CFA charterholder and holds the Investment Management Certificate from the UK Society of Investment Professionals.

Linda Raggi, Executive Director, is a member of the global fixed income, currency & commodities (GFICC) group. Based in London, Ms. Raggi is a portfolio manager focusing on global aggregate, multi-sector bond strategies for both segregated clients and pooled funds. An employee since 2008, Ms. Raggi previously worked as a fixed income client portfolio manager. Ms. Raggi holds a Series 3 license and the Investment Management Certificate from the UK Society of Investment Professionals and is a CFA charterholder.

Myles Bradshaw, Managing Director, is the Head of Global Aggregate Strategies within the global fixed income, currency and commodities (GFICC) group. An employee since 2019 and based in London, he is a portfolio manager focusing on multi-sector bond strategies for both segregated and pooled funds. He has 25 years of experience managing interest rate, credit, securitized, volatility and foreign exchange rate risks in global portfolios. Mr. Bradshaw joins from Amundi, where he was head of the global aggregate fixed income team. Before joining Amundi, Mr. Bradshaw spent 8 years as a portfolio manager at PIMCO, where he led the firm's Eurozone sovereign and macro strategy, and sat on the regional European investment committee. He also worked at Threadneedle Investment Managers, managing global and sterling portfolios. Mr. Bradshaw started his career in 1996 as an economist at HM Treasury in London, before moving into asset management with M&G Investments.

PACE High Yield Investments. Nomura Corporate Research and Asset Management Inc. ("NCRAM"), Worldwide Plaza, 309 West 49th Street, New York, New York 10019, serves as the fund's subadvisor. As of September 30, 2020, NCRAM had approximately $27.8 billion in assets under management. NCRAM pro-

vides investment advisory services to institutional clients and collective investment vehicles. Nomura Asset Management Singapore Limited ("NAM Singapore"), 10 Marina Boulevard, #33-03, Marina Bay Financial Centre Tower 2, Singapore 018983, serves as the fund's sub-manager. As of September 30, 2020, NAM Singapore had approximately $11.86 billion in assets under management. NAM Singapore specializes in Asian fixed income and equities investment management. David Crall, Stephen Kotsen, Steven Rosenthal, Eric Torres and Simon Tan are primarily responsible for the day-to-day management of the fund. Messrs. Crall, Kotsen, Rosenthal and Tan have held their fund responsibilities since July 2015 and Mr. Torres has held his fund responsibilities since August 2016.

David Crall, CFA, is the President, Chief Executive Officer, Chief Investment Officer and a managing director with NCRAM. He is also a member of NCRAM's Board of Directors. Mr. Crall became President and Chief Executive Officer of NCRAM in June 2019, and in this capacity he is responsible for the firm's overall management and business strategy. In addition, as Chief Investment Officer since January 2010, he leads the investment activities and investment team of NCRAM. He is the Chairman of NCRAM's investment, risk monitoring, and ESG Committees. Previously, he was a portfolio manager and co-head of the high yield bond team at NCRAM, encompassing primarily high yield bonds but also public-side management of loans and distressed investments, since 2000. Prior to that, he was a portfolio manager of various high yield accounts at NCRAM since 1997, and an analyst in the high yield group at NCRAM for various industries since 1992. He is a CFA charterholder, a member of the CFA institute, and a member of the New York Society of Security Analysts.

Stephen Kotsen, CFA, is a managing director and portfolio manager with NCRAM. He joined NCRAM in December 1998 and has been a portfolio manager for NCRAM's high yield bond investments since 2000. Upon joining NCRAM he worked as a credit analyst primarily responsible for the gaming, lodging, leisure, metals and mining, chemicals, homebuilding, building products, printing, publishing, and shipping industries. From July 1995 until December 1998 he was a portfolio manager at Lazard Frères Asset Management for a $2 billion investment-grade portfolio. Thereafter, he became a

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generalist high yield research analyst and later managed an $85 million double-B rated high yield portfolio. Mr. Kotsen is a CFA charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

Steven Rosenthal, CFA, is an executive director and portfolio manager with NCRAM. He is the portfolio manager of NCRAM's European high yield strategy having managed it since its 2012 inception. He also supervises NCRAM's activities in the leveraged loan market. From 2010 to 2016 he was the co-portfolio manager of the long/short strategy. He had been the assistant portfolio manager of the long/short strategy during 2009. In 2005 he spearheaded the firm's establishment of a dedicated distressed capability and was the primary analyst following the distressed universe through 2009. Prior to that, he had been an analyst in the high yield group at NCRAM for various industries including gaming, lodging, leisure, metals and mining, homebuilding and building products and wireline telecommunications since 2000. He is a CFA charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

Eric Torres, is an executive director and portfolio manager for NCRAM's emerging markets ("EM") strategies. Mr. Torres is responsible for the management of EM hard currency sovereign credit bonds and assumed the lead portfolio manager role for EM corporate sleeves for global high-yield products managed by NCRAM in September 2016. Before joining NCRAM in 2008, Mr. Torres was a research strategist in the Latin America research team at JPMorgan in New York, where he worked since 2000, covering different roles within the emerging markets research team. Prior to joining JPMorgan, Mr. Torres was an economist, covering Mexico at Chase Manhattan Bank Mexico (from 1998 to 2000) and Banco Santander's economic consulting unit (from 1996 to 1998) based in Mexico City.

Simon Tan, CFA is the head of fixed income and senior portfolio manager with NAM Singapore. He joined NAM Singapore in June 2011 and is currently responsible for the management of Nomura Asset Management's Asia-ex Japan fixed income mandates. Mr. Tan was previously a fixed income portfolio manager with APS Komaba Asset Management with responsibility over institutional mandates covering Asia credit, Asia rates & currencies and global rate & currencies. Prior to that, he was a portfolio manager and investment analyst at UOB Asset Management.

PACE Large Co Value Equity Investments. Pzena Investment Management, LLC ("Pzena"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Wellington Management Company LLP ("Wellington") serve as subadvisors for PACE Large Co Value Equity Investments.

Pzena is located at 320 Park Avenue, 8th Floor, New York, New York 10022. As of September 30, 2020, Pzena had approximately $33.3 billion in assets under management. Richard S. Pzena, Benjamin S. Silver and John J. Flynn are primarily responsible for the day-to-day management of the fund. Mr. Pzena has held his fund responsibilities since May 2008. Mr. Silver has held his fund responsibilities since October 2012. Mr. Flynn has held his fund responsibilities since 2017.

Mr. Pzena, Founder, Managing Principal and Co-Chief Investment Officer of Pzena, serves as co-portfolio manager on Pzena's U.S. large cap and mid cap strategies, along with the focused value and U.S. best ideas services, and is a member of the firm's executive committee. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. equity investments and Chief Research Officer for Sanford C. Bernstein & Company ("Bernstein"). He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena also served as Chief Investment Officer, small cap equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles.

Mr. Silver is a Principal and co-portfolio manager for U.S. mid cap, large cap, and global strategies, along with the focused value and small cap focused value services. Prior to joining Pzena in 2001, Mr. Silver was a research analyst at Levitas & Company, a value-based equity hedge fund, and a manager for Ernst & Young LLP in their financial services group. Mr. Silver is a Certified Public Accountant and holds the CFA designation.

Mr. Flynn is a Principal and a co-portfolio manager for Pzena's U.S. mid cap and large cap strategies, along with the focused value and small cap focused value

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services. Prior to joining Pzena in 2005, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm.

Los Angeles Capital is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025, and has been in the investment management business since 2002. As of September 30, 2020, Los Angeles Capital had approximately $27.1 billion in assets under management. Los Angeles Capital uses a team approach in managing its portion of the fund's portfolio. Hal W. Reynolds, CFA, Daniel E. Allen, CFA, and Laina Draeger, CFA, share authority and responsibility for research and management of the fund's portfolio.

Hal W. Reynolds, CFA and Chief Investment Officer, co-founded Los Angeles Capital in 2002. He oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's research team to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998. Daniel E. Allen, CFA and President, joined Los Angeles Capital in 2009. He is responsible for developing global equity applications for clients and is a senior member of the Portfolio Management team and a member of the firm's Investment Committee. Previously, he was with Wilshire Associates Incorporated and Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked with equity management, private markets asset management and in consulting. Laina Draeger, CFA, portfolio manager and Director of Portfolio Strategy and Responsible Investing joined Los Angeles Capital in 2007. Ms. Draeger's role encompasses oversight of client portfolios, responsible investing, and portfolio strategy. Ms. Draeger chairs the Firm's Responsible Investing Solutions Group and is a member of Los Angeles Capital's Investment Committee. Prior to joining Los Angeles Capital, Ms. Draeger started her career as an analyst in the investment management division of First Republic Bank.

Wellington has principal offices at 280 Congress Street, Boston, Massachusetts 02210 and, along with its predecessor organizations, has provided investment advisory services for over 80 years. As of September 30, 2020, Wellington and its investment advisory affiliates had assets under management of approximately

$1.18 trillion. W. Michael Reckmeyer III, CFA, and Matthew C. Hand, CFA are primarily responsible for the day-to-day management of Wellington's portion of the fund's portfolio.

Mr. Reckmeyer is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Prior to joining Wellington in 1994, Mr. Reckmeyer worked as an analyst at Kemper Financial Services and as an analyst at the State of Michigan pension fund. Mr. Hand is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Mr. Hand joined Wellington in 2004.

PACE Large Co Growth Equity Investments. Jackson Square Partners, LLC ("JSP"), Mar Vista Investment Partners, LLC ("Mar Vista") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") serve as subadvisors for PACE Large Co Growth Equity Investments.

JSP is located at One Letterman Drive, Building A, Suite 3-200, San Francisco, California 94129. JSP is a limited liability company organized under the laws of Delaware. JSP is jointly owned by key JSP employees and Delaware Investments Advisers Partners, Inc. ("Delaware") (an affiliate of Delaware Investments Fund Advisers, which was the fund's subadvisor from December 2007 until the creation of JSP). Delaware is an indirect subsidiary of Macquarie Group Limited ("Macquarie"), an Australian bank holding company. Macquarie is located at No. 1 Martin Place, Sydney, New South Wales 2000, Australia. As of September 30, 2020, JSP had approximately $21.6 billion in assets under management. A team is primarily responsible for the management of the portion of the fund managed by JSP. Located in San Francisco, the portfolio management team, which includes Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin, Christopher Ericksen and William Montana, has held its fund responsibilities since December 2007 (except Mr. Montana, who began serving as a portfolio manager in January 2019). Mr. Bonavico will be a portfolio manager until December 31, 2020, at which time he will no longer serve as a portfolio manager for the fund as a result of a transition to other responsibilities.

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Jeffrey S. Van Harte, chairman and the chief investment officer, joined JSP in April 2014. Previously, he was a senior vice president and the chief investment officer at Delaware, and was the chief investment officer for its Focus Growth Equity team (2005 to 2014). Prior to that, he was a principal and executive vice president at Transamerica Investment Management (1980 to 2005).

Christopher J. Bonavico, portfolio manager and analyst, joined JSP in April 2014. Previously, he was a vice president, senior portfolio manager and analyst at Delaware, and was a senior portfolio manager on its Focus Growth Equity team (2005 to 2014). Prior to that, he was a principal and portfolio manager at Transamerica Investment Management (1993 to 2005).

Daniel J. Prislin, portfolio manager and analyst, joined JSP in April 2014. Previously, he was a vice president, senior portfolio manager and analyst at Delaware, and was a senior portfolio manager on its Focus Growth Equity team (2005 to 2014). Prior to that, he was a principal and portfolio manager at Transamerica Investment Management (1998 to 2005).

Christopher M. Ericksen, portfolio manager and analyst, joined JSP in April 2014. Previously, he was a vice president, portfolio manager and analyst at Delaware, and was a portfolio manager on its Focus Growth Equity team (2005 to 2014). Prior to that, he was a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs in investment banking and investment management (1994 to 2004).

William Montana, a portfolio manager and analyst, joined JSP in September 2014. Previously, he was an associate at TPG Capital, a private equity firm, and focused on growth capital opportunities (2011 to 2014). Prior to that, he was an investment banking analyst at Goldman Sachs and focused on financial institutions.

Mar Vista is a Delaware limited liability company located at 11150 Santa Monica Boulevard, Suite 320, Los Angeles, California 90025. Mar Vista is a registered investment adviser founded in 2007. Mar Vista offers large cap equity strategies to a variety of clients including public funds, corporations, endowments, foundations, Taft Hartley plans and individuals. As of September 30, 2020, Mar Vista had approximately $4.0 billion in assets under management.

Mar Vista uses a team approach in its management of its portion of the fund's assets. Brian L. Massey and Silas A. Myers are the portfolio managers that are primarily responsible for the day-to-day management of the fund's assets allocated to Mar Vista. Messrs. Massey and Myers have held their fund responsibilities since May 2010.

Mr. Massey is a portfolio manager. Prior to joining Mar Vista in 2007, Mr. Massey was employed as a portfolio manager and analyst at Roxbury Capital Management, LLC ("Roxbury") for 10 years and was also appointed as Roxbury's Director of Research in 2003. Prior to joining Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick's Corporate Financial and Strategic Consulting Group. Mr. Massey has more than 29 years of investment experience.

Mr. Myers is a portfolio manager. Prior to joining Mar Vista in 2007, Mr. Myers was employed as a portfolio manager and analyst at Roxbury for seven years. Prior to joining Roxbury, he was an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. Mr. Myers has more than 30 years of investment experience.

J.P. Morgan is located at 383 Madison Avenue, New York, New York 10179 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2020, J.P. Morgan and its affiliates had approximately $2.2 trillion in assets under management.

Giri Devulapally, managing director, is a portfolio manager in the U.S. Equity Group. An employee since 2003, Mr. Devulapally is responsible for managing the large cap growth strategy. Prior to joining the firm, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. Mr. Devulapally is a CFA charterholder.

Joseph Wilson, managing director, is a research analyst and portfolio manager within the U.S. Equity Group. An employee since 2014, Mr. Wilson is responsible for the technology sector for JPMorgan's large cap growth portfolios. He is also a portfolio manager on the J.P. Morgan

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U.S. technology strategy. Prior to joining the firm, Mr. Wilson spent six years as a buy side analyst for UBS Global Asset Management, where he covered the technology sector for the large cap growth team from 2010 to 2014, and the mid cap growth team in 2009. Prior to that, Mr. Wilson worked at RBC Capital Markets as a sell side research associate covering enterprise, infrastructure, and security software.

Larry H. Lee, managing director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2006, Mr. Lee covers the financials and business services sector and is a co-portfolio manager of the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Mr. Lee spent eleven years as a sell side analyst at several firms, including CIBC World Markets, Merrill Lynch and Banc of America Securities, primarily focused on the business services sector.

Holly Fleiss, executive director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2012, Ms. Fleiss covers the health care sector and is a co-portfolio manager of the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Ms. Fleiss spent five years as a buy side analyst at HealthCor Management, focusing on the biotechnology, specialty and pharmaceutical sectors. Prior to that, Ms. Fleiss spent three years at ThinkPanmure and UBS, where she focused on biotechnology, specialty and pharmaceutical stocks as part of a specialized life sciences team advising institutional and ultrahigh net worth brokerage clients.

PACE Small/Medium Co Value Equity Investments. Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") serve as subadvisors for PACE Small/Medium Co Value Equity Investments.

Sapience is located at 520 Newport Center Drive, Suite 650, Newport Beach, California 92660. Sapience is an investment manager with approximately $588.5 million in assets under management as of September 30, 2020. Sapience was founded in 2016 and is composed of an established investment team. Sapience commenced investment management responsibilities for the fund in October 2016. However, the investment team previously held investment management responsibilities for the fund at its predecessor firm. Sapience's CIO, Samir Sikka, has served as a portfolio manager to the fund since October 2016 (and also from January 2007 to September 2016 as part of a former subadvisor to the fund). Previously, Mr. Sikka served as a lead portfolio manager for Metropolitan West Capital Management, LLC's Pelican Value Equity team within Wells Capital Management, Inc. (a former subadvisor to the fund) from July 2006 to September 2016, and as senior vice president and senior analyst of Trust Company of the West from April 1999 to February 2006. Mr. Sikka has nearly 24 years of industry experience.

Kayne Anderson Rudnick is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067. Kayne Anderson Rudnick acts as a subadvisor to mutual funds and as an investment adviser to institutions and individuals and has approximately $42.2 billion in assets under management as of September 30, 2020. Julie Kutasov and Craig Stone are primarily responsible for the day-to-day management of the fund's assets allocated to Kayne Anderson Rudnick, and have served as portfolio managers since March 2012. Julie Kutasov is a portfolio manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization materials and processing sectors. Before joining Kayne Anderson Rudnick in 2001, she worked in the Asset Management Division of Goldman Sachs in a program focused on investment management for high-net worth individuals, and at Arthur Andersen as a Senior Associate leading teams that provided financial audit and business advisory services to a variety of clients in service-related industries. Craig Stone is a portfolio manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization producer-durables sector. Before joining Kayne Anderson Rudnick in 2000, Mr. Stone was a portfolio manager at Doheny Asset Management.

Huber Capital is located at 2321 Rosecrans Avenue, Suite 3245, El Segundo, California 90245. Huber Capital has provided investment advisory services to registered investment companies, individual and institutional accounts since 2007. Huber Capital's assets under management as of September 30, 2020 were approximately $289.1 million. Joseph Huber, Huber Capital's Chief Executive Officer and Chief Investment Officer, has been primarily responsible for the day-to-day management of Huber Capital's portion of the fund since 2017. Prior to founding Huber Capital, Mr. Huber

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was a principal and director of research for Hotchkis and Wiley Capital Management from October 2001 through March 2007, where he helped oversee over $40 billion in US value asset portfolios. He built a research platform which utilized best practices of both fundamental research and behavioral psychology to create a unique and value-added investment approach. Mr. Huber is also an Associate in the Society of Actuaries.

PACE Small/Medium Co Growth Equity Investments. Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as subadvisors for PACE Small/Medium Co Growth Equity Investments.

Riverbridge is located at 1200 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Riverbridge is an investment manager with approximately $6.75 billion in assets under management as of September 30, 2020. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. Mark Thompson leads an eight-person investment team, all of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July 1987.

Calamos is located at 2020 Calamos Court, Naperville, IL 60563. Calamos is a multi-discipline, global investment adviser that was founded in 1977. As of September 30, 2020, Calamos had approximately $28.6 billion in assets under management.

Brandon Nelson is responsible for the day-to-day management of Calamos' portion of the fund's assets. Mr. Nelson is a senior portfolio manager at Calamos and leads the investment team managing Calamos' portion of the fund's assets. Prior to his time at Calamos, Mr. Nelson was the President, Chief Investment Officer and a director of Timpani Capital Management, LLC (an entity that was acquired by Calamos on May 31, 2019) since 2008. Prior to that, he was a senior portfolio manager and managing director at Wells Capital Management since 2005.

Jacobs Levy is located at 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932, and has approximately $12.1 billion in assets under management as of

September 30, 2020. Founded in 1986, Jacobs Levy is an independent investment advisory firm focusing exclusively on the management of equity portfolios in a variety of strategies. Bruce I. Jacobs and Kenneth N. Levy are responsible for the day-to-day management of Jacobs Levy's portion of the fund's assets.

Bruce I. Jacobs co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager and co-director of research of the firm. Previously, Dr. Jacobs was first vice president of the Prudential Insurance Company of America, where he served as senior managing director of a quantitative equity management affiliate of the Prudential Asset Management Company and managing director of the pension asset management group. Prior to that, he was on the finance faculty of the University of Pennsylvania's Wharton School and consulted to the Rand Corporation.

Kenneth N. Levy, CFA, co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager, and co-director of research of the firm. Previously, Mr. Levy was managing director of a quantitative equity management affiliate of the Prudential Asset Management Company. Prior to that, he was responsible for quantitative research at Prudential Equity Management Associates.

PACE International Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") currently serve as the fund's subadvisors.

Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2020, Mondrian managed over $46 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Portfolio managers and analysts are responsi-

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ble for research in the areas and sectors they cover. Portfolio managers and analysts bring security buy and sell recommendations from their regions and sectors to the International Equity Forum and the Equity Strategy Committee to either be added or dropped from the Mondrian approved buy list. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Elizabeth A. Desmond, Nigel Bliss and Steven Dutaut, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Ms. Desmond joined Mondrian in 1991, assuming portfolio management responsibilities for the Pacific region. Ms. Desmond is Deputy Chief Executive Officer chief investment officer of international equities and leads the strategy committee responsible for setting investment policy for Mondrian's international equity portfolios. Ms. Desmond has served as a portfolio manager for the fund since July 2009. Mr. Bliss joined Mondrian in 1995. He is a senior portfolio manager and a member of Mondrian's Non-U.S. Equity Strategy Committee. Mr. Dutaut joined Mondrian in 2007. He is a senior portfolio manager and a member of Mondrian's Non-U.S. Equity Strategy Committee.

Los Angeles Capital is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025, and has been in the investment management business since 2002. As of September 30, 2020, Los Angeles Capital had approximately $27.1 billion in assets under management. Los Angeles Capital uses a team approach in managing its portion of the fund's portfolio. Hal W. Reynolds, CFA, Daniel E. Allen, CFA and Laina Draeger, CFA, share authority and responsibility for research and management of the fund's portfolio.

Hal W. Reynolds, CFA and Chief Investment Officer, co-founded Los Angeles Capital in 2002. He oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's research team to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998. Daniel E. Allen, CFA and President, joined Los Angeles Capital in 2009. He is responsible for developing global equity applications for clients and is a senior member of the Portfolio

Management team and a member of the firm's Investment Committee. Previously, he was with Wilshire Associates Incorporated and Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked with equity management, private markets asset management and in consulting. Laina Draeger, CFA, portfolio manager and Director of Portfolio Strategy and Responsible Investing joined Los Angeles Capital in 2007. Ms. Draeger's role encompasses oversight of client portfolios, responsible investing, and portfolio strategy. Ms. Draeger chairs the Firm's Responsible Investing Solutions Group and is a member of Los Angeles Capital's Investment Committee. Prior to joining Los Angeles Capital, Ms. Draeger started her career as an analyst in the investment management division of First Republic Bank.

Baird is located at 777 East Wisconsin Avenue, Milwaukee, WI 53202. Baird is a registered investment advisor founded in 1919. Baird specializes in wealth management, capital markets, private equity and asset management. As of September 30, 2020, Baird had approximately $111 billion in assets under management. Brian Beitner, Jesse Flores, Haicheng Li, and Nathaniel Velarde are primarily responsible for the day-to-day management of Baird's portion of the fund's assets.

Brian Beitner, CFA, is managing partner of Chautauqua Capital Management and lead portfolio manager for Chautauqua's strategies. Prior to forming Chautauqua in January 2009, he was a member of the TCW Concentrated Core Equities portfolio management team. Mr. Beitner joined TCW in 1998, where he held multiple positions including director of equity research, senior equity strategist and portfolio manager for international and global equity portfolios. Prior to working at TCW, he worked with Scudder, Stevens & Clark; Bear, Stearns & Co. and Security Pacific Bank.

Jesse Flores, CFA, is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2013, he was an investment analyst at Blavin & Company where he was a generalist responsible for both equity and high-yield debt securities. Additionally, he covered the US semiconductors and hardware sectors as a research analyst at Lehman Brothers and Roth Capital Partners.

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Haicheng Li, CFA, is a partner of Chautauqua Capital Management and serves as co-lead portfolio manager for Chautauqua's strategies. Prior to joining Chautauqua in 2016, she was a senior analyst and portfolio manager at TCW with specific expertise in the healthcare sector.

Nathaniel Velarde is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2019, he was senior financial analyst at j2 Cloud Services and a senior vice president and global equity analyst at PIMCO's London branch. Prior to that, Mr. Velarde worked at Nuveen Investments in the Tradewinds Global Investors and NWQ Investment Management divisions as managing director, senior equity analyst and director of research. He also served as a vice president and equity analyst at TCW, primarily covering the industrials, business services and basic materials sectors.

PACE International Emerging Markets Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), LMCG Investments, LLC ("LMCG") and RWC Asset Advisors (US) LLC ("RWC") serve as subadvisors for PACE International Emerging Markets Equity Investments.

Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2020, Mondrian managed over $46 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Currently there are seven portfolio managers on the dedicated emerging markets team. Other investment professionals directly contribute as analysts to the team on a regular basis. The team conducts its own research, while also drawing on the research resources of the firm's other investment professionals, particularly in the Pacific Basin.

All portfolio managers have research specialties and are responsible for supplying research for the countries they cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. The members of the team rely on each other's expertise when constructing a portfolio. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.

A team of individuals, currently including Andrew Miller, Ginny Chong and Gregory Halton, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Mr. Miller joined Mondrian in 2000 and is currently the Chief Investment Officer for Emerging Markets Equities. Ms. Chong joined Mondrian in 2000 and has served as a senior portfolio manager for the fund since 2004. Mr. Halton joined Mondrian in 2004 and has served as a senior portfolio manager for the fund since July 2006.

William Blair is located at 150 North Riverside Plaza, Chicago, IL 60606. William Blair is registered as an investment adviser with the SEC and is affiliated with William Blair & Company, L.L.C., an investment adviser registered with the SEC and founded in 1935. William Blair was established in 2014 as part of an organizational restructuring whereby some investment management services previously performed by the Investment Management division of William Blair & Company, L.L.C. are performed by William Blair. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. William Blair provides portfolio management for international, domestic, and global equities funds and accounts, as well as domestic fixed income funds and accounts. Todd M. McClone and Jack Murphy are primarily responsible for the day-to-day

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management of the fund. Messrs. McClone and Murphy have served as portfolio managers since March 2011 and October 2016, respectively. As of September 30, 2020, William Blair had $61.17 billion in assets under management.

Todd M. McClone, CFA, is a Partner of William Blair. Mr. McClone has been with William Blair and affiliates since 2000. He is a portfolio manager for the emerging leaders strategy and is a portfolio manager for the emerging markets growth strategy. From 1993 through 2000, he was a senior research analyst specializing in international equity for Strong Capital Management, Inc. Prior to joining Strong Capital Management, Inc., he was a Corporate Finance Research Analyst with Piper Jaffray & Co. At Piper Jaffray & Co., he worked with the corporate banking financials team on a variety of transactions, including initial public offerings, mergers and acquisitions and subordinated debt offerings, and issued fairness opinions and conducted private company valuations.

Jack Murphy, CFA, is a Partner of William Blair. Mr. Murphy is a portfolio manager for the emerging markets leaders and international developed plus strategies. Mr. Murphy was previously the Director of Research for the global equity team and a research analyst covering mid-large cap non-US consumer stocks. He joined the firm in 2005 as a research analyst within William Blair's sell-side research department focusing on e-commerce and hardline retailers. Previously, Mr. Murphy worked at Credit Suisse First Boston ("CSFB") for nearly six years as an equity research analyst, covering a broad range of retail companies. Before CSFB, he worked as an equity research analyst at Lehman Brothers and as an equity research associate at Salomon Brothers. Prior to sell-side research, Mr. Murphy worked as a financial analyst for General Electric Capital ("GE"), having graduated from GE's Financial Management Program.

LMCG is an SEC registered investment adviser located at One Boston Place, 201 Washington Street, 29th Floor, Boston, Massachusetts 02108. Royal Bank of Canada ("RBC") is LMCG's indirect majority owner. As of September 30, 2020, LMCG had assets under management of approximately $6.4 billion.

Gordon Johnson is the managing director, Global Equities, for LMCG. Prior to joining LMCG in August 2006, Mr. Johnson spent six years at Evergreen

Investments, where he served as senior portfolio manager and Senior Vice President/Director for the firm's Global Structured Products group. Prior to joining Evergreen, Mr. Johnson spent seven years at Colonial Management, where he served as portfolio manager for a quantitative/fundamentally managed global mid-cap balanced fund and was Director and Vice President of Quantitative Research. Mr. Johnson has also held teaching positions at the University of Massachusetts and California State University.

Chi Zhang is a quantitative research analyst for the Global Equity team. Prior to joining LMCG in April 2016, Mr. Zhang worked for the Global Equity team in the summer of 2015 and was responsible for researching stock selection factor ideas for the team. He is a CFA charterholder and has passed CAIA Level I.

RWC is an SEC registered investment adviser that is located at 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133 and was founded in 2012. As of September 30, 2020, RWC had approximately $17.68 billion in assets under management.

John Malloy is the portfolio manager for RWC's emerging markets equity strategy and its portion of the fund. Prior to joining RWC in 2015, Mr. Malloy was senior managing director and director of investments at Everest Capital, where he worked for 18 years. Prior to joining Everest Capital, he was an investment manager at Baring Asset Management, where he focused on Latin American and U.S. high yield markets.

PACE Global Real Estate Securities Investments. Brookfield Public Securities Group LLC ("Brookfield") serves as the subadvisor for PACE Global Real Estate Securities Investments.

Brookfield is located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1010. As of September 30, 2020, Brookfield and its affiliates had approximately $15.4 billion in assets under management. Brookfield specializes in managing global REITs on behalf of clients in Australia, Europe and North America. Jason Baine and Bernhard Krieg, CFA, are primarily responsible for the day-to-day management of the fund's assets allocated to Brookfield. They have served as portfolio managers for the fund since November 2009.

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Mr. Baine, global portfolio manager, has 24 years of investment management experience in the real estate securities area, including portfolio management for institutional accounts. Mr. Baine has been with Brookfield and its affiliates since 2001. Mr. Krieg, CFA, global portfolio manager, joined Brookfield in April 2006 and has 22 years of experience. Mr. Krieg was previously a senior vice president and senior analyst for Haven Funds, a real estate securities hedge fund. Prior to this, he was a vice president and senior analyst at Security Capital Research and Management.

PACE Alternative Strategies Investments. UBS AM serves as the manager for PACE Alternative Strategies Investments. Wells Capital Management Incorporated ("WellsCap"), First Quadrant, L.P. ("First Quadrant"), Sirios Capital Management, L.P. ("Sirios"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar") serve as subadvisors for PACE Alternative Strategies Investments. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

WellsCap has offices at 525 Market Street, 10th Floor, San Francisco, California 94105. As of September 30, 2020, WellsCap had approximately $512.4 billion in assets under management. WellsCap was founded in 1996. The WellsCap Investment team has served to the fund since its inception.

WellsCap utilizes a team portfolio management approach. A team of investment professionals at WellsCap serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of WellsCap's portion of the fund. Dennis Bein oversees the team regarding the management of the fund. David Krider serves as lead portfolio manager for global equity strategies. Harindra de Silva heads the research efforts for the team.

Dennis Bein, portfolio manager, has 30 years of industry experience. David Krider, portfolio manager, has 18 years of industry experience. Prior to joining the firm, Mr. Krider was founder and Chief Technology Officer (1996-2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a research associate at First Quadrant before leaving to start his own firm. Harindra de Silva, portfolio manager, has 35 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception.

First Quadrant is located at 800 East Colorado Blvd., Suite 900, Pasadena, California 91101. As of September 30, 2020, First Quadrant had approximately $14.3 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, including mandates and active/passive mandates, all managed by First Quadrant and non-discretionary portfolios managed by strategic partners using First Quadrant investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant and its strategic partners. First Quadrant is a systematic investment management boutique founded in 1988 and has served as a subadvisor to the fund since April 2009.

As a systematic manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Dori Levanoni and Jeppe Ladekarl are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant, and have served as portfolio managers of the fund since April 2009 and July 2016, respectively.

Dori Levanoni is a partner and senior member of First Quadrant's investment team. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Upon joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of currency products.

Jeppe Ladekarl is a partner and serves as Co-Chief Investment Officer at First Quadrant. In this capacity, Mr. Ladekarl jointly oversees all investment-related responsibilities, including strategy development, portfolio construction, risk management, portfolio implementation and trade execution. Prior to assuming the role of Co-Chief Investment Officer, Mr. Ladekarl directed the firm's efforts in the global macro space for many years. Before joining the firm in 2009, he worked at the World

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Bank, where he held a number of roles, including principal portfolio manager for the currency and GTAA portfolios managed by the World Bank Pension and Endowments Department. Prior to the World Bank, Mr. Ladekarl was a Special Advisor at the Danish Central Bank.

Sirios, located at One International Place, Boston, MA 02110, is an investment management firm founded in 1999. As of September 30, 2020, Sirios had approximately $1.41 billion in assets under management. John F. Brennan, Jr. holds authority and responsibility for research and the day-to-day management of the portion of the fund's portfolio allocated to Sirios.

Mr. Brennan co-founded Sirios in 1999 and currently serves as Managing Director. Prior to co-founding Sirios, Mr. Brennan was a senior vice president (1998 to 1999) of MFS Investment Management where he served as analyst and portfolio manager (1985 to 1999) and member of the MFS Advisory Board and MFS Equity Management Group (1998 to 1999).

Aviva, located at 225 West Wacker, Suite 2250, Chicago, IL 60606, is an asset management firm part of Aviva plc, a global asset management firm listed on the London stock exchange. As of September 30, 2020, Aviva (excluding Canada) had approximately $6.15 billion in assets under management. Peter Fitzgerald, Mark Robertson and James McAlevey are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Aviva.

Peter Fitzgerald manages Aviva's suite of outcome-focused multi-strategy funds targeting specific client outcomes such as achieving reliable capital growth and securing a steady stream of income. He also leads Aviva's global multi-assets and macro investment teams and is responsible for the strategic direction of its global multi-asset, macro and multi-strategy offering. Mr. Fitzgerald began his career at Old Mutual in 1995 before joining BNP Wealth Management's multi-asset team. He has extensive international experience having worked in Asia, Latin America and Europe. He joined Aviva in 2011. He is also a CFA charterholder.

Mark Robertson is responsible for managing Aviva's suite of outcome-focused multi-strategy funds as well as leading its multi-strategy investment team. Prior to join-

ing Aviva, Mr. Robertson was head of multi-asset portfolios at NN Investment Partners with responsibility for portfolio construction, risk budgeting and performance. He was also lead manager for the Kronos multi-strategy portfolios and a co-manager on the absolute return funds. In addition, Mr. Robertson was head of the innovation lab, which looks at implementing new data sets and tools to enhance the investment process. Prior to that, Mr. Robertson was a portfolio manager at UBS Asset Management.

James McAlevey manages Aviva's AIMS fixed income and target return funds. He also leads Aviva's rates team. Prior to joining Aviva in 2016, Mr. McAlevey served as head of interest rates with a focus on alpha generation in the benchmark agnostic product offering at Henderson Global Investors. He also previously worked on the hedge fund side of the business, where he gained insight and experience in the use and application of derivatives in an absolute return framework. Mr. McAlevey is also a CFA charterholder.

PCJ Investment Counsel Ltd. ("PCJ"), located at 130 King St. West, Suite 1400, P.O. Box 240, Toronto, ON M5X 1C8, is part of a multi-boutique investment management partnership with the Connor, Clark & Lunn Financial Group. As of September 30, 2020, PCJ had approximately $0.4 billion in assets under management. Nereo Piticco, Adam Posman, Heiki Altosaar, Jenny Yan and Kevin Kingsley are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to PCJ.

Nereo Piticco is President and a founding partner of PCJ since 1996. He is responsible for portfolio management and fundamental research across all PCJ investment strategies. He has over 34 years of experience in the investment management industry.

Adam Posman joined PCJ as a partner in 2011, and he is the Chief Investment Officer, is responsible for decision-making and oversight for all PCJ investment strategies, and is the lead portfolio manager for the PCJ absolute return strategy. He also maintains responsibility for portfolio management, fundamental research and trading across all PCJ investment strategies. Prior to joining PCJ, Mr. Posman worked at Brookfield Investment Management (Canada) Inc. as a member of a portfolio management team focused on both an unconstrained

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long/short equity strategy and a high-yield credit strategy.

Heiki Altosaar joined PCJ in 1996 and later became a partner of the firm. He maintains a lead portfolio management role for the firm's large cap Canadian equity strategy, and he also conducts fundamental research on information technology, industrials, healthcare, and consumer companies. Mr. Altosaar is also Chief Compliance Officer for PCJ, a title that he has held for over 18 years. Prior to becoming a member of the PCJ team, he worked at Elliot & Page Ltd. as an equity analyst.

Jenny Yan joined PCJ in 2014, and maintains responsibility for portfolio management and fundamental research across all PCJ investment strategies. Prior to joining PCJ, she worked at JP Morgan (UK) as an equity research and investment banking analyst, evaluating various equity, debt and M&A transactions for metals & mining companies.

Kevin Kingsley joined PCJ in 2018 as a partner, and he maintains responsibility for portfolio management and fundamental research for each of PCJ's strategies. Prior to joining PCJ, Mr. Kingsley co-managed a market-neutral North American strategy for Seven Seas Capital Management. Prior to that, he was a member of the Fundamental Investment Group, UBS Securities Canada Inc. Prior to that he worked in Equity Research for UBS Securities Canada, focusing on Energy and Pipelines.

Kettle Hill Capital Management, LLC is located at 675 Third Avenue, 15th Floor, New York, NY 10017. As of September 30, 2020, Kettle Hill had approximately $740.8 million in assets under management. Kettle Hill utilizes a fundamental, research driven investment approach and focuses primarily on long and short value biased opportunities within the US small cap equity sector. The firm manages assets for a diverse client base, including institutional and high net worth clients, and employs a full-time staff of 14 professionals, including 8 investment professionals. Andrew Kurita is the primary investment professional responsible for the day-to-day management of Kettle Hill's portion of the fund.

Kettle Hill was established in 2003 by Mr. Kurita, who has served as portfolio manager and Chief Investment Officer since inception. Prior to forming Kettle Hill, Mr. Kurita served as Vice President at Andor Capital

Management and prior to that was a Vice President at Cramer Rosenthal McGlynn. He is a CFA charterholder.

DLD is located at 80 Broad Street, 16th Floor, New York, NY 10004. As of September 30, 2020, DLD had approximately $930 million in assets under management. DLD was founded in 2013, its sole business is asset management and the firm offers a variety of alternative investment products to its clients.

DLD employs a team-based approach to investment research and portfolio management. Sudeep Duttaroy and Mark Friedman are primarily responsible for day-to-day management of the portion of the fund allocated to DLD. Mr. Friedman has over 28 years of experience in the alternative investment industry. Mr. Friedman founded DLD in May 2013, where he serves as Chief Investment Officer and founder. Mr. Duttaroy has been a Portfolio Manager at DLD since 2015 and has 18 years of experience trading convertible bonds across global markets. Prior to his time at DLD, Mr. Duttaroy was a portfolio manager at Amida Capital Management and at AM Investment Partners (a predecessor firm of DLD).

Magnetar Asset Management LLC ("Magnetar") is located at 1603 Orrington Ave, 13th Floor, Evanston, IL 60201. As of September 30, 2020, Magnetar and its affiliates had approximately $12.28 billion in assets under management. Devin Dallaire is primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Magnetar.

Devin Dallaire joined an affiliate of Magnetar in 2010, and is Chief Investment Officer of Systematic Investing for Magnetar. Prior to joining Magnetar's affiliate, Mr. Dallaire was a senior investment researcher at Bridgewater Associates, where he was responsible for researching and developing risk management and portfolio construction strategies for their Fundamental Global 68 Macro Fund. Prior to joining Bridgewater Associates, he was head of risk management and quantitative research at Third Point. From 2001 to 2006, he was head of global equity quantitative research at Citadel Investment Group. Mr. Dallaire started his career in 1994 at Stafford Trading where he was head of quantitative research.

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Other information

UBS AM has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") with respect to each fund in this prospectus except PACE Alternative Strategies Investments. UBS AM is subject to registration and regulation as a CPO under the CEA with respect to its services to PACE Alternative Strategies Investments. UBS AM will need to continue engaging in a limited level of commodity trading to continue to qualify for the CPO exclusion with respect to each fund (other than PACE Alternative Strategies Investments) or may withdraw its exclusion with respect to a fund (which may incur additional costs). PACE Alternative Strategies Investments' current net asset value per share is available to investors at https://www.ubs.com/us/en/
asset-management/individual-investors-and-financial-advisors/products/ii_pace.html.

To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate.

Dividends and taxes

Dividends

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class A shares are expected to have the lowest dividends of any class of a fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the funds through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

Taxes

PACE Municipal Fixed Income Investments seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another fund the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you annually how you should treat its dividends for tax purposes.

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The maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and if it elects to do so, then your share of such foreign taxes would generally be included in your income and, subject to certain limitations, you would generally be entitled to a foreign tax credit in computing your taxes.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

The funds are generally required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the funds' default method of average cost, unless you instruct the funds to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds' SAI.

Disclosure of portfolio holdings

Each fund will generally post on UBS AM's website at http://www.ubs.com/global/en/asset_management.html, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar quarter-end, on or about 25 calendar days after the end of the calendar quarter.

Each fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's Forms N-PORT for the last month of the applicable fiscal quarter and Forms N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, you may obtain copies of Forms N-PORT and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568. Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.

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Financial highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

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Financial highlights

PACE Mortgage-Backed Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.69	$12.34	$12.85	$13.15	$12.96
Net investment income (loss)[1]	0.26	0.30	0.24	0.17	0.19
Net realized and unrealized gain (loss)	0.48	0.46	(0.38)	(0.13)	0.29
Net increase (decrease) from operations	0.74	0.76	(0.14)	0.04	0.48
Dividends from net investment income	(0.40)	(0.41)	(0.37)	(0.34)	(0.29)
Net asset value, end of year	$13.03	$12.69	$12.34	$12.85	$13.15
Total investment return[2]	6.02%	6.27%	(1.12)%	0.30%	3.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.36%	1.38%	1.09%[3]	1.08%	1.07%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	1.20%	1.25%	0.97%[3]	0.97%	0.97%[3]
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income (loss)	2.02%	2.42%	1.88%	1.33%	1.47%
Supplemental data:
Net assets, end of year (000's)	$31,498	$34,380	$30,489	$36,239	$41,260
Portfolio turnover	765%	905%	887%	1,255%	1,383%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.69	$12.35	$12.86	$13.16	$12.96
Net investment income (loss)[1]	0.30	0.33	0.27	0.19	0.23
Net realized and unrealized gain (loss)	0.48	0.45	(0.38)	(0.12)	0.29
Net increase (decrease) from operations	0.78	0.78	(0.11)	0.07	0.52
Dividends from net investment income	(0.43)	(0.44)	(0.40)	(0.37)	(0.32)
Net asset value, end of year	$13.04	$12.69	$12.35	$12.86	$13.16
Total investment return[2]	6.28%	6.44%	(0.87)%	0.63%	4.03%

Ratios to average net assets:

Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.23%	1.25%	1.01%[3]	0.99%	0.89%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.97%	0.98%	0.72%[3]	0.72%	0.72%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	2.35%	2.66%	2.12%	1.49%	1.73%
Supplemental data:
Net assets, end of year (000's)	$15,308	$25,481	$30,542	$45,658	$51,823
Portfolio turnover	765%	905%	887%	1,255%	1,383%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

162

Financial highlights

PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.44	$11.90	$12.34	$12.45	$12.36
Net investment income (loss)[1]	0.23	0.30	0.24	0.16	0.16
Net realized and unrealized gain (loss)	0.95	0.56	(0.42)	(0.06)	0.18
Net increase (decrease) from operations	1.18	0.86	(0.18)	0.10	0.34
Dividends from net investment income	(0.26)	(0.32)	(0.26)	(0.17)	(0.17)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)
Total dividends and distributions	(0.26)	(0.32)	(0.26)	(0.21)	(0.25)
Net asset value, end of year	$13.36	$12.44	$11.90	$12.34	$12.45
Total investment return[2]	9.61%	7.33%	(1.43)%	0.84%	2.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.04%[3]	1.05%[3]	1.00%[3]	1.01%[3]	1.03%[3]
Expenses after fee waivers and/or expense reimbursements	0.91%[3]	0.91%[3]	0.93%[3]	0.93%[3]	0.93%[3]
Net investment income (loss)	1.82%	2.52%	1.97%	1.32%	1.31%
Supplemental data:
Net assets, end of year (000's)	$13,475	$13,652	$14,254	$16,884	$18,681
Portfolio turnover	403%	511%	537%	437%	284%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.44	$11.90	$12.34	$12.45	$12.36
Net investment income (loss)[1]	0.26	0.33	0.27	0.19	0.19
Net realized and unrealized gain (loss)	0.95	0.56	(0.42)	(0.05)	0.18
Net increase (decrease) from operations	1.21	0.89	(0.15)	0.14	0.37
Dividends from net investment income	(0.29)	(0.35)	(0.29)	(0.21)	(0.20)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)
Total dividends and distributions	(0.29)	(0.35)	(0.29)	(0.25)	(0.28)
Net asset value, end of year	$13.36	$12.44	$11.90	$12.34	$12.45
Total investment return[2]	9.89%	7.60%	(1.20)%	1.09%	3.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.87%[3]	0.98%[3]	0.95%[3]	0.93%[3]	0.94%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%[3]	0.66%[3]	0.68%[3]	0.68%[3]	0.68%[3]
Net investment income (loss)	2.08%	2.77%	2.23%	1.57%	1.56%
Supplemental data:
Net assets, end of year (000's)	$271	$325	$293	$337	$401
Portfolio turnover	403%	511%	537%	437%	284%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

163

Financial highlights

PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.91	$13.32	$13.81	$14.21	$13.93
Net investment income (loss)[1]	0.37	0.40	0.35	0.36	0.37
Net realized and unrealized gain (loss)	1.06	0.61	(0.47)	(0.15)	0.38
Net increase (decrease) from operations	1.43	1.01	(0.12)	0.21	0.75
Dividends from net investment income	(0.43)	(0.42)	(0.37)	(0.39)	(0.37)
Distributions from net realized gains	—	—	—	(0.22)	(0.10)
Total dividends and distributions	(0.43)	(0.42)	(0.37)	(0.61)	(0.47)
Net asset value, end of year	$14.91	$13.91	$13.32	$13.81	$14.21
Total investment return[2]	10.56%	7.69%	(0.89)%	1.61%	5.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.35%	1.56%	1.05%	1.12%	1.10%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.28%	1.51%	1.01%	1.06%	1.01%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.93%	0.96%	0.96%	0.96%	0.95%
Net investment income (loss)	2.57%	2.98%	2.57%	2.59%	2.69%
Supplemental data:
Net assets, end of year (000's)	$18,980	$18,074	$13,652	$13,605	$13,480
Portfolio turnover	248%	308%	243%	212%	133%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.88	$13.29	$13.79	$14.19	$13.91
Net investment income (loss)[1]	0.40	0.43	0.38	0.39	0.39
Net realized and unrealized gain (loss)	1.06	0.62	(0.48)	(0.15)	0.38
Net increase (decrease) from operations	1.46	1.05	(0.10)	0.24	0.77
Dividends from net investment income	(0.46)	(0.46)	(0.40)	(0.42)	(0.39)
Distributions from net realized gains	—	—	—	(0.22)	(0.10)
Total dividends and distributions	(0.46)	(0.46)	(0.40)	(0.64)	(0.49)
Net asset value, end of year	$14.88	$13.88	$13.29	$13.79	$14.19
Total investment return[2]	10.78%	8.05%	(0.71)%	1.87%	5.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.30%	1.42%	0.93%	1.03%	0.97%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.03%	1.24%	0.76%	0.81%	0.87%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%	0.71%	0.71%	0.71%	0.81%
Net investment income (loss)	2.83%	3.24%	2.81%	2.84%	2.82%
Supplemental data:
Net assets, end of year (000's)	$1,110	$1,364	$1,370	$1,599	$2,283
Portfolio turnover	248%	308%	243%	212%	133%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

164

Financial highlights

PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.23	$12.73	$13.08	$13.55	$13.14
Net investment income (loss)[1]	0.27	0.34	0.33	0.32	0.33
Net realized and unrealized gain (loss)	0.20	0.53	(0.32)	(0.37)	0.48
Net increase (decrease) from operations	0.47	0.87	0.01	(0.05)	0.81
Dividends from net investment income	(0.25)	(0.34)	(0.34)	(0.32)	(0.33)
Distributions from net realized gains	(0.05)	(0.03)	(0.02)	(0.10)	(0.07)
Total dividends and distributions	(0.30)	(0.37)	(0.36)	(0.42)	(0.40)
Net asset value, end of year	$13.40	$13.23	$12.73	$13.08	$13.55
Total investment return[2]	3.66%	6.92%	0.03%	(0.29)%	6.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%	0.92%	0.91%	0.92%	0.92%
Expenses after fee waivers and/or expense reimbursements	0.82%	0.82%	0.82%	0.85%	0.85%
Net investment income (loss)	2.07%	2.62%	2.58%	2.47%	2.49%
Supplemental data:
Net assets, end of year (000's)	$40,355	$45,403	$38,714	$46,784	$51,397
Portfolio turnover	10%	21%	19%	14%	15%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.23	$12.74	$13.08	$13.56	$13.15
Net investment income (loss)[1]	0.30	0.37	0.37	0.35	0.36
Net realized and unrealized gain (loss)	0.22	0.52	(0.32)	(0.38)	0.48
Net increase (decrease) from operations	0.52	0.89	0.05	(0.03)	0.84
Dividends from net investment income	(0.29)	(0.37)	(0.37)	(0.35)	(0.36)
Distributions from net realized gains	(0.05)	(0.03)	(0.02)	(0.10)	(0.07)
Total dividends and distributions	(0.34)	(0.40)	(0.39)	(0.45)	(0.43)
Net asset value, end of year	$13.41	$13.23	$12.74	$13.08	$13.56
Total investment return[2]	4.00%	7.10%	0.34%	(0.16)%	6.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.73%	0.73%	0.71%	0.71%	0.72%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.57%	0.64%	0.65%
Net investment income (loss)	2.31%	2.87%	2.83%	2.67%	2.69%
Supplemental data:
Net assets, end of year (000's)	$4	$68	$65	$91	$70
Portfolio turnover	10%	21%	19%	14%	15%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

165

Financial highlights

PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.01	$9.73	$10.04	$10.79	$9.94
Net investment income (loss)[1]	0.09	0.11	0.09	0.11	0.14
Net realized and unrealized gain (loss)	0.64	0.32	(0.26)	(0.61)	1.00
Net increase (decrease) from operations	0.73	0.43	(0.17)	(0.50)	1.14
Dividends from net investment income	(0.16)	(0.15)	—	(0.18)	(0.29)
Return of capital	—	—	(0.14)	(0.07)	—
Total dividends and return of capital	(0.16)	(0.15)	(0.14)	(0.25)	(0.29)
Net asset value, end of year	$10.58	$10.01	$9.73	$10.04	$10.79
Total investment return[2]	7.36%	4.48%	(1.72)%	(4.59)%	11.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.27%	1.26%[3]	1.27%[3]	1.29%[3]	1.28%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.03%	1.03%[3]	1.09%[3]	1.10%[3]	1.04%[3]
Net investment income (loss)	0.88%	1.12%	0.93%	1.11%	1.33%
Supplemental data:
Net assets, end of year (000's)	$28,811	$30,448	$31,480	$38,368	$45,624
Portfolio turnover	136%	54%	221%	199%	38%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.96	$9.69	$10.00	$10.75	$9.91
Net investment income (loss)[1]	0.10	0.12	0.11	0.13	0.16
Net realized and unrealized gain (loss)	0.63	0.32	(0.26)	(0.62)	0.99
Net increase (decrease) from operations	0.73	0.44	(0.15)	(0.49)	1.15
Dividends from net investment income	(0.18)	(0.17)	—	(0.18)	(0.31)
Return of capital	—	—	(0.16)	(0.08)	—
Total dividends and return of capital	(0.18)	(0.17)	(0.16)	(0.26)	(0.31)
Net asset value, end of year	$10.51	$9.96	$9.69	$10.00	$10.75
Total investment return[2]	7.47%	4.66%	(1.51)%	(4.45)%	11.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.05%	1.10%[3]	1.15%[3]	1.13%[3]	1.07%[3]
Expenses after fee waivers and/or expense reimbursements	0.87%	0.87%[3]	0.94%[3]	0.94%[3]	0.84%[3]
Net investment income (loss)	1.04%	1.28%	1.08%	1.28%	1.54%
Supplemental data:
Net assets, end of year (000's)	$1,943	$2,182	$2,324	$2,592	$4,040
Portfolio turnover	136%	54%	221%	199%	38%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

166

Financial highlights

PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.72	$9.81	$10.07	$9.59	$9.70
Net investment income (loss)[1]	0.50	0.53	0.53	0.54	0.54
Net realized and unrealized gain (loss)	(0.40)	(0.09)	(0.26)	0.48	(0.11)
Net increase (decrease) from operations	0.10	0.44	0.27	1.02	0.43
Dividends from net investment income	(0.54)	(0.53)	(0.53)	(0.54)	(0.47)
Return of capital	—	—	—	—	(0.07)
Total dividends, distributions and return of capital	(0.54)	(0.53)	(0.53)	(0.54)	(0.54)
Net asset value, end of year	$9.28	$9.72	$9.81	$10.07	$9.59
Total investment return[2]	1.25%	4.66%	2.76%	10.93%	4.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.24%	1.23%[3]	1.22%	1.25%	1.26%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.06%	1.06%[3]	1.06%	1.07%	1.08%
Net investment income (loss)	5.39%	5.52%	5.29%	5.43%	5.84%
Supplemental data:
Net assets, end of year (000's)	$7,507	$5,813	$3,748	$4,251	$3,764
Portfolio turnover	82%	62%	63%	91%	103%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.76	$9.86	$10.10	$9.62	$9.73
Net investment income (loss)[1]	0.52	0.55	0.56	0.56	0.56
Net realized and unrealized gain (loss)	(0.40)	(0.10)	(0.25)	0.48	(0.10)
Net increase (decrease) from operations	0.12	0.45	0.31	1.04	0.46
Dividends from net investment income	(0.56)	(0.55)	(0.55)	(0.56)	(0.49)
Return of capital	—	—	—	—	(0.08)
Total dividends, distributions and return of capital	(0.56)	(0.55)	(0.55)	(0.56)	(0.57)
Net asset value, end of year	$9.32	$9.76	$9.86	$10.10	$9.62
Total investment return[2]	1.49%	4.79%	3.06%	11.21%	5.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.93%	0.92%[3]	0.85%	1.05%	1.03%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.88%	0.88%[3]	0.79%	0.88%	0.86%
Net investment income (loss)	5.58%	5.69%	5.57%	5.66%	6.09%
Supplemental data:
Net assets, end of year (000's)	$568	$560	$534	$518	$874
Portfolio turnover	82%	62%	63%	91%	103%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

167

Financial highlights

PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.57	$23.76	$23.70	$21.35	$23.72
Net investment income (loss)[1]	0.38	0.38	0.35	0.33	0.34
Net realized and unrealized gain (loss)	(2.83)	(0.40)	1.73	2.99	0.11
Net increase (decrease) from operations	(2.45)	(0.02)	2.08	3.32	0.45
Dividends from net investment income	(0.39)	(0.35)	(0.32)	(0.35)	(0.32)
Distributions from net realized gains	(0.86)	(1.82)	(1.70)	(0.62)	(2.50)
Total dividends and distributions	(1.25)	(2.17)	(2.02)	(0.97)	(2.82)
Net asset value, end of year	$17.87	$21.57	$23.76	$23.70	$21.35
Total investment return[2]	(12.41)%	1.06%	8.83%	15.74%	2.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.47%	1.44%	1.46%	1.45%	1.48%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.47%	1.44%	1.46%	1.44%	1.47%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.13%	1.11%	1.10%	1.11%	1.13%
Net investment income (loss)	1.91%	1.77%	1.46%	1.47%	1.63%
Supplemental data:
Net assets, end of year (000's)	$81,190	$107,796	$111,759	$117,223	$111,716
Portfolio turnover	72%	81%	68%	71%	65%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.64	$23.83	$23.77	$21.41	$23.78
Net investment income (loss)[1]	0.42	0.44	0.41	0.39	0.40
Net realized and unrealized gain (loss)	(2.84)	(0.40)	1.73	3.00	0.11
Net increase (decrease) from operations	(2.42)	0.04	2.14	3.39	0.51
Dividends from net investment income	(0.45)	(0.41)	(0.38)	(0.41)	(0.38)
Distributions from net realized gains	(0.86)	(1.82)	(1.70)	(0.62)	(2.50)
Total dividends and distributions	(1.31)	(2.23)	(2.08)	(1.03)	(2.88)
Net asset value, end of year	$17.91	$21.64	$23.83	$23.77	$21.41
Total investment return[2]	(12.22)%	1.35%	9.08%	16.02%	3.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.55%	1.19%	1.21%	1.20%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.23%	1.19%	1.21%	1.19%	1.21%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%	0.86%	0.85%	0.86%	0.88%
Net investment income (loss)	2.15%	2.01%	1.71%	1.73%	1.89%
Supplemental data:
Net assets, end of year (000's)	$13,059	$16,463	$17,206	$17,451	$17,870
Portfolio turnover	72%	81%	68%	71%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

168

Financial highlights

PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$24.27	$27.06	$25.18	$22.37	$26.24
Net investment income (loss)[1]	(0.02)	(0.06)	(0.06)	0.02	(0.05)
Net realized and unrealized gain (loss)	5.61	1.74	4.55	3.54	0.10
Net increase (decrease) from operations	5.59	1.68	4.49	3.56	0.05
Dividends from net investment income	—	—	—	(0.03)	—
Distributions from net realized gains	(3.75)	(4.47)	(2.61)	(0.72)	(3.92)
Total dividends and distributions	(3.75)	(4.47)	(2.61)	(0.75)	(3.92)
Net asset value, end of year	$26.11	$24.27	$27.06	$25.18	$22.37
Total investment return[2]	26.36%	10.08%	18.72%	16.50%	0.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.16%[3]	1.14%[3]	1.14%[3]	1.18%[3]	1.19%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.13%[3]	1.14%[3]	1.17%[3]	1.18%[3]
Net investment income (loss)	(0.10)%	(0.27)%	(0.22)%	0.07%	(0.24)%
Supplemental data:
Net assets, end of year (000's)	$54,124	$48,197	$47,549	$45,095	$42,862
Portfolio turnover	42%	34%	41%	40%	33%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$25.61	$28.23	$26.12	$23.19	$26.98
Net investment income (loss)[1]	0.04	(0.01)	0.01	0.08	0.01
Net realized and unrealized gain (loss)	5.97	1.87	4.74	3.66	0.12
Net increase (decrease) from operations	6.01	1.86	4.75	3.74	0.13
Dividends from net investment income	(0.04)	(0.01)	(0.03)	(0.09)	—
Distributions from net realized gains	(3.75)	(4.47)	(2.61)	(0.72)	(3.92)
Total dividends and distributions	(3.79)	(4.48)	(2.64)	(0.81)	(3.92)
Net asset value, end of year	$27.83	$25.61	$28.23	$26.12	$23.19
Total investment return[2]	26.71%	10.38%	19.03%	16.73%	1.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.88%[3]	0.92%[3]	0.92%[3]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.88%[3]	0.91%[3]	0.91%[3]
Net investment income (loss)	0.15%	(0.02)%	0.05%	0.33%	0.02%
Supplemental data:
Net assets, end of year (000's)	$19,149	$16,329	$15,715	$14,238	$13,989
Portfolio turnover	42%	34%	41%	40%	33%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

169

Financial highlights

PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.74	$21.05	$20.90	$18.86	$20.81
Net investment income (loss)[1]	0.08	0.10	0.07	0.13	0.07
Net realized and unrealized gain (loss)	(1.81)	(1.29)	2.49	2.75	0.08
Net increase (decrease) from operations	(1.73)	(1.19)	2.56	2.88	0.15
Dividends from net investment income	(0.13)	(0.13)	(0.02)	(0.28)	(0.11)
Distributions from net realized gains	—	(0.99)	(2.39)	(0.56)	(1.99)
Total dividends and distributions	(0.13)	(1.12)	(2.41)	(0.84)	(2.10)
Net asset value, end of year	$16.88	$18.74	$21.05	$20.90	$18.86
Total investment return[2]	(9.32)%	(4.68)%	12.93%	15.25%	1.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.23%[3]	1.22%[3]	1.21%	1.23%[3]	1.24%
Expenses after fee waivers and/or expense reimbursements	1.23%[3]	1.22%[3]	1.21%	1.21%[3]	1.24%
Net investment income (loss)	0.47%	0.52%	0.34%	0.66%	0.41%
Supplemental data:
Net assets, end of year (000's)	$13,279	$17,094	$18,342	$17,627	$16,670
Portfolio turnover	59%	68%	60%	102%	74%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$19.63	$22.00	$21.71	$19.55	$21.48
Net investment income (loss)[1]	0.14	0.16	0.15	0.30	0.12
Net realized and unrealized gain (loss)	(1.90)	(1.35)	2.58	2.70	0.09
Net increase (decrease) from operations	(1.76)	(1.19)	2.73	3.00	0.21
Dividends from net investment income	(0.18)	(0.19)	(0.05)	(0.28)	(0.15)
Distributions from net realized gains	—	(0.99)	(2.39)	(0.56)	(1.99)
Total dividends and distributions	(0.18)	(1.18)	(2.44)	(0.84)	(2.14)
Net asset value, end of year	$17.69	$19.63	$22.00	$21.71	$19.55
Total investment return[2]	(9.08)%	(4.44)%	13.26%	15.35%	1.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.04%[3]	0.94%[3]	0.89%	1.13%[3]	1.07%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.04%[3]	0.94%[3]	0.89%	1.10%[3]	1.07%
Net investment income (loss)	0.77%	0.79%	0.70%	1.43%	0.63%
Supplemental data:
Net assets, end of year (000's)	$105	$178	$232	$297	$697
Portfolio turnover	59%	68%	60%	102%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

170

Financial highlights

PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$16.82	$19.54	$16.79	$14.34	$20.45
Net investment income (loss)[1]	(0.10)	(0.12)	(0.12)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	1.65	0.45	3.88	2.54	(2.23)
Net increase (decrease) from operations	1.55	0.33	3.76	2.45	(2.33)
Distributions from net realized gains	(2.55)	(3.05)	(1.01)	—	(3.78)
Net asset value, end of year	$15.82	$16.82	$19.54	$16.79	$14.34
Total investment return[2]	10.43%	4.67%	23.29%	17.09%	(11.20)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.23%[3]	1.21%[3]	1.20%[3]	1.23%	1.25%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.23%[3]	1.21%[3]	1.19%[3]	1.19%	1.21%[4]
Net investment income (loss)	(0.64)%	(0.67)%	(0.66)%	(0.61)%	(0.64)%
Supplemental data:
Net assets, end of year (000's)	$23,755	$24,675	$24,749	$22,681	$21,912
Portfolio turnover	89%	135%	99%	93%	98%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.65	$21.26	$18.08	$15.44	$21.67
Net investment income (loss)[1]	(0.08)	(0.10)	(0.02)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	1.85	0.54	4.21	2.72	(2.36)
Net increase (decrease) from operations	1.77	0.44	4.19	2.64	(2.45)
Distributions from net realized gains	(2.55)	(3.05)	(1.01)	—	(3.78)
Net asset value, end of year	$17.87	$18.65	$21.26	$18.08	$15.44
Total investment return[2]	10.60%	4.82%	23.97%	17.16%	(11.11)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.21%[3]	0.92%[3]	0.69%[3]	1.24%	1.09%[3,4]
Expenses after fee waivers and/or expense reimbursements	1.08%[3]	1.08%[3,4]	0.67%[3]	1.13%	1.12%[3,4]
Net investment income (loss)	(0.49)%	(0.54)%	(0.12)%	(0.48)%	(0.55)%
Supplemental data:
Net assets, end of year (000's)	$28	$49	$47	$100	$488
Portfolio turnover	89%	135%	99%	93%	98%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

171

Financial highlights

PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.00	$17.03	$16.23	$14.19	$15.04
Net investment income (loss)[1]	0.21	0.24	0.23	0.26	0.22
Net realized and unrealized gain (loss)	(0.18)	(1.13)	0.88	2.06	(0.87)
Net increase (decrease) from operations	0.03	(0.89)	1.11	2.32	(0.65)
Dividends from net investment income	(0.36)	(0.26)	(0.31)	(0.28)	(0.20)
Distributions from net realized gains	(0.03)	(0.88)	—	—	—
Total dividends and distributions	(0.39)	(1.14)	(0.31)	(0.28)	(0.20)
Net asset value, end of year	$14.64	$15.00	$17.03	$16.23	$14.19
Total investment return[2]	0.00%	(4.56)%	6.88%	16.71%	(4.30)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.78%	1.88%	1.86%[3]	1.79%[3]	1.86%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.78%	1.88%	1.85%[3]	1.76%[3]	1.82%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.34%	1.34%	1.31%	1.37%	1.38%
Net investment income (loss)	1.42%	1.60%	1.37%	1.77%	1.61%
Supplemental data:
Net assets, end of year (000's)	$23,422	$27,264	$31,165	$31,113	$29,788
Portfolio turnover	32%	46%	78%	81%	80%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.93	$16.98	$16.17	$14.14	$15.00
Net investment income (loss)[1]	0.25	0.29	0.28	0.30	0.26
Net realized and unrealized gain (loss)	(0.17)	(1.15)	0.89	2.05	(0.88)
Net increase (decrease) from operations	0.08	(0.86)	1.17	2.35	(0.62)
Dividends from net investment income	(0.40)	(0.31)	(0.36)	(0.32)	(0.24)
Distributions from net realized gains	(0.03)	(0.88)	—	—	—
Total dividends and distributions	(0.43)	(1.19)	(0.36)	(0.32)	(0.24)
Net asset value, end of year	$14.58	$14.93	$16.98	$16.17	$14.14
Total investment return[2]	0.29%	(4.32)%	7.24%	17.04%	(4.09)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.47%	1.62%	1.59%[3]	1.51%[3]	1.56%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.47%	1.62%	1.58%[3]	1.48%[3]	1.53%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.03%	1.07%	1.04%	1.09%	1.09%
Net investment income (loss)	1.71%	1.90%	1.63%	2.04%	1.86%
Supplemental data:
Net assets, end of year (000's)	$11,053	$11,977	$13,966	$14,726	$15,900
Portfolio turnover	32%	46%	78%	81%	80%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

172

Financial highlights

PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.99	$13.61	$13.59	$11.41	$11.81
Net investment income (loss)[1]	0.12	0.16	0.13	0.13	0.09
Net realized and unrealized gain (loss)	0.80	(0.58)	0.03	2.14	(0.46)
Net increase (decrease) from operations	0.92	(0.42)	0.16	2.27	(0.37)
Dividends from net investment income	(0.12)	(0.20)	(0.14)	(0.09)	(0.03)
Net asset value, end of year	$13.79	$12.99	$13.61	$13.59	$11.41
Total investment return[2]	6.97%	(2.91)%	1.11%	19.95%	(3.08)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.72%[3]	1.71%[3]	1.72%[3]	1.80%[3]	1.90%[3]
Expenses after fee waivers and/or expense reimbursements	1.65%[3]	1.70%[3]	1.70%[3]	1.75%[3]	1.80%[3]
Net investment income (loss)	0.92%	1.24%	0.89%	1.06%	0.86%
Supplemental data:
Net assets, end of year (000's)	$4,605	$4,512	$3,811	$4,076	$3,931
Portfolio turnover	79%	52%	65%	65%	65%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.11	$13.73	$13.70	$11.51	$11.97
Net investment income (loss)[1]	0.15	0.19	0.17	0.16	0.12
Net realized and unrealized gain (loss)	0.81	(0.59)	0.03	2.15	(0.47)
Net increase (decrease) from operations	0.96	(0.40)	0.20	2.31	(0.35)
Dividends from net investment income	(0.15)	(0.22)	(0.17)	(0.12)	(0.11)
Net asset value, end of year	$13.92	$13.11	$13.73	$13.70	$11.51
Total investment return[2]	7.29%	(2.74)%	1.41%	20.21%	(2.80)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.40%[3]	1.47%[3]	1.45%[3]	1.54%[3]	1.63%[3]
Expenses after fee waivers and/or expense reimbursements	1.40%[3]	1.45%[3]	1.45%[3]	1.50%[3]	1.54%[3]
Net investment income (loss)	1.16%	1.45%	1.15%	1.30%	1.14%
Supplemental data:
Net assets, end of year (000's)	$6,067	$6,424	$7,419	$7,795	$7,923
Portfolio turnover	79%	52%	65%	65%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

173

Financial highlights

PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.74	$7.65	$7.69	$8.03	$7.51
Net investment income (loss)[1]	0.12	0.14	0.21	0.17	0.13
Net realized and unrealized gain (loss)	(1.37)	0.18	0.06	(0.21)	0.58
Net increase (decrease) from operations	(1.25)	0.32	0.27	(0.04)	0.71
Dividends from net investment income	(0.36)	(0.23)	(0.27)	(0.30)	(0.19)
Distributions from net realized gains	—	—	(0.04)	—	—
Total dividends and distributions	(0.36)	(0.23)	(0.31)	(0.30)	(0.19)
Net asset value, end of year	$6.13	$7.74	$7.65	$7.69	$8.03
Total investment return[2]	(17.00)%	4.53%	3.50%	(0.15)%	9.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[3]	1.56%[3]	1.50%[3]	1.54%[3]	1.65%
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.45%[3]	1.45%[3]	1.46%[3]	1.45%
Net investment income (loss)	1.69%	1.81%	2.82%	2.28%	1.79%
Supplemental data:
Net assets, end of year (000's)	$307	$491	$370	$458	$373
Portfolio turnover	111%	68%	73%	98%	75%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

174

Financial highlights

PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.60	$10.85	$10.71	$10.49	$11.10
Net investment income (loss)[1]	(0.06)	0.01	(0.02)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	0.51	0.03	0.16	0.29	(0.32)
Net increase (decrease) from operations	0.45	0.04	0.14	0.22	(0.38)
Dividends from net investment income	—	—	—	—	(0.23)
Distributions from net realized gains	—	(0.29)	—	—	—
Total dividends and distributions	—	(0.29)	—	—	(0.23)
Net asset value, end of year	$11.05	$10.60	$10.85	$10.71	$10.49
Total investment return[2]	4.25%	0.52%	1.21%	2.19%	(3.47)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.80%	2.65%	2.36%	2.26%	2.02%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.62%	2.58%	2.27%	2.17%	1.95%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.88%	1.85%	1.76%	1.75%	1.79%
Net investment income (loss)	(0.57)%	0.10%	(0.16)%	(0.71)%	(0.53)%
Supplemental data:
Net assets, end of year (000's)	$6,460	$8,394	$7,208	$8,702	$9,800
Portfolio turnover	491%	447%	346%	292%	221%
	Class Y
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.60	$10.82	$10.65	$10.42	$11.12
Net investment income (loss)[1]	(0.04)	0.04	0.01	(0.06)	(0.02)
Net realized and unrealized gain (loss)	0.52	0.03	0.16	0.29	(0.31)
Net increase (decrease) from operations	0.48	0.07	0.17	0.23	(0.33)
Dividends from net investment income	(0.02)	—	—	—	(0.37)
Distributions from net realized gains	—	(0.29)	—	—	—
Total dividends and distributions	(0.02)	(0.29)	—	—	(0.37)
Net asset value, end of year	$11.06	$10.60	$10.82	$10.65	$10.42
Total investment return[2]	4.56%	0.80%	1.41%	2.40%	(2.99)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.56%	2.38%	2.11%	2.06%	1.69%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.38%	2.31%	2.02%	1.96%	1.62%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.59%	1.51%	1.57%	1.48%
Net investment income (loss)	(0.38)%	0.36%	0.09%	(0.54)%	(0.17)%
Supplemental data:
Net assets, end of year (000's)	$402	$386	$544	$646	$1,926
Portfolio turnover	491%	447%	346%	292%	221%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

175

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Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the funds or through a financial intermediary. Intermediaries identified in this Appendix A may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the funds or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the funds or through another intermediary to receive these waivers or discounts.

*****

Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

A-1

CDSC Waivers on A Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the funds' prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

(applicable to A shares only)

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage
(non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the funds' prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the funds' prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

Shares purchased through a Morgan Stanley self-directed brokerage account

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

A-2

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds' prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

Shares purchased in an investment advisory program.

Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A shares available at Raymond James

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the funds' prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the funds' prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James:
breakpoints, rights of accumulation, and/or letters of intent

Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

A-3

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If you want more information about the funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

Statement of Additional Information (SAI)

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. The funds' annual and semiannual reports and their SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/us/en/
asset-management/individual-investors-and-financial-advisors/products/ii_pace.html. You may also request other information about the funds and make shareholder inquiries via the telephone number above.

You can get copies of reports and other information about the funds:

•  For a fee, by electronic request at publicinfo@sec.gov; or

•  Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.

© UBS 2020. All rights reserved.

PACE Select Advisors Trust

Investment Company Act File No. 811-8764

UBS Asset Management (Americas) Inc.

is an indirect asset management subsidiary of UBS Group AG

S842

PACE® Select Advisors Trust

Prospectus | November 27, 2020

•  UBS Government Money Market Investments Fund
PCEXX

•  PACE® Mortgage-Backed Securities Fixed Income Investments
PCGTX

•  PACE® Intermediate Fixed Income Investments
PCIFX

•  PACE® Strategic Fixed Income Investments
PCSIX

•  PACE® Municipal Fixed Income Investments
PCMNX

•  PACE® Global Fixed Income Investments
PCGLX

•  PACE® High Yield Investments
PHYPX

•  PACE® Large Co Value Equity Investments
PCLVX

•  PACE® Large Co Growth Equity Investments
PCLCX

•  PACE® Small/Medium Co Value Equity Investments
PCSVX

•  PACE® Small/Medium Co Growth Equity Investments
PCSGX

•  PACE® International Equity Investments
PCIEX

•  PACE® International Emerging Markets Equity Investments
PCEMX

•  PACE® Global Real Estate Securities Investments
PREQX

•  PACE® Alternative Strategies Investments
PASPX

This prospectus offers Class P shares of the fifteen funds in the PACE Select Advisors Trust ("Trust") to participants in the PACESM Select Advisors Program, certain other advisory programs and certain brokerage platforms. The PACE Select Advisors Program and these funds are designed to assist you in devising an asset allocation strategy to meet your individual needs.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The funds

What every investor should know about the funds

2

The funds are not complete or balanced investment programs.

3

UBS Government Money Market Investments Fund
Fund summary

Investment objective

Current income consistent with preservation of capital and liquidity.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.15%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.60
Total annual fund operating expenses	0.75
Management fee waiver/expense reimbursements[1]	0.15
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]	0.60

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (with certain exclusions, as applicable, including interest expense and extraordinary items) would not exceed 0.60% for Class P. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$61	$225	$402	$916

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Principal strategies
Principal investments

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, U.S. government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a "government money market fund" under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund's board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not

4

elected to do so at this time. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements.

The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

Management process

UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions or they may become less willing or less able to do so.

Interest rate risk: The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund's ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund's investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Prior to

5

November 27, 2019, the fund was named PACE Government Money Market Investments. Prior to November 28, 2015, the fund was named PACE Money Market Investments, and the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies. Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

UBS Government Money Market Investments Fund
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2020: 0.21%
Best quarter during calendar years shown—4Q 2019: 0.41%
Worst quarters during calendar years shown—3Q 2009 & 1Q, 2Q, 3Q 2010 & 1Q 2011: 0.00%
(Actual total return was 0.0024%)

Average annual total returns (figures do not reflect the deduction of the PACE Select Advisors Program Fee)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)	1.63%	0.65%	0.33%

Investment manager and advisor

UBS AM serves as the fund's manager and investment advisor.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Participants in the PACESM Select Advisors Program and certain other advisory programs may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. There is no minimum initial or subsequent investment requirement to purchase Class P shares of the fund.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

6

PACE Mortgage-Backed Securities Fixed Income Investments
Fund summary

Investment objective

Current income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.54%
Distribution and/or service (12b-1) fees	None
Other expenses	0.64
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.41%
Interest expense	0.23%
Total annual fund operating expenses	1.18
Management fee waiver/expense reimbursements[2]	0.23
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.95

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.72% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$97	$352	$627	$1,411

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 765% of the average value of its portfolio.

7

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, such as mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls). The mortgage-backed securities in which the fund may invest include those issued or guaranteed by US government agencies or instrumentalities or private entities.

The fund also may invest in other types of investment grade fixed income instruments (or unrated bonds of equivalent quality).

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays US Mortgage-Backed Securities Index, which as of July 31, 2020 was approximately 1.69 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves buying or selling specific bonds based on an analysis of their values relative to other similar bonds.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

8

The principal risks presented by an investment in the fund are:

Mortgage-related securities risk: Mortgage-related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs and stripped mortgage-backed securities) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector

9

of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Pacific Investment Management Company LLC ("PIMCO") assumed day-to-day management of the fund's assets in June 1995. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Mortgage-Backed Securities Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2020: 4.80%
Best quarter during calendar years shown—2Q 2010: 3.14%
Worst quarter during calendar years shown—2Q 2013: (2.12)%

Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	6.55%	2.57%	3.20%
Return after taxes on distributions	5.01	1.31	1.83
Return after taxes on distributions and sale of fund shares	3.85	1.40	1.90
Bloomberg Barclays US Mortgage-Backed Securities Index (Index reflects no deduction for fees, expenses or taxes.)	6.35	2.58	3.15

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. PIMCO serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS Asset Management (UK) Ltd ("UBS AM (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

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Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. Joseph Sciortino, Portfolio Manager, and Steve Bienashski, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  PIMCO—Daniel Hyman, Managing Director and Lead Portfolio Manager, and Michael Cudzil, Managing Director and Portfolio Manager, have been portfolio managers of the fund since 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Intermediate Fixed Income Investments
Fund summary

Investment objective

Current income, consistent with reasonable stability of principal.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.44%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.40
Total annual fund operating expenses	0.84
Management fee waiver/expense reimbursements[2]	0.18
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.66

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.66% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$67	$250	$448	$1,020

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 403% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and for-

12

eign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 15% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund may also invest in preferred stocks.

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg Barclays US Aggregate Bond Index, which as of July 31, 2020 was approximately 6.09 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on swap agreements), futures (on securities or interest rate futures) and swap agreements (specifically, interest rate swaps). These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments.

Futures, swaps and swaptions also may be used to adjust the fund's portfolio duration.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

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Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Mortgage-related securities risk: Mortgage-related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs and stripped mortgage-backed securities) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging markets issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

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Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. BlackRock Financial Management, Inc. ("BlackRock Financial") and BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock") assumed day-to-day management of the fund's assets on July 29, 2002 and October 1, 2020, respectively. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Intermediate Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2020: 6.96%
Best quarter during calendar years shown—1Q 2019: 3.53%
Worst quarter during calendar years shown—1Q 2018: (1.71)%

Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	8.66%	2.76%	2.93%
Return after taxes on distributions	7.49	1.77	2.07
Return after taxes on distributions and sale of fund shares	5.11	1.67	1.90
Bloomberg Barclays US Aggregate Bond Index (Index reflects no deduction for fees, expenses or taxes.)	8.72	3.05	3.75

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. BlackRock Financial serves as the fund's subadvisor. BlackRock Financial has retained BlackRock International as a sub-sub-advisor to provide certain investment advisory services pursuant to a sub-sub-advisory contract between BlackRock Financial and BlackRock International. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. Joseph Sciortino, Portfolio Manager, and Steve Bienashski, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  BlackRock Financial—Akiva Dickstein, Managing Director, and Harrison Segall, Director, have been portfolio managers of the fund since 2014 and 2016, respectively.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Strategic Fixed Income Investments
Fund summary

Investment objective

Total return consisting of income and capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.51%
Distribution and/or service (12b-1) fees	None
Other expenses	0.62
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.27
Interest expense attributable to securities sold short	0.35
Total annual fund operating expenses	1.13
Management fee waiver/expense reimbursements[2]	0.10
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.03

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.68% for Class P. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$105	$349	$613	$1,366

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 248% of the average value of its portfolio.

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Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays US Government/Credit Index, which as of July 31, 2020 was approximately 7.77 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may invest in preferred securities.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate and credit default swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk

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management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

•  An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Mortgage-related securities risk: Mortgage-related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs and stripped mortgage-backed securities) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign

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securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

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Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Pacific Investment Management Company LLC ("PIMCO") assumed day-to-day management of a separate portion of the fund's assets on August 24, 1995. Neuberger Berman Investment Advisers LLC ("Neuberger Berman") assumed day-to-day management of a separate portion of the fund's assets on January 21, 2015. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Strategic Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2020: 7.37%
Best quarter during calendar years shown—3Q 2010: 4.50%
Worst quarter during calendar years shown—2Q 2013: (4.19)%

Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	10.37%	3.66%	4.88%
Return after taxes on distributions	8.79	2.15	3.21
Return after taxes on distributions and sale of fund shares	6.12	2.14	3.14
Bloomberg Barclays US Government/ Credit Index (Index reflects no deduction for fees, expenses or taxes.)	9.71	3.23	3.96

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. PIMCO and Neuberger Berman currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. Joseph Sciortino, Portfolio Manager, and Steve Bienashski, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  PIMCO—Scott Mather, Managing Director of PIMCO, has been a portfolio manager of the fund since 2015.

•  Neuberger Berman—Thanos Bardas, David M. Brown and Bradley C. Tank, each a Managing Director of Neuberger Berman, have been portfolio managers of

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the fund since 2015. Ashok Bhatia has been a portfolio manager of the fund since 2017. Adam Grotzinger, Managing Director, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Municipal Fixed Income Investments
Fund summary

Investment objective

High current income exempt from federal income tax.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.44%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.23
Total annual fund operating expenses	0.67
Management fee waiver/expense reimbursements[1]	0.10
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.57

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.57% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$58	$204	$363	$825

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT, and invests

23

in these bonds when its investment advisor believes that they offer attractive yields relative to similar municipal bonds that are not subject to the AMT.

The fund normally limits its portfolio duration to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves investing in undervalued sectors, geographical regions or individual securities.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities

24

more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. A predecessor entity of Mellon Investments Corporation ("Mellon Investments") assumed day-to-day management of the fund's assets in June 2000. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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PACE Municipal Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2020: 2.85%
Best quarter during calendar years shown—2Q 2011: 3.79%
Worst quarter during calendar years shown—4Q 2016: (3.68)%

Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	7.07%	3.04%	3.66%
Return after taxes on distributions	6.95	2.93	3.58
Return after taxes on distributions and sale of fund shares	5.43	2.97	3.50
Bloomberg Barclays US Municipal 3-15 Year Blend Index (Index reflects no deduction for fees, expenses or taxes.)	6.83	3.20	3.93

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mellon Investments serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive

Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. Joseph Sciortino, Portfolio Manager, and Steve Bienashski, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  Mellon Investments—Daniel Marques, CFA and Senior Portfolio Manager, and Daniel Rabasco, CFA and Managing Director, Head of Municipal Bonds, have been portfolio managers of the fund since 2017.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends you receive from the fund generally are not subject to federal income tax. If the fund distributes any capital gains, those gains are generally subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes. Please consult with your tax advisor regarding your personal circumstances.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Global Fixed Income Investments
Fund summary

Investment objective

High total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.43
Total annual fund operating expenses	1.08
Management fee waiver/expense reimbursements[1]	0.24
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.84

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.84% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$86	$320	$572	$1,296

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 136% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are

27

of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds").

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays Global Aggregate Index, which as of July 31, 2020 was approximately 7.37 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves investing primarily in global fixed income securities either directly or through the use of financial derivative instruments where appropriate.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of

28

interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Mortgage-related securities risk: Mortgage-related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs and stripped mortgage-backed securities) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

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Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes, and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index provides information regarding the effectiveness of the fund's historical currency hedging policy. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. J.P. Morgan Investment Management Inc. ("J.P. Morgan") assumed day-to-day management of the fund's assets on January 9, 2017. Updated performance for the fund is available at http://www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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PACE Global Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2020: 5.67%
Best quarter during calendar years shown—3Q 2010: 11.45%
Worst quarter during calendar years shown—4Q 2016: (9.64)%

Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	6.93%	1.50%	1.73%
Return after taxes on distributions	6.10	0.79	0.76
Return after taxes on distributions and sale of fund shares	4.09	0.82	0.93
Bloomberg Barclays Global Aggregate Index	6.84	2.31	2.48
Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index (Indices reflect no deduction for fees, expenses or taxes.)	6.34	2.79	2.94

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. J.P. Morgan serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive

Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. Joseph Sciortino, Portfolio Manager, and Steve Bienashski, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  J.P. Morgan—Iain Stealey, CFA and Managing Director, and Linda Raggi, CFA and Executive Director, have been portfolio managers of the fund since 2017. Myles Bradshaw, CFA and Managing Director, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE High Yield Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.40
Total annual fund operating expenses	1.10
Management fee waiver/expense reimbursements[2]	0.19
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.91

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.91% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$93	$331	$588	$1,323

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at

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least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds").

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may also invest in other instruments, including exchange-traded funds ("ETFs"), that derive their value from such high yield fixed income securities.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the ICE BofA Global High Yield Index, which as of July 31, 2020 was approximately 3.78 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options, futures, currency forward and futures agreements and swap agreements. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; and to obtain or adjust exposure to certain markets. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"),

the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a "total return" strategy driven by credit research and a team effort to generate alpha in high yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

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High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, the fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and the fund's ability to dispose of them.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and investment advisor may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

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Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes, and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Investment company risk: Investments in investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads which are in addition to the fund's direct fees and expenses.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that another subadvisor was responsible for managing the fund's assets during previous periods. Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited ("NAM Singapore" and, together with NCRAM, "Nomura") assumed day-to-day management of the fund's assets on or around July 1, 2015. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE High Yield Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2020: (0.76)%
Best quarter during calendar years shown—3Q 2010: 7.16%
Worst quarter during calendar years shown—3Q 2011: (7.56)%

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Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (4/10/06) Return before taxes	12.37%	5.57%	6.75%
Return after taxes on distributions	9.77	3.11	4.10
Return after taxes on distributions and sale of fund shares	7.27	3.14	4.12
ICE BofA Global High Yield Index (Hedged in USD) (Index reflects no deduction for fees, expenses or taxes.)	14.54	6.68	7.94

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. NCRAM serves as the fund's subadvisor. NCRAM has retained NAM Singapore as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006, 2013 and 2009, respectively. Joseph Sciortino, Portfolio Manager, and Steve Bienashski, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  NCRAM—David Crall, CFA, President, Chief Executive Officer, Chief Investment Officer and Managing Director, Stephen Kotsen, CFA, a Managing Director and Lead Portfolio Manager, and Steven Rosenthal, CFA, an Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2015.

Eric Torres, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2016.

•  NAM Singapore—Simon Tan, CFA and Portfolio Manager of NAM Singapore, has been a portfolio manager of the fund since 2015.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Large Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation and dividend income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.66%
Distribution and/or service (12b-1) fees	None
Other expenses	0.58
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.24
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.34
Total annual fund operating expenses	1.24
Management fee waiver/expense reimbursements[2]	0.01
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.23

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which

UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.89% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$125	$392	$680	$1,499

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 72% of the average value of its portfolio.

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Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may also invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Asset Management (Americas) Inc. ("UBS AM"), and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated

strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A "deep value" strategy which follows a disciplined investment process.

•  A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, factor-based approach to investing using a systematic process and identifies securities to buy "long" and sell "short" based on a quantitative assessment of whether securities will outperform or underperform the market.

•  A "select equity income" strategy in which the subadvisor invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely

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affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes, and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

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Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Pzena Investment Management, LLC ("Pzena") assumed day-to-day management of another portion of the fund's assets on May 27, 2008. Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") assumed day-to-day management of a separate portion of the fund's assets on September 11, 2013. Wellington Management Company LLP ("Wellington") assumed day-to-day management of a separate portion of the fund's assets on November 13, 2020. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Large Co Value Equity Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2020: (18.29)%
Best quarter during calendar years shown—4Q 2011: 13.07%
Worst quarter during calendar years shown—3Q 2011: (18.06)%

Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	23.08%	7.22%	10.77%
Return after taxes on distributions	21.43	5.06	9.20
Return after taxes on distributions and sale of fund shares	14.83	5.31	8.63
Russell 1000 Value Index (Index reflects no deduction for fees, expenses or taxes.)	26.54	8.29	11.80

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Pzena, Los Angeles Capital and Wellington serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since 2019.

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•  Pzena—Richard S. Pzena, Managing Principal and Co-Chief Investment Officer, has been a portfolio manager of the fund since 2008. Benjamin S. Silver, Principal and Portfolio Manager, has been a portfolio manager of the fund since 2012. John J. Flynn, Principal and Portfolio Manager, has been a portfolio manager of the fund since 2017.

•  Los Angeles Capital—Hal W. Reynolds, CFA and Chief Investment Officer, and Daniel E. Allen, CFA and President, have been portfolio managers of the fund since 2013. Laina Draeger, CFA, Portfolio Manager and Director of Portfolio Strategy and Responsible Investing, has been a portfolio manager of the fund since November 2020.

•  Wellington—W. Michael Reckmeyer III, CFA, Senior Managing Director and Equity Portfolio Manager, and Matthew C. Hand, CFA, Managing Director and Equity Portfolio Manager, have been portfolio managers of the fund since November 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Large Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.68%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.24
Total annual fund operating expenses	0.92
Management fee waiver/expense reimbursements[1]	0.04
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.88

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.88% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$90	$289	$505	1,128

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies, which may be represented by derivatives such as swap agreements or

42

futures contracts and investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may also invest, to a lesser extent, in other securities such as securities convertible into stocks, fixed income securities, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow and reinvest capital at high rates of return.

•  A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there

43

may be less publicly available financial and other information about such issuers, comparable to US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Jackson Square Partners, LLC ("JSP") assumed responsibility for managing a separate portion of the fund's assets on May 1, 2014. The JSP portfolio management team (as employees of a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on December 5, 2007. Mar Vista Investment Partners, LLC ("Mar Vista") assumed responsibility for managing a separate portion of the ß∑fund's assets on January 20, 2015. The Mar Vista investment team (as part of a shared services arrangement with a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on May 25, 2010. J.P. Morgan Investment Management, Inc. ("J.P. Morgan") assumed day-to-day management of a separate portion of the fund's assets

44

on October 5, 2012. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Large Co Growth Equity Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2020: 25.80%
Best quarter during calendar years shown—1Q 2012: 16.35%
Worst quarter during calendar years shown—4Q 2018: (15.37)%

Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	32.02%	11.92%	13.36%
Return after taxes on distributions	27.47	8.67	11.14
Return after taxes on distributions and sale of fund shares	22.06	8.89	10.68
Russell 1000 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	36.39	14.63	15.22

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. JSP, Mar Vista and J.P. Morgan serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since July 2019.

•  JSP—Jeffrey S. Van Harte, Chairman and Chief Investment Officer, Christopher J. Bonavico, Portfolio Manager and Analyst, Daniel J. Prislin, Portfolio Manager and Analyst, and Christopher M. Ericksen, Portfolio Manager and Analyst, have been portfolio managers of the fund since 2007. Mr. Bonavico will be a portfolio manager until December 31, 2020, at which time he will no longer serve as a portfolio manager for the fund as a result of a transition to other responsibilities. William Montana, Portfolio Manager and Analyst, has been a portfolio manager of the fund since 2019.

•  Mar Vista—Brian L. Massey, Portfolio Manager, and Silas A. Myers, Portfolio Manager, have been portfolio managers of the fund since 2010.

•  J.P. Morgan—Giri Devulapally, Managing Director, and Joseph Wilson, Managing Director, have been portfolio managers of the fund since 2017 and 2016, respectively. Larry H. Lee, Managing Director, and Holly Fleiss, Executive Director, have been portfolio managers of the fund since November 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the

45

sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

46

PACE Small/Medium Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.39
Total annual fund operating expenses	1.09
Management fee waiver/expense reimbursements[2]	0.05
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.04

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.04% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$106	$342	$596	$1,324

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 59% of the average value of its portfolio.

47

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A "value equity" strategy in which the subadvisor targets smaller capitalization companies believed to have sustainable business models selling below their value.

•  A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

•  A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely

48

affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions.

For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Sapience Investments, LLC ("Sapience") assumed day-to-day management of a separate portion of the fund's assets on October 20, 2016. The Sapience portfolio management team (as employees of a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on October 1, 2005. Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") assumed day-to-day management of a separate portion of the fund's assets on March 6, 2012. Huber Capital Management LLC ("Huber Capital") assumed day-to-day management of a separate portion of the fund's assets on January 24, 2017. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

49

PACE Small/Medium Co Value Equity Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2020: (15.27)%
Best quarter during calendar years shown—4Q 2010: 15.94%
Worst quarter during calendar years shown—3Q 2011: (25.15)%

Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	25.79%	6.42%	10.11%
Return after taxes on distributions	25.54	4.39	8.30
Return after taxes on distributions and sale of fund shares	15.44	4.44	7.76
Russell 2500 Value Index (Index reflects no deduction for fees, expenses or taxes.)	23.56	7.18	11.25

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Sapience, Kayne Anderson Rudnick and Huber Capital serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  Sapience—Samir Sikka, Managing Director, has been a portfolio manager of the fund since 2016. Mr. Sikka also served as a portfolio manager of the fund from 2007 to 2016 as part of a former subadvisor to the fund.

•  Kayne Anderson Rudnick—Julie Kutasov and Craig Stone, Portfolio Managers and Senior Research Analysts, have been portfolio managers of the fund since 2012.

•  Huber Capital—Joseph Huber, Chief Executive Officer and Chief Investment Officer, has been a portfolio manager of the fund since 2017.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

50

PACE Small/Medium Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.39
Total annual fund operating expenses	1.09
Management fee waiver/expense reimbursements[2]	0.01
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.08

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amount listed in "Total annual fund operating expenses" may differ from that presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.08% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$110	$346	$600	$1,328

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 89% of the average value of its portfolio.

Principal strategies

Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities

51

issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to moni-

tor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

•  A strategy in which the subadvisor seeks to identify and exploit the perception gap that exists between a company's business strength and the market's expectation of that strength.

•  A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid- cap companies selected based on a multidimensional quantitative investment process.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and

52

social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Riverbridge Partners, LLC ("Riverbridge") assumed day-to-day management of a portion of the fund's assets on October 1, 2005. An entity that was acquired by Calamos Advisors LLC ("Calamos") on May 31, 2019 assumed day-to-day management of a separate portion of the fund's assets on November 25, 2013. Calamos assumed day-to-day management of a separate portion of the fund's assets on May 31, 2019. Jacobs Levy Equity Management, Inc. ("Jacobs Levy") assumed day-to-day management of a separate portion of the fund's assets on January 10, 2019. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

53

PACE Small/Medium Co Growth Equity Investments
Annual Total Returns of Class P Shares

Total return January 1—September 30, 2020: 7.64%
Best quarter during calendar years shown—4Q 2010: 17.86%
Worst quarter during calendar years shown—3Q 2011: (20.85)%

Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	24.04%	9.13%	12.35%
Return after taxes on distributions	20.00	5.89	9.88
Return after taxes on distributions and sale of fund shares	17.07	6.41	9.60
Russell 2500 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	32.65	10.84	14.01

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Riverbridge, Calamos and Jacobs Levy serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  Riverbridge—Mark Thompson, Chief Investment Officer, has been a portfolio manager of the fund since 2005.

•  Calamos—Brandon Nelson, Senior Portfolio Manager, has been a portfolio manager of the fund since 2013.

•  Jacobs Levy—Bruce I. Jacobs, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, and Kenneth N. Levy, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, have been portfolio managers of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

54

PACE International Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.79%
Distribution and/or service (12b-1) fees	None
Other expenses	0.70
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.26
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.44
Total annual fund operating expenses	1.49
Management fee waiver/expense reimbursements[2]	0.05
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.44

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amount listed in "Total annual fund operating expenses" may differ from that presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.00% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$147	$466	$808	$1,775

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrow-

55

ing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in (1) stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy, and (2) securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a sub-

advisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

•  A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, factor-based approach to investing using a systematic process and identifies securities to buy "long" and sell "short" based on a quantitative assessment of whether securities will outperform or underperform the market.

•  A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in

56

value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments and practices: The use of financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes, and the engagement in certain practices, such as the investment of proceeds received in short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation

57

complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Mondrian Investment Partners Limited ("Mondrian") assumed day-to-day management of a portion of the fund's assets on April 1, 2004. Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") assumed day-to-day management of another portion of the fund's assets on September 13, 2013. Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") assumed day-to-day management of a separate portion of the fund's assets on January 15, 2016. The Baird investment team (as employees of a different investment advisor) assumed responsibility for managing a separate portion of the fund's assets on August 5, 2013. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

58

PACE International Equity Investments
Annual Total Returns of Class P Shares

Total return January 1—September 30, 2020: (4.49)%
Best quarter during calendar years shown—3Q 2010: 16.68%
Worst quarter during calendar years shown—3Q 2011: (19.62)%

Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	19.11%	5.59%	5.33%
Return after taxes on distributions	18.24	4.84	4.73
Return after taxes on distributions and sale of fund shares	11.75	4.37	4.27
MSCI EAFE Index (net) (Index reflects no deduction for fees and expenses.)	22.01	5.67	5.50

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mondrian, Los Angeles Capital and Baird serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  Mondrian—Elizabeth A. Desmond, Deputy Chief Executive Officer, Chief Investment Officer of International Equities, has been a portfolio manager of the fund since 2009. Nigel Bliss, Senior Portfolio

Manager, and Steven Dutaut, Senior Portfolio Manager, have been portfolio managers of the fund since 2014.

•  Los Angeles Capital—Hal W. Reynolds, CFA and Chief Investment Officer, and Daniel E. Allen, CFA and President, have been portfolio managers of the fund since 2013. Laina Draeger, CFA, Portfolio Manager and Director of Portfolio Strategy and Responsible Investing, has been a portfolio manager of the fund since November 2020.

•  Baird—Brian Beitner, CFA, Managing Partner and Lead Portfolio Manager, has been a portfolio manager of the fund since 2013. Jesse Flores, CFA, Partner and Portfolio Manager, Haicheng Li, CFA, Partner and Co-Lead Portfolio Manager, and Nathaniel Velarde, Partner and Portfolio Manager, have been portfolio managers of the fund since May 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE International Emerging Markets Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.51
Total annual fund operating expenses	1.51
Management fee waiver/expense reimbursements[2]	0.21
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.30

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.30% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$132	$457	$804	$1,784

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 79% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries, which

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may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in (1) bonds, including up to 10% of its total assets in bonds that are below investment grade, which are commonly known as "junk bonds," and (2) securities of other investment companies that invest in emerging markets.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

•  A strategy that invests in mid and large cap companies with a quality growth orientation.

•  A strategy that uses a bottom-up quantitative approach.

•  A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the

61

value of the holding increases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Geographic concentration risk: To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies)

sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in

62

short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Mondrian Investment Partners Limited ("Mondrian") assumed day-to-day management of a portion of the fund's assets on September 28, 2004. William Blair Investment Management, LLC ("William Blair") assumed day-to-day management of a separate portion of the fund's assets on March 23, 2011. LMCG Investments, LLC ("LMCG") assumed day-to-day management of a separate portion of the fund's assets on October 16, 2012. RWC Asset Advisors (US) LLC ("RWC") assumed day-to-day management of a separate portion of the fund's assets on September 11, 2019. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE International Emerging Markets Equity Investments
Annual Total Returns of Class P Shares

Total return January 1—September 30, 2020: (1.00)%
Best quarter during calendar years shown—3Q 2010: 19.93%
Worst quarter during calendar years shown—3Q 2011: (22.20)%

Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	19.01%	3.27%	2.67%
Return after taxes on distributions	18.97	3.21	2.68
Return after taxes on distributions and sale of fund shares	11.72	2.74	2.34
MSCI Emerging Markets Index (net) (Index reflects no deduction for fees and expenses)	18.42	5.61	3.68

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mondrian, William Blair, LMCG and RWC serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  Mondrian—Andrew Miller, Chief Investment Officer, Ginny Chong, Senior Portfolio Manager, and Gregory Halton, Senior Portfolio Manager, have been portfolio managers of the fund since 2004, 2004 and 2006, respectively.

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•  William Blair—Todd M. McClone and Jack Murphy, Partners of William Blair, have been portfolio managers of the fund since 2011 and 2016, respectively.

•  LMCG—Gordon Johnson, Managing Director, Global Equities, has been a portfolio manager of the fund since 2012.

•  RWC—John Malloy, Portfolio Manager, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

64

PACE Global Real Estate Securities Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.89
Total annual fund operating expenses	1.59
Management fee waiver/expense reimbursements[2]	0.39
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.20

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (excluding, as applicable, dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.20% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$122	$464	$829	$1,856

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 111% of the average value of its portfolio.

Principal strategies

Principal investments

The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and oth-

65

er real-estate related securities. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry, which may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund may have a significant exposure to non-US securities depending upon an investment advisor's investment decisions.

The fund may engage in "short-selling," where the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return it to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a sub-

advisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves achieving total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Real estate industry risk: An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; over-building; extended vacancies of properties; increases

66

in competition, property taxes and operating expenses; and changes in zoning laws. The values of securities of companies in the real estate industry, which is sensitive to economic downturns, may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trust risk: The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding increases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes, and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and

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social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Brookfield Public Securities Group LLC ("Brookfield") assumed day-to-day management of a separate portion of the fund's assets on November 17, 2009. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Global Real Estate Securities Investments
Annual Total Returns of Class P Shares

Total return January 1—September 30, 2020: (21.98)%
Best quarter during calendar years shown—3Q 2010: 18.80%
Worst quarter during calendar years shown—3Q 2011: (18.50)%

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Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (1/22/07) Return before taxes	20.68%	4.80%	8.00%
Return after taxes on distributions	18.20	3.00	6.29
Return after taxes on distributions and sale of fund shares	12.21	2.86	5.61
FTSE EPRA Nareit Developed Index (Index reflects no deduction for fees, expenses or taxes.)	23.06	6.53	9.25

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Brookfield serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, Ned Sienko, Portfolio Manager, Vincent Russo, Portfolio Manager, and Mayoor Joshi, Portfolio Manager, have been portfolio managers of the fund since 2019.

•  Brookfield—Jason Baine and Bernhard Krieg, CFA, each a Global Portfolio Manager, have been portfolio managers of the fund since 2009.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Alternative Strategies Investments
Fund summary

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

* Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.30%
Distribution and/or service (12b-1) fees	None
Other expenses	1.26
Miscellaneous expenses (includes administration fee of 0.10%)	0.52
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[1]	0.74
Acquired fund fees and expenses[2]	0.11
Total annual fund operating expenses	2.67
Management fee waiver/expense reimbursements[3]	0.30
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]	2.37

1  "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimated amounts for the current fiscal year.

2  These "Acquired fund fees and expenses" are based on estimated amounts for the current fiscal year. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

3  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2021 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$240	$801	$1,388	$2,981

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 491% of the average value of its portfolio.

Principal strategies

Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and

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to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including exchange-traded funds ("ETFs").

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, directly manages a separate portion of the fund's assets (i.e., it allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures), and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). The allocation of the fund's assets between subadvisors is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of UBS AM and the subadvisors include:

•  An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffil-

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iated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

•  A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

•  A "currency strategy" that seeks to produce absolute return from investing in currency markets.

•  A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

•  A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

•  An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios.

•  A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

•  A "relative value strategy" that seeks to generate risk-adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield and listed options markets.

•  A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more

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volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisors may play a greater role in the valuation of the securities due to reduced availability of reliable objective pricing data.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Aggressive investment risk: The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that

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changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Investment company risk: Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur

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higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Bloomberg Barclays Global Aggregate Index shows how the fund's performance compares to the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The MSCI World Index (net) shows how the fund is performing against a diversified global equity index (an asset class in which the fund invests). The HFRI Fund of Funds Composite Index shows how the fund is performing against a broad measure of hedge fund returns. Life of class performance for the indices is as of Class P's inception month-end. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. A predecessor entity of Wells Capital Management Incorporated ("WellsCap") assumed day-to-day management of a separate portion of the fund's assets at the inception of the fund. First Quadrant L.P. ("First Quadrant") assumed day-to-day management of a separate portion of the fund's assets on April 8, 2009. UBS AM assumed day-to-day management of a separate portion of the fund's assets (i.e., investing in other unaffiliated pooled investment vehicles and index futures) on March 31, 2014. Sirios Capital Management, L.P. ("Sirios") assumed day-to-day management of a separate portion of the fund's assets on May 20, 2015. Aviva Investors Americas LLC ("Aviva") assumed day-to-day management of a separate portion of the fund's assets on May 9, 2016. PCJ Investment Counsel Ltd. ("PCJ") assumed day-to day management of a separate portion of the fund's assets on July 8, 2016. Kettle Hill Capital Management, LLC ("Kettle Hill") assumed day-to-day management of a separate portion of the fund's assets on September 6, 2017. DLD Asset Management, LP ("DLD") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Magnetar Asset Management LLC ("Magnetar") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Alternative Strategies Investments
Annual Total Returns of Class P Shares

Total return January 1—September 30, 2020: 4.82%
Best quarter during calendar years shown—1Q 2012: 6.30%
Worst quarter during calendar years shown—3Q 2011: (6.23)%

Average annual total returns*
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (4/10/06) Return before taxes	6.42%	1.04%	2.62%
Return after taxes on distributions	6.37	0.55	2.19
Return after taxes on distributions and sale of fund shares	3.83	0.60	1.88
FTSE Three-Month US Treasury Bill Index (Index reflects no deduction for fees, expenses or taxes.)	2.25	1.05	0.56
Bloomberg Barclays Global Aggregate Index (Index reflects no deduction for fees, expenses or taxes.)	6.84	2.31	2.48
MSCI World Index (net) (Index reflects no deduction for fees and expenses.)	27.67	8.74	9.47
HFRI Fund of Funds Composite Index (Index reflects no deduction for fees, expenses or taxes.)	8.39	2.36	2.83

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory pro-

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grams may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager and directly manages a separate portion of the fund's assets. WellsCap, First Quadrant, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006, 2013 and 2009, respectively. Russell Sinder, Portfolio Manager, has been a portfolio manager of the fund since 2019.

•  WellsCap—Dennis Bein, Portfolio Manager, David Krider, Portfolio Manager, and Harindra de Silva, Portfolio Manager, have been portfolio managers of the fund since the fund's inception in 2006.

•  First Quadrant—Dori Levanoni, Partner (Investments), and Jeppe Ladekarl, Partner and Co-Chief Investment Officer, have been portfolio managers of the fund since 2009 and 2016, respectively.

•  Sirios—John F. Brennan, Jr., co-founder and Managing Director of Sirios, has been a portfolio manager of the fund since 2015.

•  Aviva—Peter Fitzgerald, Chief Investment Officer of Multi-Assets and Macro has been a portfolio manager of the fund since 2016. James McAlevey, Portfolio Manager, and Mark Robertson, Head of Multi-Strategy Funds, have been a portfolio managers of the fund since 2018.

•  PCJ—Nereo Piticco, President, Adam Posman, Vice President and Chief Investment Officer, Heiki Altosaar, Vice President and Chief Compliance Officer, and Jenny Yan, Vice President have been portfolio managers of the fund since 2016. Kevin Kingsley, Partner, has been a portfolio manager of the fund since 2018.

•  Kettle Hill—Andrew Y. Kurita, Managing Member, Portfolio Manager and Chief Investment Officer, has been a portfolio manager of the fund since 2017.

•  DLD—Sundeep Duttaroy, Portfolio Manager, and Mark Friedman, Chief Investment Officer, have been portfolio managers of the fund since February 2020.

•  Magnetar—Devin Dallaire, Chief Investment Officer, Systematic Investing, has been a portfolio manager of the fund since February 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
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More information about the funds—UBS Government Money Market Investments Fund

Investment objective and principal strategies

Investment objective

Current income consistent with preservation of capital and liquidity.

Principal strategies

Principal investments

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements. Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

The fund's board has determined that the fund will operate as a "government money market fund" pursuant to Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended ("Investment Company Act"). Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a "government money market fund," the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, the fund's board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in its policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund's 80% policy is a "non-fundamental" policy. This means the investment policy may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements under Rule 2a-7. The fund's investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

Although not a principal strategy of the fund, the fund may invest to a limited extent in shares of similar money market funds. The fund's investments in other money market funds that comply with the definition of a government money market fund under Rule 2a-7 will be treated as investments in the underlying securities held by such money market funds for the purposes of the fund's policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

Management process

UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS AM considers safety of principal and liquidity in selecting securities for the fund

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More information about the funds—UBS Government Money Market Investments Fund and thus may not buy securities that pay the highest yield.

UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, such as mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls).

The fund also may invest in other types of investment grade fixed income instruments, and may invest up to 5% of its net assets in non-investment grade bonds (commonly known as "junk bonds") (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the US, such as the Government National Mortgage Association and the Federal Housing Administration. The fund may invest in other mortgage-backed securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also may invest in mortgage-backed securities sponsored or issued by private entities, i.e., generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities.

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays US Mortgage-Backed Securities Index, which as of July 31, 2020 was approximately 1.69 years and may change over time. This means that the duration of the fund could range from approximately 0.84 years to 2.54 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 2 years generally will decrease in value by about 2%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 2%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post

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More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Intermediate Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income, consistent with reasonable stability of principal.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 15% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund also may invest in preferred stocks.

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg Barclays US Aggregate Bond Index, which as of July 31, 2020 was approximately 6.09 years and may change over time. This means that the duration of the fund could range from approximately 3.04 years to 9.14 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 6 years generally will decrease in value by about 6%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 6%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on swap agreements), futures (on securities or interest rate futures) and swap agreements (specifically, interest rate swaps). These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also may be used to adjust the fund's portfolio duration.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's

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More information about the funds—PACE Intermediate Fixed Income Investments subadvisor(s). BlackRock Financial Management, Inc. ("BlackRock Financial") currently serves as the fund's subadvisor. BlackRock Financial has retained BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock") as a sub-sub-advisor to provide certain investment advisory services with respect to non-US jurisdictions pursuant to a sub-sub-advisory contract between BlackRock Financial and BlackRock International. BlackRock Financial oversees the investment advisory activities of BlackRock International. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Bloomberg Barclays US Intermediate Government/Credit Index (formerly known as the Lehman Brothers Intermediate Government/Credit Index). To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Strategic Fixed Income Investments

Investment objective and principal strategies

Investment objective

Total return consisting of income and capital appreciation.

Principal strategies

Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays US Government/Credit Index, which as of July 31, 2020 was approximately 7.77 years and may change over time. This means that the duration of the fund could range from approximately 3.89 years to 11.66 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 8 years generally will decrease in value by about 8%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 8%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include secu-

rities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may invest in preferred securities.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

The fund's investment strategies may result in high portfolio turnover.

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More information about the funds—PACE Strategic Fixed Income Investments

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to moni-

tor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

Neuberger Berman invests primarily in a diversified mix of fixed rate and floating rate debt securities. Neuberger Berman employs a consistently applied, risk-managed approach to portfolio management that leverages its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. Neuberger Berman establishes the investment profile for its portion of the fund's assets, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, and credit) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, Neuberger Berman determines industry/sub-sector weightings and makes securities selections within the type of securities that the fund can purchase, such as investment grade securities, below investment grade securities, emerging market securities and non-US dollar denominated securities.

When assessing the worth of a particular security, Neuberger Berman's research and portfolio management teams utilize internally generated research and proprietary quantitatively driven tools and frameworks to (i) establish an internal outlook, (ii) evaluate the market's outlook as it is reflected in asset prices, and (iii) contrast the two. The teams then use the information generated by this process to decide which securities the fund will own. The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of

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yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Municipal Fixed Income Investments

Investment objective and principal strategies

Investment objective

High current income exempt from federal income tax.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio duration to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by about 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 4%.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to bor-

row, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Mellon Investments currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

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More information about the funds—PACE Municipal Fixed Income Investments

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In deciding which securities to buy for the fund, Mellon Investments seeks to identify undervalued sectors or geographical regions of the municipal market or under-

valued individual securities. To do this, Mellon Investments uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Mellon Investments also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Mellon Investments may make modest duration adjustments based on economic analyses and interest rate forecasts. Mellon Investments generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Mellon Investments also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Global Fixed Income Investments

Investment objective and principal strategies

Investment objective

High total return.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds").

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays Global Aggregate Index, which as of July 31, 2020 was approximately 7.37 years and may change over time. This means that the duration of the fund could range from approximately 3.68 years to 11.06 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 7 years generally will decrease in value by about 7%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 7%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a sub-

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advisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

J.P. Morgan will generally invest, either directly or through the use of financial derivative instruments where appropriate, in global fixed income securities.

Issuers of these securities may be located in any country, including emerging markets. J.P. Morgan may invest a significant portion of the fund's assets in agency mortgage-backed securities, asset-backed securities and covered bonds with a less significant exposure to other structured products. J.P. Morgan may invest the fund's assets, to a limited extent, in below investment grade and unrated debt securities. J.P. Morgan may also use financial derivative instruments for hedging purposes. The financial derivative instruments J.P. Morgan may use include, but are not limited to, futures, options, forward contracts on financial instruments and options on such contracts, credit linked instruments and swap contracts and other fixed income, currency and credit derivatives. J.P. Morgan may also invest the fund's assets in other non-U.S. funds, and in assets denominated in any currency. A substantial part of the assets of the fund will be hedged into US dollars. Short-term money market instruments and deposits with credit institutions may be held on an ancillary basis.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE High Yield Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies

Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds").

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may also invest in other instruments, including ETFs, that derive their value from such high yield fixed income securities.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the ICE BofA Global High Yield Index, which as of July 31, 2020 was approximately 3.78 years and may change over time. This means that the duration of the fund could range from approximately 1.89 years to 5.67 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by about 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by about 4%; however, high yield investments having the same duration as investment grade investments may react to interest rate changes to a different extent. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options, futures, currency forward and futures agreements and swap agreements. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; and to obtain or adjust exposure to certain markets. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Nomura Corporate Research and Asset Management Inc. ("NCRAM") currently serves as the fund's subadvisor. Nomura has retained Nomura Asset Management Singapore Limited ("NAM Singapore" and, together with NCRAM, "Nomura") as a sub-manager to provide certain investment advisory services with respect to Asian investments pursuant to a sub-management contract between NCRAM and NAM Singapore. NCRAM oversees the investment advisory activities of NAM Singapore.

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More information about the funds—PACE High Yield Investments

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

Nomura believes that a total return strategy driven by credit research with a top-down view is the best way to generate alpha in high yield. Nomura focuses on companies that can carry their debt loads through the economic cycle (i.e., "Strong Horse" credits), generating strong, sustainable cash flows that enable them to de-lever their balance sheets and improve their ratings. As their credit quality improves, the income generated by the bonds of these companies may be supplemented by capital appreciation. Nomura believes these companies are less likely to default on payments of principal or interest to bondholders. The approach is a collaborative effort, with ideas generated by the entire investment team. Nomura analysts are organized on a sector basis and trained to focus on the return being offered for the risk being taken. In seeking total return through Strong Horse companies, Nomura focuses on avoidance of credit loss and a deep understanding of relative value and the catalysts that drive bond price appreciation.

Nomura's portfolio construction philosophy follows a fundamental, bottom-up approach with a top-down overlay that is driven by three broad factors:

•  Creative idea generation by leveraging an open seating environment.

•  Thorough research from experienced analysts that includes a comprehensive evaluation of each issuer's business risk, financial risk, and the structure associated with each issue.

•  Disciplined portfolio construction targeting the best risk and reward opportunities, also taking into account liquidity at both the issuer and portfolio level.

In determining position size, the most important factor is Nomura's in-depth credit analysis, as it seeks to identify and invest in companies that embody the pillars of a Strong Horse credit. Nomura aims to right-size its positions based on the perceived risks and possible future catalysts for performance, seeking to create portfolios that are diversified by issuer, credit quality and industry. Portfolio managers will also actively manage the credit ratings, industry, duration, and regional exposures of the fund. Nomura also closely monitors credit risks, as credits and prices constantly change, and seeks to re-adjust its security allocations accordingly.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Large Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation and dividend income.

Principal strategies

Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. As of July 31, 2020, the Russell 1000® Value Index included companies with a market capitalization range of approximately $642 million and $1,013.6 billion. The market capitalization range and the composition of the Russell 1000® Value Index are subject to change. The fund seeks income primarily from dividend paying stocks.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may also invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Asset Management (Americas) Inc. ("UBS AM") and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pzena Investment Management, LLC ("Pzena"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Wellington Management Company LLP ("Wellington") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent

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with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

In managing its segment of the fund's assets, Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30".)

Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition, Los Angeles Capital will ordinarily seek to almost fully invest its segment of the fund's portfolio.

In managing its portion of the fund's assets, Wellington invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations. Wellington focuses on solid companies with temporary issues, rather than distressed opportunities, which inherently entails more risk. Wellington's strategy utilizes a contrarian approach focused on longer-term fundamentals to create a portfolio with an above-market projected growth rate and higher dividend yield and which trades at a discount to the market. The investment team conducts detailed fundamental research on each stock that is identified as a solid, but temporarily out-of-favor, company with sustainable or growing dividends. In addition to focusing on valuation, the investment team seeks to find compa-

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nies they believe have the potential to continue paying their dividends in weak economic environments. Key research is generated by members of the investment team and is aggregated and compared via Wellington's fact sheet methodology. The methodology is a means by which each investment opportunity and existing portfolio position is ranked based on total appreciation potential. It incorporates Wellington's fundamental analysis and detailed financial modeling of earnings growth potential, and relative price-to-earnings estimation for each company. The potential investment universe is narrowed through a fundamentally-based focus on "areas of opportunity" (misunderstood negative events, temporarily depressed returns, management changes, industry consolidation) that the investment team believes creates the potential for excessive valuation discounts relative to normalized expectations. Based on fact sheet comparisons, Wellington seeks to identify new positions that may improve the portfolio's aggregate total return potential and candidates for possible sales.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Large Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies, which may be represented by derivatives such as swap agreements or futures contracts and investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. As of July 31, 2020, the Russell 1000® Growth Index included companies with a market capitalization range of approximately $642 million and $1,820.9 billion. The market capitalization range and the composition of the Russell 1000® Growth Index are subject to change. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US (including an emerging market country) where the principal trading market for the issuer's securities is in a country other than the US (including an emerging market country).

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"),

the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Jackson Square Partners, LLC ("JSP"), Mar Vista Investment Partners, LLC ("Mar Vista") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within

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the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, JSP invests primarily in common stocks of large capitalization growth-oriented companies that JSP believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, JSP seeks to select securities of companies that it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. JSP also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

JSP researches individual companies and analyzes economic and market conditions, seeking to identify the securities that JSP thinks are the best investments for the fund. Specifically, JSP looks for disruptive change that might increase a company's potential for free cash flow growth, such as structural changes in the economy, corporate restructurings or turnaround situations, new products or changes in management.

Using a bottom-up approach, JSP looks for companies that:

•  have attractive end market potential, dominant business models and strong free cash flow generation;

•  demonstrate operational and scale efficiencies;

•  have demonstrated expertise for capital allocation; and

•  have clear shareholder-oriented governance and compensation policies.

Although JSP tends to hold a relatively focused portfolio of between 25 to 40 stocks, it generally maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth.

In managing its portion of the fund's assets, Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Mar Vista's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Mar Vista evaluates companies as private entities to determine the intrinsic worth of the business. Mar Vista uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Mar Vista typically sells a stock if the market price exceeds Mar Vista's estimate of intrinsic value, the company's fundamentals fall short of Mar Vista's investment thesis, or when there are more attractive investment alternatives. Mar Vista may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

In managing its portion of the fund, J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile. J.P. Morgan employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which it believes will achieve above-average growth in the future, and looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. J.P. Morgan's analysis focuses on companies where the market has started to recognize the existence of positive fundamentals or where structural reasons exist for companies to continue to exceed market expectations over the intermediate to long-term.

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J.P. Morgan may sell a security for several reasons. J.P. Morgan may sell a security: due to a change in the company's fundamentals or a change in the original reason for purchase of an investment; if it no longer considers the security to be reasonably valued; or if it identifies a stock that it believes offers a better investment opportunity.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. As of July 31, 2020, the Russell 2500® Value Index included companies with a market capitalization range of approximately $7.4 million and $15.5 billion. The market capitalization range and the composition of the Russell 2500® Value Index are subject to change. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within

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the fund and/or by changing the specific subadvisors within the fund.

In advising its segment of the fund, Sapience directly researches smaller capitalization companies with sustainable business models from an objective perspective. Sapience attempts to identify companies selling below intrinsic value with clear value drivers to realize full value within their investment time horizon (typically two to four years), and constructs a portfolio consisting of highest-conviction ideas.

Sapience utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies. Sapience concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. Sapience typically requires the existence of one or more factors, or value drivers, that it considers an impetus for change at the companies in which it invests. In other words, the team strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and a disciplined investment process to identify high-quality companies that are characterized by differentiated resilient business models, solid balance sheets and free cash flow generation, and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's research philosophy is founded on the principle that first-hand fundamental research is essential in order to make sound, long-term investment decisions. Kayne Anderson Rudnick utilizes a research process that carefully looks at a company from a three-tiered perspective involving qualitative, financial, and valuation analyses. Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model, and competitive advantages. The sustainability of the business model is continuously evaluated in light of changing business conditions. In addition, Kayne Anderson Rudnick evaluates management's strategies, financial goals, track record, and shareholder value orientation. Financial analysis involves a historical examination of the income statement, cash flow statement, balance sheet, and associated ratios on both an absolute and peer relative basis. Valuation analysis determines the current and potential value of each company in the investable universe using a variety of proprietary models to establish the value of a business under various scenarios.

Kayne Anderson Rudnick's portfolio managers, in consultation with analysts, establish price ranges for each security held by the fund. These prices are developed in consideration of expected return and comparative valuation, and are actively monitored. Sector weights are also evaluated.

Huber Capital's "deep value" strategy seeks long-term total investment return through capital appreciation, generally investing its assets in 40-80 common stocks of US companies with a market capitalization range generally consistent with, but in some cases higher than, that of the Russell 2500® Value Index, the fund's benchmark, and whose stocks are considered by Huber Capital to be undervalued.

Huber Capital may also make investments in securities of non-US issuers, including issuers in emerging markets. Huber Capital will invest primarily in domestic US securities but may invest up to 20% of its net assets in American Depositary Receipts, dollar-denominated securities of non-US issuers, or directly in securities of non-US issuers. Excluded from the securities of non-US issuers calculation are those securities which are members of a major US index or whose primary listing is on a major US exchange or quote system.

Huber Capital may invest in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for opportunistic purposes or for temporary defensive purposes in response to adverse market, economic or political conditions.

Huber Capital employs a value investing style, investing in stocks which, in Huber Capital's opinion, trade at a significant discount to the present value of future cash flows. Huber Capital attempts to identify out-of-favor stocks that represent solid fundamental value. Huber Capital identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental research. The process includes an initial review, in-depth analysis and employment of Huber Capital's proprietary valuation methodology.

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Huber Capital's decision to sell portfolio securities is based on valuation, risk and portfolio guidelines. As individual stocks approach their intrinsic value or established target price and decline in their relative attractiveness, they become candidates for sale. Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment. Proceeds from sales are reinvested in companies that are more attractively valued based on purchase disciplines.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. As of July 31, 2020, the Russell 2500® Growth Index included companies with a market capitalization range of approximately $48 million and $17.3 billion. The market capitalization range and the composition of the Russell 2500® Growth Index are subject to change. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

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In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

In managing its segment of the fund's assets, Calamos seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Calamos uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Calamos forms an investment decision based on this research and an assessment of the market's perception of these companies. Calamos may invest in any sector, may emphasize one or more particular sectors and may sell a company's stock when it believes a company's prospects for growth have diminished. Calamos may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio.

Jacobs Levy invests in small- and mid-cap growth stocks for the fund using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. Jacobs Levy's security evaluation process focuses on the modeling of a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, security prices and other information. This approach is intended to promote investment exposure across securities, industries, and sectors, while managing risk exposures relative to an underlying benchmark. The range of models used by Jacobs Levy is intended to provide the fund with exposure to numerous potential opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent

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with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its segment of the fund's assets, Los Angeles Capital employs a "long/short" or "130/30"

equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30"). Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with global short sale regulations. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition, Los Angeles Capital will ordinarily seek to almost fully invest its segment of the fund's portfolio.

In managing its segment of the fund's assets, Baird endeavors to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Baird believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued

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based on a forward looking cash flow analysis. When selecting investments, Baird has a long-term time horizon.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the subadvisor(s). Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), LMCG Investments, LLC ("LMCG") and RWC Asset Advisors (US) LLC ("RWC") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, cur-

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rency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its portion of the fund's assets, William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth. William Blair normally invests on a relatively concentrated basis.

To a lesser extent, William Blair also takes into account country selection and industry sector allocation. Normally, William Blair's investments will be allocated among at least six different countries, and no more than 50% of its segment of the fund may be invested in securities of issuers in any one country at any given time. In making country allocation decisions, William Blair considers such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair may obtain exposure to emerging markets equity securities through limited investments in investment company securities, such as exchange-traded funds ("ETFs").

In managing its segment of the fund's assets, LMCG uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and LMCG believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. LMCG's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality. Market dynamic factors are designed to exploit short term trends as LMCG believes investors under-react to certain developments in the short term; value factors are intended to capture mean reversion (i.e., a return to the average) as investors tend to overreact to certain developments in the longer term; and quality factors incorporate information about the quality of earnings that investors tend to overlook. LMCG's team constructs its portion of the fund's portfolio one stock at a time in order to select those stocks that offer the best exposure to certain return and risk factors. This approach also allows LMCG to specifically adapt to market conditions and lessen or accentuate certain factors in the model to capture opportunities or reduce downside risk. LMCG continuously monitors the stocks held in the portfolio and considers selling any stock with a relatively low ranking relative to its peers. LMCG uses the proceeds to purchase stocks with a relatively higher ranking by the model.

In managing its segment of the fund's assets, RWC combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with attractive risk/return profiles based, in part, on RWC's experience investing in a wide range of markets at various stages of development. RWC's strategy focuses on companies that demonstrate robust growth characteristics and are undervalued by investors. RWC first performs qualitative and quantitative macroeconomic research regarding environment and potential tailwinds and headwinds for regions and countries, which then drives its bottom-up research on specific companies. Macroeconomic factors that RWC considers in its investment process include strength of the business cycle, inflation management, foreign exchange reserves, current account balance, fiscal policy, gross domestic product growth, and monetary policy. These factors are subsequently analyzed along with institutional and political factors. RWC may adjust its strategy to help manage the segment's liquidity and position sizing, and may sell a security that reaches its

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price target or that is negatively impacted by changes in macroeconomic conditions or geographic-, sector- or issuer-specific factors.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Total return.

Principal strategies

Principal investments

The fund seeks to achieve its objective of total return by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, considers "total return" to include income and capital appreciation, and income to include interest and dividends/distributions. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

The fund may engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS AM, the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Brookfield currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

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In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its portion of the fund's assets, Brookfield intends to achieve total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose values are significantly affected by the value of such companies' real estate holdings, and related entities and structures. Real estate operating companies and related entities and structures include: (1) traditional real estate companies whose primary business is the ownership, operation and development of commercial and residential real estate; (2) those companies whose value is, in the judgment of Brookfield, significantly affected by the value of such companies' real estate holdings; and (3) non-traditional real estate companies, such as homebuilders and infrastructure companies, and asset-rich companies that own significant real estate assets, although their primary business might not be the ownership of real estate.

Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology. In the long term, Brookfield believes that a company's value is largely determined by a combination of the value of its underlying assets and the related cash flows and the strength of its management team. In the short term, however, Brookfield believes that real estate stocks are often mispriced because a range of stock market factors can influence share prices and cause divergence from their long-term fair value, in which case Brookfield may take advantage of these short-term opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Long-term capital appreciation.

Principal strategies

Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including ETFs.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund may invest include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund's investment strategies may result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures, and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). Wells Capital Management Incorporated ("WellsCap"), First Quadrant L.P. ("First Quadrant"), Sirios Capital Management, L.P. ("Sirios"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar")

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currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The allocation of the fund's assets between subadvisors who employ investment strategies is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

UBS AM, WellsCap, First Quadrant, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar employ the following portfolio management strategies:

•  Opportunistic Strategy (UBS AM);

•  Long/Short Global Equity Strategy (WellsCap);

•  Currency Strategy (First Quadrant);

•  Liquid Alternative Long/Short Equity Strategy (Sirios);

•  Global Unconstrained Multi-Strategy Approach (Aviva);

•  Absolute Return Equity Market Neutral Strategy (PCJ);

•  Long/Short US Small Cap Equity Strategy (Kettle Hill);

•  Relative Value Strategy (DLD); and

•  Merger Arbitrage Strategy (Magnetar).

Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies. UBS AM also may utilize additional or changes to investment strategies with the current subadvisors subject to the oversight of the fund's board of trustees.

Opportunistic Strategy—UBS AM allocates a portion of the fund's assets primarily to other unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return

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objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

Long/short global equity strategy—WellsCap employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets by direct equity investment (and may also be implemented through the use of derivatives). The fund buys securities "long" that WellsCap believes will out-perform the market, and sells securities "short" that WellsCap believes will under-perform the market. This is, however, not a market neutral strategy.

The fund's long-short exposure will vary over time based on WellsCap's assessment of market conditions and other factors. WellsCap may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Currency Strategy—First Quadrant employs a "currency strategy." First Quadrant seeks positive absolute returns from its active currency strategy to deliver returns (or alpha) that are not correlated to the movements of other securities markets. The strategy seeks to exploit factors that drive the relative value of currency markets and to take advantage of the effects of changes in short-term and long-term interest rates, capital flows, trade flows and supply/demand pressures. This investment process involves the use of the First Quadrant's proprietary investment models which are the systematic expression of its research and fundamental ideas. The investment models may not be able to protect against or capture certain extraordinary sudden market events such as U.S. or foreign governments' actions or interventions, and as a result may not be as effective during these periods. First Quadrant's portfolio management team maintains the ultimate discretion over the investment models and investment decisions.

The strategy may be exposed to currencies of developed and emerging-market countries that, in First Quadrant's opinion, have liquid currency markets. Under normal market conditions, the strategy will be primarily exposed to currency through currency forwards, cross currency forwards, spot currency transactions and currency options. The strategy's investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another non-base currency versus the US dollar. The fund may hold cash or invest its cash balances at times and in any permissible investments deemed appropriate by First Quadrant in order to cover the derivative transactions or otherwise in the discretion of First Quadrant. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers. The strategy seeks to achieve positive absolute returns, or a positive return regardless of market conditions, through the income produced by investing cash and any net gains resulting from fluctuations in the values of currencies. Net losses on currency transactions will reduce positive absolute returns.

The strategy may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or its price appears overvalued relative to other currencies; (2) its security price appears to be overvalued; or (3) a more attractive investment opportunity is identified.

Liquid alternative long/short equity strategy—Sirios employs a liquid alternative long/short equity strategy. Sirios generally utilizes long positions that it believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that include sector hedges, single name and index put options, and a selection of single name large-capitalization companies that Sirios believes have deteriorating fundamentals or appear overvalued.

Sirios expects to maintain significant short positions. Although Sirios intends to maintain an overall long position in its portfolio investments, in certain circumstances, Sirios's short positions may approach or reach the size of its allocated portion's overall long position.

Investments in equity securities may include common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts, pooled investment vehicles, including other investment companies and ETFs, and master limited partnerships. Sirios may also invest in fixed income securities and other debt instruments, including bank debt, US Treasury securities and money market instruments. Its investments may include securities of US and

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foreign issuers, including securities of issuers in emerging market countries, and securities denominated in a currency other than the US dollar. Sirios invests in securities of issuers of any market capitalization.

Sirios may also use derivative instruments, such as options, forwards, swaps (including total return swaps) and other derivative instruments or combinations of derivative instruments, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of its allocated portion of the fund's assets.

Global Unconstrained Multi-Strategy Strategy—Aviva seeks to deliver returns by identifying investment ideas and opportunities across and within asset classes. After evaluating these ideas, Aviva decides how to implement a select number of them in investment strategies within the portfolio in light of the fund's objectives. Strategies may involve buying a share on the market or buying a derivative with the option to buy the share at a future date. Aviva believes multi-strategy investing provides it with many ways to reflect ideas more precisely than is possible in traditional funds.

The portfolio managers pick diverse strategies that can take views on asset classes, sectors, currencies, interest rates, inflation and volatility. The portfolio managers pick a range of strategies expected to work well together whether markets are rising or falling so that Aviva's portion of the fund can deliver growth while managing volatility.

The following three beliefs underpin Aviva's investment process and portfolio construction:

•  Markets are not efficient—markets are quick to embed information but not always the correct information, potentially leading to large swings in sentiment.

•  Markets are more focused on the short term than the medium-to-long term. Aviva's three-year investment outlook is significantly longer term in nature than many market participants, allowing Aviva to benefit from the resulting market inefficiencies. This provides an opportunity to find investment ideas and capture attractive risk-adjusted returns more consistently over a three-year investment period.

•  Diversification is of the same importance as idea generation. Moreover, Aviva believes that a portfolio construction process that recognizes the importance of risk is essential for building a well-diversified portfolio.

Aviva's portfolio managers allocate assets between investment strategies depending on how much each strategy contributes to fund risk. The fund does not seek to beat a benchmark index or peer group. Consequently, the portfolio managers can invest as much or as little as they want across asset classes and geographies. The portfolio managers and dedicated risk managers monitor how well Aviva's strategies work together in diversifying risk across the fund, resizing positions or rebalancing the portfolio as appropriate.

Aviva's dedicated risk managers are solely focused on AIMS funds and are integral to portfolio construction. They use long-term and short-term ex-ante risk models, together with hypothetical and historical scenario stress tests to provide the framework for their analysis. Critically, these models and tests alone are not sufficient validation for risk; a negative result means that the portfolio management team will not implement a position. However, even positive results from the models and tests are analysed by the on-desk risk team and portfolio managers, who use their experience to interpret the results in the context of the prevailing market.

Liquidity of underlying instruments is a key consideration in the portfolio construction process. Positions held by the fund should be scalable and easily exited, should the need arise. Aviva aims to minimize the frequency of dealing via entering/exiting positions, but may adjust position sizing as required.

The ideas proposed by investment experts across Aviva's business are broadly grouped into "market strategies", "opportunistic strategies" or "risk-reducing strategies". There are no fixed levels of exposure to these categories of strategies as the most attractive ideas will drive the category allocations at any one time.

Market strategies focus on harvesting the risk premia from traditional asset markets which Aviva believes offer attractive long-term returns. Opportunistic strategies aim to profit from market mispricing that may exist due

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to market segmentation, central bank intervention or regulatory changes. Aviva believes opportunities can be created by market panics or beliefs driven by external events. For instance, a particular market or sector may become undervalued compared to others due to overreaction to a short-term event. Aviva aims to generate positive returns over the medium-term (in this case, three years), depending on a broadly positive market environment and irrespective of the business cycle.

In times of market stress, risk-reducing strategies can significantly add to the fund's returns, while retaining a neutral to positive return over a three-year horizon. Risk-reducing strategies would be expected to perform particularly strongly in a weaker broad market environment. Such strategies would act similar to a hedging strategy that does not incur additional costs to implement.

Absolute Return Equity Market Neutral Strategy—PCJ's investment objective is to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios. The strategy is a non-traditional investment product that seeks to generate absolute returns through security selection (primarily in Canadian and US stocks) while targeting low volatility and correlation to market movements. PCJ strives to achieve this objective primarily by investing in attractively valued securities with superior fundamentals such as valuations, growth profiles and profitability, while hedging by taking short positions in securities that present an inferior return profile as a way to minimize market risk. Securities in which the strategy may invest include cash, money market instruments, debt instruments, currencies and derivatives including, but not limited to, exchange traded futures contracts on equities, bonds and commodities.

Long/Short US Small Cap Equity Strategy—Kettle Hill employs a strategy that is characterized by a value orientation with an emphasis on identifying potential intermediate-term catalysts that will drive share price performance. The combination aims to create a differentiated strategy with roots in a value discipline with some elements of growth investing. The strategy is further enhanced by active portfolio management and trading.

The strategy seeks to identify companies undergoing material dynamic change not yet recognized by the market. Kettle Hill seeks to anticipate significant changes in earnings at companies by looking for long investments that are characterized by companies undergoing earnings growth with low valuations and potentially low downside risk. Potential short investments include companies in secular decline, with what Kettle Hill views as poor management teams, deteriorating fundamentals, and/or less diversified business models that face specific negative catalysts in the near- or mid-term.

The nature of an identified catalyst may be positive or negative and the corresponding opportunities long or short. The types of catalysts that drive meaningful changes in earnings include new products, new management, restructuring programs, recapitalizations, acquisitions, divestitures, spin-offs, initial public offerings, liquidity events, financings, large changes in the supply/demand balance and/or changes in the competitive structure of the applicable industry. Such events and conditions may lead to significant price movements which Kettle Hill seeks to capture. Given the specific nature of these changes or events, Kettle Hill believes that these price changes will sometimes be uncorrelated to small cap indices.

The strategy is meant to strike a balance between the return potential of the individual securities and the risks embedded in the marketplace, especially those associated with the small cap sector. Net exposure may vary substantially as a result of Kettle Hill's bottom up investment process and overall view of the market.

Relative Value Strategy—DLD seeks to combine fundamental research and statistical screens to build a portfolio of primarily shorter duration convertible securities, isolating affordable relative value in the convertible bond, high yield and listed options markets. DLD will target holdings of 20-40 positions within its sleeve of the fund at any given time. DLD's strategy seeks to identify opportunities in four main areas:

•  Put/carry trades that focus on deep in-the-money convertible securities with positive to neutral cash flow, and which create natural hedges for the portfolio.

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•  Catalyst/event trading where DLD looks to isolate opportunities through research and probability analysis.

•  Balanced trading that focuses on convertible securities with undervalued option and credit elements.

•  Volatility trading that focuses on short duration convertible securities that are actively trading underlying equity while remaining market neutral.

Merger Arbitrage Strategy—Magnetar uses a merger arbitrage strategy to seek to achieve absolute returns. Magnetar utilizes a rule-based approach to investing and will typically invest in equity securities (including in derivatives linked to the value of the equity securities) of companies that are targets of potential merger transactions by purchasing target company securities at a discount to the expected value of such securities upon completion of the transaction. Typically, in an announced cash-for-stock or stock-for-stock transaction, Magnetar will buy equity securities of the target company, and in the case of a stock-for- stock transaction, Magnetar will also sell short the equity securities of the acquiring company. In either case, Magnetar aims to realize the price differential if and when the transaction closes. Magnetar intends to invest in a portfolio of target company equity securities meeting certain criteria with the intention of systematically capturing risk arbitrage-specific premium, and considers various factors in making investment decisions, including ramp-up periods, subscriptions and redemptions, position entry and exit conditions, market appreciation or depreciation, and desired maximum position sizes. Magnetar expects to use leverage and a variety of hedging techniques including short selling.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Additional information about investment objectives

The investment objective of each fund is non-fundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about principal risks

The main risks of investing in the funds are described below. As indicated in the table below, not all of these risks are main risks of investing in each fund. The table below summarizes the main risks of investing in each fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments

Ranking	UBS Government Money Market Investments Fund	PACE Mortgage- Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
1	Credit risk	Mortgage- related securities risk	Interest rate risk	Credit risk	Municipal securities risk	Interest rate risk	High yield securities ("junk bonds") risk
2	Interest rate risk	Interest rate risk	Credit risk	Interest rate risk	Interest rate risk	Credit risk	Credit risk
3	US government securities risk	Credit risk	Mortgage- related securities risk	Mortgage- related securities risk	Credit risk	Foreign investing risk	Interest rate risk
4	Market risk	US government securities risk	US government securities risk	High yield securities ("junk bonds") risk	Related securities concentration risk	Foreign custody risk	Loan Investments risk
5	Liquidity risk	Prepayment risk	Prepayment risk	US government securities risk	US government securities risk	Mortgage- related securities risk	Valuation risk
6	Management risk	Arbitrage trading risk	Foreign investing risk	Prepayment risk	Liquidity risk	US government securities risk	Foreign investing risk
7		Short sales risk	High yield securities ("junk bonds") risk	Foreign investing risk	Market risk	High yield securities ("junk bonds") risk	Market risk
8		Portfolio turnover risk	Portfolio turnover risk	Portfolio turnover risk	Management risk	Prepayment risk	Liquidity risk
9		Market risk	Market risk	Market risk		Portfolio turnover risk	Leverage risk associated with financial instruments and practices
10		Liquidity risk	Liquidity risk	Liquidity risk		Market risk	Derivatives risk
11		Leverage risk associated with financial instruments and practices	Leverage risk associated with financial instruments and practices	Leverage risk associated with financial instruments and practices		Liquidity risk	Investment company risk

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Ranking	UBS Government Money Market Investments Fund	PACE Mortgage- Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
12		Management risk	Derivatives risk	Derivatives risk		Leverage risk associated with financial instruments and practices	Management risk
13			Swap agreement risk	Swap agreement risk		Derivatives risk
14			Management risk	Management risk		Management risk
15				Multi-manager risk

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments

Ranking	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
1	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk
2	Sector risk	Sector risk	Limited capitalization risk	Limited capitalization risk	Foreign investing risk	Foreign investing risk	Real estate industry risk	Sector risk
3	Foreign investing risk	Foreign investing risk	Sector risk	Sector risk	Foreign currency risk	Foreign currency risk	Real estate investment trust risk	Credit risk
4	Short sales risk	Market risk	Foreign investing risk	Market risk	Foreign custody risk	Foreign custody risk	Sector risk	Interest rate risk
5	Limited capitalization risk	Initial public offerings risk	Portfolio turnover risk	Foreign investing risk	Short sales risk	Geographic concentration risk	Foreign investing risk	Foreign investing risk
6	Market risk	Limited capitalization risk	Market risk	Model and data risk	Market risk	Limited capitalization risk	Foreign currency Risk	Foreign currency risk
7	Leverage risk associated with financial instruments and practices	Interest rate risk	Management risk	Management risk	Leverage risk associated with financial instruments and practices	High yield securities ("junk bonds") risk	Foreign custody risk	Limited capitalization risk
8	Initial public offerings risk	Credit risk	Multi- manager risk	Multi- manager risk	Credit risk	Market risk	Limited capitalization risk	High yield securities ("junk bonds") risk
9	Model and data risk	Management risk			Derivatives risk	Investment company risk	Leverage risk associated with financial instruments and practices	US government securities risk
10	Management risk	Multi-manager risk			Investment company risk	Model and data risk	Short sales risk	Short sales risk
11	Multi- manager risk				Model and data risk	Credit risk	Market risk	Valuation risk

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Ranking	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
12					Management risk	Interest rate risk	Liquidity risk	Structured Security risk
13					Multi- manager risk	Management risk	Initial public offerings risk	Aggressive investment risk
14						Multi- manager risk	Interest rate risk	Arbitrage trading risk
15							Management risk	Derivatives risk
16								Swap agreement risk
17								Portfolio turnover risk
18								Liquidity risk
19								Market risk
20								Leverage risk associated with financial instruments and practices
21								Investment company risk
22								Model and data risk
23								Multi- manager risk
24								Management risk

Aggressive investment risk. PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment advisor may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Arbitrage trading risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Credit risk. Credit risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment's value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even high quality investments are subject to some credit risk. However, credit risk is greater for lower quality investments than for investments that are higher quality. Bonds that are not investment grade, which are commonly known as "junk bonds," involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires. The credit quality of an issuer can change rapidly due to market developments and may affect the ability of UBS Government Money Market Investments Fund to maintain a $1.00 share price.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on

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which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. Certain derivative transactions may also have a leveraging effect on a fund. For example, a small investment in a derivative instrument may have a significant impact on a fund's exposure to interest rates, currency exchange rates or other investments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, a fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses involving some options, futures, and other derivatives may be substantial, and in some cases losses may exceed the amount the fund's initial investment. In addition, if a fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of a fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Equity risk. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest invest-

ment in a company. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

Foreign custody risk. A fund investing in foreign securities may hold such securities and cash with foreign banks, agents and securities depositories that are organized recently or new to the foreign custody business. In some countries, foreign banks, agents and securities depositories may be subject to less regulatory oversight. Further, the laws of certain countries may limit a fund's ability to recover its assets if a foreign bank, agent or securities depository enters into bankruptcy. Additionally, custody expenses often are more expensive outside the US, which may result in higher operating expenses for a fund. Investments in emerging markets may be subject to even greater custody risks and costs than investments in more developed markets.

Foreign investing risk; foreign currency risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers,

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comparable to US issuers. Governments in emerging market countries are often less stable and more likely to take extra legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issues.

Geographic concentration risk. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

High yield securities ("junk bonds") risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities are particularly sensitive to interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value accurately than higher rated fixed income securities of a similar maturity.

Initial public offerings risk. Certain funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPO"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Interest rate risk. The value of bonds generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Duration is a measure of a fund's exposure to interest rate risk. A longer duration means that changes in market interest rates will generally have a larger effect on the fund's market value.

Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

A fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and a fund's investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for a fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a fund's securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a fund because low or negative yields on a fund's portfolio holdings may have an adverse impact on a fund's ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or minimize the volatility of a fund's NAV per share.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may

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not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Investment company risk. Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks, including market risk and the risks arising from the investments made by the investment companies. Further, shares of other investment companies are subject to management fees and other expenses of those companies, and a fund indirectly will bear its proportionate share of the expenses of those companies. The purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Leverage risk-financial instruments and practices. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets, through the investment in certain financial instruments. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, and PACE Alternative Strategies Investments, which uses leverage by investing in certain financial instruments, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration. PACE Large Co Value Equity Investments and PACE International Equity Investments may achieve leverage in their portfolios by engaging in short sales and using the initial proceeds received to make additional investments. PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments and PACE Global Real Estate Securities Investments may achieve leverage in their portfolios by investing in derivatives.

Limited capitalization risk. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

Liquidity risk. The risk that investments cannot be readily sold at the desired time or price, and a fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Loan investments risk. In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, a fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may

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be relatively illiquid, which could adversely affect the value of these investments and a fund's ability to dispose of them.

Management risk. UBS AM's and/or a subadvisor's judgment about whether securities acquired by a fund will increase or decrease in value may prove to be incorrect. For example, UBS AM and/or a subadvisor can take long positions in securities with the expectation that they subsequently will outperform the market and short positions in securities with the expectation that they subsequently will underperform the market, but UBS AM's and/or the subadvisor's expectations may not be realized, resulting in underperformance of and/or losses to a fund.

Further, there is the risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor, while designed to enhance returns, may not produce the desired results. UBS AM and/or a subadvisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund. Also, in some cases, derivatives or other investments may be unavailable or UBS AM and/or a subadvisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to a fund.

Market risk. The risk that the market value of a fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact a fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Model and data risk: Subadvisors for PACE Large Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Emerging Markets Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Mortgage-related securities risk. Mortgage related securities are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed below. Conversely, in periods of rising interest rates, a fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such

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securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, including those structured as interest-only ("IOs") and principal-only ("POs"), can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. This can reduce the returns of a fund because the fund may have to reinvest that money at the lower prevailing interest rates. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Multi-manager risk. The investment styles and strategies of a fund's subadvisors may not complement each other as expected by the fund's manager. A fund's exposure to a particular stock, industry or technique could be greater or smaller than if the fund had a single advisor. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity and market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends.

Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays.

Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a relative lack of information about certain issuers of municipal securities.

Portfolio turnover risk. A fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate generally involves greater expenses to a fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

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Prepayment risk. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Real estate industry risk. PACE Global Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry. Investments in the real estate industry that include investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be higher if the securities are backed by subprime mortgages.

Real estate investment trust risk. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

Related securities concentration risk. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice. To the extent the fund's investment strategy leads to sizable allocations to the municipal securities of a particular state or territory, the fund may be more sensitive to any single economic, business, political, tax, regulatory, or other event that occurs in that state or territory, including changes in the credit ratings assigned to municipal issuers of such state or territory. As a result, there may be more fluctuation in the price of the fund's shares.

Sector risk. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

Short sales risk. There are certain unique risks associated with the use of short sales strategies. When selling

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a security short, a fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. A fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required a fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the sale security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when a fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that a fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. In addition, a fund may incur transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. Government actions also may affect a fund's ability to engage in short selling.

Structured security risk. A fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities market.

Swap agreement risk. A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and (in the case of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments) variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are entered into primarily by institutional investors for periods ranging from one day to more than a year. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US govern-

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ment and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the funds, which could have a material negative impact on the funds.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for investments in a fund's portfolio, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund may play a greater role in the valuation of the fund's investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.

Additional (non-principal) risks

China A-shares (PACE International Emerging Markets Equity Investments). The fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). China A-shares are traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, the "Stock Connect Program"), a mutual market access program designed to, among other things, enable foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong. The Stock Connect Program is subject to a number of restrictions imposed by Chinese securities regulations and listing rules. The Stock Connect Program continues to evolve and future developments may restrict or otherwise affect the fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to the Stock Connect Program may affect China A-share prices. These risks are heightened by the underdeveloped state of the PRC's investment and banking systems in general.

There are special risks associated with investments in China, including exposure to currency fluctuations, limited access to securities, potentially widespread trading halts on Chinese-listed issuers, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, and quota limitations. Additionally, developing countries, such as China, may subject the fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund. China is deemed by UBS AM to be a developing country, which means an investment in China has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in China to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China tend to be lower than such standards in more developed economies.

Chinese Bonds Traded Through Bond Connect (PACE Global Fixed Income Investments). The fund may invest in bonds issued by the Chinese government and certain other PRC-based entities traded on the China interbank bond market through the Bond Connect program (the "Bond Connect Program"). The Bond Connect Program is a mutual market access arrangement between Hong Kong and the PRC that, among other things, enables investors from outside the PRC to trade certain debt securities in the PRC's bond markets.

Investments made through the Bond Connect Program are subject to order, clearance and settlement procedures that are relatively untested and the Bond Connect Program is only available on days when markets in both

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the PRC and Hong Kong are open. Securities purchased through the Bond Connect Program will be held via a book entry omnibus account with the local clearinghouse and the fund's ownership interest in such securities will only be reflected on the books of its Hong Kong sub-custodians, exposing the fund to the risk of settlement delays, the risk of counterparty default of the Hong Kong sub-custodian and the risk that the fund may have a limited ability to enforce rights as a bondholder. Transactions through the Bond Connect Program are settled in Chinese Renminbi ("RMB") and investors must have timely access to a reliable supply of RMB in Hong Kong to effect such transactions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through the Bond Connect Program. Investments in securities made through the Bond Connect Program are generally subject to PRC law, securities regulations, listing rules, policies and other restrictions. Changes in such laws, regulations, rules or policies in relation to the Bond Connect Program or the PRC bond markets generally may restrict or otherwise affect the fund's investments or returns. The Bond Connect program is relatively new and may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the fund's investments or returns. The necessary trading, settlement and information technology systems for the Bond Connect Program are also relatively new and are continuing to evolve. These risks may be heightened by the underdeveloped state of the PRC's investment and banking systems in general.

There are special risks associated with investments in China, including exposure to currency fluctuations, limited access to securities, potentially widespread trading halts on Chinese-listed issuers, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. Certain securities issued by companies located or operating in China are subject to trading restrictions, and quota limitations. Additionally, developing countries, such as China, may subject the fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable

Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund. China is deemed by UBS AM to be a developing country, which means an investment in China has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in China to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China tend to be lower than such standards in more developed economies.

LIBOR replacement risk. Certain variable- and floating-rate debt securities that a fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate ("LIBOR"). In 2017, the United Kingdom's Financial Conduct Authority ("FCA") announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a fund invests cannot yet be determined. Any pricing adjustments to a fund's investments resulting from a substitute reference rate may also adversely affect the fund's performance and/or net asset value. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its invest-

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ment to cover the fee or rebate that it has agreed to pay the borrower. PACE Large Co Value Equity Investments and PACE International Equity Investments may also use the cash collateral they receive from their securities lending activity to finance their short selling activity, subjecting these funds to the risk that the counterparty holding this cash collateral may fail to return it promptly (e.g., in the event of a bankruptcy). Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds' lending agent.

Additional information about investment strategies

Cash reserves; defensive positions. UBS Government Money Market Investments Fund invests exclusively in money market instruments. However, during adverse market conditions or when UBS AM believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

Each of the other funds may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes during adverse market conditions or when the investment advisor believes that suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the US) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new subadvisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

•  During adverse market conditions or when the investment advisor believes that there is an insufficient supply of municipal securities in which PACE Municipal Fixed Income Investments primarily invests, PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

•  PACE Global Fixed Income Investments may invest in securities of only one country, including the US.

•  PACE International Equity Investments may invest without limit in bonds that are traded in the US and in foreign markets.

Portfolio turnover. Each fund (other than UBS Government Money Market Investments Fund) may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

Name-linked investment policies. As noted above, most funds have an investment policy of investing at

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least 80% of their net assets in the type of investment suggested by their names; in most cases, this policy may be changed by the fund's board without shareholder approval. However, these funds have also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to their 80% investment policy. PACE Municipal Fixed Income

Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so.

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Managing your fund account

Buying Shares

The following classes of investors are eligible to purchase Class P shares of the funds:

•  Participants in the PACESM Select Advisors Program who have a managed account maintained with UBS Financial Services Inc.

•  Investors who are clients of a fee-based advisory program with a financial intermediary that has entered into a sales agreement with UBS Asset Management (US) Inc. ("UBS AM (US)"), including those programs sponsored by UBS AM or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise by UBS AM (US).

•  Investors transacting in Class P shares available on brokerage platforms of firms acting solely as agent for their customers and that have agreements with the funds' distributor to offer such shares. An investor transacting on these platforms may be required to pay a commission and/or other forms of compensation to the broker. UBS AM (US) may reduce or waive, by agreement or otherwise, any minimum investment amount applicable to investors transacting in Class P shares on these platforms.

•  Banks, registered investment advisors and other financial institutions purchasing Class P shares of the funds for their clients as part of an advisory program; and

•  Merrill Lynch brokerage account holders who hold Class A shares of the funds and Merrill Lynch customers transferring external accounts to Merrill Lynch who hold Class A shares of the funds may exchange those Class A shares for Class P shares of the same fund to be held in a Merrill Advisory Program. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges. The Trust, UBS Financial Services Inc., UBS AM US and/or a shareholder's financial intermediary, as applicable, reserve the right to reject a purchase order or suspend the offering of fund shares.

In addition, Class A shares of a fund held through a financial intermediary may be converted into Class P shares of the same fund at net asset value per share (the "Conversion"). Class A shares may only be converted to Class P shares if the conversion is made to facilitate the shareholder's participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the fund's transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in the Class P shares. Financial intermediaries may only convert a shareholder's Class A shares into Class P shares if the Class A shares are no longer subject to a contingent deferred sales charge ("CDSC") or the financial intermediary has agreed to reimburse UBS AM (US) a portion of the CDSC otherwise payable on those shares. The timing and implementation of the Conversion are at the discretion of the shareholder's financial intermediary. Please contact your financial intermediary for more information about a Conversions of shares within your account.

A shareholder that no longer participates in a fee based advisory program may not buy any additional Class P shares (except through dividend reinvestments), unless the shareholder's financial intermediary has an agreement with the funds' distributor to offer Class P shares on its brokerage platform. Additionally, shareholders no longer participating in a fee based advisory program may be required by the shareholder's financial intermediary to convert the existing Class P shares to Class A shares of the fund.

Shareholders converting from Class A shares into Class P shares of the fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Please contact your investment professional for further information.

Additional compensation to affiliated broker-dealer

UBS AM (US) may pay its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

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•  Annual rate of 0.05% (5 basis points) of the value of the net assets invested in each fund (except UBS Government Money Market Investments Fund) to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain type of accounts or wrap fee advisory programs).

UBS Financial Services Inc. charges a minimum of $75,000 per calendar year with respect to the funds (except UBS Government Money Market Investments Fund) and certain other investment companies managed by UBS AM for distribution, marketing support and other services.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

The PACESM Select Advisors Program (Applicable to PACE Program Participants Only)

The PACESM Select Advisors Program is an investment advisory service pursuant to which UBS Financial Services Inc. provides you with personalized investment allocation recommendations. UBS Financial Services Inc. does not have any investment discretion over your PACE Select Advisors Program account. You will make all the investment decisions.

Under the PACE Select Advisors Program, your Financial Advisor assists you in:

•  identifying your financial characteristics, including your risk tolerance and investment objectives; and

•  completing an Investor Profile Questionnaire, which you may update from time to time with your Financial Advisor's assistance.

UBS Financial Services Inc. uses an investment profile evaluation and asset allocation methodology to translate this information into a suggested allocation of your assets among different funds. Your Financial Advisor presents the recommended allocation to you initially. Your Financial Advisor also may, if you so request, review with you the monthly account statements and other information, such as quarterly performance data.

If you are a participant in the PACESM Select Advisors Program, you may not place an order until you have completed the Investor Profile Questionnaire, reviewed the resulting analysis, made the asset allocation decision and executed the necessary PACE Select Advisors Program documentation. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc.'s headquarters.

Your Financial Advisor also monitors any changes in your financial characteristics that you identify through a revised Investor Profile Questionnaire and communicates these changes to UBS Financial Services Inc. for reevaluation of your investment profile.

The minimum initial aggregate investment in the Trust is $10,000 for participants in the PACESM Select Advisors Program. Any subsequent investment in the funds must be at least $500. The Trust may vary these minimums.

Investors who no longer participate in the PACESM Select Advisors Program but continue to hold Class P shares will not be entitled to any of the services described in this section.

PACE Program Fee (Applicable to PACE Program Participants Only)

For the services provided to you under the PACE Select Advisors Program, you will pay UBS Financial Services Inc. a quarterly Program Fee at an annual rate of up to 2.50% of the value of the shares of the funds held in your account under the PACE Select Advisors Program. This quarterly fee is generally charged to your UBS Financial Services Inc. account. The Program Fee may be reduced for:

•  certain Individual Retirement Accounts,

•  retirement plans for self-employed individuals and

•  employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974.

For these participants, UBS Financial Services Inc. may provide different services than those described above and may charge different fees. These participants also may make arrangements to pay the quarterly fee separately. In addition, Trustees of the Trust, employees of UBS AM and UBS Financial Services Inc. and their family members who maintain an "employee-related" account

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at UBS Financial Services Inc., and trustees or directors of other UBS AM mutual funds may participate in the PACE Select Advisors Program at a reduced fee or for no fee.

Program Fees also may be subject to negotiation and may differ based upon the type of account, the size of the account, the amount of PACE Select Advisors Program assets in the account and the number or range of supplementary advisory services to be provided by Financial Advisors, among other factors.

Financial Advisors receive a portion of the PACE Select Advisors Program Fee for the services they provide to participants.

Investors who are fiduciaries for a retirement or employee benefit plan should consider, in a prudent manner, the relationship of the fees to be paid by the plan and the level of services to be provided by UBS Financial Services Inc.

As a PACE Select Advisors Program participant, you may incur greater total fees and expenses than investors purchasing shares of this or similar investment companies without the benefit of these professional asset allocation recommendations.

If you are no longer a participant in the PACESM Select Advisors Program but continue to hold Class P shares of the funds, you will not be subject to the Program Fee.

Selling shares

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities to the extent permitted by law. If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. Securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the funds' transfer agent. In addition, if you are no longer a participant in the PACESM Select Advisors Program, you may contact your financial intermediary or the transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

•  Your name and address;

•  The fund's name;

•  Your account number;

•  The dollar amount or number of shares you want to sell; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Trust and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

Each fund (except UBS Government Money Market Investments Fund) typically expects to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however a fund may take up to 7 days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by a fund, the fund typically expects to pay sales proceeds by wire, ACH, or mailing a check to redeeming shareholders within 1 business day following receipt of the shareholder redemption order; however, a fund may take up to 7 days to pay sale proceeds.

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With respect to UBS Government Money Market Investments Fund, your sale proceeds will be paid in federal funds ordinarily within the first business day after UBS Financial Services Inc. receives the order. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day.

It costs the Trust money to maintain shareholder accounts. Therefore, the Trust reserves the right to repurchase all fund shares in any PACE Select Advisors Program account that has a net asset value of less than $7,500. If the Trust elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum in effect at the time the PACE Select Advisors Program account was originally opened or more within 30 days. This notice may appear on your account statement.

Typically, redemptions of fund shares will be made by the funds wiring cash payments or deposit into your account. Each fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. On a less regular basis, a fund (except UBS Government Money Market Investments Fund) may also draw on a bank line of credit to meet redemption requests. Although not routinely used by the funds, the funds reserve the right to pay proceeds "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund's operations or in particularly stressed market conditions. In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Additional information is available in the SAI.

Termination of participation in the PACESM Select Advisors Program (Applicable to PACE Program Participants Only). Class P shares of the funds are available for purchase to participants in the PACESM Select Advisors Program. In the event your participation in the PACESM Select Advisors Program is terminated, and you retain your Class P shares of the funds (except UBS Government Money Market Investments Fund) at UBS Financial Services Inc., you may not buy any additional Class P shares through the PACESM Select Advisors Program except through dividend reinvestments and you will no longer be entitled to any of the services offered under the Program. If you hold Class P shares of UBS Government Money Market Investments Fund, your termination of participation in PACESM Select Advisors Program (other than, in the case of an investor who is a natural person, termination in the Program as a result of that person's death) will result in automatic redemption of the Class P shares of UBS Government Money Market Investments Fund. This automatic redemption may have tax consequences to you that you should carefully consider before investing in Class P shares. For further information on automatic redemption, please refer to the PACE Program Agreement.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a fund in connection with your purchase of fund shares. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment. UBS Government Money Market Investments Fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, UBS Government Money Market Investments Fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE

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is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; or (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Each fund other than UBS Government Money Market Investments Fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

UBS Government Money Market Investments Fund. Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS AM also believes that money market funds, such as the fund, are not targets of abusive trading practices. For these reasons, the board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds' prospectuses.

All funds except UBS Government Money Market Investments Fund. The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.

In addition, the nature of a fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the fund's portfolio holdings and the reflection of that change in the fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the fund calculates its net asset value. A fund also may be subject to arbitrage market timing because the fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the funds' fair

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value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS AM determines to be a market timer. UBS AM maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM will consider the potential harm of the trading or exchange activity to a fund or its shareholders. If UBS AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM will attempt to prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.

Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM detects an unusual pattern of trading activity, UBS AM will notify the Financial Intermediary of the omnibus account and will generally request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary is unable to identify and block the customer or participant, UBS AM will generally require the Financial Intermediary to block the particular account or plan from further purchases of fund shares or instruct the funds' transfer agent to block all purchases and exchange purchase orders from the Financial Intermediary.

While each fund will encourage Financial Intermediaries to apply the fund's market timing policies to its customers or participants who invest in the fund through an omnibus account, each fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers of Financial Intermediaries. For example, although UBS AM reviews the trading activity of omnibus accounts, UBS AM may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.

Exchanging shares

You may exchange Class P shares of the funds, as applicable, for shares of the same class of most other Family Funds ("Family Funds" include the PACE Select funds, the UBS Funds, and other funds for which UBS AM (US) serves as principal underwriter) which currently offer them.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility

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requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the funds' transfer agent, you may exchange your shares as explained below.

Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

A fund may modify or terminate the exchange privilege at any time.

Pricing and valuation

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund generally calculates its net asset value on days that the NYSE is open. A fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. To the extent that a fund's assets are traded in other markets on days when the NYSE is not open, the value of a fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee the responsibility for making fair value determinations with respect to the funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

A fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to a fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

UBS Government Money Market Investments Fund. Although UBS Government Money Market Investments Fund seeks to maintain a $1.00 net asset value per share, this value is not guaranteed. UBS Government Money Market Investments Fund values its

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securities at their amortized cost, unless the fund's board (or its delegate) determines that this does not represent fair value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

All funds except UBS Government Money Market Investments Fund. Each other fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

Each fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those events. This policy is intended to assure that each fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment manager of the funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that

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a fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, a fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the funds do not calculate their net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

Management

Manager and subadvisors

UBS Asset Management (Americas) Inc. ("UBS AM") is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, New York, 10019-6028. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG ("UBS"). As of September 30, 2020, UBS AM had approximately $226 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $980 billion in assets under management worldwide as of September 30, 2020. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

UBS AM is each fund's manager and primary provider of investment advisory services. The funds operate under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of PACE Select Advisors Trust ("Trust"), to select subadvisors and recommend their hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval.

UBS AM has the ultimate authority, subject to oversight of the Trust's board, to oversee those subadvisors and continuously supervises and monitors the performance of each subadvisor on a quantitative and qualitative basis. UBS AM develops the funds' overall investment strategies and performs due diligence on each subadvisor. UBS AM regularly evaluates each subadvisor's investment strategy and investment performance as well as the consistency of the subadvisor's investment approach, and implements procedures designed to ensure the subadvisor's compliance, with the applicable fund's investment objective and restrictions. In evaluating each investment advisor, UBS AM reviews a number of factors, including, but not limited to, the subadvisor's past investment performance during various market conditions, continued ability to meet the applicable fund's investment objective, investment management philosophy and processes employed, experience and qualifications of key personnel, financial condition and stability, the correlation of the subadvisor's investment approach with those of other subadvisors of the applicable fund and the structure of the fund's overall portfolio.

UBS AM also provides investment advisory services to UBS Government Money Market Investments Fund. UBS AM also directly provides investment advisory services to a portion of PACE Alternative Strategies Investments' assets.

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UBS AM may adjust allocations among multiple subadvisors of a fund within certain risk limits reviewed and approved by the board.

Management and administration fees

UBS AM is the administrator of the funds. Each fund pays fees to UBS AM for management and administrative services. The annual contract rate for management services varies from 0.15% to 1.30% of a fund's average daily net assets. The annual contract rate for administrative services is 0.10% of each fund's average daily net assets. The following table shows the combined annual fee rate for management and administrative services for each fund:

	Combined management and administrative services fee
	Assets under management	Fee
UBS Government Money Market Investments Fund		0.250%
PACE Mortgage-Backed Securities Fixed Income Investments	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion	0.525
PACE Intermediate Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Strategic Fixed Income Investments	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion up to $1.25 billion	0.525
	Above $1.25 billion	0.500
PACE Municipal Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Global Fixed Income Investments	$0 – $500 million	0.750%
	Above $500 million up to $1 billion	0.725
	Above $1 billion	0.700
PACE High Yield Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Large Co Value Equity Investments	$0 – $250 million	0.800%
	Above $250 million up to $500 million	0.770
	Above $500 million up to $1 billion	0.730
	Above $1 billion	0.700
PACE Large Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.775
	Above $1 billion up to $1.5 billion	0.750
	Above $1.5 billion up to $2 billion	0.725
	Above $2 billion	0.700
PACE Small/Medium Co Value Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775

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	Combined management and administrative services fee
	Assets under management	Fee
PACE Small/Medium Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE International Equity Investments	$0 – $500 million	0.900%
	Above $500 million up to $1 billion	0.875
	Above $1 billion up to $1.5 billion	0.850
	Above $1.5 billion up to $2 billion	0.825
	Above $2 billion	0.800
PACE International Emerging Markets Equity Investments	$0 – $500 million	1.100%
	Above $500 million up to $1 billion	1.075
	Above $1 billion up to $1.5 billion	1.050
	Above $1.5 billion up to $2 billion	1.025
	Above $2 billion	1.000
PACE Global Real Estate Securities Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Alternative Strategies Investments	$0 – $500 million	1.400%
	Above $500 million up to $1 billion	1.350
	Above $1 billion up to $1.5 billion	1.300
	Above $1.5 billion up to $2 billion	1.275
	Above $2 billion	1.250

During the fiscal year ended July 31, 2020, the funds paid UBS AM at the effective rates shown below. In some cases, UBS AM waived all or a portion of its fees, or the funds were repaying UBS AM for previously reimbursed expenses pursuant to fee waiver/expense reimbursement agreements:

UBS Government Money Market Investments Fund	0.13%
PACE Mortgage-Backed Securities Fixed Income Investments	0.41
PACE Intermediate Fixed Income Investments	0.36
PACE Strategic Fixed Income Investments	0.51
PACE Municipal Fixed Income Investments	0.44
PACE Global Fixed Income Investments	0.51
PACE High Yield Investments	0.61
PACE Large Co Value Equity Investments	0.75
PACE Large Co Growth Equity Investments	0.75
PACE Small/Medium Co Value Equity Investments	0.75
PACE Small/Medium Co Growth Equity Investments	0.79
PACE International Equity Investments	0.89
PACE International Emerging Markets Equity Investments	0.99
PACE Global Real Estate Securities Investments	0.41
PACE Alternative Strategies Investments	1.21

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A discussion regarding the basis for the board's approval of each fund's investment management/advisory agreements prior to July 31, 2020 is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2020. Also, a discussion regarding the basis for the board's approval of investment management/advisory agreements occurring after July 31, 2020, but prior to January 31, 2021, will be available in the funds' semi-annual report to shareholders for the fiscal period ended January 31, 2021.

Subadvisors and portfolio managers

Certain information concerning each fund's subadvisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The SAI provides information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.

UBS Government Money Market Investments Fund. UBS Asset Management (Americas) Inc. ("UBS AM") provides all investment advisory services for this fund. Robert Sabatino, an executive director of UBS AM in the short duration fixed income group, is primarily responsible for the fund's day-to-day portfolio management.

All Funds (except UBS Government Money Market Investments Fund). UBS AM utilizes a team approach in managing each fund. Mabel Lung, Gina Toth, Fred Lee, Joseph Sciortino and Steve Bienashski are jointly and primarily responsible for the day-to-day management of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments. Mabel Lung, Fred Lee, Gina Toth, Ned Sienko, Vincent Russo and Mayoor Joshi are jointly and primarily responsible for the day-to-day management of PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Global Real Estate Securities Investments. Mabel Lung, Gina Toth, Fred Lee and Russell Sinder are jointly and primarily responsible for the day-to-day management of PACE Alternative Strategies Investments. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Mabel Lung is a portfolio manager of UBS AM's multi-asset and multi-component portfolios and has been an integral member of the team since 2000 when UBS AM launched the UBS Multi-Asset Managed Accounts Program. Recognizing the importance of after-tax investment results to US private clients, Ms. Lung led her team to launch personalized tax management in 2011 as a tax overlay investment service to multi-asset portfolios. Ms. Lung has significant experience in manager selection, overseeing $30 billion of assets for institutional and private clients globally through open architecture of best-in-class managers in liquid strategies, combined with a keen focus on risk-aware and holistic portfolio construction. Ms. Lung joined a predecessor business to UBS in 1984 and specifically joined the asset management division in 1995. Prior to this, Ms. Lung was a corporate finance analyst at an investment banking firm.

Fred Lee is Head of Portfolio Construction & Quantitative Research on UBS AM's Multi-Manager Solutions ("MMS") team, a role he has held since 2011. In this role, Mr. Lee oversees the portfolio construction process in determining the specific allocations to individual subadvisors. Mr. Lee specifically the MMS team in 2009 and joined UBS AM in 2006 as a Risk Analyst, where he provided risk assessment and monitoring for all client portfolios using industry standard and proprietary systems. He also worked on the continuous improvement of UBS AM's proprietary risk models. Prior to joining UBS AM, Mr. Lee worked as a consultant at MSCI Barra providing advice to large investment managers across Europe on the interpretation and use of risk models and analytics. Mr. Lee is a qualified Financial Risk Manager and a Regular Member of the CFA Society of the UK.

Gina Toth is a Senior Investment Officer within the MMS team. Ms. Toth is part of the team responsible for sub-advisor due diligence and selection, portfolio construction, risk management, investment oversight, and performance of multi-asset strategies. These investment strategies include both internal and external capabilities. Ms. Toth joined UBS AM in March 2013. Previously, she

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worked at AllianceBernstein as a Senior Portfolio Manager in New York and Sydney, specializing in multi-asset portfolios, asset allocation and custom solutions for the institutional, high-net worth and retail channels, encompassing both traditional and non-traditional asset classes. Previously, Ms. Toth also spent 14 years in New York and London as a fixed income portfolio manager for US and global portfolios.

Vincent Russo is a Research Analyst for the MMS team and joined the team in late 2012. He is responsible for the evaluation and ongoing oversight of equity investment capabilities used in various asset management portfolios. This includes the PACE Select Advisors Trust mutual funds with close to $10 billion of externally sub-advised assets by more than 20 unaffiliated subadvisors, as well as monitoring of internal UBS AM strategies. Mr. Russo's duties also include due diligence of external managers, evaluating the investment processes, performance, and risk management of fundamental equity managers, and researching and analyzing their alpha generation ability. Mr. Russo joined UBS AM in 2007 as an analyst in Private Wealth Solutions, part of the Global Investment Solutions team. In that role, he conducted ETF due diligence and selection for multiple asset classes within equity, fixed income and alternatives. In addition, Mr. Russo was responsible for portfolio overlay and implementation within private client multi-asset portfolios. Prior to this position, Mr. Russo was lead Trade Coordinator at Deutsche Bank, an Associate Portfolio Manager at Alliance Bernstein and a Financial Analyst at MetLife.

Mayoor Joshi is an Investment Officer for the MMS team. Mr. Joshi is primarily responsible for fundamental equity investment capabilities. His duties include sub-advisor due diligence and selection, investment and performance oversight, risk management, and portfolio construction for multi-managed equity portfolios. Prior to joining UBS AM in 2014, Mr. Joshi worked as a Managing Director at Rocaton Investment Advisors, an institutional investment consulting firm focused on manager research (from 2006 to 2014). Mr. Joshi's responsibilities included due diligence on equity managers across regions and styles, as well as communication of views with clients and internal constituents. Prior to that role, Mr. Joshi worked at The Vanguard Group (from 2000 to 2004). Mr. Joshi has over 16 years of industry experience.

Ned Sienko is the Head of Equity Investments for the MMS team and UBS Hedge Fund Solutions ("HFS"). Mr. Sienko is primarily responsible for manager research as well as portfolio management of certain client portfolios. Previously, he was responsible for the oversight of the Portfolio Management and Due Diligence team of the Alternative Investment Group within UBS Wealth Management Americas, serving as a Portfolio Manager since July 1995, and as the Head of the Alternative Investment Group's portfolio management group since 1998. Prior to joining UBS in 1995, Mr. Sienko worked at Kidder, Peabody & Co., Inc. where his responsibilities included finance, product origination and due diligence (from 1984 to 1994). Mr. Sienko has over 35 years of investment industry experience.

Joseph Sciortino is the Head of Credit Investments for the MMS team and HFS. Mr. Sciortino is primarily responsible for manager research in structured products and private credit and is involved in corporate credit strategies. He is a member of the portfolio management team and is actively involved in a variety of client-facing functions. Prior to joining UBS in 2006, Mr. Sciortino was a Senior Investment Analyst at Lake Partners, Inc., a multi-billion dollar consultant specializing in alternative investments, where he was responsible for manager research, portfolio management and directing the junior research analysts (from 2000 to 2006). Mr. Sciortino has over 20 years of investment industry experience.

Steve Bienashski, CFA, is an Investment Officer for the MMS team and HFS. Mr. Bienashski is primarily responsible for manager research in corporate credit, structured credit, and private credit. Prior to joining UBS in 2017, he was a Senior Investment Analyst and Portfolio Manager at International Asset Management (IAM), a multi-billion dollar alternative asset manager that specializes in hedge fund allocations, where he was responsible for sourcing manager allocations, managing client portfolios, and leading credit research for the firm (from 2010 to 2017). Mr. Bienashski started his career as a Credit Underwriter at Regions Financials Corporation and specialized in non-performing CRE loans (from 2009 to 2010). Mr. Bienashski has over ten years of investment industry experience.

Russell Sinder, CFA, is a Senior Investment Officer for the MMS team and HFS. Mr. Sinder is primarily responsible for manager research. He joined the predecessor business to UBS AM in 1998 as an Investment Analyst in

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its Alternative Investment Group, which was a division of Wealth Management Americas until it was transferred to A&Q in October 2010. Prior to joining UBS AM, Mr. Sinder worked at Ivy Asset Management, where he was a Research Analyst covering a variety of hedge fund strategies (1995-1998). Mr. Sinder has over 24 years of investment industry experience.

PACE Mortgage-Backed Securities Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") serves as subadvisor for PACE Mortgage-Backed Securities Fixed Income Investments. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. On September 30, 2020, PIMCO had approximately $2.02 trillion in assets, including $1.55 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

Daniel Hyman and Michael Cudzil are jointly and primarily responsible for the day-to-day management of the fund. Mr. Hyman is a managing director and head of the agency mortgage portfolio management team in the Newport Beach office. He is the lead portfolio manager on PIMCO's Ginnie Mae and Mortgage Opportunities Strategies. Mr. Hyman and team have been recognized by Lipper for their long-term performance on both of these flagship mortgage strategies. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse, where he traded agency pass-throughs. He has 18 years of investment experience.

Michael Cudzil is a managing director in the Newport Beach office, a senior member of the liability-driven investment portfolio management team and a generalist portfolio manager. He has served as chair of the Americas Portfolio Committee, as a rotating member on the PIMCO Investment Committee and as co-head of the agency MBS portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trading position at Salomon Brothers. He has 24 years of investment experience.

PACE Intermediate Fixed Income Investments. BlackRock Financial Management, Inc. ("BlackRock Financial") serves as subadvisor for PACE Intermediate Fixed Income Investments. BlackRock Financial is located at 55 East 52nd Street, New York, New York 10055. BlackRock Financial is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the US. BlackRock Inc. was formed in 1988 and, as of September 30, 2020, had $7.81 trillion in assets under management. BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock"), Exchange Place, One, 1 Semple St, Edinburgh EH3 8BL, serves as the fund's sub-sub-advisor.

BlackRock uses a team approach in the management of the fund. Akiva Dickstein and Harrison Segall have been jointly responsible for the day-to-day management of PACE Intermediate Fixed Income Investments since March 2014 and June 2016, respectively. BlackRock's Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock's risk management analytics to regularly evaluate the composition of the fund. Portfolio teams are responsible for setting the top-down asset allocation framework for portfolio construction and investment teams are responsible for bottom-up idea generation, including research, analysis, and security selection. The Fundamental Fixed Income Team consists of over 200 members within the portfolio teams and investment teams, as well as over 60 credit research analysts and substantial quantitative research analysts.

Akiva Dickstein, Managing Director, is head of customized multi-sector portfolios and co-head of global inflation linked portfolios within BlackRock's Global Fixed Income group, and a member of the Global Fixed Income executive team. He is also a portfolio manager of BlackRock's Core Bond Fund. Prior to taking on his current responsibilities, Mr. Dickstein was the lead portfolio manager on BlackRock's mortgage portfolios. Before joining BlackRock in 2009, Mr. Dickstein spent eight years at Merrill Lynch, where he served as Managing Director and head of the U.S. Rates & Structured Credit Research Group.

Harrison Segall, Director, is a portfolio manager on the Core Portfolio Management team within BlackRock's Global Fixed Income group. He is responsible for alpha strategies, portfolio construction, and asset allocation for customized core and global inflation linked portfolios. Prior to joining the Portfolio Management Group in 2011, Mr. Segall was a member of BlackRock Solution's

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Portfolio Analytics Group, where he began his career as an analyst in 2008.

PACE Strategic Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") serve as subadvisors for the fund.

PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. On September 30, 2020, PIMCO had approximately $2.02 trillion in assets, including $1.55 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

Scott Mather is CIO U.S. Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Mr. Mather also oversees ESG portfolio integration in the U.S. Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 26 years of investment experience.

Neuberger Berman is located at 1290 Avenue of the Americas New York, New York 10104. Neuberger Berman is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC ("NBG"). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG's voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by Neuberger Berman employees. As of September 30, 2020, NB Group and its affiliates managed approximately $374 billion in assets.

Thanos Bardas, David M. Brown and Bradley C. Tank have been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2015. Ashok Bhatia has been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2017. Adam Grotzinger has been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2019.

Thanos Bardas, Managing Director, joined the firm in 1998. Mr. Bardas is the head of global rates and serves as a senior portfolio manager on global investment grade and multi-sector fixed income strategies. He sits on the firm's asset allocation committee and fixed income's investment strategy committee, and is a member of the fixed income multi-sector group. Mr. Bardas also leads the global rates team in determining rates exposure across various portfolio strategies and oversees both inflation and LDI investments.

David M. Brown, CFA, Managing Director, rejoined the firm in 2003. Mr. Brown is co-head of global investment grade and acts as senior portfolio manager on both global investment grade and multi-sector fixed income strategies. He is a member of the fixed income investment strategy committee and the fixed income multi-sector group. Mr. Brown also leads the investment grade credit team in determining credit exposures across both global investment grade and multi-sector fixed income strategies.

Adam Grotzinger, CFA, Managing Director, joined the firm in 2015. Mr. Grotzinger is a senior fixed income portfolio manager based in Chicago. Prior to joining Neuberger Berman, Mr. Grotzinger worked in the fixed income teams at Franklin Templeton in Singapore, London and California. He is a Chartered Financial Analyst (CFA) Charterholder and member of the Chicago CFA society.

Brad C. Tank, Managing Director, joined the firm in 2002 and is the Chief Investment Officer and global head of fixed income. He is a member of Neuberger Berman's operating, investment risk, asset allocation committees and fixed income's investment strategy committee, and leads the fixed income multi-sector group. From inception in 2008 through 2015, Mr. Tank was also Chief Investment Officer of Neuberger Berman's multi-asset class investment business and remains an important member of that team along with the firm's other CIOs. From 1990 to 2002, Mr. Tank was director of fixed income for Strong Capital Management in Wisconsin. He

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was also a member of the office of the CEO and headed institutional and intermediary distribution.

Ashok K. Bhatia, CFA, Managing Director, joined the firm in 2017. Mr. Bhatia is a senior portfolio manager in the fixed income multi-sector group and is a member of the multi-asset class portfolio management team, the fixed income investment strategy committee and the firm's asset allocation committee. Previously, Mr. Bhatia has held senior investment and leadership positions in several asset management firms and hedge funds, including Wells Fargo Asset Management, Balyasny Asset Management, and Stark Investments. Mr. Bhatia has had investment responsibilities across global fixed income and currency markets. Mr. Bhatia began his career in 1993 as an investment analyst at Morgan Stanley.

PACE Municipal Fixed Income Investments. Mellon Investments Corporation ("Mellon Investments") serves as subadvisor for PACE Municipal Fixed Income Investments. Mellon Investments is located at BNY Mellon Center, 201 Washington St., Boston, Massachusetts 02108. Mellon Investments assumed management of the fund on August 1, 2001. Mellon Investments predecessor was founded in 1933 and, as of September 30, 2020, Mellon Investments had approximately $557.7 billion in assets under management.

Daniel Marques is a senior portfolio manager for US Municipal Bond strategies. He is responsible for managing US Municipal Bond portfolios for institutional, high net worth and mutual fund clients. Mr. Marques is also a leader of sustainability/ESG integration for US municipal bond portfolios and a lead portfolio manager for the US Municipal Impact strategy. Mr. Marques continues to be responsible for municipal market analysis and attribution. Mr. Marques joined the company in 2000 from Citizens Bank where he worked as an investment research manager. Mr. Marques holds the CFA® designation and has 23 years of investment experience.

Daniel Rabasco is Managing Director, head of municipal bonds, overseeing and guiding the investment management process for the firm's tax-exempt strategies. Previously, he was the head of trading for tax-exempt bonds, responsible for managing the municipal bond trading desk. Before joining the firm, Mr. Rabasco directed the municipal bond group at Fleet where he was responsible for managing mutual fund, common trust fund and high net worth client assets. Previously, he was a portfolio manager at Evergreen Investments, where he managed national and state-specific mutual funds. His other responsibilities included hospital and high yield credit analysis. Mr. Rabasco began his career as a municipal analyst at Liberty Insurance Company. Mr. Rabasco has been in the investment industry since 1987. Mr. Rabasco has served as a member of the Municipal Securities Rulemaking Board's Investor Advisory Group (2004-2008). He holds the CFA® designation and is a member of the CFA Institute. Mr. Rabasco has 33 years of investment experience.

PACE Global Fixed Income Investments. J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the subadvisor for the fund. J.P. Morgan is located at 383 Madison Avenue, New York, New York 10179 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2020, J.P. Morgan and its affiliates had approximately $2.2 trillion in assets under management.

Iain Stealey, Managing Director, is the International Chief Investment Officer. An employee since 2002 and based in London, Mr. Stealey is a portfolio manager focusing on multi-sector bond strategies for both segregated clients and pooled funds. Within the global aggregate team, Mr. Stealey was previously responsible for the portfolio management of enhanced cash and short duration portfolios. Mr. Stealey is a CFA charterholder and holds the Investment Management Certificate from the UK Society of Investment Professionals.

Linda Raggi, Executive Director, is a member of the global fixed income, currency & commodities (GFICC) group. Based in London, Ms. Raggi is a portfolio manager focusing on global aggregate, multi-sector bond strategies for both segregated clients and pooled funds. An employee since 2008, Ms. Raggi previously worked as a fixed income client portfolio manager. Ms. Raggi holds a Series 3 license and the Investment Management Certificate from the UK Society of Investment Professionals and is a CFA charterholder.

Myles Bradshaw, Managing Director, is the Head of Global Aggregate Strategies within the global fixed

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income, currency and commodities (GFICC) group. An employee since 2019 and based in London, he is a portfolio manager focusing on multi-sector bond strategies for both segregated and pooled funds. He has 25 years of experience managing interest rate, credit, securitized, volatility and foreign exchange rate risks in global portfolios. Mr. Bradshaw joins from Amundi, where he was head of the global aggregate fixed income team. Before joining Amundi, Mr. Bradshaw spent 8 years as a portfolio manager at PIMCO, where he led the firm's Eurozone sovereign and macro strategy, and sat on the regional European investment committee. He also worked at Threadneedle Investment Managers, managing global and sterling portfolios. Mr. Bradshaw started his career in 1996 as an economist at HM Treasury in London, before moving into asset management with M&G Investments.

PACE High Yield Investments. Nomura Corporate Research and Asset Management Inc. ("NCRAM"), Worldwide Plaza, 309 West 49th Street, New York, New York 10019, serves as the fund's subadvisor. As of September 30, 2020, NCRAM had approximately $27.8 billion in assets under management. NCRAM provides investment advisory services to institutional clients and collective investment vehicles. Nomura Asset Management Singapore Limited ("NAM Singapore"), 10 Marina Boulevard, #33-03, Marina Bay Financial Centre Tower 2, Singapore 018983, serves as the fund's sub-manager. As of September 30, 2020, NAM Singapore had approximately $11.86 billion in assets under management. NAM Singapore specializes in Asian fixed income and equities investment management. David Crall, Stephen Kotsen, Steven Rosenthal, Eric Torres and Simon Tan are primarily responsible for the day-to-day management of the fund. Messrs. Crall, Kotsen, Rosenthal and Tan have held their fund responsibilities since July 2015 and Mr. Torres has held his fund responsibilities since August 2016.

David Crall, CFA, is the President, Chief Executive Officer, Chief Investment Officer and a managing director with NCRAM. He is also a member of NCRAM's Board of Directors. Mr. Crall became President and Chief Executive Officer of NCRAM in June 2019, and in this capacity he is responsible for the firm's overall management and business strategy. In addition, as Chief Investment Officer since January 2010, he leads the investment activities and investment team of NCRAM. He is the Chairman of NCRAM's investment, risk moni-

toring, and ESG Committees. Previously, he was a portfolio manager and co-head of the high yield bond team at NCRAM, encompassing primarily high yield bonds but also public-side management of loans and distressed investments, since 2000. Prior to that, he was a portfolio manager of various high yield accounts at NCRAM since 1997, and an analyst in the high yield group at NCRAM for various industries since 1992. He is a CFA charterholder, a member of the CFA institute, and a member of the New York Society of Security Analysts.

Stephen Kotsen, CFA, is a managing director and portfolio manager with NCRAM. He joined NCRAM in December 1998 and has been a portfolio manager for NCRAM's high yield bond investments since 2000. Upon joining NCRAM he worked as a credit analyst primarily responsible for the gaming, lodging, leisure, metals and mining, chemicals, homebuilding, building products, printing, publishing, and shipping industries. From July 1995 until December 1998 he was a portfolio manager at Lazard Frères Asset Management for a $2 billion investment-grade portfolio. Thereafter, he became a generalist high yield research analyst and later managed an $85 million double-B rated high yield portfolio. Mr. Kotsen is a CFA charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

Steven Rosenthal, CFA, is an executive director and portfolio manager with NCRAM. He is the portfolio manager of NCRAM's European high yield strategy having managed it since its 2012 inception. He also supervises NCRAM's activities in the leveraged loan market. From 2010 to 2016 he was the co-portfolio manager of the long/short strategy. He had been the assistant portfolio manager of the long/short strategy during 2009. In 2005 he spearheaded the firm's establishment of a dedicated distressed capability and was the primary analyst following the distressed universe through 2009. Prior to that, he had been an analyst in the high yield group at NCRAM for various industries including gaming, lodging, leisure, metals and mining, homebuilding and building products and wireline telecommunications since 2000. He is a CFA charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

Eric Torres, is an executive director and portfolio manager for NCRAM's emerging markets ("EM") strategies.

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Mr. Torres is responsible for the management of EM hard currency sovereign credit bonds and assumed the lead portfolio manager role for EM corporate sleeves for global high-yield products managed by NCRAM in September 2016. Before joining NCRAM in 2008, Mr. Torres was a research strategist in the Latin America research team at JPMorgan in New York, where he worked since 2000, covering different roles within the emerging markets research team. Prior to joining JPMorgan, Mr. Torres was an economist, covering Mexico at Chase Manhattan Bank Mexico (from 1998 to 2000) and Banco Santander's economic consulting unit (from 1996 to 1998) based in Mexico City.

Simon Tan, CFA is the head of fixed income and senior portfolio manager with NAM Singapore. He joined NAM Singapore in June 2011 and is currently responsible for the management of Nomura Asset Management's Asia-ex Japan fixed income mandates. Mr. Tan was previously a fixed income portfolio manager with APS Komaba Asset Management with responsibility over institutional mandates covering Asia credit, Asia rates & currencies and global rate & currencies. Prior to that, he was a portfolio manager and investment analyst at UOB Asset Management.

PACE Large Co Value Equity Investments. Pzena Investment Management, LLC ("Pzena"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Wellington Management Company LLP ("Wellington") serve as subadvisors for PACE Large Co Value Equity Investments.

Pzena is located at 320 Park Avenue, 8th Floor, New York, New York 10022. As of September 30, 2020, Pzena had approximately $33.3 billion in assets under management. Richard S. Pzena, Benjamin S. Silver and John J. Flynn are primarily responsible for the day-to-day management of the fund. Mr. Pzena has held his fund responsibilities since May 2008. Mr. Silver has held his fund responsibilities since October 2012. Mr. Flynn has held his fund responsibilities since 2017.

Mr. Pzena, Founder, Managing Principal and Co-Chief Investment Officer of Pzena, serves as co-portfolio manager on Pzena's U.S. large cap and mid cap strategies, along with the focused value and U.S. best ideas services, and is a member of the firm's executive committee. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. equity investments and Chief Research

Officer for Sanford C. Bernstein & Company ("Bernstein"). He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena also served as Chief Investment Officer, small cap equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles.

Mr. Silver is a Principal and co-portfolio manager for U.S. mid cap, large cap, and global strategies, along with the focused value and small cap focused value services. Prior to joining Pzena in 2001, Mr. Silver was a research analyst at Levitas & Company, a value-based equity hedge fund, and a manager for Ernst & Young LLP in their financial services group. Mr. Silver is a Certified Public Accountant and holds the CFA designation.

Mr. Flynn is a Principal and a co-portfolio manager for Pzena's U.S. mid cap and large cap strategies, along with the focused value and small cap focused value services. Prior to joining Pzena in 2005, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm.

Los Angeles Capital is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025, and has been in the investment management business since 2002. As of September 30, 2020, Los Angeles Capital had approximately $27.1 billion in assets under management. Los Angeles Capital uses a team approach in managing its portion of the fund's portfolio. Hal W. Reynolds, CFA, Daniel E. Allen, CFA, and Laina Draeger, CFA, share authority and responsibility for research and management of the fund's portfolio.

Hal W. Reynolds, CFA and Chief Investment Officer, co-founded Los Angeles Capital in 2002. He oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's research team to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998. Daniel E. Allen, CFA and President, joined Los Angeles Capital in 2009. He is responsible for developing global equity applications for clients and is a senior member of the Portfolio Management team and a member of the firm's Investment Committee. Previously, he was with Wilshire Associates Incorporated and

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Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked with equity management, private markets asset management and in consulting. Laina Draeger, CFA, portfolio manager and Director of Portfolio Strategy and Responsible Investing, joined Los Angeles Capital in 2007. Ms. Draeger's role encompasses oversight of client portfolios, responsible investing and portfolio strategy. Ms. Draeger chairs the firm's Responsible Investing Solutions Group and is a member of Los Angeles Capital's Investment Committee. Prior to joining Los Angeles Capital, Ms. Draeger started her career as an analyst in the investment management division of First Republic Bank.

Wellington has principal offices at 280 Congress Street, Boston, Massachusetts 02210 and, along with its predecessor organizations, has provided investment advisory services for over 80 years. As of September 30, 2020, Wellington and its investment advisory affiliates had assets under management of approximately $1.18 trillion. W. Michael Reckmeyer III, CFA, and Matthew C. Hand, CFA are primarily responsible for the day-to-day management of Wellington's portion of the fund's portfolio.

Mr. Reckmeyer is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Prior to joining Wellington in 1994, Mr. Reckmeyer worked as an analyst at Kemper Financial Services and as an analyst at the State of Michigan pension fund. Mr. Hand is is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Mr. Hand joined Wellington in 2004.

PACE Large Co Growth Equity Investments. Jackson Square Partners, LLC ("JSP"), Mar Vista Investment Partners, LLC ("Mar Vista") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") serve as subadvisors for PACE Large Co Growth Equity Investments.

JSP is located at One Letterman Drive, Building A, Suite 3-200, San Francisco, California 94129. JSP is a limited liability company organized under the laws of Delaware. JSP is jointly owned by key JSP employees and Delaware Investments Advisers Partners, Inc.

("Delaware") (an affiliate of Delaware Investments Fund Advisers, which was the fund's subadvisor from December 2007 until the creation of JSP). Delaware is an indirect subsidiary of Macquarie Group Limited ("Macquarie"), an Australian bank holding company. Macquarie is located at No. 1 Martin Place, Sydney, New South Wales 2000, Australia. As of September 30, 2020, JSP had approximately $21.6 billion in assets under management. A team is primarily responsible for the management of the portion of the fund managed by JSP. Located in San Francisco, the portfolio management team, which includes Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin, Christopher Ericksen and William Montana, has held its fund responsibilities since December 2007 (except Mr. Montana, who began serving as a portfolio manager in January 2019). Mr. Bonavico will be a portfolio manager until December 31, 2020, at which time he will no longer serve as a portfolio manager for the fund as a result of a transition to other responsibilities.

Jeffrey S. Van Harte, chairman and the chief investment officer, joined JSP in April 2014. Previously, he was a senior vice president and the chief investment officer at Delaware, and was the chief investment officer for its Focus Growth Equity team (2005 to 2014). Prior to that, he was a principal and executive vice president at Transamerica Investment Management (1980 to 2005).

Christopher J. Bonavico, portfolio manager and analyst, joined JSP in April 2014. Previously, he was a vice president, senior portfolio manager and analyst at Delaware, and was a senior portfolio manager on its Focus Growth Equity team (2005 to 2014). Prior to that, he was a principal and portfolio manager at Transamerica Investment Management (1993 to 2005).

Daniel J. Prislin, portfolio manager and analyst, joined JSP in April 2014. Previously, he was a vice president, senior portfolio manager and analyst at Delaware, and was a senior portfolio manager on its Focus Growth Equity team (2005 to 2014). Prior to that, he was a principal and portfolio manager at Transamerica Investment Management (1998 to 2005).

Christopher M. Ericksen, portfolio manager and analyst, joined JSP in April 2014. Previously, he was a vice president, portfolio manager and analyst at Delaware, and was a portfolio manager on its Focus Growth Equity team (2005 to 2014). Prior to that, he was a portfolio

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manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs in investment banking and investment management (1994 to 2004).

William Montana, a portfolio manager and analyst, joined JSP in September 2014. Previously, he was an associate at TPG Capital, a private equity firm, and focused on growth capital opportunities (2011 to 2014). Prior to that, he was an investment banking analyst at Goldman Sachs and focused on financial institutions.

Mar Vista is a Delaware limited liability company located at 11150 Santa Monica Boulevard, Suite 320, Los Angeles, California 90025. Mar Vista is a registered investment adviser founded in 2007. Mar Vista offers large cap equity strategies to a variety of clients including public funds, corporations, endowments, foundations, Taft Hartley plans and individuals. As of September 30, 2020, Mar Vista had approximately $4.0 billion in assets under management.

Mar Vista uses a team approach in its management of its portion of the fund's assets. Brian L. Massey and Silas A. Myers are the portfolio managers that are primarily responsible for the day-to-day management of the fund's assets allocated to Mar Vista. Messrs. Massey and Myers have held their fund responsibilities since May 2010.

Mr. Massey is a portfolio manager. Prior to joining Mar Vista in 2007, Mr. Massey was employed as a portfolio manager and analyst at Roxbury Capital Management, LLC ("Roxbury") for 10 years and was also appointed as Roxbury's Director of Research in 2003. Prior to joining Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick's Corporate Financial and Strategic Consulting Group. Mr. Massey has more than 29 years of investment experience.

Mr. Myers is a portfolio manager. Prior to joining Mar Vista in 2007, Mr. Myers was employed as a portfolio manager and analyst at Roxbury for seven years. Prior to joining Roxbury, he was an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. Mr. Myers has more than 30 years of investment experience.

J.P. Morgan is located at 383 Madison Avenue, New York, New York 10179 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2020, J.P. Morgan and its affiliates had approximately $2.2 trillion in assets under management.

Giri Devulapally, managing director, is a portfolio manager in the U.S. Equity Group. An employee since 2003, Mr. Devulapally is responsible for managing the large cap growth strategy. Prior to joining the firm, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. Mr. Devulapally is a CFA charterholder.

Joseph Wilson, managing director, is a research analyst and portfolio manager within the U.S. Equity Group. An employee since 2014, Mr. Wilson is responsible for the technology sector for JPMorgan's large cap growth portfolios. He is also a portfolio manager on the J.P. Morgan U.S. technology strategy. Prior to joining the firm, Mr. Wilson spent six years as a buy side analyst for UBS Global Asset Management, where he covered the technology sector for the large cap growth team from 2010 to 2014, and the mid cap growth team in 2009. Prior to that, Mr. Wilson worked at RBC Capital Markets as a sell side research associate covering enterprise, infrastructure, and security software.

Larry H. Lee, managing director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2006, Mr. Lee covers the financials and business services sector and is a co-portfolio manager of the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Mr. Lee spent eleven years as a sell side analyst at several firms, including CIBC World Markets, Merrill Lynch and Banc of America Securities, primarily focused on the business services sector.

Holly Fleiss, executive director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2012, Ms. Fleiss covers the health care sector and is a co-portfolio manager of the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Ms. Fleiss spent five years as a buy side analyst at HealthCor Management, focusing on the biotechnology,

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specialty and pharmaceutical sectors. Prior to that, Ms. Fleiss spent three years at ThinkPanmure and UBS, where she focused on biotechnology, specialty and pharmaceutical stocks as part of a specialized life sciences team advising institutional and ultra-high net worth brokerage clients.

PACE Small/Medium Co Value Equity Investments. Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") serve as subadvisors for PACE Small/Medium Co Value Equity Investments.

Sapience is located at 520 Newport Center Drive, Suite 650, Newport Beach, California 92660. Sapience is an investment manager with approximately $588.5 million in assets under management as of September 30, 2020. Sapience was founded in 2016 and is composed of an established investment team. Sapience commenced investment management responsibilities for the fund in October 2016. However, the investment team previously held investment management responsibilities for the fund at its predecessor firm. Sapience's CIO, Samir Sikka, has served as a portfolio manager to the fund since October 2016 (and also from January 2007 to September 2016 as part of a former subadvisor to the fund). Previously, Mr. Sikka served as a lead portfolio manager for Metropolitan West Capital Management, LLC's Pelican Value Equity team within Wells Capital Management, Inc. (a former subadvisor to the fund) from July 2006 to September 2016, and as senior vice president and senior analyst of Trust Company of the West from April 1999 to February 2006. Mr. Sikka has nearly 24 years of industry experience.

Kayne Anderson Rudnick is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067. Kayne Anderson Rudnick acts as a subadvisor to mutual funds and as an investment adviser to institutions and individuals and has approximately $42.2 billion in assets under management as of September 30, 2020. Julie Kutasov and Craig Stone are primarily responsible for the day-to-day management of the fund's assets allocated to Kayne Anderson Rudnick, and have served as portfolio managers since March 2012. Julie Kutasov is a portfolio manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-

capitalization materials and processing sectors. Before joining Kayne Anderson Rudnick in 2001, she worked in the Asset Management Division of Goldman Sachs in a program focused on investment management for high-net worth individuals, and at Arthur Andersen as a Senior Associate leading teams that provided financial audit and business advisory services to a variety of clients in service-related industries. Craig Stone is a portfolio manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization producer-durables sector. Before joining Kayne Anderson Rudnick in 2000, Mr. Stone was a portfolio manager at Doheny Asset Management.

Huber Capital is located at 2321 Rosecrans Avenue, Suite 3245, El Segundo, California 90245. Huber Capital has provided investment advisory services to registered investment companies, individual and institutional accounts since 2007. Huber Capital's assets under management as of September 30, 2020 were approximately $289.1 million. Joseph Huber, Huber Capital's Chief Executive Officer and Chief Investment Officer, has been primarily responsible for the day-to-day management of Huber Capital's portion of the fund since 2017. Prior to founding Huber Capital, Mr. Huber was a principal and director of research for Hotchkis and Wiley Capital Management from October 2001 through March 2007, where he helped oversee over $40 billion in US value asset portfolios. He built a research platform which utilized best practices of both fundamental research and behavioral psychology to create a unique and value-added investment approach. Mr. Huber is also an Associate in the Society of Actuaries.

PACE Small/Medium Co Growth Equity Investments. Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as subadvisors for PACE Small/Medium Co Growth Equity Investments.

Riverbridge is located at 1200 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Riverbridge is an investment manager with approximately $6.75 billion in assets under management as of September 30, 2020. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. Mark Thompson leads an eight-person investment team, all of whom are equity owners in the firm. Mark Thompson is the Chief

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Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July 1987.

Calamos is located at 2020 Calamos Court, Naperville, IL 60563. Calamos is a multi-discipline, global investment adviser that was founded in 1977. As of September 30, 2020, Calamos had approximately $28.6 billion in assets under management.

Brandon Nelson is responsible for the day-to-day management of Calamos' portion of the fund's assets. Mr. Nelson is a senior portfolio manager at Calamos and leads the investment team managing Calamos' portion of the fund's assets. Prior to his time at Calamos, Mr. Nelson was the President, Chief Investment Officer and a director of Timpani Capital Management, LLC (an entity that was acquired by Calamos on May 31, 2019) since 2008. Prior to that, he was a senior portfolio manager and managing director at Wells Capital Management since 2005.

Jacobs Levy is located at 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932, and has approximately $12.1 billion in assets under management as of September 30, 2020. Founded in 1986, Jacobs Levy is an independent investment advisory firm focusing exclusively on the management of equity portfolios in a variety of strategies. Bruce I. Jacobs and Kenneth N. Levy are responsible for the day-to-day management of Jacobs Levy's portion of the fund's assets.

Bruce I. Jacobs co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager and co-director of research of the firm. Previously, Dr. Jacobs was first vice president of the Prudential Insurance Company of America, where he served as senior managing director of a quantitative equity management affiliate of the Prudential Asset Management Company and managing director of the pension asset management group. Prior to that, he was on the finance faculty of the University of Pennsylvania's Wharton School and consulted to the Rand Corporation.

Kenneth N. Levy, CFA, co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager, and co-director of research of the firm. Previously, Mr. Levy was managing director of a quantitative equity management affiliate of the Prudential

Asset Management Company. Prior to that, he was responsible for quantitative research at Prudential Equity Management Associates.

PACE International Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") currently serve as the fund's subadvisors.

Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2020, Mondrian managed over $46 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Portfolio managers and analysts are responsible for research in the areas and sectors they cover. Portfolio managers and analysts bring security buy and sell recommendations from their regions and sectors to the International Equity Forum and the Equity Strategy Committee to either be added or dropped from the Mondrian approved buy list. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Elizabeth A. Desmond, Nigel Bliss and Steven Dutaut, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Ms. Desmond joined Mondrian in 1991, assuming portfolio management responsibilities for the Pacific region. Ms. Desmond is Deputy Chief Executive Officer, chief investment officer of international equities and leads the strategy committee responsible for setting investment policy for Mondrian's international equity portfolios. Ms. Desmond has served as a portfolio manager for the fund since July 2009. Mr. Bliss joined Mondrian in 1995. He is a senior portfolio manager and a member of Mondrian's Non-U.S. Equity Strategy Committee. Mr. Dutaut joined Mondrian in 2007. He is a senior portfolio manager and

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a member of Mondrian's Non-U.S. Equity Strategy Committee.

Los Angeles Capital is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025, and has been in the investment management business since 2002. As of September 30, 2020, Los Angeles Capital had approximately $27.1 billion in assets under management. Los Angeles Capital uses a team approach in managing its portion of the fund's portfolio. Hal W. Reynolds, CFA, Daniel E. Allen, CFA, and Laina Draeger, CFA, share authority and responsibility for research and management of the fund's portfolio.

Hal W. Reynolds, CFA and Chief Investment Officer, co-founded Los Angeles Capital in 2002. He oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's research team to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998. Daniel E. Allen, CFA and President, joined Los Angeles Capital in 2009. He is responsible for developing global equity applications for clients and is a senior member of the Portfolio Management team and a member of the firm's Investment Committee. Previously, he was with Wilshire Associates Incorporated and Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked with equity management, private markets asset management and in consulting. Laina Draeger, CFA, portfolio manager and Director of Portfolio Strategy and Responsible Investing, joined Los Angeles Capital in 2007. Ms. Draeger's role encompasses oversight of client portfolios, responsible investing and portfolio strategy. Ms. Draeger chairs the firm's Responsible Investing Solutions Group and is a member of Los Angeles Capital's Investment Committee. Prior to joining Los Angeles Capital, Ms. Draeger starter her career as an analyst in the investment management division of First Republic Bank.

Baird is located at 777 East Wisconsin Avenue, Milwaukee, WI 53202. Baird is a registered investment advisor founded in 1919. Baird specializes in wealth management, capital markets, private equity and asset management. As of September 30, 2020, Baird Asset Management had approximately $111 billion in assets under management. Brian Beitner, Jesse Flores,

Haicheng Li, and Nathaniel Velarde are primarily responsible for the day-to-day management of Baird's portion of the fund's assets.

Brian Beitner, CFA, is managing partner of Chautauqua Capital Management and lead portfolio manager for Chautauqua's strategies. Prior to forming Chautauqua in January 2009, he was a member of the TCW Concentrated Core Equities portfolio management team. Mr. Beitner joined TCW in 1998, where he held multiple positions including director of equity research, senior equity strategist and portfolio manager for international and global equity portfolios. Prior to working at TCW, he worked with Scudder, Stevens & Clark; Bear, Stearns & Co. and Security Pacific Bank.

Jesse Flores, CFA, is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2013, he was an investment analyst at Blavin & Company where he was a generalist responsible for both equity and high-yield debt securities. Additionally, he covered the US semiconductors and hardware sectors as a research analyst at Lehman Brothers and Roth Capital Partners.

Haicheng Li, CFA, is a partner of Chautauqua Capital Management and serves as co-lead portfolio manager for Chautauqua's strategies. Prior to joining Chautauqua in 2016, she was a senior analyst and portfolio manager at TCW with specific expertise in the healthcare sector.

Nathaniel Velarde is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2019, he was senior financial analyst at j2 Cloud Services and a senior vice president and global equity analyst at PIMCO's London branch. Prior to that, Mr. Velarde worked at Nuveen Investments in the Tradewinds Global Investors and NWQ Investment Management divisions as managing director, senior equity analyst and director of research. He also served as a vice president and equity analyst at TCW, primarily covering the industrials, business services and basic materials sectors.

PACE International Emerging Markets Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), LMCG Investments, LLC

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("LMCG") and RWC Asset Advisors (US) LLC ("RWC") serve as subadvisors for PACE International Emerging Markets Equity Investments.

Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2020, Mondrian managed over $46 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Currently there are seven portfolio managers on the dedicated emerging markets team. Other investment professionals directly contribute as analysts to the team on a regular basis. The team conducts its own research, while also drawing on the research resources of the firm's other investment professionals, particularly in the Pacific Basin.

All portfolio managers have research specialties and are responsible for supplying research for the countries they cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. The members of the team rely on each other's expertise when constructing a portfolio. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.

A team of individuals, currently including Andrew Miller, Ginny Chong and Gregory Halton, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Mr. Miller joined Mondrian in 2000 and is currently the Chief Investment Officer for Emerging Markets Equities. Ms. Chong joined Mondrian in 2000 and has served as a senior portfolio manager for the fund since 2004. Mr. Halton joined Mondrian in 2004 and has served as a senior portfolio manager for the fund since July 2006.

William Blair is located at 150 North Riverside Plaza, Chicago, IL 60606. William Blair is registered as an investment adviser with the SEC and is affiliated with William Blair & Company, L.L.C., an investment adviser registered with the SEC and founded in 1935. William Blair was established in 2014 as part of an organizational restructuring whereby some investment management services previously performed by the Investment Management division of William Blair & Company, L.L.C. are performed by William Blair. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. William Blair provides portfolio management for international, domestic, and global equities funds and accounts, as well as domestic fixed income funds and accounts. Todd M. McClone and Jack Murphy are primarily responsible for the day-to-day management of the fund. Messrs. McClone and Murphy have served as portfolio managers since March 2011 and October 2016, respectively. As of September 30, 2020, William Blair had $61.17 billion in assets under management.

Todd M. McClone, CFA, is a Partner of William Blair. Mr. McClone has been with William Blair and affiliates since 2000. He is a portfolio manager for the emerging leaders strategy and is a portfolio manager for the emerging markets growth strategy. From 1993 through 2000, he was a senior research analyst specializing in international equity for Strong Capital Management, Inc. Prior to joining Strong Capital Management, Inc., he was a Corporate Finance Research Analyst with Piper Jaffray & Co. At Piper Jaffray & Co., he worked with the corporate banking financials team on a variety of transactions, including initial public offerings, mergers and acquisitions and subordinated debt offerings, and issued fairness opinions and conducted private company valuations.

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Jack Murphy, CFA, is a Partner of William Blair. Mr. Murphy is a portfolio manager for the emerging markets leaders and international developed plus strategies. Mr. Murphy was previously the Director of Research for the global equity team and a research analyst covering mid-large cap non-US consumer stocks. He joined the firm in 2005 as a research analyst within William Blair's sell-side research department focusing on e-commerce and hardline retailers. Previously, Mr. Murphy worked at Credit Suisse First Boston ("CSFB") for nearly six years as an equity research analyst, covering a broad range of retail companies. Before CSFB, he worked as an equity research analyst at Lehman Brothers and as an equity research associate at Salomon Brothers. Prior to sell-side research, Mr. Murphy worked as a financial analyst for General Electric Capital ("GE"), having graduated from GE's Financial Management Program.

LMCG is an SEC registered investment adviser located at One Boston Place, 201 Washington Street, 29th Floor, Boston, Massachusetts 02108. Royal Bank of Canada ("RBC") is LMCG's indirect majority owner. As of September 30, 2020, LMCG had assets under management of approximately $6.4 billion.

Gordon Johnson is the managing director, Global Equities, for LMCG. Prior to joining LMCG in August 2006, Mr. Johnson spent six years at Evergreen Investments, where he served as senior portfolio manager and Senior Vice President/Director for the firm's Global Structured Products group. Prior to joining Evergreen, Mr. Johnson spent seven years at Colonial Management, where he served as portfolio manager for a quantitative/fundamentally managed global mid-cap balanced fund and was Director and Vice President of Quantitative Research. Mr. Johnson has also held teaching positions at the University of Massachusetts and California State University.

Chi Zhang is a quantitative research analyst for the Global Equity team. Prior to joining LMCG in April 2016, Mr. Zhang worked for the Global Equity team in the summer of 2015 and was responsible for researching stock selection factor ideas for the team. He is a CFA charterholder and has passed CAIA Level I.

RWC is an SEC registered investment adviser that is located at 2640 South Bayshore Drive, Suite 201,

Miami, Florida 33133 and was founded in 2012. As of September 30, 2020, RWC had approximately $17.68 billion in assets under management.

John Malloy is the portfolio manager for RWC's emerging markets equity strategy and its portion of the fund. Prior to joining RWC in 2015, Mr. Malloy was senior managing director and director of investments at Everest Capital, where he worked for 18 years. Prior to joining Everest Capital, he was an investment manager at Baring Asset Management, where he focused on Latin American and U.S. high yield markets.

PACE Global Real Estate Securities Investments. Brookfield Public Securities Group LLC ("Brookfield") serves as the subadvisor for PACE Global Real Estate Securities Investments.

Brookfield is located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1010. As of September 30, 2020, Brookfield and its affiliates had approximately $15.4 billion in assets under management. Brookfield specializes in managing global REITs on behalf of clients in Australia, Europe and North America. Jason Baine and Bernhard Krieg, CFA, are primarily responsible for the day-to-day management of the fund's assets allocated to Brookfield. They have served as portfolio managers for the fund since November 2009.

Mr. Baine, global portfolio manager, has 24 years of investment management experience in the real estate securities area, including portfolio management for institutional accounts. Mr. Baine has been with Brookfield and its affiliates since 2001. Mr. Krieg, CFA, global portfolio manager, joined Brookfield in April 2006 and has 22 years of experience. Mr. Krieg was previously a senior vice president and senior analyst for Haven Funds, a real estate securities hedge fund. Prior to this, he was a vice president and senior analyst at Security Capital Research and Management.

PACE Alternative Strategies Investments. UBS AM serves as the manager for PACE Alternative Strategies Investments. Wells Capital Management Incorporated ("WellsCap"), First Quadrant, L.P. ("First Quadrant"), Sirios Capital Management, L.P. ("Sirios"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management,

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LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD"), and Magnetar Asset Management LLC ("Magnetar") serve as subadvisors for PACE Alternative Strategies Investments. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

WellsCap has offices at 525 Market Street, 10th Floor, San Francisco, CA 94105-2724. As of September 30, 2020, WellsCap had approximately $512.4 billion in assets under management. WellsCap was founded in 1996. The WellsCap Investment team has served the fund since its inception.

WellsCap utilizes a team portfolio management approach. A team of investment professionals at WellsCap serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of WellsCap's portion of the fund. Dennis Bein oversees the team regarding the management of the fund. David Krider serves as lead portfolio manager for global equity strategies. Harindra de Silva heads the research efforts for the team.

Dennis Bein, portfolio manager, has 30 years of industry experience. David Krider, portfolio manager, has 18 years of industry experience. Prior to joining the firm, Mr. Krider was founder and Chief Technology Officer (1996-2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a research associate at First Quadrant before leaving to start his own firm. Harindra de Silva, portfolio manager, has 35 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception.

First Quadrant is located at 800 East Colorado Blvd., Suite 900, Pasadena, California 91101. As of September 30, 2020, First Quadrant had approximately $14.3 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, including mandates and active/passive mandates, all managed by First Quadrant and non-discretionary portfolios managed by strategic partners using First Quadrant investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant and its strategic partners. First Quadrant is a systematic investment management boutique founded in 1988 and has served as a subadvisor to the fund since April 2009.

As a systematic manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Dori Levanoni and Jeppe Ladekarl are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant, and have served as portfolio managers of the fund since April 2009 and July 2016, respectively.

Dori Levanoni is a partner and senior member of First Quadrant's investment team. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Upon joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of currency products.

Jeppe Ladekarl is a partner and serves as Co-Chief Investment Officer at First Quadrant. In this capacity, Mr. Ladekarl jointly oversees all investment-related responsibilities, including strategy development, portfolio construction, risk management, portfolio implementation and trade execution. Prior to assuming the role of Co-Chief Investment Officer, Mr. Ladekarl directed the firm's efforts in the global macro space for many years. Before joining the firm in 2009, he worked at the World Bank, where he held a number of roles, including principal portfolio manager for the currency and GTAA portfolios managed by the World Bank Pension and Endowments Department. Prior to the World Bank, Mr. Ladekarl was a Special Advisor at the Danish Central Bank.

Sirios, located at One International Place, Boston, MA 02110, is an investment management firm founded in 1999. As of September 30, 2020, Sirios had approximately $1.41 billion in assets under management. John F. Brennan, Jr. holds authority and responsibility for research and the day-to-day management of the portion of the fund's portfolio allocated to Sirios.

Mr. Brennan co-founded Sirios in 1999 and currently serves as Managing Director. Prior to co-founding Sirios, Mr. Brennan was a senior vice president (1998 to 1999) of MFS Investment Management where he served as analyst and portfolio manager (1985 to 1999) and

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member of the MFS Advisory Board and MFS Equity Management Group (1998 to 1999).

Aviva, located at 225 West Wacker, Suite 2250, Chicago, IL 60606, is an asset management firm part of Aviva plc, a global asset management firm listed on the London stock exchange. As of September 30, 2020, Aviva (excluding Canada) had approximately $6.16 billion in assets under management. Peter Fitzgerald, Mark Robertson and James McAlevey are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Aviva.

Peter Fitzgerald manages Aviva's suite of outcome-focused multi-strategy funds targeting specific client outcomes such as achieving reliable capital growth and securing a steady stream of income. He also leads Aviva's global multi-assets investment and macro investment teams and is responsible for the strategic direction of its global multi-asset and multi-strategy offering. Mr. Fitzgerald began his career at Old Mutual in 1995 before joining BNP Wealth Management's multi-asset team. He has extensive international experience having worked in Asia, Latin America and Europe. He joined Aviva in 2011. He is also a CFA charterholder.

James McAlevey manages Aviva's AIMS fixed income and target return funds. He also leads Aviva's rates team. Prior to joining Aviva in 2016, Mr. McAlevey served as head of interest rates with a focus on alpha generation in the benchmark agnostic product offering at Henderson Global Investors. He also previously worked on the hedge fund side of the business, where he gained insight and experience in the use and application of derivatives in an absolute return framework. Mr. McAlevey is also a CFA charterholder.

Mark Robertson is responsible for managing Aviva's suite of outcome-focused multi-strategy funds as well as leading its multi-strategy investment team. Prior to joining Aviva, Mr. Robertson was head of multi-asset portfolios at NN Investment Partners with responsibility for portfolio construction, risk budgeting and performance. He was also lead manager for the Kronos multi-strategy portfolios and a co-manager on the absolute return funds. In addition, Mr. Robertson was head of the innovation lab, which looks at implementing new data sets and tools to enhance the investment process. Prior to that, Mr. Robertson was a portfolio manager at UBS Asset Management.

PCJ Investment Counsel Ltd. ("PCJ"), located at 130 King St. West, Suite 1400, P.O. Box 240, Toronto, ON M5X 1C8, is part of a multi-boutique investment management partnership with the Connor, Clark & Lunn Financial Group. As of September 30, 2020, PCJ had approximately $0.4 billion in assets under management. Nereo Piticco, Adam Posman, Heiki Altosaar, Jenny Yan and Kevin Kingsley are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to PCJ.

Nereo Piticco is President, founding partner of PCJ since 1996. He is responsible for portfolio management and fundamental research across all PCJ investment strategies. He has over 34 years of experience in the investment management industry.

Adam Posman joined PCJ as a partner in 2011, and he is the Chief Investment Officer, is responsible for decision-making and oversight for all PCJ investment strategies, and is the lead portfolio manager for the PCJ absolute return strategy. He also maintains responsibility for portfolio management, fundamental research and trading across all PCJ investment strategies. Prior to joining PCJ, Mr. Posman worked at Brookfield Investment Management (Canada) Inc. as a member of a portfolio management team focused on both an unconstrained long/short equity strategy and a high-yield credit strategy.

Heiki Altosaar joined PCJ in 1996 and later became a partner of the firm. He maintains a lead portfolio management role for the firm's large cap Canadian equity strategy, and he also conducts fundamental research on information technology, industrials, healthcare, and consumer companies. Mr. Altosaar is also Chief Compliance Officer for PCJ, a title that he has held for over 18 years. Prior to becoming a member of the PCJ team, he worked at Elliot & Page Ltd. as an equity analyst.

Jenny Yan joined PCJ in 2014, and maintains responsibility for portfolio management and fundamental research across all PCJ investment strategies. Prior to joining PCJ, she worked at JP Morgan (UK) as an equity research and investment banking analyst, evaluating various equity, debt and M&A transactions for metals & mining companies.

Kevin Kingsley joined PCJ in 2018 as a partner, and he maintains responsibility for portfolio management and fundamental research for each of PCJ's strategies. Prior

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to joining PCJ, Mr. Kingsley co-managed a market-neutral North American strategy for Seven Seas Capital Management. Prior to that, he was a member of the Fundamental Investment Group, UBS Securities Canada Inc. Prior to that he worked in Equity Research for UBS Securities Canada, focusing on Energy and Pipelines.

Kettle Hill Capital Management, LLC is located at 675 Third Avenue, 15th Floor, New York, NY 10017. As of September 30, 2020, Kettle Hill had approximately $740.8 million in assets under management. Kettle Hill utilizes a fundamental, research driven investment approach and focuses primarily on long and short value biased opportunities within the US small cap equity sector. The firm manages assets for a diverse client base, including institutional and high net worth clients, and employs a full-time staff of 14 professionals, including 8 investment professionals. Andrew Kurita is the primary investment professional responsible for the day-to-day management of Kettle Hill's portion of the fund.

Kettle Hill was established in 2003 by Mr. Kurita, who has served as portfolio manager and Chief Investment Officer since inception. Prior to forming Kettle Hill, Mr. Kurita served as Vice President at Andor Capital Management and prior to that was a Vice President at Cramer Rosenthal McGlynn. He is a CFA charterholder.

DLD is located at 80 Broad Street, 16th Floor, New York, NY 10004. As of September 30, 2020, DLD had approximately $930 million in assets under management. DLD was founded in 2013, its sole business is asset management and the firm offers a variety of alternative investment products to its clients.

DLD employs a team-based approach to investment research and portfolio management. Sudeep Duttaroy and Mark Friedman are primarily responsible for day-to-day management of the portion of the fund allocated to DLD. Mr. Friedman has over 28 years of experience in the alternative investment industry. Mr. Friedman founded DLD in May 2013, where he serves as Chief Investment Officer and founder. Mr. Duttaroy has been a Portfolio Manager at DLD since 2015 and has 18 years of experience trading convertible bonds across global markets. Prior to his time at DLD, Mr. Duttaroy was a portfolio manager at Amida Capital Management and at AM Investment Partners (a predecessor firm of DLD).

Magnetar Asset Management LLC ("Magnetar") is located at 1603 Orrington Ave, 13th Floor, Evanston, IL 60201. As of September 30, 2020, Magnetar and its affiliates had approximately $12.28 billion in assets under management. Devin Dallaire is primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Magnetar.

Devin Dallaire joined an affiliate of Magnetar in 2010, and is Chief Investment Officer of Systematic Investing for Magnetar. Prior to joining Magnetar's affiliate, Mr. Dallaire was a senior investment researcher at Bridgewater Associates, where he was responsible for researching and developing risk management and portfolio construction strategies for their Fundamental Global 68 Macro Fund. Prior to joining Bridgewater Associates, he was head of risk management and quantitative research at Third Point. From 2001 to 2006, he was head of global equity quantitative research at Citadel Investment Group. Mr. Dallaire started his career in 1994 at Stafford Trading where he was head of quantitative research.

Other information

UBS AM has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") with respect to each fund in this prospectus except PACE Alternative Strategies Investments. UBS AM is subject to registration and regulation as a CPO under the CEA with respect to its services to PACE Alternative Strategies Investments. UBS AM will need to continue engaging in a limited level of commodity trading to continue to qualify for the CPO exclusion with respect to each fund (other than PACE Alternative Strategies Investments) or may withdraw its exclusion with respect to a fund (which may incur additional costs). PACE Alternative Strategies Investments' current net asset value per share is available to investors at https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/ii_pace.html.

To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate.

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Dividends and taxes

Dividends

UBS Government Money Market Investments Fund normally declares dividends daily and pays them monthly. Shares of this fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

While UBS Government Money Market Investments Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor or, if you are no longer a participant in the PACESM Select Advisors Program, a participant in another advisory program or a participant transacting through certain brokerage platforms, your financial intermediary. Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

Taxes

PACE Municipal Fixed Income Investments seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax. However, you will not recognize any gain on the sale of your shares in UBS Government Money Market Investments Fund so long as it maintains a share price of $1.00.

Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you annually how you should treat its dividends for tax purposes.

The maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and

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short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

As noted above, shareholders will pay the PACE Select Advisors Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means that such amounts are deductible only to the extent that they exceed 2% of a person's "adjusted gross income."

If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and if it elects to do so, then your share of such foreign taxes would generally be included in your income and, subject to certain limitations, you would generally be entitled to a foreign tax credit in computing your taxes.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

The funds are generally required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the funds' default method of average cost, unless you instruct the funds to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds' SAI.

Disclosure of portfolio holdings and other information

Each fund, except UBS Government Money Market Investments Fund, will generally post on UBS AM's website at http://www.ubs.com/global/en/asset_management.html, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-quarter end, on or about 25 calendar days after the end of the calendar-quarter.

Each fund, except UBS Government Money Market Investments Fund, will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's, except UBS Government Money Market Investments Fund, Forms N-PORT for the last month of the applicable fiscal quarter, and each fund's Forms N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, you may obtain copies of Forms N-PORT and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568.

UBS Government Money Market Investments Fund will disclose on UBS AM's website, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the fund. This information will be posted on the UBS website at the following internet address: http://www.ubs.com/usmoneymarketfunds. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund's Forms N-MFP will be available on the SEC's website; UBS

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AM's website will also contain a link to these filings, when available. The UBS AM website will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund's total assets invested in daily and weekly liquid assets; (2) the fund's daily net inflows and outflows; and (3) the fund's current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions).

(This is being provided for informational purposes only—for purposes of transactions in shares of UBS Government Money Market Investments Fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in the Prospectus and SAI.).

Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.

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Financial highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

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Financial highlights

UBS Government Money Market Investments Fund

Selected financial data throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.008	0.017	0.008	0.001	0.000[1]
Net realized gain (loss)	—	0.000[1]	0.000[1]	(0.000)[1]	0.000[1]
Net increase (decrease) from operations	0.008	0.017	0.008	0.001	0.000[1]
Dividends from net investment income	(0.008)	(0.017)	(0.008)	(0.001)	(0.000)[1]
Distributions from net realized gains	—	—	—	—	(0.000)[1]
Total dividends and distributions	(0.008)	(0.017)	(0.008)	(0.001)	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.76%	1.72%	0.83%	0.11%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.75%	0.90%	0.89%	0.95%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.49%	0.60%	0.60%	0.52%	0.26%
Net investment income (loss)	0.60%	1.71%	0.82%	0.12%	0.01%
Supplemental data:
Net assets, end of year (000's)	$316,103	$184,602	$188,794	$199,585	$182,977

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

163

Financial highlights

PACE Mortgage-Backed Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.70	$12.35	$12.86	$13.16	$12.96
Net investment income (loss)[1]	0.29	0.33	0.27	0.21	0.22
Net realized and unrealized gain (loss)	0.48	0.46	(0.38)	(0.14)	0.30
Net increase (decrease) from operations	0.77	0.79	(0.11)	0.07	0.52
Dividends from net investment income	(0.43)	(0.44)	(0.40)	(0.37)	(0.32)
Net asset value, end of year	$13.04	$12.70	$12.35	$12.86	$13.16
Total investment return[2]	6.20%	6.53%	(0.87)%	0.55%	4.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.18%	1.22%	0.93%[3]	0.92%	0.91%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.95%	1.00%	0.72%[3]	0.72%	0.72%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	2.26%	2.66%	2.14%	1.60%	1.72%
Supplemental data:
Net assets, end of year (000's)	$281,524	$302,107	$321,912	$352,789	$405,253
Portfolio turnover	765%	905%	887%	1,255%	1,383%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

164

Financial highlights

PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.44	$11.90	$12.34	$12.45	$12.36
Net investment income (loss)[1]	0.26	0.33	0.27	0.19	0.19
Net realized and unrealized gain (loss)	0.95	0.56	(0.42)	(0.05)	0.18
Net increase (decrease) from operations	1.21	0.89	(0.15)	0.14	0.37
Dividends from net investment income	(0.29)	(0.35)	(0.29)	(0.21)	(0.20)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)
Total dividends and distributions	(0.29)	(0.35)	(0.29)	(0.25)	(0.28)
Net asset value, end of year	$13.36	$12.44	$11.90	$12.34	$12.45
Total investment return[2]	9.89%	7.60%	(1.20)%	1.09%	3.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.84%[3]	0.86%[3]	0.81%[3]	0.82%[3]	0.83%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%[3]	0.66%[3]	0.68%[3]	0.68%[3]	0.68%[3]
Net investment income (loss)	2.08%	2.77%	2.23%	1.57%	1.56%
Supplemental data:
Net assets, end of year (000's)	$323,819	$334,203	$352,865	$374,144	$411,148
Portfolio turnover	403%	511%	537%	437%	284%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

165

Financial highlights

PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.90	$13.31	$13.81	$14.20	$13.92
Net investment income (loss)[1]	0.40	0.44	0.38	0.39	0.40
Net realized and unrealized gain (loss)	1.06	0.61	(0.48)	(0.14)	0.38
Net increase (decrease) from operations	1.46	1.05	(0.10)	0.25	0.78
Dividends from net investment income	(0.46)	(0.46)	(0.40)	(0.42)	(0.40)
Distributions from net realized gains	—	—	—	(0.22)	(0.10)
Total dividends and distributions	(0.46)	(0.46)	(0.40)	(0.64)	(0.50)
Net asset value, end of year	$14.90	$13.90	$13.31	$13.81	$14.20
Total investment return[2]	10.76%	8.04%	(0.71)%	1.94%	5.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.13%	1.32%	0.84%	0.90%	0.88%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.03%	1.23%	0.76%	0.81%	0.79%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%	0.71%	0.71%	0.71%	0.72%
Net investment income (loss)	2.83%	3.25%	2.82%	2.84%	2.92%
Supplemental data:
Net assets, end of year (000's)	$693,664	$725,052	$758,303	$808,009	$856,301
Portfolio turnover	248%	308%	243%	212%	133%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

166

Financial highlights

PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.24	$12.74	$13.08	$13.56	$13.15
Net investment income (loss)[1]	0.30	0.37	0.37	0.35	0.36
Net realized and unrealized gain (loss)	0.21	0.53	(0.32)	(0.38)	0.49
Net increase (decrease) from operations	0.51	0.90	0.05	(0.03)	0.85
Dividends from net investment income	(0.29)	(0.37)	(0.37)	(0.35)	(0.37)
Distributions from net realized gains	(0.05)	(0.03)	(0.02)	(0.10)	(0.07)
Total dividends and distributions	(0.34)	(0.40)	(0.39)	(0.45)	(0.44)
Net asset value, end of year	$13.41	$13.24	$12.74	$13.08	$13.56
Total investment return[2]	3.92%	7.18%	0.34%	(0.13)%	6.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%	0.67%	0.67%	0.67%	0.67%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.57%	0.61%	0.60%
Net investment income (loss)	2.30%	2.87%	2.84%	2.71%	2.73%
Supplemental data:
Net assets, end of year (000's)	$279,178	$298,844	$309,878	$323,715	$350,137
Portfolio turnover	10%	21%	19%	14%	15%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

167

Financial highlights

PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.00	$9.72	$10.03	$10.79	$9.94
Net investment income (loss)[1]	0.11	0.13	0.11	0.13	0.15
Net realized and unrealized gain (loss)	0.63	0.32	(0.26)	(0.63)	1.01
Net increase (decrease) from operations	0.74	0.45	(0.15)	(0.50)	1.16
Dividends from net investment income	(0.18)	(0.17)	—	(0.18)	(0.31)
Return of capital	—	—	(0.16)	(0.08)	—
Total dividends and return of capital	(0.18)	(0.17)	(0.16)	(0.26)	(0.31)
Net asset value, end of year	$10.56	$10.00	$9.72	$10.03	$10.79
Total investment return[2]	7.54%	4.75%	(1.50)%	(4.51)%	11.99%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%	1.09%[3]	1.09%[3]	1.11%[3]	1.08%[3]
Expenses after fee waivers and/or expense reimbursements	0.84%	0.84%[3]	0.90%[3]	0.92%[3]	0.85%[3]
Net investment income (loss)	1.07%	1.31%	1.12%	1.29%	1.52%
Supplemental data:
Net assets, end of year (000's)	$300,695	$328,278	$369,353	$403,015	$512,631
Portfolio turnover	136%	54%	221%	199%	38%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

168

Financial highlights

PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.73	$9.83	$10.09	$9.61	$9.72
Net investment income (loss)[1]	0.52	0.55	0.54	0.55	0.56
Net realized and unrealized gain (loss)	(0.40)	(0.10)	(0.25)	0.49	(0.11)
Net increase (decrease) from operations	0.12	0.45	0.29	1.04	0.45
Dividends from net investment income	(0.57)	(0.55)	(0.55)	(0.56)	(0.49)
Return of capital	—	—	—	—	(0.07)
Total dividends, distributions and return of capital	(0.57)	(0.55)	(0.55)	(0.56)	(0.56)
Net asset value, end of year	$9.28	$9.73	$9.83	$10.09	$9.61
Total investment return[2]	1.40%	4.80%	2.96%	11.07%	5.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%	1.09%[3]	1.07%	1.10%	1.11%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.91%	0.91%[3]	0.91%	0.92%	0.94%
Net investment income (loss)	5.53%	5.66%	5.44%	5.59%	6.00%
Supplemental data:
Net assets, end of year (000's)	$258,345	$302,015	$347,364	$376,424	$412,789
Portfolio turnover	82%	62%	63%	91%	103%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

169

Financial highlights

PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.51	$23.71	$23.66	$21.31	$23.68
Net investment income (loss)[1]	0.42	0.44	0.40	0.38	0.39
Net realized and unrealized gain (loss)	(2.82)	(0.42)	1.72	2.99	0.12
Net increase (decrease) from operations	(2.40)	0.02	2.12	3.37	0.51
Dividends from net investment income	(0.44)	(0.40)	(0.37)	(0.40)	(0.38)
Distributions from net realized gains	(0.86)	(1.82)	(1.70)	(0.62)	(2.50)
Total dividends and distributions	(1.30)	(2.22)	(2.07)	(1.02)	(2.88)
Net asset value, end of year	$17.81	$21.51	$23.71	$23.66	$21.31
Total investment return[2]	(12.24)%	1.28%	9.06%	16.03%	3.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.24%	1.21%	1.23%	1.22%	1.24%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.23%	1.21%	1.22%	1.20%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%	0.88%	0.87%	0.88%	0.89%
Net investment income (loss)	2.16%	2.01%	1.69%	1.70%	1.87%
Supplemental data:
Net assets, end of year (000's)	$760,606	$1,008,741	$1,184,977	$1,197,155	$1,160,287
Portfolio turnover	72%	81%	68%	71%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

170

Financial highlights

PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$25.37	$28.01	$25.94	$23.03	$26.83
Net investment income (loss)[1]	0.04	(0.00)[4]	0.01	0.07	0.00[4]
Net realized and unrealized gain (loss)	5.90	1.84	4.70	3.64	0.12
Net increase (decrease) from operations	5.94	1.84	4.71	3.71	0.12
Dividends from net investment income	(0.04)	(0.01)	(0.03)	(0.08)	—
Distributions from net realized gains	(3.75)	(4.47)	(2.61)	(0.72)	(3.92)
Total dividends and distributions	(3.79)	(4.48)	(2.64)	(0.80)	(3.92)
Net asset value, end of year	$27.52	$25.37	$28.01	$25.94	$23.03
Total investment return[2]	26.72%	10.34%	19.03%	16.75%	1.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[3]	0.90%[3]	0.90%[3]	0.93%[3]	0.93%[3]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.89%[3]	0.92%[3]	0.92%[3]
Net investment income (loss)	0.17%	(0.01)%	0.03%	0.32%	0.01%
Supplemental data:
Net assets, end of year (000's)	$1,099,813	$1,156,162	$1,327,262	$1,270,696	$1,214,069
Portfolio turnover	42%	34%	41%	40%	33%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

4  Amount represents less than $0.005 per share.

171

Financial highlights

PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$19.36	$21.69	$21.47	$19.35	$21.30
Net investment income (loss)[1]	0.12	0.13	0.11	0.17	0.10
Net realized and unrealized gain (loss)	(1.86)	(1.31)	2.55	2.81	0.08
Net increase (decrease) from operations	(1.74)	(1.18)	2.66	2.98	0.18
Dividends from net investment income	(0.17)	(0.16)	(0.05)	(0.30)	(0.14)
Distributions from net realized gains	—	(0.99)	(2.39)	(0.56)	(1.99)
Total dividends and distributions	(0.17)	(1.15)	(2.44)	(0.86)	(2.13)
Net asset value, end of year	$17.45	$19.36	$21.69	$21.47	$19.35
Total investment return[2]	(9.12)%	(4.49)%	13.07%	15.41%	1.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.09%[3]	1.07%[3]	1.07%	1.09%[3]	1.11%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.04%[3]	1.04%[3]	1.06%	1.07%[3]	1.11%
Net investment income (loss)	0.65%	0.69%	0.50%	0.82%	0.53%
Supplemental data:
Net assets, end of year (000's)	$338,418	$421,054	$517,363	$503,464	$490,762
Portfolio turnover	59%	68%	60%	102%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

172

Financial highlights

PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.21	$20.85	$17.82	$15.21	$21.40
Net investment income (loss)[1]	(0.08)	(0.10)	(0.10)	(0.08)	(0.08)
Net realized and unrealized gain (loss)	1.81	0.51	4.14	2.69	(2.33)
Net increase (decrease) from operations	1.73	0.41	4.04	2.61	(2.41)
Distributions from net realized gains	(2.55)	(3.05)	(1.01)	—	(3.78)
Net asset value, end of year	$17.39	$18.21	$20.85	$17.82	$15.21
Total investment return[2]	10.64%	4.83%	23.46%	17.16%	(11.07)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%[3]	1.07%[3]	1.06%[3]	1.11%	1.13%[4]
Expenses after fee waivers and/or expense reimbursements	1.08%[3]	1.07%[3]	1.05%[3]	1.07%	1.09%[4]
Net investment income (loss)	(0.49)%	(0.52)%	(0.52)%	(0.49)%	(0.52)%
Supplemental data:
Net assets, end of year (000's)	$383,461	$433,053	$518,869	$469,557	$444,300
Portfolio turnover	89%	135%	99%	93%	98%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

173

Financial highlights

PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.90	$16.93	$16.13	$14.11	$14.97
Net investment income (loss)[1]	0.24	0.29	0.28	0.31	0.26
Net realized and unrealized gain (loss)	(0.17)	(1.13)	0.88	2.03	(0.88)
Net increase (decrease) from operations	0.07	(0.84)	1.16	2.34	(0.62)
Dividends from net investment income	(0.40)	(0.31)	(0.36)	(0.32)	(0.24)
Distributions from net realized gains	(0.03)	(0.88)	—	—	—
Total dividends and distributions	(0.43)	(1.19)	(0.36)	(0.32)	(0.24)
Net asset value, end of year	$14.54	$14.90	$16.93	$16.13	$14.11
Total investment return[2]	0.30%	(4.27)%	7.14%	17.08%	(4.09)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.49%	1.60%	1.59%[3]	1.51%[3]	1.58%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.49%	1.60%	1.58%[3]	1.48%[3]	1.54%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.05%	1.05%	1.03%	1.09%	1.10%
Net investment income (loss)	1.70%	1.89%	1.66%	2.10%	1.90%
Supplemental data:
Net assets, end of year (000's)	$815,785	$948,956	$1,138,165	$1,104,550	$924,833
Portfolio turnover	32%	46%	78%	81%	80%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

174

Financial highlights

PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.04	$13.65	$13.63	$11.45	$11.91
Net investment income (loss)[1]	0.15	0.19	0.16	0.16	0.12
Net realized and unrealized gain (loss)	0.81	(0.58)	0.03	2.14	(0.47)
Net increase (decrease) from operations	0.96	(0.39)	0.19	2.30	(0.35)
Dividends from net investment income	(0.15)	(0.22)	(0.17)	(0.12)	(0.11)
Net asset value, end of year	$13.85	$13.04	$13.65	$13.63	$11.45
Total investment return[2]	7.24%	(2.70)%	1.42%	20.18%	(2.82)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.51%[3]	1.49%[3]	1.50%[3]	1.59%[3]	1.69%[3]
Expenses after fee waivers and/or expense reimbursements	1.40%[3]	1.45%[3]	1.45%[3]	1.50%[3]	1.60%[3]
Net investment income (loss)	1.14%	1.45%	1.14%	1.33%	1.10%
Supplemental data:
Net assets, end of year (000's)	$345,431	$376,722	$437,363	$454,178	$394,346
Portfolio turnover	79%	52%	65%	65%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

175

Financial highlights

PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.46	$7.37	$7.42	$7.76	$7.28
Net investment income (loss)[1]	0.13	0.16	0.22	0.19	0.14
Net realized and unrealized gain (loss)	(1.31)	0.18	0.07	(0.21)	0.56
Net increase (decrease) from operations	(1.18)	0.34	0.29	(0.02)	0.70
Dividends from net investment income	(0.39)	(0.25)	(0.30)	(0.32)	(0.22)
Distributions from net realized gains	—	—	(0.04)	—	—
Total dividends and distributions	(0.39)	(0.25)	(0.34)	(0.32)	(0.22)
Net asset value, end of year	$5.89	$7.46	$7.37	$7.42	$7.76
Total investment return[2]	(16.85)%	4.92%	3.68%	0.19%	10.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[3]	1.57%[3]	1.53%[3]	1.58%[3]	1.59%
Expenses after fee waivers and/or expense reimbursements	1.20%[3]	1.20%[3]	1.20%[3]	1.21%[3]	1.20%
Net investment income (loss)	1.97%	2.20%	3.08%	2.58%	2.07%
Supplemental data:
Net assets, end of year (000's)	$87,866	$121,187	$137,069	$140,262	$151,565
Portfolio turnover	111%	68%	73%	98%	75%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

176

Financial highlights

PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.55	$10.78	$10.61	$10.38	$11.09
Net investment income (loss)[1]	(0.04)	0.03	0.01	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.52	0.03	0.16	0.28	(0.31)
Net increase (decrease) from operations	0.48	0.06	0.17	0.23	(0.34)
Dividends from net investment income	(0.02)	—	—	—	(0.37)
Distributions from net realized gains	—	(0.29)	—	—	—
Total dividends and distributions	(0.02)	(0.29)	—	—	(0.37)
Net asset value, end of year	$11.01	$10.55	$10.78	$10.61	$10.38
Total investment return[2]	4.46%	0.90%	1.32%	2.41%	(3.13)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.56%	2.42%	2.13%	2.04%	1.77%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.38%	2.35%	2.04%	1.94%	1.69%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.62%	1.53%	1.52%	1.53%
Net investment income (loss)	(0.35)%	0.33%	0.08%	(0.48)%	(0.30)%
Supplemental data:
Net assets, end of year (000's)	$450,402	$520,531	$615,778	$650,347	$712,676
Portfolio turnover	491%	447%	346%	292%	221%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

177

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Appendix A

Introductory Note:

This appendix is provided for ERISA accounts pursuant to conditions imposed by a grant of individual exemptions by the Department of Labor.

The Notice of Proposed Exemption and related Grant of Individual Exemptions reproduced below date from 1996. The factual information contained therein was accurate as of that time; however, the funds have changed over the years. The information contained elsewhere in this prospectus is more current and should be relied upon where there are differences. For example:

•  the name of the Trust is now PACE Select Advisors Trust;

•  Mitchell Hutchins Asset Management Inc.'s role has been taken over by its sister company, UBS Asset Management (Americas) Inc. and PaineWebber Incorporated is now UBS Financial Services Inc.;

•  PaineWebber Managed Accounts Services (PMAS) is now known as Advisory and Consulting Services Department (ACS) of UBS Financial Services Inc.; and

•  certain fee arrangements have changed, new funds have been established and a number of subadvisors have been replaced.

This document has been prepared by PAINEWEBBER Incorporated as a copy of the notice that appeared in the (FEDERAL REGISTER on FRIDAY, MARCH 22, 1996 (VOL. 61, N0. 57 AT 11882).

PaineWebber Incorporated (PaineWebber) located in New York, NY  [Application No. D-09818]

Proposed Exemption

Based on the facts and representations set forth in the application, the Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).1

Section I. Covered Transactions

If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by

1  For purposes of this proposed exemption, reference to provisions of Title I of the Act, unless otherwise specified, refer also to the corresponding provisions of the Code.

PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

This proposed exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a)  The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b)  As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40 Act) by PMAS and its affiliates in connection with the transactions.

(c)  No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d)  The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e)  PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f)  Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g)  PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all available Portfolios.

(h)  With the exception of the PACE Money Market Investments Portfolio, any subadvisor (the Subadvisor) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i)  The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j)  With respect to its participation in the PACE Program prior to purchasing Trust shares,

(1)  Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

(A)  A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

(B)  Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C)  An investor questionnaire.

(D)  A written analysis of PMAS's asset allocation decision and recommendation of specific Portfolios.

(E)  A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

(F)  Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreement between Mitchell Hutchins and the Subadvisors.

(G)  Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

(2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will—

(A)  Make copies of the foregoing documents available to Directing Participants.

(B)  Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

(3)  If accepted as an investor in the PACE Program, an Independent Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(l) of this Section II.

(4)  With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is—

(A)  Independent of PaineWebber and its affiliates;

(B)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

(C)  Able to make an informed decision concerning participation in the PACE Program.

(5)  With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is—

(A)  Independent of PMAS and its affiliates;

(B)  Capable of making an independent decision regarding the investment of Plan assets;

(C)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

(D)  Able to make an informed decision concerning participation in the PACE Program.

(k)  As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

(1)  Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

(2)  Telephone quotations from PaineWebber of such Plan's account balance.

(3)  A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

(4)  The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

(5)  A written quarterly monitoring report that includes a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); an investment outlook summary containing market commentary; and the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(6)  A statement, furnished at least quarterly or annually, specifying—

(A)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

(B)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

(C)  The average brokerage commissions per share by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

(D)  The average brokerage commissions per share by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

(7)  Periodic meetings with a PaineWebber Investment Executive by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l)  In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided directly by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS.

(m)  If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n)  The books and records of the Trust are audited annually by independent, certified public accountants and all investors receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o)  PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that—

(1)  A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

(2)  No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(1) of this Section II below.

(p)  (1)  Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

(A)  Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

(B)  Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C)  Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D)  Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p)  (2)  None of the persons described above in paragraphs (p)(l)(B)-(p)(l)(D) of this paragraph (P) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:

(a)  The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes—

(1)  Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

(2)  Any officer, director or partner in such person, and

(3)  Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c)  The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d)  The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

(1)  A Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan;

(2)  A participant in a Keogh Plan;

(3)  An individual covered under a self-directed IRA which invests in Trust shares;

(4)  An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

(5)  A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e)  The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f)  The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

  Effective Date: If granted, this proposed exemption will be effective as of August 18, 1995.

Summary of Facts and Representations

1.  The parties to the transactions are as follows:

(a)  PaineWebber Group (Paine Webber Group), located in New York, New York, is the parent of PaineWebber. Paine Webber Group is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Paine Webber Group conducts its businesses in part through PMAS, a division of PaineWebber and Mitchell Hutchins, a wholly owned subsidiary of PaineWebber. PaineWebber Group is a member of all principal securities and commodities exchanges in the

United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although Paine Webber Group is not an operating company and, as such, maintains no assets under management, as of September 30, 1994, Paine Webber Group and its subsidiaries rendered investment advisory services with respect to $36.1 billion in assets.

(b)  PaineWebber, whose principal executive offices are located in New York, New York, provides investment advisory services to individuals, banks, thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations, corporations and other business and government entities. PaineWebber is also responsible for securities underwriting, investment and merchant banking services and securities and commodities trading as principal and agent. PaineWebber serves as the dealer of Trust shares described herein.

(c)  PMAS, located in Weehawken, New Jersey is responsible for individual investor account management and investor consulting services. PMAS provides such services to the investors involved in various PaineWebber investment programs by providing asset allocation recommendations and related services with respect to their investments. PMAS provides investment consulting and advisory services to more than 40,000 accounts, with account sizes ranging from institutional accounts in excess of $650 million in assets to individual accounts with $100,000 minimum investments. PMAS provides investors in the Trust with asset allocation recommendations and related services with respect to investments in the Trust Portfolios.

(d)  Mitchell Hutchins, which is located in New York, New York, is a registered investment adviser under the Investment Adviser's Act of 1940 (the Advisers Act) and a wholly owned subsidiary of PaineWebber. Mitchell Hutchins provides investment advisory and asset management services to investors and develops and distributes investment products, including mutual funds and limited partnerships. Mitchell Hutchins also provides financial services to over $24.8 billion in client assets representing twenty-eight investment companies with fifty-five separate portfolios. Mitchell Hutchins is providing investment management and administrative services with respect to the Trust and investment advisory services with respect to one of the Trust's Portfolios.

(e)  State Street Bank and Trust Company (State Street), located in North Quincy, Massachusetts, serves as the custodian of assets for the Trust. State Street is not affiliated with PaineWebber and its affiliates. It provides a full array of integrated banking products, focusing on servicing financial assets (i.e., asset custody, cash management, securities lending, multi-currency accounting and foreign exchange), managing assets and commercial lending. As of September 30, 1994, State Street rendered custodian services with respect to approximately $1.6 trillion in assets and provided investment management services to approximately $155 billion in assets.

(f)  PFPC, Inc. (PFPC), a subsidiary of PNC Bank, National Association, and whose principal address is in Wilmington, Delaware, serves as the Trust's transfer and dividend disbursing agent. PFPC is not affiliated with PaineWebber and its affiliates. PFPC provides a complete range of mutual fund administration and accounting services to a diverse product base of domestic and international investment portfolios. PFPC is also one of the nation's leading providers of transfer and shareholder servicing services to mutual funds and asset management accounts. As of September 30, 1994, PFPC rendered accounting and administration services to over 400 mutual funds and provided transfer agency, dividend disbursing and/or shareholder servicing services with respect to more than 3.1 million shareholder accounts.

2.  The Trust is a no load, open-end, diversified management investment company registered under the '40 Act. The Trust was organized as a Delaware business trust on September 9, 1994 and it has an indefinite duration. As of November 6, 1995, the Trust had $184 million in net assets. The Trust presently consists of twelve different portfolios which will pay dividends to investors. The composition of the Portfolios will cover a spectrum of investments ranging from foreign and US Government-related securities to equity and debt securities issued by foreign and domestic corporations. Although a Portfolio of the Trust is permitted to invest its assets in securities issued by PaineWebber and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will never exceed one percent. With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios are being initially offered to the public at a net asset value of $10 per share. Shares in the PACE Money Market Investments Portfolio are being initially offered to the public at a net asset value of $1.00 per share.

3.  Mitchell Hutchins serves as the distributor of Trust shares and PaineWebber serves as the dealer with respect to shares of the Portfolios.2 Such shares are being offered by PaineWebber at no load, to participants in the PACE Program. The PACE Program is an investment service pursuant to which PMAS provides participants in the PACE Program with asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. As stated above, State Street will serve as the custodian of each Portfolio's assets and PFPC serves as the Portfolio's transfer and dividend disbursing agent.

To participate in the PACE Program, each investor must open a brokerage account with PaineWebber.3 The minimum initial investment in the PACE Program is $10,000.

Although PaineWebber anticipates that investors in the Trust will initially consist of institutions and individuals, it is proposed that prospective investors will include Plans for which PaineWebber may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PaineWebber or an affiliate serves as a prototype

2  As distributor or principal underwriter for the Trust, Mitchell Hutchins will use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Pursuant to a separate dealer agreement with Mitchell Hutchins, PaineWebber will sell Trust shares to investors.

  However, neither Mitchell Hutchins nor PaineWebber will receive any compensation for their services as distributor or dealer of Trust shares. According to the applicants, Mitchell Hutchins and PaineWebber may be regarded as having an indirect economic incentive by virtue of the fact that Mitchell Hutchins and PaineWebber will be paid for the services they provide to the Trust in their respective capacities as investment manager and administrator of the Trust (Mitchell Hutchins) and as the provider of asset allocation and related services (PaineWebber, through PMAS).

3  According to the Statement of Additional Information that accompanies the Prospectus for the PACE Program, shares in the Trust are not certificated for reasons of economy and convenience. However, PFPC maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PaineWebber represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.

  As for voting rights, PaineWebber states that they are accorded to recordholders of Trust shares. PaineWebber notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, PaineWebber believes that most Plans will pass the vote through to Directing Participants on a pro-rata basis.

sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.4

The applicants represent that the initial purchase of shares in the Trust by a Plan participating in the PACE Program may give rise to a prohibited transaction where PaineWebber, or an affiliate thereof, is a party in interest with respect to the Plan. PaineWebber also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PaineWebber and the Plan may have been established at that point.

Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by a Plan participating in the PACE Program where PaineWebber does not (a) sponsor the Plan (other than as prototype sponsor) or (b) have discretionary authority over such Plan's assets.5 No commissions or fees will be paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the proposed exemption will be effective as of August 18, 1995.

4.  Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees). The Trustees will approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios.

5.  Mitchell Hutchins also serves as the investment manager to each Portfolio. Under its investment management and administration agreement with the Trust, Mitchell Hutchins will provide certain investment management and administrative services to the Trust and the Portfolios that, in part, involve calculating each Portfolio's net asset value6 and, with the exception of the PACE Money Market Investments Portfolio (for which Mitchell Hutchins will exercise investment discretion), making recommendations to the Board of Trustees of the Trust regarding (a) the investment policies of each Portfolio and (b) the selection and retention of the Subadvisors who will exercise investment discretion with respect to the assets of each Portfolio.7

The Subadvisors will provide discretionary advisory services with respect to the investment of the assets of the respective Portfolios (other than the PACE Money Market Investments Portfolio) on the basis of their performance in their respective areas of expertise in asset management. With the exception of the PACE Money Market Investments Portfolio which will be advised by Mitchell Hutchins, PaineWebber represents that all of the Subadvisors, will be independent of, and will remain independent of PaineWebber and/or its affiliates. The Subadvisors will be registered investment advisers under the Advisers Act and maintain their principal executive offices in various regions of the United States.

The administrative services for which Mitchell Hutchins will be responsible include the following: (a) supervising all aspects of the operations of the Trust and each Portfolio (e.g., oversight of transfer agency, custodial, legal and accounting services; (b) providing the Trust and each Portfolio with corporate, administrative and clerical personnel as well as maintaining books and records for the Trust and

4  The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the PACE Program by an Independent Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Fiduciary must act prudently with respect to the decision to enter into the PACE Program with PMAS as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to PaineWebber and its affiliates. The Department expects an Independent Fiduciary, prior to entering into the PACE Program, to understand fully all aspects of such arrangement following disclosure by PMAS of all relevant information.

5  PaineWebber represents that to the extent employee benefit plans that are maintained by PaineWebber purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). PaineWebber further represents that, although the exemptive relief proposed above would not permit PaineWebber or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

6  The net asset value of each Portfolio's shares, except for the PACE Money Market Investments Portfolio, fluctuates and is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4:00 p.m. Eastern Time) each business day. The net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12:00 p.m. each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

7  Subject to the supervision and direction of the Trustees, Mitchell Hutchins will provide to the Trust investment management evaluation services principally by performing initial review on prospective Subadvisors for each Portfolio and thereafter monitoring each Subadvisor's performance. In evaluating prospective Subadvisors, Mitchell Hutchins will consider, among other factors, each Subadvisor's level of expertise, consistency of performance and investment discipline or philosophy. Mitchell Hutchins will have the responsibility for communicating performance expectations and evaluations to the Subadvisors and ultimately recommending to the Trustees whether a Subadvisor's contract should be continued.

each Portfolio; (c) arranging for the periodic preparation, updating, filing and dissemination of the Trust's Registration Statement, proxy materials, tax returns and required reports to each Portfolio's shareholders and the SEC, as well as other federal or state regulatory authorities; (d) providing the Trust and each Portfolio with, and obtaining for it, office space, equipment and services; (e) providing the Trustees with economic and investment analyses and reports, and making available to the Trustees, upon request, any economic, statistical and investment services. These administrative services do not include any management services that might be performed by Mitchell Hutchins. As noted in Representations 17 and 18, Mitchell Hutchins is separately compensated for management services rendered to the Trust.

6.  Through the PACE Program, PMAS is providing a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, PMAS will furnish copies of an investor questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to an Independent Fiduciary of a Title I Plan that does not permit individually-directed investments, to an Independent Fiduciary of an IRA or a Keogh Plan, or to a Directing Participant of a Section 404(c) Plan. Although the contents of the questionnaire may vary somewhat depending upon the type of Plan investing in the PACE Program, for a particular Plan, the same questionnaire will be given to each participant.

In the case of a Section 404(c) Plan where an Independent Fiduciary has established an Undisclosed Account with PaineWebber in the name of the Plan, PMAS will provide investor questionnaires to each Directing Participant through PaineWebber Investment Executives (who are registered representatives of PaineWebber), via the Plan's benefits personnel or independent recordkeeper (the Recordkeeper), or by other means requested by the Independent Fiduciary. The appli-

cants recognize that Section 404(c) Plans typically employ a Recordkeeper to assist the Independent Fiduciary with maintaining Plan-related data which is used to generate benefit status reports, regulatory compliance reports and participant- and Plan-level investment performance reports. Therefore, the Undisclosed Account arrangement is intended to coordinate with the functions traditionally provided to Section 404(c) Plans by their Recordkeepers.8

7.  Based upon data obtained from the investor questionnaire, PMAS will evaluate the investor's risk tolerances and investment objectives. PMAS will then recommend, in writing, an appropriate allocation of assets among suitable Portfolios that conforms to these tolerances and objectives.

PaineWebber represents that PMAS will not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, PaineWebber represents that all of PMAS's recommendations and evaluations will be presented to the Independent Fiduciary and will be implemented only if accepted and acted upon by such fiduciary.

In the case of a Section 404(c) Plan, PaineWebber represents that Directing Participants in such Plan will be presented with recommendations and evaluations that are tailored to the responses provided by that Directing Participant in his or her questionnaire. PMAS's recommendations will be disseminated to Directing Participants in accordance with procedures established for the Plan.

After receipt of PMAS's initial recommendations, which may or may not be adopted, the Independent Fiduciary or Directing Participant, as applicable, will select the specific Portfolios. PMAS will continue to recommend to Independent Fiduciaries or Directing Participants asset allocations among the selected Portfolios.

8.  Aside from the investor questionnaire, in order for a Plan to participate in the PACE Program, PaineWebber or PMAS will provide an Independent

8  The applicants wish to emphasize that the PACE Program can currently be provided to participants in Section 404(c) Plans on either an Undisclosed Account or a disclosed account (the Disclosed Account) basis (i.e., where the Independent Fiduciary opens a separate PACE Program account with PaineWebber for each Directing Participant). In this regard, the applicants note that PaineWebber presently offers the PACE Program on a Disclosed Account arrangement to IRAs and Keogh Plans. However, for other Section 404(c) Plans such as those that are covered under the provisions of section 401(k) of the Code, PaineWebber prefers not to establish Disclosed Accounts for individual participants because of servicing and other administrative matters typically undertaken by such Plan's Recordkeepers. The applicants note that from the participant's perspective, there is no difference in the nature of the services provided under the PACE Program regardless of whether the participant's investment is held through a "Disclosed" or "Undisclosed" Account arrangement. The applicants state that these designations are primarily internal distinctions relating to whether the participant's name appears in the account set-up and reflects differences in the applicable sub-accounting functions.

  Notwithstanding the above, the Department wishes to point out that, regardless of the arrangement negotiated with PaineWebber, an Independent Fiduciary of a Section 404(c) Plan has the responsibility to disseminate all information it receives to each Directing Participant investing in the PACE Program.

Fiduciary with a copy of the Trust Prospectus discussing (a) the investment objectives of the Portfolios comprising the Trust, (b) the policies employed to achieve these objectives, (c) the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their subsidiaries, and (d) the compensation paid to such entities by the Trust and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to PaineWebber, the Independent Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes, in further detail, the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. Further, each Independent Fiduciary will be given a copy of the investment advisory agreement between PMAS and such Plan relating to participation in the PACE Program, including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon oral or written request to the Trust, PaineWebber will also provide an Independent Fiduciary with a copy of the respective investment advisory agreements between Mitchell Hutchins and the Subadvisors.

In the case of a Section 404(c) Plan, depending on the arrangement negotiated with the Independent Fiduciary, PaineWebber represents that the Independent Fiduciary will make available copies of the foregoing documents to Directing Participants.

In addition, Independent Fiduciaries and, if applicable, Directing Participants, will receive introductory documentation regarding the PACE Program in marketing materials and in other communications. Further, depending upon the arrangement negotiated between PMAS and the Independent Fiduciary, a PaineWebber Investment Executive will meet with a Directing Participant, upon oral or written request, to discuss the services offered under the PACE Program, including the rebalancing feature described in Representation 12, as well as the operation and objectives of the Portfolios.9

9.  If accepted as an investor in the PACE Program, an Independent Fiduciary will be required by PMAS to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the documents referred to in Representation 8. With respect to a Plan that is covered by Title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, PMAS will require that such Independent Fiduciary acknowledge in writing receipt of such documents and represent to PaineWebber that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets, (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (d) able to make an informed decision concerning participation in the PACE Program.

With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent, in writing, to PMAS that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (c) able to make an informed decision concerning participation in the PACE Program.

10.  After the selection of specific Portfolios by an Independent Fiduciary or a Directing Participant,10 PMAS will continue to provide recommendations to such persons relating to asset allocations among the selected Portfolios. However, with respect to a Section 404(c) Plan in which at least three Portfolios may be selected by the Independent Fiduciary, PMAS's initial asset allocation recommendation to Directing Participants will be limited to fthe suggested Portfolios offered under the Plan. PMAS anticipates that it may also work with the Independent Fiduciary of a Section 404(c) Plan to assist the fiduciary in (a) identifying and drafting investment objectives, (b) selecting suitable investment categories or actual Portfolios to be offered to Directing Participants or (c) recommending appropriate long-term investment allocations to a Directing Participant, if this individual receives such advice.

An Independent Fiduciary or a Directing Participant will be permitted to change his or her investment allocation by specifying the new allocation in writing or by other means authorized by the Plan (e.g., by use of a kiosk). Although PaineWebber currently imposes no limitation on the frequency with which an Independent Fiduciary or a Directing Participant may change his or her prescribed asset

9  The Department is expressing no opinion as to whether the information provided under the PACE Program is sufficient to enable a Directing Participant to exercise independent control over assets in his or her account as contemplated by Section 404(c) of the Act.

10  In the case of a Section 404(c) Plan, PMAS will receive electronically from the Recordkeeper each participant's investment selections.

allocation, PaineWebber reserves the right to impose reasonable limitations.

11.  Depending on the arrangement negotiated with PMAS, PaineWebber will provide each Independent Fiduciary with the following information: (a) Written confirmations of each purchase and redemption of shares of a Portfolio; (b) daily telephone quotations of such Plan's account balance; (c) a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account; and (d) a quarterly, written investment performance monitoring report.

The monthly account statement will include, among other information: (a) cash flow and transaction activity during the month, including purchase, sale and exchange activity and dividends paid or reinvested; (b) unrealized gains or losses on Portfolio shares held; and (c) a summary of total earnings and capital returns on the Plan's PACE Program Portfolio for the month and year-to-date. The quarterly investment performance report will include, among other information, the following: (a) a record of the performance of the Plan's PACE Program portfolio for the quarter and since inception showing rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period)11; (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each Portfolio. In addition, to the extent required by the arrangement negotiated with the Independent Fiduciary, the quarterly performance monitoring report will (a) contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the investment objectives are being met, and (b) recommend, from time to time, changes in Portfolio allocations. The quarterly performance monitoring report is described in the summary of the PACE Program contained in the Trust Prospectus.

With respect to a Section 404(c) Plan, the quarterly investment performance report transmitted to the Independent Fiduciary will include the following aggregate information relative to the Undisclosed Account as well as market commentary: (a) a record of the performance of the Plan's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); and

(b) the Plan's actual investment portfolio with a breakdown of investments made in each Portfolio. As to each Directing Participant, PMAS will provide information to be contained in the quarterly performance monitoring report to such participants.

In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, PaineWebber will provide, as applicable, an Independent Fiduciary or a Directing Participant with written disclosures of (a) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (b) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (c) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (d) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

Further, the Independent Fiduciary or Directing Participant, as applicable, will have access to a PaineWebber Investment Executive for the discussion of the quarterly performance monitoring reports, the rebalancing feature described below in Representation 12 or any questions that may arise.

12.  Depending on the arrangement negotiated with PMAS, for any investor who so directs PMAS, the investor's Trust holdings will be automatically rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. PMAS will receive no additional compensation to provide this service. At both the Independent Fiduciary and Directing Participant levels, the rebalancing election will be made in writing or in any manner permitted by the Plan (e.g., in the case of a Section 404(c) Plan, electronic transmission by the Recordkeeper to PMAS of the Directing Participant's election). The election will be accompanied by a disclosure that is designed to provide the Independent Fiduciary and the Directing Participant, as applicable, with an understanding of the rebalancing feature. Disclosure of the rebalancing feature is included in the Prospectus for the PACE Program which will be provided to each Independent Fiduciary and Directing Participant.

It is currently anticipated that screening will be performed quarterly with respect to the PACE Program

11  The comparative index is a blended index of the individual Portfolio indices that are weighted by the allocation percentages corresponding to those holdings that make up the investor's total investment in the PACE Program.

accounts for which the investor has elected the rebalancing service and that rebalancing will be performed for each such account where any Portfolio allocation deviates from the allocation prescribed by the investor by the agreed-upon uniform threshold.12 The threshold for triggering rebalancing is a percentage (presently, 2 1/2 percent) that has been established by PaineWebber and is applied uniformly to all accounts subject to rebalancing. If PaineWebber were, in the future, to determine that this uniform threshold should be changed, PMAS would notify all investors (including Independent Fiduciaries and Directing Participants) who had elected the rebalancing feature. Then, in order to continue to provide this service, PMAS would need to obtain the consent of each such investor.

The applicants note that rebalancing is a feature that an investor chooses to apply indefinitely until the investor notifies PaineWebber that it wishes to have this service discontinued. After rebalancing has been discontinued, an investor may reactivate the rebalancing service by notifying PaineWebber in writing.

13.  PaineWebber notes that not all of the services described above will be provided to every Plan. The services that will be provided will depend on what is decided upon by the Independent Fiduciary. Assuming the Independent Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays PMAS. This is due to the bundled nature of the services provided in the PACE Program. For example, if the Independent Fiduciary were to limit the number of Portfolios available as investment options for its Plan participants, this might be deemed a reduction in the services available under the PACE Program that would not result in any reduction in the applicable Program fee. Similarly, under the PACE Program, an Independent Fiduciary of a Section 404(c) Plan may decide for its own reasons not to make the automatic rebalancing service available to Directing Participants. Under such circumstances, PMAS will not reduce its fees to reflect the absence of the provision of rebalancing services to the Plan. Further, under the particular arrangement which it has negotiated with PMAS, the Independent Fiduciary may or may not request PaineWebber Investment Executives to make presentations or be available to meet with Directing Participants.

Thus, an Independent Fiduciary may choose all, some or none of the PACE Program's optional services. If an Independent Fiduciary selects all of these services, the Plan will incur no greater an annual fee than had that Independent Fiduciary selected some or none of these services. The absence of a reduction in fees in the event not all services are requested is an issue that should be considered by the Independent Fiduciary.13 Nonetheless, the Applicants represent that the reduction in the types of services provided will not cause the fees paid to PaineWebber by a Plan under the PACE Program to violate section 408(b)(2) of the Act.

14.  Plans wishing to redeem their Trust shares may communicate their requests in writing or by telephone to PMAS. Redemption requests received in proper form prior to the close of trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio will be required to transmit redemption proceeds for credit to an investor's account with PaineWebber within 5 business days after receipt of the redemption request.14 In the case of an IRA or Keogh Plan investor, PaineWebber will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the PACE Money Market Investments

12  Currently, with regard to investors who have elected the rebalancing feature, rebalancing is effected by an automated, mechanical system that, as to each account: (a) Calculates the current allocation for each Portfolio based on the quarter-end net asset value; (b) compares the current allocation for each Portfolio with the allocation prescribed by the investor; (c) identifies for rebalancing all accounts with one or more Portfolios whose current allocation deviates by the agreed-upon threshold from the allocation prescribed by the investor; and (d) for each account which has been identified for rebalancing pursuant to (a)-(c), (1) calculates the dollar difference between the current allocation and the allocation prescribed by the investor, (2) reduces each Portfolio whose current allocation exceeds the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations, and (3) increases each Portfolio whose current allocation is less than the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations. This rebalancing is accomplished by automatically exchanging, in the order of the Portfolio's respective CUSIP numbers, a dollar-equivalent number of shares of each Portfolio to be reduced for the corresponding number of shares of a Portfolio to be increased until the current allocation is equal to the allocation prescribed by the investor. Valuation of the Portfolios is done as of the close of regular trading on the NYSE each business day.

13  In this regard, the Department emphasizes that it expects the Independent Fiduciary to consider prudently the relationship of the fees to be paid by the Plan to the level of services to be provided by PaineWebber. In response to the Department's concern over this matter, PaineWebber represents that it will amend the Trust Prospectus to include the following statement: "Investors who are fiduciaries or otherwise, in the process of making investment decisions with respect to Plans, should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber."

14  PaineWebber will provide clearance (on a fully disclosed basis), settlement and other back office services to other broker-dealers.

Portfolio) that may be affiliated with PaineWebber.15 In the case of Plans that are covered by Title I of the Act, the redemption proceeds will be invested by PaineWebber in accordance with the investment directions of the Independent Fiduciary responsible for the management of the Plan's assets. With respect to a Section 404(c) Plan, the treatment of such investment will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. In the event that the Independent Fiduciary does not give other investment directions, such assets will be swept into a no-load money market fund that may be affiliated with PaineWebber. No brokerage charge or commission is charged to the participant for this service.

Due to the high costs of maintaining small PACE Program (Plan) accounts, the Trusts may redeem all Trust shares held in a PACE Program account in which the Trust shares have a current value of $7,500 or less after the investor has been given at least thirty days in which to purchase additional Trust shares to increase the value of the account to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless PaineWebber is otherwise instructed.16

15.  Through the PACE Program, shares of a Portfolio may be exchanged by an investor for shares of another Portfolio at their respective net asset values and without the payment of an exchange fee. However, Portfolio shares are not exchangeable with shares of other PaineWebber group of funds or portfolio families.

With respect to brokerage transactions that are entered into under the PACE Program for a Portfolio, such transactions may be executed through PaineWebber and other affiliated broker-dealers, if in the judgment of Mitchell Hutchins or the Subadvisor, as applicable, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge comparable to those of other qualified broker-dealers.

16.  Each Portfolio will bear its own expenses, which generally include all costs that are not specifically borne by PaineWebber, Mitchell Hutchins or the Subadvisors. Included among a Portfolio's expenses will be costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees; nor will any Portfolio incur distribution expenses. Investment management fees payable to Mitchell Hutchins and the Subadvisors will be disclosed in the Trust Prospectus.

17.  As to each Plan, the total fees that are paid to PMAS and its affiliates will constitute no more than reasonable compensation.17 In this regard, for its services under the PACE Program, PMAS charges an investor a quarterly fee for asset allocation and related services. This "outside fee", will not be more than 1.50 percent on an annual basis of the maximum annual value of the assets in the investor's PACE Program account. Such fee may be paid either from the assets in the account or by separate check. A smaller outside fee may be charged depending on such factors as the size of the PACE Program account (e.g., PACE Program accounts in excess of $100,000), the number of Plan participants or the number of PACE Program accounts. The outside fee is charged directly to an investor and is neither affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores PMAS's advice.18 In the case of Plans, the outside fee may be paid by the Plan or the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA owner directly.

For Plan investors, the outside fee will be payable in full within five business days (or such other period as may be required under applicable law or regulation) after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the PACE Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the subsequent

15  The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by PaineWebber, of redemption proceeds in an affiliated money market fund and where the Plan investor has not given investment instructions. The applicants represent that to the extent PaineWebber is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

16  The thirty day limit does not restrict a Plan's ability to redeem its interest in the Trust. The thirty day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with PaineWebber to an amount in excess of $7,500. If desired, the Plan may still follow the redemption guidelines described above.

17  The applicants represent that PMAS and its affiliates will not receive 12b-1 Fees in connection with the transactions.

18  PaineWebber represents that the outside fee will not be imposed on the accounts of the PaineWebber Group and its subsidiaries, including PaineWebber, PMAS, Mitchell Hutchins or their subsidiaries, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicants state that this fee will be waived to encourage employees to invest in PaineWebber, although PaineWebber reserves the right to impose such fees. However, with respect to IRAs or Plans maintained by PaineWebber or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee will be based on the value of assets in the PACE Program measured as of the last calendar day of the previous quarter, and will be payable on the fifth business day of the current quarter.

If additional funds are invested in the Portfolios during any quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable five business days later. In the case of redemptions during a quarter, the fee shall be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter. If the net fee increase or decrease to an investor for additional purchases and/or redemptions during any one quarter is less than $20, the fee increase or decrease will be waived.

In addition, for investment management and administrative services provided to the Trust, Mitchell Hutchins will be paid, from each Portfolio, a fee which is computed daily and paid monthly at an annual rate ranging from .35 percent to 1.10 percent, of which the management fee component ranges from .15 percent to .90 percent on an annual basis, of each Portfolio's average daily net assets depending upon the Portfolio's objective.19 From these management fees, Mitchell Hutchins will compensate the applicable Subadvisor. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by Mitchell Hutchins to the Subadvisor, will vary from the annual rate of .15 percent to .40 percent depending on the Portfolio. With the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins is paid a management fee of 15 basis points, Mitchell Hutchins is retaining 20 basis points as a management fee from each remaining single Portfolio on investment assets attributable to the Plans. Pursuant to Transfer Agency and Service Agreements with the Trust, PFPC and State Street will be paid annual fees of $350,000 and $650,000, respectively, for transfer agent and custodial services.

18.  The management fees that are paid at the Portfolio level to Mitchell Hutchins and the Subadvisors are set forth in the following table. For purposes of the table, Mitchell Hutchins and a Subadvisor are referred to as "MH" and "SA," respectively. As noted in the table, the sum of the management fees retained by Mitchell Hutchins and the Subadvisor with respect to a Portfolio will equal the total management fee paid by that Portfolio.

Portfolio	MH management fee (percent)	SA retained fee (percent)	MH retained fee (percent)
PACE Money Market Investments	.15%	.00%	.15%
PACE Mortgage-Backed Securities Fixed Income Investments	.50	.25	.25
PACE Intermediate Fixed Income Investments	.40	.20	.20
PACE Strategic Fixed Income Investments	.50	.25	.25
PACE Municipal Fixed Income Investments	.40	.20	.20
PACE Global Fixed Income Investments	.60	.35	.25
PACE Large Company Value Equity Investments	.60	.30	.30
PACE Large Company Growth Equity Investments	.60	.30	.30
PACE Small/Medium Company Value Equity Investments	.60	.30	.30
PACE Small/Medium Company Growth Equity Investments	.60	.30	.30
PACE International Equity Investments	.70	.40	.30
PACE International Emerging Markets Investments	.90	.50	.40

PMAS is offsetting, quarterly, against the outside fee such amounts as is necessary to ensure that Mitchell Hutchins retains no more than 20 basis points as a management fee from any Portfolio on investment assets attributable to any Plan.20

The administrative services fee payable to Mitchell Hutchins is not being offset against the outside fee. Instead, that fee is being retained by Mitchell Hutchins.

19  The fees payable to Mitchell Hutchins under its investment management and administration agreement with the Trust are comprised of two components. One component is for administrative services provided to each Portfolio at the annual rate of .20 percent of each Portfolio's net assets. The second component is for investment management and related services provided to each Portfolio. The annualized fee range here is from .15 percent to .90 percent of the Portfolio's average daily net assets.

20  PaineWebber asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PaineWebber among the Portfolios (excluding the PACE Money Market Investments Portfolio for which a fee of 15 basis points will be charged).

19.  The following example demonstrates the operation of the fee offset mechanism, the calculation of the net inside fee, and the calculation of the total of a Plan investor's net outside fee and share of the investment management fees paid by the Portfolios in a given calendar quarter or year:

Assume that as of September 30, 1995, the net asset value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios: (1) PACE Money Market Investments in which the Plan made a $50 investment and from which Mitchell Hutchins would retain an inside fee of .15 percent; (2) PACE Intermediate Fixed Income Investments in which the Plan made a $200 investment and from which Mitchell Hutchins would retain an inside fee of .20 percent; (3) PACE Large Company Value Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would retain an inside fee of .30 percent; (4) PACE Small/Medium Company Growth Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent; and (5) PACE International Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent.

Assume that the Plan investor pays an outside fee of 1.50 percent so that the total outside fee for the calendar quarter October 1 through December 31, prior to the fee offset, would be as follows:

Portfolio	Amount invested	Maximum outside quarterly fee		Outside quarterly fee
PACE Money Market Investments	$50	1.50	% (.25)	$0.1875
PACE Intermediate Fixed Income Investments	200	1.50	% (.25)	.7500
PACE Large Company Value Equity Investments	250	1.50	% (.25)	.9375
PACE Small/Medium Company Growth Equity Investments	250	1.50	% (.25)	.9375
PACE International Equity Investments	250	1.50	% (.25)	.9375
Total Outside Fee Per Quarter	1,000	—		3.7500

Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a Reduction Factor to ensure that Mitchell Hutchins retains an inside fee of no more than 20 basis points from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

Portfolio	MH retained fee (percent)	Maximum MH fee (percent)	Reduction factor (percent)
PACE Money Market Investments	.15%	.15%	.00%
PACE Mortgage-Backed Securities Fixed Income Investments	.25	.20	.05
PACE Intermediate Fixed Income Investments	.20	.20	.00
PACE Strategic Fixed Income Investments	.25	.20	.05
PACE Municipal Fixed Income Investments	.20	.20	.00
PACE Global Fixed Income Investments	.25	.20	.05
PACE Large Company Value Equity Investments	.30	.20	.10
PACE Large Company Growth Equity Investments	.30	.20	.10
PACE Small/Medium Company Value Equity Investments	.30	.20	.10
PACE Small/Medium Company Growth Equity Investments	.30	.20	.10
PACE International Equity Investments	.30	.20	.10
PACE International Emerging Markets Investments	.40	.20	.20

Under the proposed fee offset, a Reduction Factor of .10 percent is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in PACE Large Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments and PACE International Equity Investments. As noted above, the PACE Money Market Investments Portfolio and the PACE Intermediate Fixed Income Investments Portfolio do not require the application of a Reduction Factor because the management fee retained by Mitchell Hutchins for managing these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows:

(.25)[($250).10% + ($250).10% +
($250).10%] = $0.1875 or $.19.

In the foregoing example, if the Plan investor elects to receive an invoice directly, the Plan investor would be mailed a statement for its PACE Program account on or about October 15, 1995. This statement would show the outside fee to be charged for the calendar quarter October 1 through

December 31, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to PMAS would be determined as follows:

$3.75 – $.19 = $3.56.

The Plan investor that elects to receive an invoice directly would be asked to pay the outside fee for that quarter within 30 days of the date on which the statement was mailed (e.g., November 15, 1995). If the outside fee were not paid by that date, PMAS would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the PACE Program Investment Advisory Agreement, and as described in the PACE Program Description appended to the Prospectus).21 A Plan investor that elects to have the outside fee debited from its account would receive, in November, a statement as of October 31 reflecting the outside fee and the quarterly offset therefrom.

Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the quarter, (a) the Plan investor's fees for the quarter for asset allocation and related services provided by PMAS (net outside fee) and (b) the fees paid by the Portfolios for investment management services provided by Mitchell Hutchins (inside fee) would be as follows:

$3.56 (net outside fee)+(.25) [($50+$200+$250+$250+$250).20%]
(administrative services fee)+(.25)

[($50).15% + ($200).20% + ($250 + $250 + $250).30%] (inside fee) = $4.74.

Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the year, the total net outside fee and inside fee borne by the Plan investor for the year would be as follows:

4 (($4.74) = $18.96 or 1.89% per $1,000 invested.

20.  PaineWebber notes that a potential conflict may exist by reason of the variance in retained inside fees between the different Portfolios. For example, Mitchell Hutchins will retain a lower inside fee with respect to assets invested in the PACE Money

Market Investments Portfolio than all other Portfolios. PaineWebber recognizes that this factor could result in the recommendation of a higher fee-generating Portfolio to an investing Plan. Nonetheless, PMAS will be subject to and intends to comply fully with the standards of fiduciary duty that require that it act solely in the best interest of the Plan when making investment recommendations.

21.  The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than sixty days after the close of each Trust fiscal year. All Trust financial statements will be prepared in accordance with generally accepted accounting principles and relevant provisions of the federal securities laws. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and SEC, at all times during regular business hours.

22.  In summary, it is represented that the transactions will satisfy the statutory criteria for an exemption under section 408(a) of the Act because:

(a)  The investment of a Plan's assets in the PACE Program will be made and approved by a Plan fiduciary or participant that is independent of PaineWebber and its affiliates such that the Independent Fiduciary or Directing Participant will maintain complete discretion with respect to participating in the PACE Program.

(b)  An Independent Fiduciary or Directing Participant will have full discretion to redeem his or her shares in the Trust.

(c)  No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust and PMAS nor will its affiliates receive 12b-1 Fees in connection with the transactions.

(d)  Prior to making an investment in the PACE Program, each Independent Fiduciary or Directing Participant will receive offering materials and disclosures from PMAS which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the PACE Program.

21  PaineWebber explains that the foregoing example illustrates the fact that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants also explain that PMAS does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid. Since the inside fee is paid at the end of each calendar month, the applicants further explain that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

(e)  PMAS will provide written documentation to an Independent Fiduciary or Directing Participant of its recommendations or evaluations based upon objective criteria.

(f)  With the exception of Mitchell Hutchins which will manage the PACE Money Market Investments Portfolio, any Subadvisor appointed to exercise investment discretion over a Portfolio will always be independent of PaineWebber and its affiliates.

(g)  The quarterly investment advisory fee that is paid by a Plan to PMAS for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points from any Portfolio (with the exception of the PACE Money Market Investments Portfolio) on investment assets attributable to the Plan investor. However, the quarterly fee paid to Mitchell Hutchins for administrative services will be retained by Mitchell Hutchins and will not be offset against the outside fee.

(h)  Each participating Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust that have been prepared by independent, certified public accountants and investment management fees paid by each Portfolio.

(i)  On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (2) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (3) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (4) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

40000-40004 Federal Register Vol. 61, No. 148	Wednesday, July 31, 1996
[Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818, et al.]	Notices

Grant of Individual Exemptions; PaineWebber Incorporated

Agency: Pension and Welfare Benefits Administration, Labor.

Action: Grant of individual exemptions.

Summary: This document contains exemptions issued by the Department of Labor (the Department) from certain of the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 (the Act) and/or the Internal Revenue Code of 1986 (the Code).

Notices were published in the Federal Register of the pendency before the Department of proposals to grant such exemptions. The notices set forth a summary of facts and representations contained in each application for exemption and referred interested persons to the respective applications for a complete statement of the facts and representations. The applications have been available for public inspection at the Department in Washington, D.C.. The notices also invited interested persons to submit comments on the requested exemptions to the Department. In addition the notices stated that any interested person might submit a written request that a public hearing be held (where appropriate). The applicants have represented that they have complied with the requirements of the notification to interested persons. No public comments and no requests for a hearing, unless otherwise stated, were received by the Department.

The notices of proposed exemption were issued and the exemptions are being granted solely by the Department because, effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type proposed to the Secretary of Labor.

Statutory Findings

In accordance with section 408(a) of the Act and/or section 4975(c)(2) of the Code and the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, 32847, August 10, 1990) and based upon the entire record, the Department makes the following findings:

(a)  The exemptions are administratively feasible;

(b)  They are in the interests of the plans and their participants and beneficiaries; and

(c)  They are protective of the rights of the participants and beneficiaries of the plans.

PaineWebber Incorporated (PaineWebber),
located in New York, NY [Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818]

Exemption

Section I. Covered Transactions

The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, a plan described in section 403(b) of the Code (the Section 403(b) Plan), an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under and permits participant selection as contemplated by the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

This exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a)  The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b)  As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment

Company Act of 1940 (the '40 Act) by PMAS and its affiliates in connection with the transactions.

(c)  No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d)  The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e)  PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f)  Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g)  PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

(h)  With the exception of the PACE Money Market Investments Portfolio, any subadvisor (the Subadvisor) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i)  The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j)  With respect to its participation in the PACE Program prior to purchasing Trust shares,

(1)  Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

(A)  A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

(B)  Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C)  An investor questionnaire.

(D)  A written analysis of PMAS's asset allocation recommendation of specific Portfolios.

(E)  A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

(F)  Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreements between Mitchell Hutchins and the Subadvisors.

(G)  Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

(2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will—

(A)  Make copies of the foregoing documents available to Directing Participants.

(B)  Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

(3)  If accepted as an investor in the PACE Program, an Independent Fiduciary of a Section 403(b) Plan, an IRA or a Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(1) of this Section II.

(4)  With respect to a Section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Fiduciary (i.e., the

Plan administrator, trustee, investment manager or named fiduciary). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is—

(A)  Independent of PaineWebber and its affiliates;

(B)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

(C)  Able to make an informed decision concerning participation in the PACE Program.

(5)  With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is

(A)  Independent of PMAS and its affiliates;

(B)  Capable of making an independent decision regarding the investment of Plan assets;

(C)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

(D)  Able to make an informed decision concerning participation in the PACE Program.

(k)  As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

(1)  Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

(2)  Telephone access to quotations from PaineWebber of such Plan's account balance.

(3)  A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

(4)  The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

(5)  A written quarterly monitoring report that includes (a) a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(6)  A statement, furnished at least quarterly or annually, specifying—

(A)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

(B)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

(C)  The average brokerage commissions per share that are paid by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

(D)  The average brokerage commissions per share that are paid by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

(7)  Periodic meetings with a PaineWebber Investment Executive (or the appropriate PaineWebber representative) by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l)  In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(m)  If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n)  The books and records of the Trust are audited annually by independent, certified public accountants and all investors are sent copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o)  PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that—

(1)  A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

(2)  No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(l) of this Section II below.

(p)  (1)  Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

(A)  Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

(B)  Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C)  Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D)  Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p)  (2)  None of the persons described above in paragraphs (p)(1)(B)-(p)(1)(D) of this paragraph (p) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(a)  The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes—

(1)  Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

(2)  Any officer, director or partner in such person, and

(3)  Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c)  The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d)  The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

(1)  A Plan administrator, trustee, investment manager or named fiduciary of a Section 404(c) Plan or a Section 403(b) Plan;

(2)  A participant in a Keogh Plan;

(3)  An individual covered under a self-directed IRA which invests in Trust shares;

(4)  An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

(5)  A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e)  The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f)  The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

Effective date: This exemption will be effective as of August 18, 1995.

For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on March 22, 1996 at 61 FR 11882.

Written Comments

The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment was submitted by PaineWebber, PMAS and Mitchell Hutchins (collectively, the Applicants). Their comment is broken down into the areas discussed below.

(1)  Section 403(b) Plan Participation. In addition to IRAs, Keogh Plans, Section 404(c) Plans and other types of employee benefit plans that will participate in the PACE Program, the Applicants represent that they wish to offer shares in the Trust to Plans that are described in section 403(b) of the Code. Therefore, the Applicants have requested that the Department include references to Section 403(b) Plans in the exemptive language set forth in Section I, in the conditional language set forth in Sections II(j)(3) and III(d)(1) and in Representation 6 of the Summary of Facts and Representations (the Summary). The Department has revised the Notice accordingly.

(2)  Available Portfolios. Section II(g) of the Notice states that PMAS will provide investment advice in writing to an Independent Fiduciary or a Directing Participant with respect to all available Portfolios offered by the Trust. The Applicants note, however, that, in the case of a Section 404(c) Plan, an Independent Fiduciary will determine the initial array of Portfolios among which the Directing Participants may allocate Plan assets, and that such fiduciary may decide to include less than all of the Portfolios in that array. Therefore, the Applicants have requested that the Department revise Section II(g) of the Notice as follows to make it clear that "available" Portfolios are those that will be selected by the Independent Fiduciary under such circumstances:

(g)  PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

The Department has made the change requested by the Applicants.

(3)  Independent Fiduciary Role. With respect to a Section 404(c) Plan, Section II(j)(4) of the Notice states that written acknowledgement of the receipt of initial disclosures from PaineWebber will be provided by the Independent Fiduciary who may be the Plan administrator, trustee, investment manager or the named fiduciary, as the record holder of Trust shares. The Applicants wish to clarify that because the trustee of a trust is generally the legal owner of trust assets, the Plan trustee rather than the Independent Fiduciary is the actual recordholder of Trust shares. Therefore, the Applicants request that the Department revise Section II(j)(4) of the Notice to read as follows:

(4)  With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary).

The Department has amended the Notice in this regard.

(4)  Directing Participant Disclosure. Section II(1) of the Notice states, in relevant part, that if an Independent Fiduciary of a Section 404(c) Plan has established an Undisclosed Account with PaineWebber, certain disclosures will be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated with PMAS. In an effort to reflect the manner in which that information will be distributed or made available to Directing Participants and/or to the Independent Fiduciaries of Section 404(c) Plans, the Applicants request that the Department modify Section II(l) of the Notice.

The Department has amended Section II(1) of the Notice to read as follows:

(1)  In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(5)  Description of PaineWebber Group and PaineWebber. Representation 1(a) of the Summary, states, in part, that the PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It is also represented that PaineWebber Group holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although the Applicants furnished this information to the Department, they wish to clarify that these representations pertain to PaineWebber rather than to the Paine Webber Group. Therefore, they request that the Department make appropriate changes to the Summary.

The Department has revised the language in Representation 1(b) of the Summary as follows:

  PaineWebber is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It also holds memberships or associate memberships on several principal foreign securities and commodities exchanges.

(6)  Net Asset Value Per Share. In pertinent part, Representation 2 of the Summary states that with the exception of the PACE Money Market Investments Portfolio, shares in the Trust were initially offered to the public by PaineWebber at a net asset value of $10 per share and that shares in the PACE Money Market Investments Portfolio are being offered to the public at a net asset value of $1.00 per share. The Applicants wish to clarify that with the exception of the PACE Money Market Investments Portfolio in which shares are offered to the public at a net asset value of $1.00 per share, shares in the other Portfolios were initially offered to the public at a net asset value of $12 per share.

Accordingly, the Department has revised the sixth and seventh sentences of Representation 2 to read as follows:

With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios were initially offered to the public at a net asset value of $12 per share. Shares in the PACE Money Market Investments Portfolio are offered to the public at a net asset value of $1.00 per share.

(7)  Minimum Investments. The second paragraph of Representation 3 of the Summary states, in part, that the minimum initial investment for a prospective investor in the PACE Program is $10,000. The Applicants note, however, that the minimum initial investment threshold for an investor is currently $25,000 and not $10,000. For Plan investors and Uniform Gift or Transfer to Minors Accounts, the Applicants wish to clarify that the minimum initial investment is presently $10,000.

The Department has revised part of Representation 3 to read as follows:

***The minimum initial investment in the PACE Program currently is $25,000 (except for Plans and Uniform Gift or Transfer to Minors Accounts, for which the minimum initial investment is currently $10,000).

(8)  Valuation of Portfolio Shares. Footnote 10 of the Summary states, in part, that the net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12 p.m. each business day. To indicate that the net asset value of all Portfolio shares, including shares of the PACE Money Market Investments Portfolio, is being determined as of the close of regular trading on the New York Stock Exchange (currently 4 p.m., Eastern Time) each business day, the Applicants request that the Department modify Footnote 10 of the Summary.

The Department has modified Footnote 10 to read as follows:

The net asset value of each Portfolio's shares is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4 p.m., Eastern Time) each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

In addition, the Applicants have requested that Footnote 16 of the Summary be revised to incorporate the following language:

***The net asset value of each Portfolio's shares is determined as of the close of regular trading on the NYSE (currently, 4 p.m. Eastern Time) each business day. PaineWebber may, in the future, impose a minimum dollar threshold on rebalancing transactions in order to avoid de minimus transactions.

(9)  Payment of Redemption Proceeds. Representation 14 of the Summary states, in part, that a Portfolio will be required to transmit redemption proceeds for credit to an investor's account within 5 business days after receipt. Similarly, Representation 17 of the Summary sets forth the same time frame for the payment of the outside fee as well as the applicable fee if additional funds are invested during a calendar quarter. Because Federal Securities laws currently require PaineWebber to settle its obligations within three business days, the Applicants have requested that the Department revise the Summary to reflect the current timing of such payments.

The Department does not object to these necessary revisions and has deleted references to the five business day requirement and inserted the phrase "three business days" in the fourth sentence of paragraph one of Representation 14, in the first sentence of paragraph two of Representation 17 and in the first sentence of paragraph three of Representation 17.

(10)  Brokerage Commission Information. Representation 22(i) of the Summary states, in part, that on a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, a Directing Participant regarding brokerage commissions that are paid to PaineWebber and/or its affiliates or to unrelated parties. The Applicants have requested that the Department revise this representation to reflect that brokerage commission information will be provided to the Independent Fiduciary and, depending on the arrangement negotiated between the Independent Fiduciary of a Section 404(c) Plan and PMAS, to a Directing Participant. The Applicants state that the language set forth in the Summary appears to indicate that PaineWebber will provide such information under all circumstances to Independent Fiduciaries and where applicable, to Directing Participants only.

The Department has revised paragraph (i) of Representation 22 to read, in part, as follows:

(i)  On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary and, depending on the arrangement negotiated with PMAS, a Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;***

After giving full consideration to the entire record, the Department has decided to grant the exemption subject to the modifications or clarifications described above. The Applicants' comment letter has been included as part of the public record of the exemption application. The complete application file, including all supplemental submissions received by the Department, is made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, US Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210.

For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

If you want more information about the funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

Statement of Additional Information (SAI)

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. The funds' annual and semiannual reports and their SAI will also be posted on the UBS website at the following internet addresses: www.ubs.com/usmoneymarketfundsholdings (UBS Government Money Market Investments Fund) and https://www.ubs.com/us/en/asset-management/
individual-investors-and-financial-advisors/
products/ii_pace.html (each fund other than UBS Government Money Market Investments Fund). You may also request other information about the funds and make shareholder inquiries via the telephone number above.

You can get copies of reports and other information about the funds:

•  For a fee, by electronic request at publicinfo@sec.gov; or

•  Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.

© UBS 2020. All rights reserved.

PACE Select Advisors Trust

Investment Company Act File No. 811-8764

UBS Asset Management (Americas) Inc.

is an indirect asset management subsidiary of UBS Group AG

T007

UBS Government
Money Market Investments Fund

Prospectus | November 27, 2020

Ticker symbol:

Class P: PCEXX

This prospectus offers shares of UBS Government Money Market Investments Fund, a series of PACE® Select Advisors Trust, to participants in certain advisory programs at UBS Financial Services Inc.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The fund

What every investor should know about the fund

Page
Fund summary	3
More information about the fund	6

Your investment

Information for managing your fund account

Managing your fund account	9
• Buying shares	9
• Advisory Programs	9
• Advisory Program Fees	10
• Selling shares	10
• Automatic redemption of fund shares upon termination of participation in a Program	11
• Additional information about your account	11
• Market timing	12
• Pricing and valuation	12

Additional information

Additional important information about the fund

Management	13
Dividends and taxes	13
Disclosure of portfolio holdings and other information	14
Financial highlights	16
Where to learn more about the fund	Back cover

The fund is not a complete or balanced investment program.

2

UBS Government Money Market Investments Fund
Fund Summary

Investment objective

Current income consistent with preservation of capital and liquidity.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through advisory programs may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.15%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.60
Total annual fund operating expenses	0.75
Management fee waiver/expense reimbursements[1]	0.15
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.60

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2021 (with certain exclusions, as applicable, including interest expense and extraordinary items) would not exceed 0.60%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$61	$225	$402	$916

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Principal strategies
Principal investments

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, U.S. government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations and similar securities. They also may include long-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a "government money market fund" under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund's board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. Many US government money market instruments

3

pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements.

The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

Management process

UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions or they may become less willing or less able to do so.

Interest rate risk: The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns or minimize the volatility of the fund's net asset value per share.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored enti-ty, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund's ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund's investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart and table do not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if they did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Prior to November 27, 2019, the fund was named PACE Government Money Market Investments. Prior to November 28, 2015, the fund was named PACE Money Market Investments, and the fund operated under certain different investment policies. The fund's

4

historical performance may not represent its current investment policies. Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

UBS Government Money Market Investments Fund Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2020: 0.21%
Best quarter during calendar years shown—4Q 2019: 0.41%
Worst quarters during calendar years shown—3Q 2009 & 1Q, 2Q, 3Q 2010 & 1Q 2011: 0.00%
(Actual total return was 0.0024%)

Average annual total returns (figures do not reflect program or similar fees)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)	1.63%	0.65%	0.33%

Investment manager and advisor

UBS AM serves as the fund's manager and investment advisor.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Participants in advisory programs at UBS Financial Services Inc. (each, a "Program" and together, the "Programs") may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. There is no minimum initial or subsequent investment requirement to purchase shares of the fund.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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More information about the fund—UBS Government Money Market Investments Fund

Additional information about the investment objective

The fund's investment objective is non-fundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about investment strategies

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, U.S. government money market instruments and in related repurchase agreements. Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

The fund's board has determined that the fund will operate as a "government money market fund" pursuant to Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended ("Investment Company Act"). Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a "government money market fund," the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, the fund's board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in its policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund's 80% policy is a "non-fundamental" policy. This means the investment policy may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements under Rule 2a-7. The fund's investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.

Although not a principal strategy of the fund, the fund may invest to a limited extent in shares of similar money market funds. The fund's investments in other money market funds that comply with the definition of a government money market fund under Rule 2a-7 will be treated as investments in the underlying securities held by such money market funds for the purposes of the fund's policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

6

More information about the fund—UBS Government Money Market Investments Fund

Additional information about principal risks

The main risks of investing in the fund are described below.

Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit risk—Credit risk is the risk that the issuer of money market instruments or financial institutions that have entered into repurchase agreements with the fund will not make principal or interest payments when they are due or complete transactions. Even if an issuer or counterparty does not default on a payment, a money market instrument's value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund's ability to maintain a $1.00 share price.

Interest rate risk—The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in money market instruments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund's investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund's money market securities hold-

ings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to the fund because low or negative yields on the fund's portfolio holdings may have an adverse impact on the fund's ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or minimize the volatility of the fund's NAV per share.

Liquidity risk—The fund's investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect the fund's ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

Management risk—There is the risk that the investment strategies, techniques and risk analyses employed by the investment advisor, while designed to enhance returns, may not produce the desired results. UBS AM may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund.

Market risk—The risk that the market value of the fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or vol-

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More information about the fund—UBS Government Money Market Investments Fund untary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

US government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the funds, which could have a material negative impact on the fund.

Additional (non-principal) risks

LIBOR replacement risk—Certain variable- and floating-rate debt securities that the fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate ("LIBOR"). In 2017, the United Kingdom's Financial Conduct Authority ("FCA") announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a fund invests cannot yet be determined. Any pricing adjustments to the fund's investments resulting from a substitute reference rate may also adversely affect the fund's performance and/or net asset value.

Securities lending risk—Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund's lending agent.

Structured security risk—The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties,

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More information about the fund—UBS Government Money Market Investments Fund the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.

Temporary defensive positioning—During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During such periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

Managing your fund account

Buying shares

Investors who are participants in the following advisory programs at UBS Financial Services Inc. are eligible to purchase Class P shares of the fund through a managed account maintained with UBS Financial Services Inc.:

•  PACESM Multi Advisor Program

•  Portfolio Management Program

•  UBS Advice Portfolio Program

•  ACCESSSM Program

•  Managed Accounts Consulting Program

•  UBS Strategic Wealth Portfolio Program

•  UBS Strategic Advisor Program

•  UBS Consolidated Advisory Program

There is no minimum initial or subsequent investment requirement to purchase shares of the fund.

Payment for investments made through a Program is made by debiting the Program account. Your payment for fund shares is due no later than the first business day after the order is placed. You may place an order only after you have executed the necessary Program documentation. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc.'s headquarters.

The fund, UBS Financial Services Inc. and UBS Asset Management (US) Inc. ("UBS AM (US)") have the right to reject a purchase order and to suspend the offering of the fund's shares for a period of time or permanently.

Advisory Programs

The Programs at UBS Financial Services Inc. through which investors may purchase Class P shares of the Fund are described in detail in the Form ADV Disclosure Document for the relevant Program, the UBS Financial Services Investment Advisory Agreement and other Program documents. The description of each relevant Program at UBS Financial Services Inc. in this prospectus is only a brief summary of certain features of such Programs and is not intended as a complete description.

The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that includes comprehensive investment services, including investor profiling, a personalized asset allocation strategy using a combination of shares in no-load, low-load and load-waived funds and a quarterly investment performance review. UBS Financial Services Inc. has no investment discretion over PACESM Multi Advisor Program accounts. Investors in the PACESM Multi Advisory Program make all investment decisions.

The Portfolio Management Program is an advisory program sponsored by UBS Financial Services Inc. that offers a variety of investment strategies and models that are managed by trained Financial Advisors who manage client assets on a discretionary basis. UBS Financial Services Inc. has investment discretion over Portfolio Management Program accounts and has the authority to execute transactions without consulting participants in the program.

The UBS Advice Portfolio Program is an advisory program sponsored by UBS Financial Services Inc. that offers investment advice, custody, trading/execution and performance reporting. UBS Financial Services Inc. has investment discretion over UBS Advice Portfolio Program accounts and has the authority to execute transactions without consulting participants in the program.

The ACCESSSM Program is an advisory program sponsored by UBS Financial Services Inc. that offers portfolio

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More information about the fund—UBS Government Money Market Investments Fund management services of a select, pre-screened group of separately managed account ("SMA") strategies. Participants in the ACCESSSM Program delegate discretion to UBS Financial Services Inc. to manage assets or assist in the process of SMA strategy selection and authorize UBS Financial Services Inc. to hire managers on their behalf.

The Managed Accounts Consulting Program is an advisory program sponsored by UBS Financial Services Inc. that permits participants to select an SMA strategy and receive performance reporting on all eligible assets in their Managed Accounts Consulting accounts. UBS Financial Services Inc. acts as a consultant for participants in the program, but participants delegate discretionary authority over their accounts directly to their SMA managers in a separate agreement.

The UBS Strategic Wealth Portfolio Program is an advisory program sponsored by UBS Financial Services Inc. that offers a personalized asset allocation strategy through which account assets are divided into investment sub-accounts with different levels of discretion, features and services. SMA managers manage the relevant SMA sub-accounts for program participants on a discretionary basis and participants retain discretion and trading authority over assets not managed by SMA managers.

The UBS Strategic Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that includes comprehensive investment services, including a personalized asset allocation strategy and an annual review of allocation and investment strategies by a Financial Advisor, and permits participants to hold certain assets deemed ineligible in other programs. UBS Financial Services Inc. has no investment discretion over UBS Strategic Advisor Program accounts. Investors in the UBS Strategic Advisor Program make all investment decisions.

The UBS Consolidated Advisory Program is an advisory program sponsored by UBS Financial Services Inc. that is available through a select group of Financial Advisors who provide specialized investment advisory consulting services to investors, including assistance with development of investment policy guidelines and preparation of asset allocation analyses. Generally, the services in the program will be provided on a non-discretionary basis, but participants may delegate certain activities to UBS

Financial Services Inc. or the relevant Financial Advisor through the execution of a limited power of attorney.

Advisory Program Fees

For the services provided to participants under the Programs (except the UBS Advice Portfolio Program), participants will pay UBS Financial Services Inc. a quarterly Program fee at an annual rate of up to 2.50% of the value of the assets held in an account under such Program. For the services provided to participants under the UBS Advice Portfolio Program, participants will pay UBS Financial Services Inc. a quarterly program fee at an annual rate of up to 0.75% of the value of the assets held in an account under the Program. This quarterly fee is generally charged to a participant's UBS Financial Services Inc. account. Employees of UBS Financial Services Inc. and its affiliates may participate in the Programs at a reduced fee or for no fee.

Financial Advisors at UBS Financial Services Inc. receive a portion of the relevant Program fee for the services they provide to participants.

As a participant in one of the Programs, you may incur greater total fees and expenses than investors purchasing shares of similar funds without the benefit of these professional asset allocation recommendations or other investment advisory services.

Selling shares

You can sell your fund shares at any time. You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to UBS Financial Services Inc.'s headquarters. After it receives and accepts your request, UBS Financial Services Inc. repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after UBS Financial Services Inc. receives the order.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the fund's transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

•  Your name and address;

•  The fund's name;

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More information about the fund—UBS Government Money Market Investments Fund

•  Your account number;

•  The dollar amount or number of shares you want to sell; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

Your sales proceeds will be paid in federal funds ordinarily within the first business day after UBS Financial Services Inc. receives the order. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day.

UBS Financial Services Inc. may terminate your participation in a Program if the value of your assets in such Program declines or is reduced to less than a certain amount. If UBS Financial Services Inc. elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum or more. This notice may appear on your account statement. UBS Financial Services Inc. will not terminate your participation in the Program if the value of your account falls below the relevant amount solely as a result of a reduction in net asset value per share of the funds or redemptions to pay Program fees. Please see the Form ADV Disclosure Document for each Program for additional details on minimum account size requirements.

Typically, redemptions of fund shares will be made by the fund wiring a cash payment or deposited into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by the fund, the fund reserves the right to pay proceeds "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund's operations or in particularly stressed market conditions. In these cases, you might incur transactions costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days. Additional information is available in the SAI.

Automatic redemption of fund shares upon termination of participation in a Program. Class P shares of the fund are available exclusively to participants in the PACE Select Advisors Program and the Programs. Accordingly, you may buy and hold Class P shares of the fund only if and for as long as you participate in one of these programs. Your termination of your participation in a Program (other than, in the case of any investor who is a natural person, termination in a Program as a result of that person's death) will result in automatic redemption of the Class P shares of the fund you hold or that are held on your behalf. For further information on automatic redemption, please refer to the Program Agreement.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable contingent deferred sales charge or fees. In addition, you will not be entitled to recoup any sales charges paid to the fund in connection with your purchase of fund shares. You may recognize a gain or loss

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on the redemption of your fund shares and you may incur a tax liability.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the fund will redeem the requested shares and make a payment. The fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, the fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; or (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Market timing

Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS AM also believes that money market funds, such as the fund, are not targets of abusive trading practices. For these reasons, the fund's board of trustees ("board") has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds' prospectuses.

Pricing and valuation

The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund, divided by the number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost, unless the fund's board (or its delegate) determines that this does not represent fair value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00, although this value is not guaranteed.

The price at which you may buy or sell the fund's shares is based on the next net asset value per share calculated after your order is received in good form. The fund generally calculates its net asset value on days that the NYSE is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share generally will be calculated as of the time trading was halted.

Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The fund's board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee the responsibility for making fair value determinations with respect to the fund's portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; and securi-

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More information about the fund—UBS Government Money Market Investments Fund ties or instruments that are restricted as to transfer or resale. The need to fair value the fund's portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. Pursuant to the fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

Management

Investment advisor

UBS Asset Management (Americas) Inc. ("UBS AM") is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, New York, 10019-6028. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG ("UBS"). As of September 30, 2020, UBS AM had approximately $226 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $980 billion in assets under management worldwide as of September 30, 2020. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

UBS AM is the fund's manager and primary provider of investment advisory services. The fund operates under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of PACE

Select Advisors Trust (the "Trust"), to select subadvisors and recommend their hiring, termination and replacement and to enter into and materially amend sub-advisory contracts between UBS AM and the subadvisors without obtaining shareholder approval.

UBS AM may adjust allocations among multiple subadvisors of the fund within certain risk limits reviewed and approved by the board. As of the date of this prospectus, this fund did not have sub-advisors, and its investments were directly handled by UBS AM.

Advisory and administration fees

UBS AM is the administrator of the fund. The fund pays fees to UBS AM for advisory services and administrative services at the annual contract rates of 0.15% and 0.10%, respectively, of the fund's average daily net assets. During the fiscal year ended July 31, 2020, the fund paid UBS AM at the effective rate of 0.13% because of fee waivers and/or expense reimbursements.

A discussion regarding the basis for the board's approval of the fund's investment management agreement is available in the fund's annual report to shareholders for the fiscal year ended July 31, 2020.

Other information

To the extent authorized by law, the fund reserves the right to discontinue offering shares at anytime, merge, reorganize itself or cease operations and liquidate.

Dividends and taxes

Dividends

The fund normally declares dividends daily and pays them monthly. Shares of the fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

You will receive dividends in additional shares of the fund unless you elect to receive them in cash. If you prefer to receive dividends in cash contact your Financial Advisor at UBS Financial Services Inc.

While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn

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More information about the fund—UBS Government Money Market Investments Fund daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

Taxes

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. The fund expects that its dividends will be taxed as ordinary income. A portion of the fund's dividends may be exempt from state and local taxation. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain or loss on the sale of fund shares so long as the fund consistently maintains a share price of $1.00.

The fund may be required to withhold a 24% federal tax on all dividends payable to you

•  if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•  if you have been notified by the IRS that you are subject to backup withholding.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax (or lower applicable treaty rate). Distributions to non-residents of short-term capital gains and interest income made by the fund to non-residents are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

As noted above, shareholders will pay Program fees for participation in Programs sponsored by UBS Financial Services Inc. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means such amounts are not deductible for tax years through 2025 and after that will be deductible only to the extent that they exceed 2% of a person's "adjusted gross income."

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with their own tax advisor. There is additional information on taxes in the SAI.

Disclosure of portfolio holdings and other information

The fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The fund's Forms N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, you may obtain copies of annual and semiannual reports to shareholders from the fund upon request by calling 1-800-647 1568. The semiannual and annual reports for the fund will be posted on the fund's website at http://www.ubs.com/usmoneymarketfunds.

The fund will disclose on UBS AM's website, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity and weighted average life of the fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund's Forms N-MFP will be available on the SEC's website; UBS AM's website will also contain a link to these filings. The UBS AM website will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund's total assets invested in daily and weekly liquid assets; (2) the fund's daily net inflows and

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outflows; and (3) the fund's current marketbased net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in shares of the fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in the Prospectus and SAI.) Investors also may find additional information about the fund at the above referenced UBS website internet address.

Please consult the fund's SAI for a description of the policies and procedures that govern disclosure of the fund's portfolio holdings.

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Financial highlights

The following financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

This information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

UBS Government Money Market Investments Fund

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.008	0.017	0.008	0.001	0.000[1]
Net realized gain (loss)	—	0.000[1]	0.000[1]	(0.000)[1]	0.000[1]
Net increase (decrease) from operations	0.008	0.017	0.008	0.001	0.000[1]
Dividends from net investment income	(0.008)	(0.017)	(0.008)	(0.001)	(0.000)[1]
Distributions from net realized gains	—	—	—	—	(0.000)[1]
Total dividends and distributions	(0.008)	(0.017)	(0.008)	(0.001)	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.76%	1.72%	0.83%	0.11%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.75%	0.90%	0.89%	0.95%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.49%	0.60%	0.60%	0.52%	0.26%
Net investment income (loss)	0.60%	1.71%	0.82%	0.12%	0.01%
Supplemental data:
Net assets, end of year (000's)	$316,103	$184,602	$188,794	$199,585	$182,977

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

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If you want more information about the fund, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the fund's investments is available in its annual and semiannual reports to shareholders.

Statement of Additional Information (SAI)

The fund's SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. The fund's annual and semiannual reports and its SAI will also be posted on the UBS website at the following internet address: www.ubs.com/usmoneymarketfunds. You may also request other information about the fund and make shareholder inquiries via the telephone number above.

You can get copies of reports and other information about the Fund:

•  For a fee, by electronic request at publicinfo@sec.gov; or

•  Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.

© UBS 2020. All rights reserved.

PACE Select Advisors Trust

Investment Company Act File No. 811-8764

UBS Asset Management (Americas) Inc.
is an indirect asset management subsidiary of UBS Group AG

S059

PACE® Select Advisors Trust

Statement of Additional Information | November 27, 2020

1285 Avenue of the Americas
New York, New York 10019-6028

The following funds are series of PACE® Select Advisors Trust ("Trust"), a professionally managed open-end investment company.

	Class P	Class A	Class Y
UBS Government Money Market Investments Fund	PCEXX	—	—
PACE® Mortgage-Backed Securities Fixed Income Investments	PCGTX	PFXAX	PFXYX
PACE® Intermediate Fixed Income Investments	PCIFX	PIFAX	PIFYX
PACE® Strategic Fixed Income Investments	PCSIX	PBNAX	PSFYX
PACE® Municipal Fixed Income Investments	PCMNX	PMUAX	PMUYX
PACE® Global Fixed Income Investments	PCGLX	PWFAX	PWFYX
PACE® High Yield Investments	PHYPX	PHIAX	PHDYX
PACE® Large Co Value Equity Investments	PCLVX	PCPAX	PLVYX
PACE® Large Co Growth Equity Investments	PCLCX	PLAAX	PLAYX
PACE® Small/Medium Co Value Equity Investments	PCSVX	PEVAX	PVEYX
PACE® Small/Medium Co Growth Equity Investments	PCSGX	PQUAX	PUMYX
PACE® International Equity Investments	PCIEX	PWGAX	PWIYX
PACE® International Emerging Markets Equity Investments	PCEMX	PWEAX	PWEYX
PACE® Global Real Estate Securities Investments	PREQX	PREAX	—
PACE® Alternative Strategies Investments	PASPX	PASIX	PASYX

All of the funds are diversified series of the Trust.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the manager and administrator for each fund and also as the investment adviser for UBS Government Money Market Investments Fund and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Trust's board of trustees ("board"), UBS AM selects and oversees other subadvisors who provide advisory services for the other funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the Trust's principal underwriter and selects broker-dealers for the sale of fund shares. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG.

Portions of the funds' annual report to shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The annual report accompanies this SAI. You may obtain additional copies of the funds' annual report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the funds' current prospectuses, dated November 27, 2020. Different classes of shares and/or funds are offered by separate prospectuses. A copy of the relevant prospectus may be obtained by calling your Financial Advisor or by calling toll-free 1-800-647 1568. The prospectus also contains more complete information about the funds. You should read it carefully before investing.

The funds and their investment policies

Except where noted, the investment objective and policies of each fund may be changed by the Trust's board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

As described further below, each fund (other than PACE Alternative Strategies Investments) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited below; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, a fund's 80% policy is no longer met (e.g., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund's future investments will be made in a manner that will bring the fund's investments back in line with the 80% threshold.

UBS Government Money Market Investments Fund has an investment objective of current income consistent with preservation of capital and liquidity. The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy. The fund may also invest in the securities of other investment companies that invest in these instruments. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less; the fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

The board has determined that the fund will operate as a "government money market fund" under Rule 2a-7 of the Investment Company Act of 1940, as amended ("Investment Company Act"). Therefore, in addition to the 80% policy referenced above, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a "government money market fund" under Rule 2a-7, the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, the board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund's policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

UBS Government Money Market Investments Fund may purchase only those obligations that UBS AM determines, pursuant to procedures adopted by the board, present minimal credit risks as defined in Rule 2a-7 under the Investment Company Act.

UBS Government Money Market Investments Fund may purchase variable and floating rate securities with remaining maturities in excess of 397 calendar days issued by US government agencies or instrumentalities or guaranteed by the US government. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the US Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 calendar days or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 397 calendar days only if the securities are subject to a demand feature exercisable within 397 calendar days or less and otherwise consistent with the fund's investment objective and policies. See "The funds' investments, related risks and limitations—Credit and liquidity enhancements."

Generally, UBS Government Money Market Investments Fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institutional to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

UBS Government Money Market Investments Fund will not acquire any illiquid investment (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid investments. The fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash and securities that can readily be converted into cash, which may have a negative effect on yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies, including money market funds advised by UBS AM.

PACE Mortgage-Backed Securities Fixed Income Investments has an investment objective of current income. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's subadvisor. The fund invests in bonds of varying maturities but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays US Mortgage-Backed Securities Index, as calculated by the investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, such as mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls).

The fund may invest up to 20% of its net assets in other fixed income instruments, including corporate bonds and asset-backed securities of private issuers. Under normal circumstances, the fund's investments will be rated at least BBB by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by another nationally recognized statistical rating organization or, if unrated, determined by the investment adviser to be of comparable quality, and a maximum of 5% of the fund's net assets may be invested in non-investment grade securities. The fund may invest in bonds that are assigned comparable ratings by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating

Agencies") and unrated bonds that its investment advisor determines are of comparable quality to rated securities in which the fund may invest. The fund may invest up to 10% of its net assets in Yankee and Brady bonds.

PACE Mortgage-Backed Securities Fixed Income Investments may invest in certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The SEC staff currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund may invest up to 10% of its net assets in municipal bonds that are rated at least A by Moody's or S&P or assigned a comparable rating by another Rating Agency (or are unrated but deemed to be of comparable quality).

The fund also may engage in short selling with respect to securities issued by the US Treasury and certain "to be announced" or "TBA" securities coupon trades. TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The actual principal amount and maturity date of the securities are determined upon settlement when the specific mortgage pools are assigned. The fund limits the TBA securities that it sells short to those issued by the Governmental National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets of more than one-third of the value of its total assets.

PACE Mortgage-Backed Securities Fixed Income Investments may invest up to 15% of its net assets in illiquid investments (as defined below). The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements for investment purposes to enhance its return. These transactions are considered borrowings. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on illiquid investments. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Intermediate Fixed Income Investments has an investment objective of current income, consistent with reasonable stability of principal. BlackRock Financial Management, Inc. ("BlackRock") currently serves as the fund's subadvisor and BlackRock International Limited ("BlackRock International") serves as the fund's sub-sub-advisor. The fund invests in bonds of varying maturities. It normally limits its overall portfolio "duration" to within +/- 50% of the duration of the Bloomberg Barclays US Aggregate Bond Index, as calculated by the investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 15% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets. The fund generally considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund may invest up to 5% of its total assets in tax-exempt municipal securities. The fund's investments may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund may, but is not required to, invest in derivatives for risk management purposes or to attempt to increase total returns.

PACE Intermediate Fixed Income Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements for investment purposes to enhance its return. These transactions are considered borrowings. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Strategic Fixed Income Investments has an investment objective of total return consisting of income and capital appreciation. Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") currently serve as the fund's subadvisors. The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays US Government/Credit Index, as calculated by the investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). The fund may invest in commercial paper rated at least A-3 by S&P, Prime 3 by Moody's, assigned a comparable rating by another Rating Agency or, if unrated, determined by its investment advisor to be of comparable quality. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund may invest up to 10% of its net assets in preferred securities. The fund may, but is not required to, invest in derivatives for risk management purposes or to attempt to increase total returns.

PACE Strategic Fixed Income Investments also may invest up to 20% of its total assets in other fixed income instruments, including convertible securities, that are not investment grade. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the fund's total assets. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts, other debt securities sold with a discount and payment-in-kind securities. The fund may invest up to 10% of its net assets in municipal bonds that are rated at least Baa by Moody's, BBB by S&P or assigned a comparable rating by another Rating Agency (or are unrated but deemed to be of comparable quality).

PACE Strategic Fixed Income Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements for investment purposes to enhance the fund's return. These transactions are considered borrowings. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. These investments are generally subject to the fund's overall limitation on illiquid investments. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Municipal Fixed Income Investments has an investment objective of high current income exempt from federal income tax. Mellon Investments Corporation ("Mellon Investments") serves as the fund's subadvisor. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without shareholder approval.

The fund invests principally in investment grade municipal bonds of varying maturities but normally maintains a portfolio "duration" of between three and seven years. The fund invests in municipal bonds rated at the time of purchase at least A, MIG-2 or Prime-2 by Moody's or A, SP-2 or A-2 by S&P, assigned a comparable rating by another Rating Agency or, if unrated, determined to be of comparable quality by its investment advisor, except that the fund may invest up to 15% of its total assets in municipal bonds that at the time of purchase are rated Baa by Moody's, BBB by S&P, assigned a comparable rating by another Rating Agency or, if unrated, are determined to be of comparable quality by its investment advisor. The fund also may invest without limit in private activity bonds and other municipal bonds that pay interest that is an item of tax preference (sometimes referred to as a "tax preference item") for purposes of the federal alternative minimum tax ("AMT"), although the fund will endeavor to manage its portfolio so that no more than 25% of its interest income will be a tax preference item.

PACE Municipal Fixed Income Investments may not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state. The fund also may not invest more than 25% of its total assets in municipal obligations that are secured by revenues from a particular industry, except that it may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds secured or backed by the US Treasury or other US government-guaranteed securities. The fund may invest without limit in private activity bonds, including private activity bonds that are collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The fund may not invest more than 5% of its net assets in municipal leases, except that it may invest without limitation in (1) pre-refunded municipal leases that are collateralized by US government securities, and (2) insured municipal leases that are 100% guaranteed for timely interest and principal payment by a municipal bond insurer that is rated AAA by S&P, Aaa by Moody's, or assigned a comparable rating by another Rating Agency (or are unrated but deemed to be of comparable quality).

PACE Municipal Fixed Income Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. Under normal circumstances, the fund may invest only up to 20% of its net assets in certain taxable securities to maintain liquidity. The fund may invest in the securities of other investment companies.

PACE Global Fixed Income Investments has an investment objective of high total return. J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the fund's subadvisor. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds, denominated in US dollars or non-US currencies, of governmental and private issuers.

The fund's investments may include mortgage- and asset-backed securities. The fund normally invests in a minimum of four countries, including the United States. As of July 31, 2020, the fund was invested in more than 43 separate countries. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another Rating Agency or, if unrated, determined by the fund's subadvisor to be of comparable quality. The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Barclays Global Aggregate Index, as calculated by the investment advisor.

PACE Global Fixed Income Investments may invest up to 10% of its total assets in high yield bonds of issuers domiciled in developed countries. Developed countries may include, for example, the countries that are members of the Organization for Economic Cooperation and Development ("OECD"). "Domiciled," for these purposes, means companies (1) that are organized under the laws of a developed country, (2) for which the principal securities trading market is in a developed country or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in a developed country or that have at least 50% of their assets situated in such a country. High yield bonds include fixed income securities that are (1) rated below investment grade by Moody's (lower than a Baa rating) or S&P (lower than a BBB rating); (2) comparably rated by another rating agency; or (3) unrated, but deemed by the fund's portfolio managers to be of comparable quality to fixed income securities rated below investment grade by a Rating Agency. The fund may invest up to 20% of its total assets in emerging market bonds (including bonds denominated in local emerging markets currencies), irrespective of their credit quality. The fund generally considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may, but is not required to, invest in derivatives for risk management purposes or to attempt to increase total returns.

PACE Global Fixed Income Investments may invest up to 15% of its net assets in illiquid investments. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on illiquid investments, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE High Yield Investments has an investment objective of total return. Nomura Corporate Research and Asset Management Inc. ("NCRAM") is the fund's subadvisor and Nomura Asset Management Singapore Limited ("NAM Singapore") is the fund's sub-manager. The fund invests primarily in a professionally managed, diversified portfolio of fixed income securities that are rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). Such investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's or lower than a BBB rating by S&P; (2) comparably rated by another rating agency; or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency. The fund normally limits its average "duration" to within +/- 50% of that of the ICE BofA Global High Yield Index, as calculated by the investment advisor.

The fund may also invest in other instruments, including ETFs, that derive their value from such high yield fixed income securities.

PACE High Yield Investments may invest up to 15% of its net assets in illiquid investments, including investments that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Such investment is highly speculative and involves significant risk. The fund may purchase these securities if the fund's investment advisor believes that these securities have a potential for capital appreciation.

The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. These investments are generally subject to the fund's overall limitation on illiquid investments. The fund may invest in the securities of other investment companies and may sell short "against the box." The fund's investments may include Brady Bonds.

The fund's investments may be allocated across industries, investing in a range of high yield bonds, including corporate and distressed bonds, certain convertible securities, certain asset-backed securities, restricted securities, including private placement and Rule 144A securities, zero-coupon bonds, pay-in-kind securities and deferred payment securities. The fund may invest in global high yield fixed income instruments issued by corporations, limited liability companies or limited partnerships, other forms of enterprise and in sovereign and quasi-sovereign debt and debt-related investment instruments. These global high yield fixed income instruments may be fixed, variable or floating rate.

The fund may invest up to 20% of its net assets in investment grade securities of private or government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who the fund's investment advisor determines to be of comparable quality), money market instruments and municipal obligations. The fund may invest all or a portion of its total assets in securities of foreign issuers, including issuers in emerging market countries. The fund generally considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies.

The fund may implement various temporary or defensive strategies at times when its investment advisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive or liquidity purposes, invest up to 100% of its total assets in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS AM to be consistent with a defensive posture, or it may hold cash.

PACE Large Co Value Equity Investments has an investment objective of capital appreciation and dividend income. Pzena Investment Management, LLC ("Pzena"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Wellington Management Company LLP ("Wellington") serve as the fund's subadvisors. UBS AM, subject to board oversight, allocates the fund's assets among the subadvisors who utilize investment strategies designed to achieve capital appreciation and dividend income. The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stocks.

PACE Large Co Value Equity Investments may invest up to 10% of its total assets in convertible bonds that are not investment grade, but these securities must be rated at least BB by S&P, Ba by Moody's, assigned a comparable rating by another rating agency or, if unrated, determined to be of comparable quality by its investment advisor. Subject to its 80% investment requirement, the fund may invest in a broad range of equity securities of US issuers that are traded on major stock exchanges or in the over-the-counter market. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may invest in US government bonds and investment grade corporate bonds.

PACE Large Co Value Equity Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell securities short both "against the box" or without owning the security sold short.

PACE Large Co Growth Equity Investments has an investment objective of capital appreciation. Jackson Square Partners, LLC ("JSP"), Mar Vista Investment Partners, LLC ("Mar Vista") and J.P. Morgan Investment Management Inc, ("J.P. Morgan") serve as the fund's subadvisors. UBS AM, subject to board oversight, allocates the fund's assets among the subadvisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Dividend income is an incidental consideration in the subadvisors' selection of stocks for the fund. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies, which may be represented by derivatives such as swap agreements or futures contracts and investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stocks.

Subject to its 80% investment requirement, PACE Large Co Growth Equity Investments may invest in a broad range of equity securities of US issuers. The fund may invest up to 20% of its total assets in non-US securities which may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may invest in US government bonds and investment grade corporate bonds.

PACE Large Co Growth Equity Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in securities of other investment companies and may sell securities short "against the box."

PACE Small/Medium Co Value Equity Investments has an investment objective of capital appreciation. Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rud-

nick") and Huber Capital Management LLC ("Huber Capital") serve as the fund's subadvisors. UBS AM, subject to board oversight, allocates the fund's assets among the subadvisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stocks. The fund invests in stocks that generally have price-to-earnings ("P/E") ratios that are below the market average. The fund invests only in stocks that are traded on a major stock exchange or in the over-the-counter market. Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds.

PACE Small/Medium Co Value Equity Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may invest up to 10% of its assets in non-US securities which may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Small/Medium Co Growth Equity Investments has an investment objective of capital appreciation. Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") serve as the fund's subadvisors. UBS AM, subject to board oversight, allocates the fund's assets among the subadvisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stocks. Dividend income is an incidental consideration in the subadvisors' selection of investments for the fund.

Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds. The fund may invest up to 10% of its total assets in non-US securities which may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.

PACE Small/Medium Co Growth Equity Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE International Equity Investments has an investment objective of capital appreciation. Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") serve as the fund's subadvisors. UBS AM, subject to board oversight, allocates the fund's assets among the subadvisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets, and a large part of its investments is usually denominated in foreign currencies. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States. "Domiciled," for these purposes, means companies (1) that are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in a country other than the United States or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or that have at least 50% of their assets situated in such a country.

PACE International Equity Investments normally invests in the securities of issuers from three or more countries outside the United States and, under normal market conditions, its investments involve securities principally traded in at least 10 different countries. The fund's investment advisors give particular consideration to investments that are principally traded in Japanese, European, Pacific and Australian securities markets and to securities of foreign companies that are traded on US securities markets. The fund may also invest to a limited extent, in the stocks of companies in emerging markets, including Asia, Latin America and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund generally considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund invests only in those markets where an investment advisor considers there to be an acceptable framework of market regulation and sufficient liquidity. The fund may also invest in non-investment grade convertible securities. These non-investment grade convertible securities may not be rated lower than B by S&P or Moody's, a comparable rating assigned by another rating agency or, if unrated, determined by the fund's investment advisors to be of comparable quality. The fund's investments in emerging market securities and non-investment grade convertible securities, in the aggregate, may not exceed 10% of its total assets at the time of purchase. Under normal circumstances, the fund may invest up to 20% of its net assets in US government bonds and investment grade bonds of US and non-US issuers. The fund may, but is not required to, invest in derivatives for risk management purposes or to attempt to increase total returns.

PACE International Equity Investments may invest up to 15% of its net assets in illiquid investments. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments. The fund may invest in securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell securities short both "against the box" or without owning the security sold short.

PACE International Emerging Markets Equity Investments has an investment objective of capital appreciation. Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), LMCG Investments, LLC ("LMCG") and RWC Asset Advisors (US) LLC ("RWC") serve as the fund's subadvisors. UBS AM, subject to board oversight, allocates the fund's assets among the subadvisors who utilize investment strategies designed to achieve capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries, which may include equity securities issued by companies domiciled in emerging market countries. "Domiciled," for these purposes, means companies (1) that are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in an emerging market country, (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country, or (4) that have at least 50% of their assets situated in such a country. The fund generally considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. Mondrian, William Blair and/or LMCG may at times determine, based on its own analysis, that an economy included in the MSCI World Index should nonetheless be considered an emerging market country, in which case, that country would constitute an emerging market country for purposes of the fund's investments. The fund normally invests in the securities of issuers from three or more emerging market countries. As of July 31, 2020, the fund was invested in over 28 separate countries.

Under normal circumstances, the fund may invest up to 20% of its net assets in bonds, including US government bonds, foreign government bonds and bonds of private US and non-US issuers, including convertible bonds. The fund's investments may include Brady Bonds. The fund's investments in bonds of private issuers are rated at the time of purchase at least A by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by the investment advisor to be of comparable quality, except that up to 10% of the fund's total assets may be invested in lower quality bonds, including convertible bonds. These lower quality bonds must, at the time of purchase, be rated at least C by S&P, assigned a comparable rating by another rating agency or determined by an investment advisor to be of comparable quality.

PACE International Emerging Markets Equity Investments may invest up to 15% of its net assets in illiquid investments. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on illiquid investments, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

PACE Global Real Estate Securities Investments has an investment objective of total return. Brookfield Public Securities Group LLC ("Brookfield") serves as the fund's subadvisor. UBS AM, subject to board oversight, allocates the fund's assets between the subadvisors who utilize investment strategies designed to achieve total return. The fund invests primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market conditions, the fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares, initial public offerings and units of beneficial interest in real estate companies (inclusive of REITs). The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the United States and in at least three countries outside the United States. The amount invested outside the United States may vary, and at any given time, the fund may have a significant exposure to non-US securities depending upon an subadvisor's investment decisions. "Non-US securities" in this context generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.

The fund's other investments may include the following equity and fixed income securities and other instruments: non-investment grade bonds, government securities, asset-backed and mortgage-backed securities, credit and liquidity enhancements, original issue discount bonds (including zero coupon securities), payment-in-kind bonds, convertible bonds, warrants, auction rate and remarketed preferred stock, foreign and emerging market equity and debt securities (including Russian securities), foreign sovereign debt and structured foreign investments, currency-linked investments, repurchase agreements, reverse repurchase agreements, dollar rolls, exchange traded options, exchange-traded funds or investments in a company's initial public offering. The fund generally considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies.

PACE Global Real Estate Securities Investments may invest up to 15% of its net assets in illiquid investments. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell securities short both "against the box" or without owning the security sold short.

The fund may implement various temporary or defensive strategies at times when its investment advisors determine that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 20% of its net assets, in investment grade fixed income securities (including short-term US government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Under normal circumstances, the fund may also hold significant amounts of its assets in cash.

PACE Alternative Strategies Investments has an investment objective of long-term capital appreciation. Wells Capital Management Incorporated ("WellsCap"), First Quadrant L.P. ("First Quadrant"), Sirios Capital Management, L.P. ("Sirios"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar") serve as the fund's subadvisors. UBS AM, subject to board oversight, directly manages a separate portion of the fund's assets and allocates the fund's assets among itself and the subadvisors who utilize investment strategies designed to achieve long-term capital appreciation. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Such investment strategies are designed to have low correlation to traditional equity and fixed income asset classes. Subject to board approval, UBS AM may in the future allocate assets to additional subadvisors to employ additional strategies at any time. Such additional strategies may include, among others, fixed income arbitrage and convertible arbitrage equity strategies.

PACE Alternative Strategies Investments has a broad investment mandate that permits the fund to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in order to pursue its investment objective. The fund invests in securities of US and non-US companies of various market capitalizations.

The fund may, but is not required to, invest extensively in derivatives, including those that provide exposure to commodities and currencies.

Under normal circumstances, the fund may invest in a number of different countries throughout the world, including the United States. The fund may invest all or a portion of its total assets in non-US securities. "Non-US securities" generally means securities that are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. Such securities may trade either within or outside the United States. The fund may also invest in the securities of companies in emerging markets, including Russia, Asia, Latin America, and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund generally considers emerging market countries to be those countries that are not included in the Morgan Stanley Capital International World Index of major world economies.

PACE Alternative Strategies Investments may invest in fixed income securities including high yield bonds, US government bonds, investment grade corporate bonds and sovereign debt of non-US governmental agencies (including emerging market debt). The fund's investments may also include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may invest up to 15% of its net assets in illiquid investments, including investments that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The fund may purchase these securities if a subadvisor believes that these securities have a potential for capital appreciation.

The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell securities short both "against the box" or without owning the security sold short.

The fund may implement various temporary or defensive strategies at times when a subadvisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive or liquidity purposes, invest up to 100% of its total assets in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS AM to be consistent with a defensive posture, or it may hold cash.

The funds' investments, related risks and limitations

The following supplements the information contained in the prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the prospectus or SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

Equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but it is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, common stocks historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. A company's common stock is generally a riskier investment than its fixed income securities. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with fixed income securities, it is less likely.

Bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

While assets in bond markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from treatment as a tax preference item are rendered by bond counsel to the respective issuing authorities at the time of issuance. None of the funds, their investment advisor(s) nor UBS AM reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the fund or the exempt-interest dividends received by its shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal bonds may be materially and adversely affected.

Credit ratings; non-investment grade bonds. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable subadvisor will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable subadvisor to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable subadvisor determines to be of comparable quality.

Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund's investment advisor to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of non-US issuers, has expanded rapidly in recent years. These securities are susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

US government securities. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and the Government National Mortgage Association ("Ginnie Mae"), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. The Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") historically were agencies sponsored by the US government that were supported by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac's and Fannie Mae's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. In addition to the conservatorship, the US government has taken various steps to provide additional financial support to Freddie Mac and Fannie Mae. The actions of the US government are intended to assist Freddie Mac and Fannie Mae in maintaining a positive net worth and meeting their financial obligations. Although the US government provided financial support to such entities, no assurance can be given that it will always do so. The future for Fannie Mae and Freddie Mac is uncertain. The Federal Housing Finance Agency ("FHFA") has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that FHFA's plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the US Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Purchase Agreement. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause a fund's investments to lose value. The US Congress continues to evaluate proposals to reduce the US government's role in the mortgage market and to wind down, restructure, consolidate, or privatize Fannie Mae and Freddie Mac. Should the US government adopt any such proposal, the value of a fund's investments in securities issued by Fannie Mae or Freddie Mac would be impacted.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds a TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes—Other information" below.

Any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, including those held by a fund, which could have a material adverse impact on the fund. In recent years, the long-term US credit rating was downgraded by at least one major rating agency as a result of disagreements within the US government over raising the debt ceiling to repay outstanding obligations, and similar situations in the future could increase volatility in both stock and bond markets, result in higher interest rates, lower prices of US Treasury securities and increase the costs of different kinds of debt. It is at least theoretically possible that under certain scenarios the US government could default on its debt, including US Treasuries. UBS AM cannot predict the effects of these or similar events in the future on the US economy and securities markets or on a fund's portfolio.

Asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The funds' investments, related risks and limitations—Credit and liquidity enhancements." The market for asset-backed securities is volatile, which may negatively impact market liquidity conditions, as is the case with mortgage-backed securities, explained below.

Mortgage-backed securities. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. US government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, Freddie Mac or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

Mortgage-backed securities that are issued or guaranteed by the US government, its agencies or instrumentalities are not subject to the funds' industry concentration restrictions, by virtue of the exclusion from that test available to all US government securities. In the case of privately issued mortgage-related securities, the funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when a fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be even higher with mortgage-backed securities supported by subprime mortgages.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other

CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Any CMO or multi-class pass through structure that includes planned amortization class ("PAC") securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a fund's investment objectives and policies. A fund may invest in various tranches of CMO bonds, including support bonds.

The market for privately issued mortgage-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than US markets but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

In the past, in certain market environments, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. A fund's subadvisor seeks to manage its investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See "The funds' investments, related risks and limitations—Duration." If a fund's subadvisor does not compute the duration of mortgage-backed securities correctly, the value of its portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that its subadvisor does not anticipate, the fund's ability to meet its investment objective may be reduced.

On June 3, 2019, under the Federal Housing Finance Agency's "Single Security Initiative", Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities ("UMBS"). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. In addition, Freddie Mac has offered investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.

More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a fund expects to invest in those new types of mortgage-backed securities that its subadvisor believes may assist it in achieving its investment objective. Similarly, a fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

Ginnie Mae certificates—Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the US government.

Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

Fannie Mae certificates—Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by US government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. Obligations issued by Fannie Mae historically have been supported only by the credit of the issuer, but currently the agency is placed into conservatorship by the US government. The effect that this conservatorship will have on the entity and its guarantee is uncertain. Although the US government and its agencies provide financial support to the entity, no assurances can be given that they will always do so.

Freddie Mac certificates—Freddie Mac also facilitates a national secondary market for conventional residential and US government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Obligations issued by Freddie Mac historically have been supported only by the credit of the issuer, but currently the agency is placed into conservatorship by the US government. The effect that this conservatorship will have on the entity and its guarantee is uncertain. Although the US government and its agencies provide financial support to the entity, no assurances can be given that they will always do so.

Private mortgage-backed securities—Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of US government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The funds' investments, related risks and limitations—Mortgage-backed securities—Types of credit enhancement." These credit enhancements do not protect investors from changes in market value.

Collateralized mortgage obligations and multi-class mortgage pass-throughs—CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the proceeds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates—i.e., the yield may increase as rates increase and decrease as rates decrease—but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

Types of credit enhancement—To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Special characteristics of mortgage- and asset-backed securities—The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

Adjustable rate mortgage and floating rate mortgage-backed securities—Adjustable rate mortgage securities are mortgage-backed securities (sometimes referred to as "ARMs") that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARMs and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on these mortgage loans could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index, that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

Collateralized debt obligations. The funds may invest in collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid investments, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the risk that: (1) distributions from collateral securities may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the funds may invest in CDOs that are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit and liquidity enhancements. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Investing in non-US securities. Investing in non-US securities may involve more risks than investing in US securities. Investments in non-US securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and non-US issuers and markets are subject. These risks may include expropriation or nationalization of assets, confiscatory or punitive taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets, political or social instability, military action, and diplomatic developments, including sanctions imposed by other countries or governmental entities. Moreover, individual non-US economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

Securities of non-US issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning non-US issuers of securities held by a fund than is available concerning US companies. Non-US companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies.

Securities of many non-US companies may be less liquid and their prices more volatile than securities of comparable US companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. From time to time non-US securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Non-US securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in non-US courts, whose procedures differ substantially from those of US courts.

The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging markets. For example, the cost of maintaining custody of non-US securities often exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make non-US investing more expensive than domestic investing.

A fund may invest in non-US securities by purchasing depositary receipts, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in non-US countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in US dollars and are designed for use in the US securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the non-US issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the non-US issuer assumes no obligations, and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Eurodollar bonds and Yankee bonds are types of US dollar denominated non-US securities. Eurodollar bonds are US dollar denominated bonds that are held outside the United States, primarily in Europe. Yankee bonds are US dollar denominated bonds of non-US issuers that are sold primarily in the United States.

The funds that invest outside the United States anticipate that their brokerage transactions involving non-US securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on non-US exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on US transactions. There is generally less government supervision and regulation of exchanges and brokers in non-US countries than in the United States.

Investment income and gains on certain non-US securities in which the funds may invest may be subject to non-US withholding or other taxes that could reduce the return on these securities. Tax conventions between the United States and certain non-US countries, however, may reduce or eliminate the amount of non-US taxes to which the funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom ("UK") voted to exit the European Union ("EU") (referred to as "Brexit"). On January 31, 2020, the UK officially withdrew from the EU and entered a transitional phase during which the UK and EU are to negotiate the terms of their future trading relationship. During the transition period, although the UK will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. There is a significant degree of uncertainty about how negotiations will be conducted, as well as the potential outcome and consequences. Several European businesses have already moved part of their operations out of the UK and continue to prepare for disruption related to Brexit. While it is not possible to determine the precise impact these events may have on the fund, during this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of the fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Uncertainty regarding the policies of the US government, including with regard to the imposition of trade tariffs, embargoes or other restrictions or limitations on trade, could lead to further disruption in the global markets. Trends and historical events do not imply, forecast or predict future events, and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by UBS AM will prove correct, and actual events and circumstances may vary significantly.

Foreign currency risks. Currency risk is the risk that changes in foreign exchange rates may reduce the US dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the US dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the US dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies using derivative instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the US and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

Each fund values its assets daily in US dollars, and funds that hold foreign currencies do not intend to convert them to US dollars on a daily basis. From time to time a fund may convert foreign currency to US dollars or hold its foreign currencies as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited.

The value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. A fund may conduct its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies or through other transactions.

Emerging market investments. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the US dollar in the past. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

Investment and repatriation restrictions—Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("Code"). If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes—Qualification as a Regulated Investment Company," below.

Differences between the US and emerging market securities markets—Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange ("NYSE"), and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of US companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Government supervision of emerging market securities markets; legal systems—There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States, which may result in greater potential for fraud or market manipulation. In addition, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.

Social, political and economic factors—Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies and terrorism; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

From time to time, certain of the companies in which certain funds expect to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US Government and the United Nations and/or countries identified by the US Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US Government and the United Nations and/or countries identified by the US Government as state sponsors of terrorism. Economic sanctions could also, among other things, effectively restrict or eliminate a fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make a fund's investments in such securities harder to value.

Financial information and legal standards—Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with US generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Also, securities brokers and dealers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.

In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

China A-shares (PACE International Emerging Markets Equity Investments). The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, the "Stock Connect Program") are subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the fund's ability to invest in China A-shares through the Stock Connect Program and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Stock Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Stock Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Program. Because the Stock Connect Program (particularly with respect to the Shenzhen Stock Exchange) is in its early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Stock Connect Program is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, the Shenzhen Stock Exchange, and their respective clearinghouses and regulators. Any of these authorities may issue further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that all three exchanges will continue to support the Stock Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, the fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Stock Connect Program in respect of eligible China A-shares must be settled in Renminbi ("RMB"), the Chinese currency, the fund investing through the Stock Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Investments made through the Stock Connect Program are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the fund. Securities purchased via the Stock Connect Program will be held in China in book-entry form in the name of Hong Kong's clearinghouse as nominee for all Stock Connect investors. The fund's ownership interest in Stock Connect securities will not be reflected directly and will instead only be reflected on the books of its Hong Kong sub-custodian. It is possible, therefore, that the fund's ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, the fund may not be able to participate in corporate actions affecting China A-shares held through the Stock Connect Program due to time constraints or for other operational reasons. Finally, Chinese law has not historically recognized the concept of beneficial ownership; while Chinese regulators and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via the Stock Connect Program, the interpretation of beneficial ownership in the People's Republic of China ("PRC") by regulators and courts may continue to evolve.

Trades on the Stock Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China-A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If the fund holds 5% or more of the total shares of a China-A share issuer through its Stock Connect Program investments, its profits may be subject to these limitations. All accounts managed by UBS AM and/or its affiliates and, separately, all accounts managed by a subadvisor will be aggregated for purposes of this 5% limitation, which makes it more likely that the fund's profits may be subject to these limitations.

China Bond Connect (PACE Global Fixed Income Investments). The fund's investments in bonds issued by the Chinese government and certain other PRC-based entities traded on the China interbank bond market through the Bond Connect program (the "Bond Connect Program") are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. The Bond Connect Program is only available on days when markets in both the PRC and Hong Kong are open. The PRC markets may be open at a time when the Bond Connect Program is not trading, with the result that prices of investments purchased through the Bond Connect Program may fluctuate at times when the fund is unable to add to or exit its position. Securities purchased through the Bond Connect Program will be held on behalf of ultimate investors (such as the fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. ("CDCC") or the Shanghai Clearing House ("SCH"), each a PRC-based custodian. The fund's ownership interest will only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects the fund to various risks, such as the risk of settlement delays, the risk of counterparty default of the Hong Kong sub-custodian and the risk that the fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in the securities purchased through the Bond Connect Program, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As a result, the fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Transactions through the Bond Connect Program are settled in Chinese Renminbi ("RMB") and investors must have timely access to a reliable supply of RMB in Hong Kong to effect such transactions, which cannot be guaranteed. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market's laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, the fund's investments in securities through the Bond Connect Program are generally subject to PRC law, securities regulations, listing rules, policies and other restrictions. Changes in such laws, regulations, rules or policies in relation to the Bond Connect Program or the PRC bond markets generally may restrict or otherwise affect the fund's investments or returns. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The fund will not benefit from access to Hong Kong investor compensation funds, which are designed to protect against defaults of trades, when investing through Bond Connect.

The Bond Connect program is relatively new and may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the fund's investments or returns. There can be no assurance that further regulations will not affect the availability of securities in the Bond Connect Program, the frequency of redemptions or other limitations. Because the Bond Connect Program is in its early stages, the actual effect on the market for trading in the underlying securities with the introduction of large numbers of foreign investors is currently unknown. The necessary trading, settlement and information technology systems for the Bond Connect Program are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on the fund's performance. These risks may be heightened by the underdeveloped state of the PRC's investment and banking systems in general.

Investments in Russian securities. Recent geopolitical events involving Russia, including international sanctions and Russian countermeasures, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities.

Foreign sovereign debt. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders, such as the International Monetary Fund ("IMF") or the World Bank, and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts in a timely manner. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets.

In addition, some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Brady Bonds—Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former US Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan often have been designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund expects to purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by US Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the US Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Structured foreign investments. This term generally refers to interests in US and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a US or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

Participation notes. Certain funds, including PACE International Emerging Markets Equity Investments, may invest in participation notes ("P-notes"). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When the P-note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a fund that holds them to counterparty risk (and this risk may be amplified if a fund purchases P-notes from only a small number of issuers).

Structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. A fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and/or the credit default swaps.

A fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security in the event that one or more of the underlying corporate debt obligations or credit default swaps go into default or otherwise become non-performing. In addition, the fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon. Depending on the nature of the collateral, the fund's investment in these securities may also be subject to the risks associated with derivative instruments generally, including among others credit/default risk, interest rate risk, counterparty risk and leverage risk. Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for credit-linked securities may be, or suddenly can become, illiquid, and changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities.

Currency-linked investments. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

Zero coupon and other OID securities; PIK securities. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

Other securities that are sold with original issue discount ("OID") (i.e., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

Because federal tax law requires that accrued OID and "interest" on PIK securities be included currently in a fund's income (see "Taxes—Other information" below), a fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from a fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

Certain zero coupon securities are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such US Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. This technique is frequently used with US Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

Convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its preferred securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended ("Securities Act") and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked at to identify the risks of the trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the appropriate federal banking agencies are required to establish risk-based capital and leverage capital requirements for bank holding companies and savings and loan holding companies that are not less than the generally applicable requirements for insured depository institutions under the agencies' prompt corrective action regulations. This limitation will be phased in over time, and certain securities may be grandfathered and certain institutions may be exempt. Subject to these exemptions, when this provision is implemented, trust preferred securities issued by bank holding companies and savings and loan holding companies will not be eligible for inclusion as a component of Tier 1 capital (see below).

Bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two types of bank capital: Tier 1 (or core capital) and Tier 2 (or supplementary capital). Tier 1 capital often takes the form of trust preferred securities. Tier 2 capital includes cumulative preferred stock and noncumulative preferred stock where the dividend is reset periodically based, in whole or in part, on the bank's current credit standing. Preferred stock must be perpetual or have an original maturity date of not less than 20 years. Tier 2 capital may be callable and has a cumulative interest deferral feature. This means that under certain conditions the issuer bank can withhold payment of interest until a later date. However, such deferred payments generally earn interest.

Warrants. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Loans, loan participations and assignments. Secured or unsecured fixed or floating rate loans ("Loans") are interests in amounts owed by a corporate, governmental, or other borrower to financial institutions ("Lenders") or lending syndicates. Lenders and purchasers of Loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured Loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured Loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The market for Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. This extended settlement process can (i) increase the counterparty credit risk borne by a fund; (ii) leave a fund unable to timely act with respect to Loans it has agreed to purchase; (iii) delay a fund from realizing the proceeds of a sale of a Loan; (iv) inhibit a fund's ability to re-sell a Loan that it has agreed to purchase if conditions change (leaving the fund more exposed to price fluctuations); (v) prevent a fund from timely collecting principal and interest payments; and (vi) expose a fund to adverse tax or regulatory consequences. To the extent the extended Loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, a fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

Investments in "Loans" arranged through private negotiations between a borrowing corporation, government or other entity and one or more "Lenders" may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. These instruments may be secured or unsecured. Participations typically result in a fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Investments in Loans may involve additional risks. For example, if a Loan is foreclosed, the original Lender and the purchasing fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund that purchased an interest in the Loan could be held liable as a co-lender. Loans may also involve a risk of insolvency of the lending bank or other intermediary.

A Loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the Loan, as specified in the loan agreement. Unless, under the terms of the Loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the Loan or Participation and could suffer a loss of principal or interest.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, Lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

Investments in Loans may be relatively illiquid. In addition, Assignments and Participations are generally not registered under the Securities Act and may be subject to restrictions on transferability, and thus may be subject to a fund's limitation on illiquid investments. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Certain lending transactions may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate the original Lender or purchasing fund to make additional cash payments on demand. These commitments may have the effect of requiring the original Lender or purchasing fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Temporary and defensive investments; money market investments. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. In addition, if UBS AM selects a new subadvisor to manage all or part of a fund's investments, the fund may increase its money market investments to facilitate the transition to the investment style and strategies of the new subadvisor. Money market investments include, among other things, (1) securities issued or guaranteed by the US government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of US banks, US branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Only those funds that may trade outside the United States may invest in money market instruments that are denominated in foreign currencies.

LIBOR discontinuance or unavailability risk. Certain of the funds' investments and payment obligations may be based on floating rates, such as the London Interbank Offer Rate ("LIBOR") and other similar types of reference rates. On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes and other instruments or investments comprising some or all of a fund's portfolio. A fund may continue to invest in instruments that reference LIBOR or otherwise use reference rates due to favorable liquidity or pricing.

In advance of 2021, regulators and market participants have been working together to identify or develop successor reference rates and how the calculation of associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any) should be adjusted. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate ("SOFR"). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets' dependence on LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the UK.

Additionally, prior to 2021, it is expected that industry trade associations and participants will focus on the transition mechanisms by which reference rates (including LIBOR) and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Investments without fallback language, or with fallback language that does not contemplate the discontinuation of LIBOR, could become less liquid and/or change in value as the date approaches when LIBOR will no longer be updated. UBS AM and/or its affiliates may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and the previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact a fund's investments, performance or financial condition, and may expose the fund to additional tax, accounting and regulatory risks.

At this time, it is not possible to exhaustively identify or predict the effect of any changes to reference rates, any establishment of alternative reference rates or any other reforms to reference rates. The elimination of LIBOR or reforms to the determination or supervision of reference rates may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a fund's overall financial condition or results of operations.

Investments in other investment companies. Subject to the provisions of any rules and regulations under the Investment Company Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by each fund to the extent that such purchases are consistent with that fund's investment objectives and restrictions and are permitted under the Investment Company Act. Section 12(d)(1) of the Investment Company Act requires that, as determined immediately after a purchase is made, (1) not more than 5% of the value of a fund's total assets will be invested in the securities of any one investment company, (2) not more than 10% of the value of the fund's total assets will be invested in securities of investment companies as a group and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a fund would bear in a connection with its own operations. A fund may invest in securities issued by other registered investment companies advised by UBS AM or otherwise, including other series of the Trust and exchange-traded funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that UBS AM determines that such investments are a more efficient means for a fund to gain exposure to certain asset classes than by the fund investing directly in individual securities. A fund may only invest in other series of the Trust or other investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the fund, had the fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the fund.

UBS Government Money Market Investments Fund may invest in securities of other money market funds and certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. The fund's investments in certain private investment vehicles are not subject to the Investment Company Act restrictions described above. As a shareholder of another investment company, the fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the fund would bear in connection with its own operations. The fund may invest in the securities of other money market funds when UBS AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity.

Illiquid investments. The term "illiquid investments" includes any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as classified by a fund and as determined pursuant to the Investment Company Act and applicable rules and regulations thereunder. In classifying investments as illiquid, a fund will use information obtained after reasonable inquiry and take into account relevant market, trading, and investment-specific considerations, as well as applicable SEC guidance. A fund reviews liquidity classifications at least monthly, and more frequently if changes in relevant market, trading, and investment-specific considerations are reasonably expected to materially affect one or more of its investments' classifications. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only and principal-only classes of mortgage-backed securities generally are considered illiquid. However, interest-only and principal-only classes of fixed-rate mortgage-backed securities issued by the US government or one of its agencies or instrumentalities will not be considered illiquid if a fund's advisor has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its illiquid investments and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid investments may make it more difficult for a fund to assign a value to those investments for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than that which prevailed when it decided to sell.

Not all restricted securities are illiquid. If a fund holds foreign securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. In addition, a large institutional market has developed for many US and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (previously, the National Association of Securities Dealers, Inc.) ("FINRA"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to UBS AM and/or each fund's subadvisor pursuant to guidelines approved by the board. UBS AM and/or a fund's subadvisor takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers, (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (6) the existence of demand features or similar liquidity enhancements. UBS AM and/or a fund's subadvisor monitors the liquidity of restricted securities in its portfolio and reports periodically on such decisions to the board. No fund may acquire any illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments that are assets.

In making determinations as to the liquidity of municipal lease obligations purchased by certain funds, UBS AM and/or a fund's subadvisor distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, UBS AM and the funds' subadvisors do not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

UBS AM and (where applicable) a fund's subadvisor monitor each fund's overall holdings of illiquid investments. If a fund's holdings of illiquid investments exceed its limitation on illiquid investments for any reason (such as a particular investment becoming illiquid, changes in the relative market values of liquid and illiquid portfolio investments or shareholder redemptions), UBS AM and the applicable subadvisor will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of investments to reduce a fund's holdings of illiquid investments. However, a fund is not required to dispose of illiquid investments under these circumstances.

Repurchase agreements. Each fund may enter into repurchase agreements. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to any coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Each fund considers a repurchase agreement having more than seven days remaining to maturity an illiquid investment and will not enter into such repurchase agreement if, as a result, the fund would have invested more than 15% of its net assets in illiquid investments that are assets. A fund may utilize a put feature to limit the maturity of repurchase agreements it enters into.

Repurchase agreements are securities, and may be treated as "Government Securities" as defined in the Investment Company Act, if fully collateralized with such securities, for purposes of the tax diversification requirements that must be met for each fund to qualify for pass-through treatment under the Code. Accordingly, each fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a fund's investment strategies and limitations, may require a fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. As described in further detail below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the funds' asset segregation and cover practices discussed herein. Under the final rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the value-at-risk ("VaR") testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. See "The funds' investments, related risks and limitations—Segregated accounts."

Counterparty risk. Each fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, a subadvisor, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which a fund does business.

Operations risk. Each fund is subject to the risk that a fund may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions. Such risks may arise from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers.

When-issued and delayed delivery securities. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery to or by a fund later than the normal settlement date at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. In addition, recently finalized rules of FINRA include mandatory margin requirements that require each fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to each fund's TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to each fund and impose added operational complexity.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A fund may sell the right to acquire the security prior to delivery if its subadvisor deems it advantageous to do so, which may result in a gain or loss to the fund. See "The funds' investments, related risks and limitations—Segregated accounts."

Roll transactions. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls are subject to a fund's limitation on borrowings. Certain of the funds may invest in TBA securities (as described above) and may also engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the investment advisor decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). TBA rolls are not subject to a fund's limitation on borrowing. Treasury rolls may be subject to a fund's limitation on borrowing, if characterized as financing trades by the applicable subadvisor. See "The Funds' investments, related risks and limitations—Segregated accounts."

Types of municipal bonds. PACE Municipal Fixed Income Investments may invest in a variety of municipal bonds, as described below. Certain other funds also may invest to a limited extent in municipal bonds from time to time.

Municipal bonds—Municipal bonds are obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal securities may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking, insurance or other parts of the financial sector suffer an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the securities and thus the value of a fund's investment. Further, a state, municipality, public authority or other issuers of municipal securities may file for bankruptcy, which may significantly affect the value of the securities issued by such issuers and therefore the value of a fund's investment. During the recent economic downturn, several municipalities have filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may be unable to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issuers fail to sell bonds when and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events could also result in decreased investment opportunities for a fund and lower investment performance.

Municipal lease obligations—Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The fund generally invests in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. Insurance does not guarantee the price of the municipal lease obligations or the share price of any fund. The credit rating of an insured municipal lease obligation reflects the credit rating of the insurer, based on its claims paying ability. The insurance feature is intended to reduce financial risk, but the cost of such insurance and the restrictions on investments imposed by the guidelines in the municipal insurance policy will result in a reduction in the yield on the insured municipal lease obligations purchased by the fund. However, in the case of an uninsured municipal lease obligation, the fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the leasee, and disposition of the property in the event of foreclosure might prove difficult.

Certain municipal lease obligations may be pre-refunded. A pre-refunded municipal lease obligation involves the deposit by the insurer of US government securities or cash with a trustee in an escrow account so the trustee may use these assets to pay all interest and principal of the municipal lease obligation.

Industrial development bonds ("IDBs") and private activity bonds ("PABs")—IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from regular federal income taxes in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the fund in calculating their liability for the AMT. See "Taxes—Information about PACE Municipal Fixed Income Investments" below. The fund may invest more than 25% of its net assets in IDBs and PABs.

Taxable municipal bonds—Although most municipal bonds are exempt from federal income tax, some municipal bonds are not. Taxable municipal bonds may include Build America Bonds, which were created pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA") to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-exempt municipal bonds. Build America Bonds are a type of municipal bond and thus are subject to many of the characteristics (except tax characteristics) and risks as other municipal bonds.

Under ARRA, an issuer of a Build America Bond is entitled to receive payments from the U.S. Treasury Department over the life of the Build America Bond equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a Build America Bond at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond ). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a Build America Bond receive a 35% or 45% tax credit, respectively. Although a large portion of the borrowing costs of Build America Bonds are subsidized by the U.S. government, Build America Bonds are subject to state and federal income tax.

Pursuant to ARRA, the issuance of new Build America Bonds ceased on December 31, 2010. There can be no assurance that Build America Bonds will continue to be actively traded, and Build America Bonds may be subject to certain risks associated with municipal bonds generally, such as economic difficulty of the issuing municipality or bankruptcy proceedings. Outstanding Build America Bonds as of the program's expiration date continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the Build America Bonds; however, no bonds issued following such expiration date will be eligible for federal payment or tax credit. Because Build America Bonds are a relatively new form of municipal financing and are subject modifications through future legislation, it is possible that a market for such bonds will decline in value, causing Build America Bonds to experience greater illiquidity than other municipal bonds and causing a portfolio of a fund that holds such bonds to decline in value, possibly more than if it held other types of municipal bonds.

Floating rate and variable rate obligations—Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the fund and adversely affect its share price.

A demand feature gives the fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

Participation interests—Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

A participation interest gives the fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, the fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The fund's investment advisor will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Tender option bonds—Tender option bonds represent interests in long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

Certain regulations could impact the tender option bonds in which a fund invests. In particular, Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (the "Volcker Rule") has impacted tender option bond programs. These rules have the effect of restricting banking entities from: (i) acting as a sponsor or acquiring interests in the trusts used to hold a municipal bond in the creation of tender option bond trusts; and (ii) servicing or maintaining relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. As a result, these rules may adversely affect the tender option bond market and, more broadly, the municipal bond market.

Put bonds—A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of its subadvisor, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer.

Tax-exempt commercial paper and short-term municipal notes—Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Inverse floaters—The fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts—an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary with changes in interest rates.

Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

Mortgage subsidy bonds—The fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

Standby commitments—The fund may acquire standby commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the fund's portfolio or that are being purchased by the fund at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. The fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

The fund may enter into standby commitments only with those banks or other dealers that, in the opinion of its subadvisor, present minimal credit risk. The fund's right to exercise standby commitments is unconditional and unqualified. A standby commitment is not transferable by the fund, although it could sell the underlying securities to a third party at any time. The fund may pay for standby commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a standby commitment does not ordinarily affect the valuation or maturity of the underlying municipal bonds. Standby commitments acquired by the fund are valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and is amortized over the period the commitment is held by the fund.

Duration. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the applicable subadvisor in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Duration allows a subadvisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease in value by approximately 3%. Thus, if a subadvisor calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, a subadvisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

Lending of portfolio securities. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with that fund's custodian (or a sub-custodian or a special "tri-party" custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash and US government securities. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. PACE Large Co Value Equity Investments and PACE International Equity Investments may also use the cash collateral they receive from their securities lending activity to finance their short selling activity, subjecting these funds to the risk that the counterparty holding this cash collateral may fail to return it promptly (e.g., in the event of a bankruptcy). In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS AM or a lending agent subject to UBS AM direction and oversight will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will seek to retain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in the fund's interest.

State Street Bank & Trust Company ("State Street") has been approved to serve as lending agent for each fund and receives fees, including a fee based on the returns earned on each fund's investment of the cash received as collateral for the loaned securities, for such services. Additionally, State Street has been approved to engage a third party bank as a special "tri-party" custodian for securities lending arrangements.

Segregated accounts. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, dollar roll and treasury roll transactions or reverse repurchase agreements, it will maintain on the fund's records or with an approved custodian in a segregated account (or designate on the books of its custodian) cash or other liquid assets, marked to market daily, in an amount at least equal to its obligations under such commitment. The cover amount for all of these types of transactions (except for reverse repurchase agreements) is the amount of the purchase price and the interest rate payable, if any, on the securities that are fixed on the purchase commitment date or at the time the settlement date is fixed. Until the obligation is fixed, the offsetting position or segregated coverage amount must equal the daily marked to market value of the instrument in which the fund has invested. With respect to reverse repurchase agreements, the cover amount is equal to the repurchase price (inclusive of interest charges). The cover amount for a reverse repurchase agreement that lacks a specified repurchase price is an amount equal to the value of the proceeds received on any sale subject to repurchase plus accrued interest beginning on the date the fund enters into the reverse repurchase agreement. As described in further detail below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the funds' asset segregation and cover practices discussed herein. See "Strategies using derivative instruments—Cover for strategies using Derivative Instruments" for more information about asset segregation generally.

Short sales "against the box." Each fund (other than UBS Government Money Market Investments Fund and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, a fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

A fund might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in a fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where a fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales. PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the fund sells a security it does not own (or does not have the right to acquire at no added cost).

PACE Large Co Value Equity Investments and PACE International Equity Investments may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each fund's return and loss potential.

Each fund must borrow the security to make delivery to the buyer. In a short sale where a fund is not holding a position in the same security (or convertible into the same security), the fund will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the financial institution as collateral (other than the proceeds received upon the sale of the security) will equal the current value of the stock sold short. In addition, in situations where a short sale is financed by the delivery of cash collateral received from a securities loan, a fund will also cover for this obligation by segregating the value of the cash collateral that is due to the securities borrower at the conclusion of the securities loan. The assets so maintained are marked to market daily.

Each fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to a fund.

Each of PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through the custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions. This option may subject each fund to a heightened risk that the custodian would fail to return the fund's cash collateral. UBS AM regularly monitors the custodian's credit profile and has negotiated certain contractual terms with the custodian that obligate the custodian to return a fund's cash collateral under certain circumstances. However, there is no assurance that the custodian would be able to satisfy this obligation.

Because PACE Large Co Value Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments are multi-managed and have the ability to engage in short sales, one subadvisor may take a short position and another a long position in the same security.

A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and a fund will realize a gain if the security declines in price between those same dates (each of PACE Large Co Value Equity Investments and PACE International Equity Investments is subject to the risk of additional losses if it elects to invest the proceeds received from the initial short sale, and that investment declines in value). The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a fund is required to pay in connection with the short sale. Because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the fund's potential for loss. As described in further detail below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the funds' asset segregation and cover practices discussed herein.

Real estate industry. Although PACE Global Real Estate Securities Investments will not invest directly in real estate, it will invest in the real estate industry. Therefore, an investment in PACE Global Real Estate Securities Investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financings; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trusts. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may invest in REITs. REITs pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder, by investing in REITs indirectly through a fund, will bear not only the shareholder's proportionate share of the expenses of the fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended.

Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Investment Company Act.

Initial public offerings. Several of the funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPO"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Cyber security risk. As the use of technology has become more prevalent in the course of business, the funds, like other business organizations, have become more susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of a fund or its service providers or the issuers of securities in which a fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to a fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting a fund's investment advisor, any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future.

While the funds have established business continuity plans in the event of, and risk management systems to prevent, such cybersecurity breaches, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the funds do not directly control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

Distressed securities risk. Distressed securities frequently do not produce income while they are outstanding, and may require the fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of distressed securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing.

Limited capitalization risk. The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the funds' investments. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the funds. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the funds. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Negative interest rates. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, a fund would generate a negative return on that investment.

In response to recent market volatility and economic uncertainty, the US government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, interest rates in the United States are at historically low levels, and certain European countries and Japan have pursued negative interest rate policies. If negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a fund's ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

With regard to UBS Government Money Market Investments Fund, a low or negative interest rate environment could impact the fund's ability to maintain a stable $1.00 share price. During a low or negative interest rate environment, the fund may reduce the number of shares outstanding on a pro rata basis through reverse stock splits, negative dividends or other mechanisms to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and its organizational documents. Alternatively, the fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating net asset value per share rounded to four decimal places by using available market quotations or equivalents.

The funds and the PACE Select Advisors Program, Other Programs and Brokerage Platforms. Participants in the PACESM Select Advisors Program and certain other advisory programs (the "Programs"), and investors transacting through certain brokerage platforms, may purchase Class P shares of the funds. Investors seeking to purchase shares of the funds individually and apart from the Programs may do so by purchasing Class A or Class Y shares of the funds. Because of the ongoing connection between the funds and the Programs, individual funds may be managed in part based upon how they function within the overall Programs. For example, certain funds may be less likely to invest defensively (e.g., by holding cash instruments) in certain market environments because exposure to more conservative investments may be obtained elsewhere through other funds in the Programs. Additionally, a substantial amount of the funds' assets are held through a single intermediary (i.e., UBS Financial Services Inc.), and recommendations made by this intermediary (or other intermediaries) to redeem fund shares could adversely affect the remaining fund shareholders, by reducing a fund's liquidity and/or increasing its transaction and tax costs. These factors may be particularly of interest for those investing outside of the Programs.

Investment limitations of the funds

Fundamental investment limitations. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities or (b) 67% or more of the outstanding voting securities present at a shareholders' meeting if more than 50% of the outstanding voting securities are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation number 4, the funds will comply with the applicable restrictions of Section 18 of the Investment Company Act.

Under the investment restrictions adopted by the funds:

(1)  Each fund shall be a "diversified company" as that term is defined in the Investment Company Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

(2)  Each fund, other than PACE Municipal Fixed Income Investments and PACE Global Real Estate Securities Investments, will not "concentrate" its investments in a particular industry, except as permitted under the Investment Company Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

The following interpretation applies to, but is not a part of, this fundamental limitation: Except as noted above, a fund will not purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to municipal securities. In addition, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; and (c) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation. This limitation is also interpreted with respect to UBS Government Money Market Investments Fund so as not to apply to that fund's investments in certificates of deposit and bankers' acceptances of domestic branches of US banks.

PACE Global Real Estate Securities Investments will concentrate in real estate related securities. In addition, the interpretation of municipal securities set forth in the immediately preceding paragraph will also apply to PACE Global Real Estate Securities Investments.

PACE Municipal Fixed Income Investments will concentrate in municipal fixed income securities, the income from which is exempt from regular federal income tax.

(3)  Each fund may borrow money to the extent permitted under the Investment Company Act, as amended, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(4)  Each fund may issue senior securities to the extent permitted under the Investment Company Act, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(5)  Each fund may make loans, to the extent permitted under the Investment Company Act, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(6)  A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell securities that are collateralized by or otherwise related to interests in real estate and securities of companies that deal in real estate or interests therein.

(7)  Each fund may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, to the extent permitted under the Investment Company Act and other applicable laws, rules and regulations, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(8)  A fund will not act as an underwriter of securities, except that a fund may acquire restricted securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act.

PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders.

Non-fundamental investment limitations. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

(1)  A fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.

(2)  A fund, other than PACE Global Real Estate Securities Investments, will not purchase portfolio securities while borrowings of money in excess of 5% of its total assets are outstanding. This limitation does not affect the ability of PACE Large Co Value Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments to borrow securities in connection with their short selling activity and continue to purchase portfolio securities and other investments in their portfolios. This limitation also does not affect the ability of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, and PACE Strategic Fixed Income Investments to engage in dollar rolls and reverse repurchase agreements.

(3)  A fund will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

(4)  A fund will not purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

(5)  Each fund, other than PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments, will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time. UBS Government Money Market Investments Fund and PACE Municipal Fixed Income Investments may not engage in short sales against the box.

With the exception of PACE Municipal Fixed Income Investments, each fund's investment policy of investing at least 80% of its net assets in the type of investment suggested by its name may be changed by the fund's board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy. (PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so.)

In addition to each fund's investment policies and restrictions, UBS AM may adopt certain additional internal investment criteria which may further restrict fund investments, such as internal UBS AM policies limiting or prohibiting investments in businesses that engage in certain types of weapons manufacturing, natural resource activities or are identified as failing to meet certain criteria put forth by the United Nations or other global organizations (including "sanctions" lists).

Strategies using derivative instruments

General description of derivative instruments. Each fund (other than UBS Government Money Market Investments Fund) is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions. For funds that are permitted to trade outside the United States, UBS AM or the applicable subadvisor also may use forward currency contracts, non-deliverable forwards, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, with the exception of PACE Alternative Strategies Investments, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the funds are described below.

A fund might not use any Derivative Instruments or strategies, and there can be no assurance that using any strategy will succeed. If UBS AM or a subadvisor is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, a fund may have lower net income and a net loss on the investment.

Options on securities and foreign currencies—A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against pay-

ment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

Options on securities indices—A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index. However, it is possible for the option to expire worthless, in which case the purchaser will realize a loss and the writer will realize a gain.

Securities index futures contracts—A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest rate and foreign currency futures contracts—Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on futures contracts—Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term or at specified times or at the expiration of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Non-deliverable forwards ("NDF")—An NDF provides for a cash-settled forward foreign exchange contract, where on the settlement date, the profit or loss at the time is calculated by taking the difference between the contracted exchange rate and the spot foreign exchange rate on an agreed upon notional amount of funds. For a discussion of the risk factors please refer to the "Forward currency contracts" section below.

Forward currency contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

Swap agreements—A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are entered into primarily by institutional investors for periods ranging from one day to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index or other group of securities. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

Commodity-linked derivatives—PACE Alternative Strategies Investments may invest in commodity-linked derivatives. Investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. A fluctuation in the price of the commodity underlying the commodity-linked derivative instrument may cause the fund to lose money.

General description of strategies using Derivative Instruments. A fund may use Derivative Instruments for risk management purposes to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, a fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). In addition to the foregoing, PACE Alternative Strategies Investments may use Derivative Instruments for efficient asset allocation and in pursuit of the fund's investment objective.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when its subadvisor believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when its subadvisor believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

Derivative Instruments on securities often are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the US Commodity Futures Trading Commission ("CFTC"). For example, in October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the funds' asset segregation and cover practices discussed herein. The final rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk ("VaR") leverage limit, derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a "limited derivatives users" exception that is included in the final rule. Under the final rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the funds' securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a fund's investments and cost of doing business, which could adversely affect investors. In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes—Other Information."

In addition to the products, strategies and risks described below and in the prospectus, UBS AM or a fund's subadvisor may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. UBS AM or the applicable subadvisor may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds' prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the prospectus.

Special risks of strategies using Derivative Instruments. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)  Successful use of most Derivative Instruments depends upon the ability of UBS AM or a fund's subadvisor to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While UBS AM and the applicable subadvisors are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

(2)  There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3)  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because UBS AM or the applicable subadvisor projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

(4)  As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

Cover for strategies using Derivative Instruments. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) liquid and unencumbered assets (which include, but are not limited to, cash, cash equivalents, equities and debt instruments of any grade that are not deemed illiquid by UBS AM as described above), with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Dedicated fund compliance policies and procedures, which the Trust's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above. Any assets designated as segregated by a fund, either physically or "earmarked" as segregated, for purposes of (2) above shall be liquid, unencumbered and marked to market daily.

With respect to futures contracts, a fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the fund's position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant ("FCM")); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," a fund must cover its open position by maintaining segregated assets equal to the contract's full, notional value. However, the fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle," a fund is permitted to maintain segregated assets in an amount equal to the fund's daily marked to market (net) obligation (i.e., the fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts, a fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Each fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

With respect to written options, the cover amount for sales of put options will be a value at least equal to the exercise price of the put option. Further, assets segregated or earmarked to cover a sale of a put option will be different from the security or the instrument underlying the option. The cover amount for written call options is the market value of the index or security on which the option is written.

A fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold or other liquid assets. Alternatively, when a fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the fund's custodian or sub-custodian will place segregated assets in a segregated account of the fund in an amount equal to the contracts' full, notional value. However, offsetting currency contracts with respect to identical currencies may be netted against each other and, in such cases, the fund's custodian or sub-custodian will place segregated assets in a segregated account of the fund in an amount equal to the net amount owed (the unrealized loss) by the fund.

When a fund enters into a non-deliverable forward transaction, the fund's custodian will maintain segregated assets in an amount not less than the value of the fund's unrealized loss under such non-deliverable forward transaction. If the additional segregated assets decline in value or the amount of the fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as segregated assets on a daily basis so that the value of the account will equal the amount of the fund's unrealized loss under the non-deliverable forward agreement.

The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to a rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. A fund also will establish and maintain segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. A fund's segregated assets procedures may require the fund to sell a portfolio security or exit a transaction, including a transaction in a Derivative Instrument, at a disadvantageous time or price in order for the fund to be able to segregate the required amount of assets. If segregated assets decline in value, a fund will need to segregate additional assets or reduce its position in the Derivative Instruments. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of a fund to use the Derivative Instruments could be negatively affected.

Options. The funds may purchase put and call options, and write (sell) put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The funds' investment policies, related risks and restrictions—Illiquid securities."

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

Limitations on the use of options. The funds' use of options (other than PACE Alternative Strategies Investments and PACE High Yield Investments) is governed by the following guidelines, which can be changed by the board without shareholder vote:

(1)  A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

(2)  The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

(3)  The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

Futures. The funds may purchase and sell securities index futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase and write put and call options on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If a fund's subadvisor wishes to shorten the average duration of its portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If a fund's subadvisor wishes to lengthen the average duration of its bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a fund is required to deposit in a segregated account usually with the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain liquid or unencumbered assets in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Foreign currency hedging strategies—special considerations. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. In addition, these funds may use these strategies to adjust exposure to different currencies or to maintain an exposure to foreign currencies while maintaining a cash balance for fund management purposes (or in anticipation of future investments). Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. Each fund that may invest outside the United States may use non-deliverable forwards, as described below, and may also enter into foreign currency strategies for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objectives.

A fund might seek to hedge against changes in the value of a particular currency for multiple reasons, including when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which UBS AM or its subadvisor believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and UBS AM or its subadvisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency.

The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Non-deliverable forward ("NDF") and forward currency contracts. Each fund that may invest outside the United States may enter into NDF and forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges—for example, a fund may purchase a currency contract to lock in the US dollar price of a security denominated in a foreign currency that the fund intends to acquire. Currency contract transactions may also serve as short hedges—for example, a fund may sell a currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency. Each fund that may invest outside the United States may also enter into NDF currency contracts (and PACE Alternative Strategies Investments may also enter into forward currency contracts) for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objective.

The cost to a fund of engaging in currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into an NDF currency contract, it relies on the ability of a counterparty to pay any difference between the contracted exchange rate and the spot foreign exchange rate at the maturity of the contract. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Similar to futures contracts, parties to currency contracts may be able to enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for currency contracts, with the result that closing transactions generally can be made for currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

The precise matching of currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Limitations on the use of NDF currency contracts. A fund may enter into NDF currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian liquid or unencumbered assets in an amount not less than the value of its total assets committed to the consummation of the contract to the extent not covered as provided in (1) above, as marked to market daily.

Limitations on the use of forward currency contracts. A fund that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian liquid or unencumbered assets in an amount not less than the value of its assets committed to the consummation of the contract to the extent not covered as provided in (1) above, as marked to market daily.

Swap transactions. A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Swap agreements may be negotiated bilaterally and traded over-the-counter between two parties or, in some instances, must be transacted through a FCM and cleared through a clearinghouse that serves as a central counterparty. Certain standardized swaps are also subject to exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time.

Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates.

A fund may use interest rate swaps, caps, floors and collars (1) to enhance return or realize gains, or (2) as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies.

Equity swaps or other swaps relating to securities or other instruments (such as features or indices) are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

A fund may take either a long or a short position in credit default swap agreements on a single security or instrument. In a long position, the fund would make periodic payments to the counterparty in return for credit protection and would receive the full notional amount, or "par value" of the reference obligation in the event of default during the term of the transaction. If the fund takes a long position and no event of default occurs, it will lose its investment (i.e., the periodic payments) and recover nothing. In a short position, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, a fund in a short position must pay the counterparty the full notional value of the reference obligation. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. Credit default swap transactions involve greater risks than those associated with a direct investment in the reference obligation.

PACE Alternative Strategies Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Intermediate Fixed Income Investments also may invest in unfunded credit default swaps that are based on an index of credit default swaps (sometimes referred to as a "CDX" transaction). These instruments allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the added benefit of diversification as the credit default swap is based on an index of credits (represented by credit default swap agreements) rather than on a single credit. PACE Alternative Strategies Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Intermediate Fixed Income Investments may take either a long or a short position in unfunded CDX instruments. An investor in a CDX instrument may structure its investment to obtain exposure to different "tranches" representing different levels of credit risk of the issuers underlying the swaps in an index. Certain CDX are subject to mandatory central clearing and exchange trading which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDX transactions.

PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments may also invest in unfunded CDX instruments but are only permitted to take long positions with respect to such instruments. This means that these funds may only invest in CDX instruments to receive payment in the event of a default of one or more of the credits represented in the CDX index.

PACE Alternative Strategies Investments, PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments also may invest in variance swaps. Variance swaps are over-the-counter agreements which allow the fund to take positions on market volatility, as measured by an index or reference rate. The fund may take the position that market volatility will exceed an agreed upon volatility strike amount. If this in fact occurs at the termination of the swap agreement, the fund will receive a payment based upon the amount by which the realized volatility level exceeds the volatility strike amount. Conversely, if realized volatility falls short of the volatility strike amount, the fund will make a payment to the other counterparty instead. The fund may also take the opposite position, that is, that market volatility will fall short of an agreed upon volatility strike amount.

A fund will usually enter into swaps on a net basis, where the fund receives or pays, as the case may be, only the net amount of the two payments (other than credit default swaps where the Fund is the protection seller). Because segregated accounts will be established with respect to these transactions, UBS AM and the subadvisors believe these obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions.

A fund will enter into swap transactions only with banks and recognized swap dealers believed by its subadvisor to present minimal credit risk in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Cleared swaps are transacted through FCMs with the clearinghouse serving as a central counterparty. Funds post initial and variation margin in connection with cleared swap transactions through their clearing member FCMs. Central clearing is expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, the margin required for cleared swaps may be in excess of the collateral required under a similar over-the-counter swap, and regulators have imposed certain minimum margin requirements on over-the-counter swaps. Certain cleared swaps are also traded and executed on trading facilities, which may increase market transparency and liquidity but may require a fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about cleared and uncleared swaps and publication of certain swap data. Reporting of swap data may result in greater market transparency, but these rules place potential additional administrative obligations on these funds.

Disclosure of portfolio holdings

Policies and procedures generally. UBS AM and the funds' board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS AM and each fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund's manager, subadvisor(s), distributor, or any affiliated person of a fund, its manager, subadvisor(s) or its distributor, on the other. Each fund's disclosures policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, each fund's portfolio holdings will not be made available to anyone outside of UBS AM or a subadvisor unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the funds' prospectuses, as they may be updated from time to time.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS AM and the funds' board determined that each fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS AM's procedures require that UBS AM Legal and/or Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or the UBS AM Legal and/or Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM Legal and/or Compliance Departments will periodically review how each fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS AM affiliates and certain fiduciaries, and broker-dealers to ensure that such disclosure and use is for legitimate fund business reasons and consistent with the best interests of the fund's shareholders. Each fund's subadvisor(s) have agreed to follow the policies and procedures adopted by UBS AM and the funds with respect to disclosure of the funds' portfolio holdings.

Board oversight. The funds' board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the funds' chief compliance officer of the portfolio holdings disclosure policies and procedures and the funds' policies and procedures regarding the misuse of inside information, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940 ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS AM and the funds' board reserve the right to amend a fund's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time, subject to the approval of the funds' board.

Complete portfolio holdings—disclosure to service providers subject to confidentiality and trading restrictions. UBS AM and/or a fund's subadvisor(s) for legitimate business purposes, may disclose a fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, "Service Providers") to UBS AM, a fund's subadvisors, and/or a fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information pursuant to the terms of the service agreement between the Service Provider and a fund or UBS AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a Trust officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS AM.

Complete portfolio holdings—disclosure to UBS AM and/or subadvisor affiliates and certain fiduciaries subject to confidentiality and trading restrictions. A fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary or by an attorney in the Legal and Compliance Departments of UBS AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS AM's and/or a subadvisor's code of ethics, a fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, a subadvisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM, a subadvisor, or a fund; (iv) a subadvisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund's current advisor; (v) a newly hired investment advisor or subadvisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians and other third parties as necessary in connection with redemptions in kind of a fund's shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such fund officer or the General Counsel or Associate General Counsel within the Legal Department of UBS AM based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings—arrangements to disclose to Service Providers, Fiduciaries and Other Third Parties. As of the date of this SAI, the specific Service Providers, Affiliates, Fiduciaries and other third parties with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds or for other reasons as specified below, are:

•  State Street, each fund's custodian, accounting agent, securities lending agent and sub-administrator, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, securities lending, valuation, derivatives collateral management and sub-administration services it provides to the funds.

•  Ernst & Young LLP, each fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semiannual reporting purposes. Ernst & Young LLP also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP. In addition, Ernst & Young LLP receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 25-day lag time.

•  Bloomberg L.P., which provides analytical services, receives portfolio holdings information on a quarterly basis with a 60-day lag. The rating agencies of Morningstar and Lipper also receive portfolio holdings information on a quarterly basis so that each fund may be included in each rating agency's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

•  Bloomberg Finance L.P. receives daily portfolio holdings for each Fund at the end of each day in connection with its provision of services related to liquidity risk management.

•  A limited number of financial printers used by each fund to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a two week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  ISS Securities Class Action Services, LLC receives portfolio holdings information on a monthly basis on a 6-day lag in connection with proxy voting and class action claims processing services provided to the funds.

•  The rating agency of Standard & Poor's receives portfolio holdings information on a weekly basis so that a fund may be included in the rating agency's industry reports and other materials. There is a 6-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•  With respect to UBS Government Money Market Investments Fund, the rating agency of Moody's receives portfolio holdings information approximately 5 days after the end of each month so that the funds may be included in the rating agency's industry reports and other materials. There is an approximately 5-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•  With respect to UBS Government Money Market Investments Fund, International Data Corporation receives portfolio holdings information daily on a real-time basis in connection with providing pricing information for the funds' portfolio securities.

•  With respect to UBS Government Money Market Investments Fund, Thomson Reuters receives portfolio holdings information weekly on a real-time basis in connection with providing pricing information for the funds' portfolio securities.

In addition, UBS AM and certain subadvisors disclose their portfolio holding information to the following parties on a daily basis or other periodic basis as specified below:

•  Brown Brothers Harriman & Co., which performs certain operational functions.

•  FactSet Research Systems Inc., which provides analytical services.

•  Broadridge Financial Solutions, Inc. ("Broadridge"), which provides proxy voting services.

•  Glass, Lewis & Co., which provides proxy voting services.

•  RiskMetrics Group, which provides proxy voting services.

•  State Street, which performs certain operational functions.

•  Markit WSO Corporation, which performs certain operational functions.

•  BNY Mellon Asset Servicing, which performs certain operational functions.

•  HSBC Securities Services Ltd., which performs certain operational functions.

•  Financial Tracking, LLC, which provides certain operational and compliance functions.

•  Investment Technology Group, Inc., which provides analytical services.

•  Vastardis Fund Services L.P., which provides consulting services, including shadow compliance monitoring.

•  BNP Paribas Securities Services, which provides back office administration.

•  Wilshire Associates Inc., which provides analytical services.

•  Reuters Group, which provides analytical services.

•  Thomson Financial, which provides analytical services.

•  Bloomberg L.P., which provides analytical services.

•  Macgregor XIP, which provides software services of trade order management systems.

•  Eze Castle, which provides software services.

•  Financial Information Network, which provides investment advisory accounting services.

•  Advent Software, Inc., which provides investment advisory accounting services.

•  Electra Information Systems, which provides investment advisory accounting services.

•  Evare, which provides investment advisory accounting services.

•  Cogent Consulting, which provides commission tracking services.

•  Citco Fund Services (USA) Inc., which provides middle office services.

•  Morgan Stanley & Co. LLC, which provides analytical services.

•  Nirvana Financial Solutions, Inc., which provides software services.

•  Investment Company Institute ("ICI"), the national association of US investment companies, including mutual funds, closed-end funds, exchange-traded funds and unit investment trusts, receives portfolio holdings information about UBS Government Money Market Investments Fund on a monthly basis in order to compile and analyze industry data. There may be a delay of up to approximately 5 business days between the date of the portfolio holdings information and the date on which the information is disclosed to the Investment Company Institute.

•  The ICI receives portfolio holdings information relating to each month of a quarter on a quarterly basis for public policy research and advocacy purposes. There is a 60-day lag between the end of a quarter and the date on which the information is disclosed to the ICI.

•  PACE Alternative Strategies Investments is subject to CFTC and National Futures Association ("NFA") reporting requirements due to its status as a commodity pool for which UBS AM is registered as a commodity pool operator. PACE Alternative Strategies Investments supplies portfolio holdings information on a monthly basis with no lag time after the close of the month to data aggregating service providers to facilitate reporting to the CFTC/NFA.

•  KPMG LLP, the manager of certain investors in the funds, and RVK, Inc., a compliance consultant of KPMG LLP, also receive certain non-public holdings information on a monthly basis with an approximately 8-day lag in order to facilitate compliance with the auditor independence requirements to which KPMG LLP is subject.

•  Marketing Spectrum receives portfolio holdings information no earlier than three weeks after the close of a fiscal annual or semi-annual period in connection with its preparation of a draft "letter to shareholders" for inclusion in annual and semi-annual shareholder reports.

Certain subadvisors also disclose their portfolio holding information on a weekly or quarterly basis to Investment Technology Group, Inc., which provides analytical services.

Complete and partial portfolio holdings—disclosure to certain shareholders subject to confidentiality and trading restrictions. UBS AM may make available a fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than eight business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS AM may release the non-public portfolio holdings to a shareholder of a fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

Disclosure to a shareholder of a fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or by an attorney in the UBS AM Legal and Compliance Departments.

Complete and partial portfolio holdings—disclosure to broker-dealers in the normal course of managing fund assets. A subadvisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning a fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund, or an attorney in the UBS AM Legal and Compliance Department. No fund has given its consent to any such use or disclosure and no person or agent of UBS AM or any subadvisor is authorized to give such consent except as approved by a fund's board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to a fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Complete and partial portfolio holdings—disclosure as required by applicable law. Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another domestic or foreign regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceeding). The UBS AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS AM Legal Department may not be able to prevent or place restrictions on the disclosure of a fund's portfolio holdings when compelled by law or regulation to provide such information, even if the UBS AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information. Policies and procedures regarding non-material information permit UBS AM, subadvisors, fund officers, fund portfolio managers, and other senior officers of UBS AM Fund Treasury, UBS AM Legal and Compliance Departments, and anyone employed by or associated with UBS AM who has been authorized by the UBS AM Legal and Compliance Departments' representatives (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, "commentary and analysis") or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (or, in the case of UBS Government Money Market Investments Fund, after the most recent monthly public posting of portfolio holdings) ("recent portfolio changes") to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS AM and the subadvisors believe that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

"Approved Representatives" include persons employed by or associated with UBS AM who have been authorized by the Legal and Compliance Departments of UBS AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS AM and/or any subadvisor in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration. The portfolio holdings disclosure policies and procedures prohibit a fund, its subadvisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the subadvisor or by any affiliated person of the subadvisor.

Please see the prospectus regarding the posting of information regarding certain top equity holdings after calendar-month ends.

Organization of the trust; trustees and officers; principal holders and management ownership of securities

The Trust was organized on September 9, 1994 as a statutory trust under the laws of the State of Delaware and currently has fifteen operating series. The Trust has authority to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

The Trust is governed by a board of trustees, which oversees each fund's operations and which is authorized to establish additional series. Each trustee serves an indefinite term of office. The tables below show, for each trustee (sometimes referred to as a "board member") and executive officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.

Interested Trustee

Name, address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 78 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee); since 2017 (Chairman of the Board of Trustees)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as President of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

				Professor Feldberg is a director or trustee of 9 investment companies (consisting of 51 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of the New York City Ballet.

Independent Trustees

Name, address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 79 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to 2017, Mr. Bernikow was also director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Mr. Bernikow is a director or trustee of 5 investment companies (consisting of 47 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), and the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).

Richard R. Burt; 73 McLarty Associates 900 17th Street, N.W. 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a director or trustee of 5 investment companies (consisting of 47 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committees).

Bernard H. Garil; 80 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

				Mr. Garil is a director or trustee of 5 investment companies (consisting of 47 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Name, address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 61 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive, Chicago, IL 60606	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 5 investment companies (consisting of 47 portfolios) for which UBS AM serves as investment advisor or manager.	None

1  Each trustee holds office for an indefinite term.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[2]; 52	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of product control and investment support of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson[2]; 42	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of product control and investment support of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from 2008 through 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper[3]; 62	Vice President and Assistant Secretary	Since 2004 and 2019, respectively

Mr. Kemper is a managing director (since 2006), Interim Head of Asia Pacific Legal (March 2020-present) and senior legal counsel (since October 2019) (prior to which he was Interim Head of Compliance and Operational Risk Control (from 2019 through September 2019) and general counsel (from 2004-2019)) of UBS AM—Americas Region. He has been secretary of UBS AM—Americas region (since 2004), and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary[2]; 52	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president and treasurer and principal accounting officer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun[2]; 42	President	Since September 2018

Mr. Lasun is an executive director and head of fund development and management for UBS AM—Americas region (since September 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees fund development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
William Lawlor[3]; 33	Vice President and Assistant Secretary	Since 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung[4]; 62	Vice President	Since 2016

Ms. Lung is a managing director and portfolio manager of Multi-Component Portfolios of UBS AM—Americas region, which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

Frank Pluchino[4]; 60	Chief Compliance Officer	Since 2017

Mr. Pluchino is an executive director with UBS Business Solutions US LLC (since 2017) and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 12 investment companies (consisting of 66 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Robert Sabatino[3]; 47	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of three investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders[3]; 55	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey[3]; 35	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director (since 2019) and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region, Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth[4]; 56	Vice President	Since 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM—Americas region (since 2013). Prior to joining UBS AM—Americas region, Ms. Toth was a senior portfolio manager at AllianceBernstein (from 1993 to 2012). Ms. Toth is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
David Walczak[3]; 37	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller[3]; 59	Vice President and Secretary	Since 1995 and 2019, respectively

Mr. Weller is an executive director (since 2005) and deputy general counsel (since 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

1  Officers are appointed by the trustees and serve at the pleasure of the board.

2  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

3  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

4  This person's business address is 787 Seventh Avenue, New York, New York 10019.

Information about trustee ownership of fund shares

Trustee	Fund	Dollar range of equity securities in funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM serves as investment advisor or manager[1]
Interested trustee
Meyer Feldberg	PACE High Yield Investments	Over $100,000	Over $100,000
Independent trustees
Alan S. Bernikow	PACE Large Co Value Equity Investments	$10,001 - $50,000	Over $100,000
	PACE Strategic Fixed Income Investments	$10,001 - $50,000
	PACE Large Co Growth Equity Investments	$10,001 - $50,000
	PACE International Equity Investments	$10,001 - $50,000
	PACE Small/Medium Co Value Equity Investments	$10,001 - $50,000
	PACE Alternative Strategies Investments	$10,001 - $50,000
Richard R. Burt	PACE Global Real Estate Securities Investments	$50,001 - $100,000	Over $100,000
	PACE International Emerging Markets Equity Investments	Over $100,000
	PACE International Equity Investments	Over $100,000
	PACE Large Co Growth Equity Investments	Over $100,000
	PACE Large Co Value Equity Investments	Over $100,000
	PACE Small/Medium Co Growth Equity Investments	Over $100,000
	PACE Small/Medium Co Value Equity Investments	$50,001 - $100,000
	PACE Global Fixed Income Investments	Over $100,000
	PACE High Yield Investments	Over $100,000
	PACE Mortgage-Backed Securities Fixed Income Investments	$50,001 - $100,000

Information about trustee ownership of fund shares

Trustee	Fund	Dollar range of equity securities in funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM serves as investment advisor or manager[1]
Bernard H. Garil	UBS Government Money Market Investments Fund PACE International Emerging Markets Equity Investments	Over $100,000 $10,000 - $50,000	Over $100,000
	PACE International Equity Investments	$50,000 - $100,000
	PACE Large Co Growth Equity Investments	$50,000 - $100,000
	PACE Large Co Value Equity Investments	$50,000 - $100,000
	PACE Small/Medium Co Growth Equity Investments	$10,000 - $50,000
	PACE Small/Medium Co Value Equity Investments	$10,000 - $50,000
	PACE Intermediate Fixed Income Investments	$1 - $10,000
	PACE Mortgage-Backed Securities Fixed Income Investments	$1 - $10,000
	PACE Municipal Fixed Income Investments	$10,000 - $50,000
	PACE Strategic Fixed Income Investments	$1 - $10,000

Information about trustee ownership of fund shares

Trustee	Fund	Dollar range of equity securities in funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM serves as investment advisor or manager[1]
Heather R. Higgins	PACE International Emerging Markets Equity Investments	$50,001 - $100,000	Over $100,000
	PACE International Equity Investments	$50,001 - $100,000
	PACE Strategic Fixed Income Investments	Over $100,000

1  Information regarding ownership is as of December 31, 2019, unless otherwise noted.

Leadership structure and qualifications of the board of trustees

The board is responsible for oversight of the funds. The board is currently composed of five trustees, four of whom are not "interested persons" of the funds as that term is defined by the Investment Company Act ("Independent Trustees"). The remaining trustee, Prof. Feldberg, is independent of UBS AM and its affiliates but is deemed to be an "interested person" of the funds within the meaning of the Investment Company Act because he holds a senior position with a registered broker-dealer that may execute transactions with the funds from time to time. The board members have selected Prof. Feldberg to act as chairman of the board. The chairman of the board's role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other trustees between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. In selecting Prof. Feldberg to act as chairman of the board, the Independent Trustees considered Prof. Feldberg's technical classification as an "interested person" of the funds and determined that, because he is independent of UBS AM, it is unnecessary to have a lead independent trustee. The board has established an Audit Committee and a Nominating and Corporate Governance Committee to assist the board in the oversight and direction of the business and affairs of the funds, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the funds or to liaise with the funds' Chief Compliance Officer or service providers, including staff of UBS AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The trustees have determined that the board's leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Trustees and the full board in a manner that enhances the full board's oversight.

The funds have engaged UBS AM to manage the funds on a day-to-day basis. The board is responsible for overseeing UBS AM and other service providers in the operations of the funds in accordance with the Investment Company Act, applicable state and other laws, and the funds' charters. The board reviews, on an ongoing basis, the funds' performance, operations and investment strategies and techniques. The board also conducts reviews of UBS AM and its role in running the operations of the funds.

The board has concluded that, based on each trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a trustee. In determining that a particular trustee is qualified to serve as a trustee, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the funds and protecting the interests of shareholders. Among the attributes common to all trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as trustees. In addition, the board has taken into account the actual service and commitment of the trustees during their tenure in concluding that each should continue to serve. A trustee's ability to perform his or her duties effectively may have been attained through a trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a trustee of the funds, other funds in the fund complex, other investment funds, public companies, or nonprofit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each trustee that led the board to conclude that he or she should serve as a trustee.

Amb. Burt has served as a board member of the Trust and as a director/trustee of the other funds in the fund complex for approximately two decades, including as a member and/or chair of various board committees. Amb. Burt has many years experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS AM fund complex and has served as a director on other corporate boards. Prior to joining McLarty Associates in 2007, Amb. Burt was chairman of Diligence Inc. (information and risk management firm). Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989-1991) and the US Ambassador to the Federal Republic of Germany (1985-1989). He had also been a partner of McKinsey & Company (management consulting firm).

Prof. Feldberg has served as a board member of the Trust and other current and prior mutual funds in the fund complex for over two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and has served on the boards of several public companies.

Messrs. Bernikow and Garil and Ms. Higgins were elected as directors/trustees of the funds in the fund complex during 2005-2006. Messrs. Bernikow and Garil and Ms. Higgins also serve as members and/or chairs of various board committees.

Mr. Bernikow has extensive accounting and finance experience (being a Certified Public Accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touche LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank.

Mr. Garil has over four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. He began his career at the US Securities and Exchange Commission.

Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Additional details about each trustee's professional experience is included above in the table in the section captioned "Organization of the Trust; trustees and officers; principal holders and management ownership of securities." That table contains information regarding other directorships currently held by board members.

Risk oversight

The funds are subject to a number of risks, including investment, liquidity, compliance, operational and valuation risks, among others. Risk oversight forms part of the board's general oversight of the funds' investment program and operations and is addressed as part of various regular board and committee activities. Day-to-day risk management with respect to the funds is the responsibility of UBS AM or other service providers (depending on the nature of the risk), subject to supervision by UBS AM. Each of UBS AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the funds or UBS AM, their affiliates or other service providers. As part of its regular oversight of the funds, the board, directly or through a committee, reviews reports from, among others, management, the funds' Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS AM or its affiliates, as appropriate, regarding risks faced by the fund and UBS AM's risk oversight programs. The board has appointed a Chief Compliance Officer who oversees the implementation and testing of the funds' compliance program and reports to the board regarding compliance matters for the funds and their service providers; the board has designated one of its members to liaise with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance Officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees

The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent Trustees. Alan S. Bernikow is chairman of the Audit Committee. Meyer Feldberg, who is an interested trustee, also serves in a formal participation/contributing role with respect to the Audit Committee (but is not a member thereof). The following Independent Trustees are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committees of at least three other public companies not affiliated with the UBS AM funds he oversees. The board has determined that Mr. Bernikow's simultaneous service on the audit committees of these other public companies does not impair his ability to effectively serve on the Audit Committee.

The Audit Committee is responsible for, among other things: (i) overseeing the scope of the funds' audit, (ii) overseeing the funds' accounting and financial reporting policies, practices and internal controls; (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the funds' independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from the funds' independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the funds' qualification under Subchapter M of the Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the funds' audit or determining whether the funds' financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

The Audit Committee normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the Trust's fiscal year ended July 31, 2020, the Audit Committee held five meetings.

The Trust's board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees; making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee held five meetings during the fiscal year ended July 31, 2020. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, care of the Secretary of the Trust at UBS Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

Information about Independent Trustee ownership of securities issued by UBS AM or any company controlling, controlled by or under common control with UBS AM

As of December 31, 2019, the Independent Trustees and their immediate family members did not own any securities issued by UBS AM or any company controlling, controlled by or under common control with UBS AM.

Compensation

Each Independent Trustee receives, in the aggregate from the UBS AM funds he or she oversees, an annual retainer of $140,000 and a $20,000 fee for each regular joint board meeting of the boards of those funds (and each in-person special joint board meeting of the boards of those funds) actually attended. Independent Trustees who participate in previously scheduled joint in-person meetings of the boards of the UBS AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled joint in-person meetings of the Boards of the UBS AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Trustee receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund's board must meet separately from the regularly scheduled joint board meetings. Independent Trustees who participate in scheduled telephonic meetings of the board(s) of one or more UBS Funds are paid $1,000 for each such meeting actually attended.

The chairman of the board receives annually an additional $75,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who undertakes a special assignment to provide special assistance in coordinating the board's oversight of compliance matters, contract reconsideration matters or marketing/distribution matters (currently Heather R. Higgins, Bernard H. Garil and Meyer Feldberg (for whom such additional fees are allocated to the UBS non-money market funds only), respectively) receives annually an additional $25,000. Independent Trustees who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid in the aggregate from the UBS AM funds he or she oversees, annual retainers of $10,000 and $5,000, respectively, in connection with his or her membership on the Audit Committee and/or Nominating and Corporate Governance Committee. Prof. Feldberg, who is an interested trustee, also serves in a formal participation/ contributing role with respect to the Audit Committee (but is not a member thereof) and is paid in the aggregate from the UBS AM funds he oversees an annual retainer of $10,000 for his services. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated according to the number of such funds. No officer, director or employee of UBS AM or any of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which UBS AM or an affiliate served as an investment advisor or manager during the periods indicated.

Name of person, position[1]	Aggregated compensation from the trust[3]	Total compensation from the trust and the fund complex[4]
Alan S. Bernikow, Trustee	$63,175	$286,000
Richard R. Burt, Trustee	62,074	281,000
Meyer Feldberg, Trustee[2]	92,103	299,418
Bernard H. Garil, Trustee	62,074	281,000
Heather R. Higgins, Trustee	62,074	281,000

1  Except as discussed below, only Independent Trustees were compensated by the funds for which UBS AM serves as investment advisor or manager.

2  Professor Feldberg is an "interested person" of the funds by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between the fund and UBS AM provides that the fund may bear a portion of the compensation to a board member who is not an interested person of the fund by reason of affiliation with UBS AM or any of UBS AM's affiliates, and (ii) otherwise by UBS AM. The compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS AM does not serve as investment advisor or manager, and (2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation.

3  Represents total fees paid to each trustee during the fiscal year ended July 31, 2020.

4  Represents fees paid during the calendar year ended December 31, 2019 to each Independent Trustee by: (a) 5 investment companies in the case of Messrs. Bernikow, Burt and Garil and Ms. Higgins; and (b) 9 investment companies in the case of Professor Feldberg, for which UBS AM or one of its affiliates served as investment advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Principal holders and management ownership of securities

As of November 1, 2020 trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of any fund except as listed below:

Fund	Percentage of shares beneficially owned as of November 1, 2020
PACE High Yield Investments—Class A	13.24%
PACE High Yield Investments—Class Y	99.58
PACE Alternative Strategies Investments—Class A	3.19
PACE Alternative Strategies Investments—Class Y	22.47

As of November 1, 2020, the following shareholders were shown in the Trust's records as owning more than 5% of any class of a fund's shares. Except as listed below, the Trust does not know of any other person who owns beneficially 5% or more of any class of a fund's shares:

Fund	Name and address[1]	Percentage of shares beneficially owned as of November 2, 2020
PACE Alternative Strategies Investments Class A	Morgan Stanley Smith Barney LLC	5.23%
	UBS Financial Services Inc. FBO Mark David Ross	5.78
PACE Alternative Strategies Investments Class Y	Pershing LLC	74.48%
	Gina M Toth	22.47
PACE Global Fixed Income Investments Class A	Morgan Stanley Smith Barney LLC	5.31%
PACE Global Fixed Income Investments Class Y	Pershing LLC	98.93%
PACE Global Real Estate Securities Investments Class A	Morgan Stanley Smith Barney LLC	10.31%
	UBS Financial Services Inc. FBO Donna L Wray	5.83
	UBS Financial Services Inc. FBO Juliette Keller, DMD	6.82
	UBS Financial Services Inc. FBO Helen Toshiko Koda	6.38
	UBS Financial Services Inc. FBO Robert A Berk & Cynthia Carten Berk	5.36
	UBS Financial Services Inc. FBO Ms Jeannette M Bowers	5.95
	UBS Financial Services Inc. FBO Rosalind Goldfarb Levitt	11.54
	UBS Financial Services Inc. FBO Rosemary Wilson Living Trust	21.15
PACE High Yield Investments Class A	Merrill Lynch Financial Data SCVS	7.61%
	UBS Financial Services Inc. FBO Mabel Lung	8.97
PACE High Yield Investments Class Y	Meyer Feldberg	99.58%
PACE Intermediate Fixed Income Investments Class A	UBS Financial Services Inc. FBO Virginia Gregory & Carolyn Gregory	6.11%
PACE Intermediate Fixed Income Investments Class Y	Pershing LLC	91.82%
	Raymond James & Assoc Inc FBO Melvin A Heiligmann	7.37
PACE International Emerging Markets Equity Investments Class A	Wells Fargo Clearing SVCS LLC	7.36%
	Morgan Stanley Smith Barney LLC	10.57

Fund	Name and address[1]	Percentage of shares beneficially owned as of November 2, 2020
PACE International Emerging Markets Equity Investments Class Y	Pershing LLC	99.36%
PACE International Equity Investments Class Y	Pershing LLC	97.30%
PACE Large Co Growth Equity Investments Class A	Morgan Stanley Smith Barney LLC	5.65%
PACE Large Co Growth Equity Investments Class Y	Pershing LLC	99.96%
PACE Large Co Value Equity Investments Class Y	Pershing LLC	97.31%
PACE Mortgage-Backed Sec Fixed Inc Investments Class Y	Pershing LLC	21.77%
	Great-West Trust Company LLC FBO Employee Benefits Clients 401K	47.24
	Great-West Life & Annuity 401KG FFI	23.39
PACE Municipal Fixed Income Investments Class Y	UBS Financial Services Inc. FBO Ada Jane Guyton & James Michael Haas	78.97%
	UBS Financial Services Inc. FBO Shannon D Wallace & Jody Wallace	21.03
PACE Small/Medium Co Growth Equity Investments Class Y	LPL Financial	22.77%
	UBS Financial Services Inc. CUST Louise H Moon	77.23
PACE Small/Medium Co Value Equity Investments Class Y	Stifel Nicolaus & Co Inc	28.85%
	UBS Financial Services Inc. CUST Charles Alan Ainsworth	24.28
	UBS Financial Services Inc. CUST Wanda Lange-Horne	12.16
	UBS Financial Services Inc. FBO Michael H Massie	17.86
	UBS Financial Services Inc. FBO Walter P Massie Jr	5.67
PACE Strategic Fixed Income Investments Class A	Thomas Michael Quinn and Christine M Brown Quinn	8.77%
	Stifel Nicolaus & Co Inc	6.09
	UBS Financial Services Inc. FBO Richard E. De Mornay	5.80
PACE Strategic Fixed Income Investments Class Y	Pershing LLC	97.93%

1  The shareholders listed may be contacted c/o UBS Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.

Investment management, administration and principal underwriting arrangements

Investment management and administration arrangements. UBS AM acts as the investment manager and administrator to the Trust pursuant to an agreement with the Trust ("Management and Administration Agreement"). Under the Management and Administration Agreement, UBS AM, subject to the supervision of the Trust's board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the funds. UBS AM is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreements") in connection with the management of the funds. UBS AM is responsible for monitoring the investment advisory services furnished pursuant to the Advisory Agreements. UBS AM reviews the performance of all subadvisors and makes recommendations to the board with respect to the retention and renewal of Advisory Agreements. In connection therewith, UBS AM keeps certain books and records of the Trust. UBS AM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Trust's custodian and its transfer and dividend disbursing agent. The management services of UBS AM under the Management and Administration Agreement are not exclusive to the Trust, and UBS AM is free to, and does, render management services to others.

As specified in the prospectuses, each fund pays fees to UBS AM for management and administrative services, based on annual percentage rates of the fund's average daily net assets.

The following table shows the fees earned (or accrued) by UBS AM and the portions of those fees waived by UBS AM for the fiscal periods indicated.

Management and administration
fees earned (or accrued)
and recoupments, if any, of prior
expense reimbursements, before
fees waived and/or expense
reimbursements, by UBS AM
	for fiscal years ended July 31,			Management and administration fees waived and/or expense reimbursements by UBS AM for fiscal years ended July 31,
Fund	2020	2019	2018	2020	2019	2018
UBS Government Money Market Investments Fund	$734,790	$705,905	$729,181	$677,323	$606,004	$596,039
PACE Mortgage-Backed Securities Fixed Income Investments	2,202,839	2,374,853	2,659,965	778,759	830,441	886,117
PACE Intermediate Fixed Income Investments	1,844,586	1,893,294	2,043,348	611,224	694,856	480,958
PACE Strategic Fixed Income Investments	4.445,443	4,551,726	4,903,693	735,584	707,024	646,500
PACE Municipal Fixed Income Investments	1,795,891	1,855,086	1,963,166	324,910	340,675	350,329
PACE Global Fixed Income Investments	2,564,498	2,836,921	3,225,437	825,533	926,178	780,484

Management and administration
fees earned (or accrued)
and recoupments, if any, of prior
expense reimbursements, before
fees waived and/or expense
reimbursements, by UBS AM
	for fiscal years ended July 31,			Management and administration fees waived and/or expense reimbursements by UBS AM for fiscal years ended July 31,
Fund	2020	2019	2018	2020	2019	2018
PACE High Yield Investments	$2,255,079	$2,591,012	$2,957,777	$547,943	$580,570	$581,299
PACE Large Co Value Equity Investments	7,488,442	8,892,151	9,981,442	88,857	—	56,044
PACE Large Co Growth Equity Investments	8,911,887	9,721,326	10,670,526	399,855	180,734	33,676
PACE Small/Medium Co Value Equity Investments	3,037,686	3,678,012	4,240,396	199,089	139,279	63,558
PACE Small/Medium Co Growth Equity Investments	3,242,758	3,931,892	4,153,179	47,892	—	72,219
PACE International Equity Investments	8,077,287	9,272,561	10,570,817	—	—	117,858
PACE International Emerging Markets Equity Investments	3,917,206	4,435,300	5,292,714	386,163	171,961	216,624
PACE Global Real Estate Securities Investments	861,262	1,021,933	1,103,661	420,141	475,452	449,830
PACE Alternative Strategies Investments	6,828,840	7,898,148	9,198,204	914,534	406,152	547,182

In connection with its management of the business affairs of the Trust, UBS AM bears the following expenses:

(1)  the salaries and expenses of all of its and the Trust's personnel and the fees and expenses of trustees who are interested persons by reason of affiliation with UBS AM or the Trust's subadvisors;

(2)  expenses incurred by UBS AM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

(3)  the fees payable to each subadvisor (other than UBS AM) pursuant to the Advisory Agreements.

Under the terms of the Management and Administration Agreement, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS AM or the fund's subadvisor(s). General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable. Expenses borne by each fund include the following (or a fund's share of the following): (1) the cost (including brokerage commissions, applicable taxes, and, with respect to short sales, any interest expense or any other cost) of securities purchased or sold by a fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of a fund by UBS AM, (3) organizational expenses, including the organizational and other expenses incurred in connection with the initial offering of any new share classes of a fund or the initial offering of a new fund, (4) filing fees and expenses relating to the registration and qualification of a fund's shares and the Trust under federal and state securities laws and maintenance of such registration and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the Investment Company Act) by reason of affiliation with UBS AM or any of UBS AM's affiliates, UBS AM or the subadvisors, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust by reason of affiliation with UBS AM or any of UBS AM's affiliates, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

Under the Management and Administration Agreement, UBS AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management and Administration Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to UBS AM or by UBS AM on 60 days' written notice to the fund.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the funds for certain operating expenses in order to maintain the total annual operating expenses of each class (excluding expenses attributable to (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2021 at a level not to exceed certain specified amounts. Each fund will repay UBS AM for any such waived fees/reimbursed expenses during the three-year period following the period during which UBS AM waived fees or reimbursed expenses, to the extent that repayment can be made without causing the operating expenses of the fund or class during a year in which repayment is made to exceed these expense caps. The amounts of the expense caps for each fund and each share class are shown in the table below, and are current as of the date of this SAI; the table also shows, for the fiscal year ended July 31, 2020, UBS AM's fee waivers/expense reimbursements (which may be subject to repayment by the funds through July 31, 2023) and recoupments.

Fund	Class A expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursement	Recoupments
UBS Government Money Market Investments Fund	N/A	N/A	0.60%	$330,288	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	0.72%	0.72	778,759	—
PACE Intermediate Fixed Income Investments	0.91	0.66	0.66	611,224	—
PACE Strategic Fixed Income Investments	0.93	0.68	0.68	735,584	—

Fund	Class A expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursement	Recoupments
PACE Municipal Fixed Income Investments	0.82%	0.57%	0.57%	$324,910	$—
PACE Global Fixed Income Investments	1.03	0.87	0.84	825,533	—
PACE High Yield Investments	1.06	0.88	0.91	547,943	—
PACE Large Co Value Equity Investments	1.14	0.89	0.89	88,857	—
PACE Large Co Growth Equity Investments	1.13	0.88	0.88	399,855	—
PACE Small/Medium Co Value Equity Investments	1.29	1.04	1.04	199,089	—
PACE Small/Medium Co Growth Equity Investments	1.33	1.08	1.08	47,892	—
PACE International Equity Investments*	1.25	1.00	1.00	—	—
PACE International Emerging Markets Equity Investments**	1.55	1.30	1.30	386,163	—
PACE Global Real Estate Securities Investments	1.45	—	1.20	420,141	—
PACE Alternative Strategies Investments	1.88	1.63	1.63	914,534	—

*  The expense caps shown for PACE International Equity Investments above are effective as of August 1, 2020. Prior to August 1, 2020, the expense caps for this fund were as follows: 1.35% for Class A, 1.10% for Class Y and 1.10% for Class P.

**  The expense caps shown for PACE International Emerging Markets Equity Investments above are effective as of August 1, 2020. Prior to August 1, 2020, the expense caps for this fund were as follows: 1.65% for Class A, 1.40% for Class Y and 1.40% for Class P.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") with respect to UBS Government Money Market Investments Fund so that BNY Mellon would correspondingly reduce the fees it would have charged to that fund. Given that for a portion of the prior fiscal year UBS AM had voluntarily undertaken to reduce its fees and/or reimburse expenses, and when such amount exceeded the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. was to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

With respect to UBS Government Money Market Investments Fund, UBS AM may also voluntarily waive fees and/or reimburse expenses from time to time. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses.

Effective March 31, 2014, UBS AM has entered into a written fee waiver agreement with PACE Alternative Strategies Investments to waive the incremental investment advisory fees it retains due to its management of a portion of the fund's assets (i.e., investing in other unaffiliated pooled investment vehicles and index futures). These management fee waivers will not be subject to any recoupment provisions.

UBS AM has entered into a Sub-Administration Contract with State Street to provide accounting, portfolio valuation and certain sub-administrative services for the funds. UBS AM pays State Street for the services it provides under the Sub-Administration Contract.

Effective May 30, 2018, the funds have entered into a Service Agreement with State Street to provide certain regulatory support services to the funds, including: (i) CFTC exclusion filing services and other services, as applicable; (ii) website posting of required information for money market funds and Form N-MFP and Form N-CR filing services; and (iii) Form N-PORT and Form N-CEN preparation and filing services. The funds pay State Street a fee at an agreed-upon rate for the services it provides under the Service Agreement. Under the Service Agreement, for the fiscal years ended July 31, 2020 and 2019, the funds paid fees in the amounts of $200,000 and $214,000, respectively.

Investment advisory arrangements. As noted in the prospectus, subject to the monitoring of UBS AM and, ultimately, the board, each subadvisor manages the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities on behalf of the fund.

Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management and Administration Agreement. Each Advisory Agreement may be terminated by the Trust upon not less than 30 days' written notice (as specified in a specific Advisory Agreement). Each Advisory Agreement may be terminated by UBS AM or the subadvisor upon not less than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Under the Advisory Agreements, the subadvisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the subadvisors in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each investment advisor has agreed to its fees as described herein. By virtue of the management, monitoring and administrative functions performed by UBS AM, and the fact that subadvisors are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each subadvisor serves in a subadvisory capacity to the fund. Subject to the monitoring by UBS AM and, ultimately, the board, each subadvisor's responsibilities are limited to managing all or a designated portion of the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities on behalf of the fund.

PACE Mortgage-Backed Securities Fixed Income Investments

Under the current Advisory Agreement for this fund with Pacific Investment Management Company LLC ("PIMCO"), UBS AM (not the fund) pays PIMCO a fee based on the fund's average daily net assets. For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $692,613, $681,925 and $768,593, respectively, which represented approximately 0.20%, 0.18% and 0.18%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

PIMCO is a limited liability company that is a majority owned subsidiary of Allianz Asset Management, a subsidiary of Allianz SE.

PACE Intermediate Fixed Income Investments

Under the current Advisory Agreement for this fund with BlackRock Financial Management, Inc. ("BlackRock Financial"), UBS AM (not the fund) pays BlackRock Financial a fee based on the fund's average daily net assets. Under the current sub-sub-advisory contract for this fund between BlackRock Financial and BlackRock International Limited ("BlackRock International"), BlackRock Financial (not the fund) pays BlackRock International a fee based on the net fee retained by BlackRock Financial. For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $413,917, $423,703 and $455,593, respectively, which represented approximately 0.12%, 0.12% and 0.12%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

BlackRock, Inc. is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

PACE Strategic Fixed Income Investments

Under the current Advisory Agreements for this fund with Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman"), UBS AM (not the fund) pays PIMCO and Neuberger Berman a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $1,840,215, $1,886,877 and $2,052,493, respectively, which represented approximately 0.25%, 0.25% and 0.25%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

PIMCO is a limited liability company that is a majority owned subsidiary of Allianz Asset Management, a subsidiary of Allianz SE.

Neuberger Berman is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC ("NBG"). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG's voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by Neuberger Berman employees.

PACE Municipal Fixed Income Investments

Under the current Advisory Agreement for this fund with Mellon Investments Corporation ("Mellon Investments"), UBS AM (not the fund) pays Mellon Investments a fee based on the fund's average daily net assets. For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $484,178, $496,353 and $519,598, respectively, which represented approximately 0.14%, 0.14% and 0.14%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

On February 1, 2018, The Boston Company Asset Management LLC and Standish Mellon Asset Management Company LLC merged into Mellon Capital Management Corporation, which immediately changed its name to BNY Mellon Asset Management North America Corporation and subsequently changed its name to Mellon Investments Corporation. Mellon Investments Corporation is an independently operated indirect subsidiary of The Bank of New York Mellon Corporation.

PACE Global Fixed Income Investments

Under the current Advisory Agreement for this fund with J.P. Morgan Investment Management Inc. ("J.P. Morgan"), UBS AM (not the fund) pays J.P. Morgan a fee based on the fund's average daily net assets. For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $512,900, $567,541 and $649,593, respectively, which represented approximately 0.15%, 0.15%

and 0.15%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

J.P. Morgan is a wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name, JPMorgan Asset Management.

PACE High Yield Investments

Under the current Advisory Agreement for this fund with Nomura Corporate Research and Asset Management Inc. ("NCRAM"), UBS AM (not the fund) pays NCRAM a fee based on the fund's average daily net assets. Under the current sub-management contract for this fund between NCRAM and Nomura Asset Management Singapore Limited ("NAM Singapore"), NCRAM (not the fund) pays NAM Singapore a fee based on the net fee retained by NCRAM. For the fiscal year ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $804,712, $909,955 and $1,030,750, respectively, which represented approximately 0.29%, 0.28% and 0.28%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

NCRAM is 99% owned by Nomura Holding America Inc. The ultimate parent is Nomura Holdings, Inc., a publicly traded company, which owns the remaining 1% of NCRAM. NAM Singapore is 100% owned by Nomura Asset Management Co., Ltd., which is 100% owned by Nomura Holdings, Inc.

PACE Large Co Value Equity Investments

Under the current Advisory Agreements for this fund with Pzena Investment Management, LLC ("Pzena"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Wellington Management Company LLP ("Wellington"), UBS AM (not the fund) pays each of Pzena, Los Angeles Capital and Wellington a fee based on the fund's average daily net assets that each manages (and in Pzena's case it may receive a maximum fee depending on its assets under management). For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued aggregate investment advisory fees to the fund's subadvisor(s) of $2,990,850, $3,527,363 and $3,954,667 , respectively, which represented approximately 0.30%, 0.30% and 0.29%, respectively, of the fund's net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Pzena Investment Management, Inc. is the sole managing member of Pzena. Los Angeles Capital is a California corporation founded in 2002 and is wholly-owned by its employees. Wellington is wholly owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

PACE Large Co Growth Equity Investments

Under the current Advisory Agreements for this fund with Jackson Square Partners, LLC ("JSP"), Mar Vista Investment Partners, LLC ("Mar Vista") and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), UBS AM (not the fund) pays JSP, Mar Vista and J.P. Morgan a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued aggregate investment advisory fees to the fund's subadvisor(s) of $2,731,848, $2,917,091 and $3,169,032, respectively, which represented approximately 0.24%, 0.23% and 0.23%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

JSP is a limited liability company organized under the laws of Delaware. JSP is jointly owned by key employees at JSP and by JSP Acquisition LLC, a wholly owned direct subsidiary of Affiliated Managers Group, Inc., a publicly traded asset management company that has been partnering with leading independent asset management boutiques for over 25 years.

Mar Vista is a limited liability company organized under the laws of Delaware. 100% of Mar Vista's interests are owned by employees of the firm.

J.P. Morgan is a wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name, JPMorgan Asset Management.

PACE Small/Medium Co Value Equity Investments

Under the current Advisory Agreements for this fund with Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital"), UBS AM (not the fund) pays Sapience, Kayne Anderson Rudnick and Huber Capital a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued aggregate investment advisory fees to the fund's subadvisor(s) of $1,325,710, $1,620,008 and $1,899,533, respectively, which represented approximately 0.35%, 0.35% and 0.36%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Sapience is an independent, majority employee-owned investment management boutique with Estancia Capital Partners, L.P. partnering as a minority stakeholder in the firm. Kayne Anderson Rudnick Investment Management, LLC is a wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded asset management company. Huber Capital is a wholly-owned subsidiary of Huber Capital Holdings LLC, a holding company. Huber Capital is 100% indirectly owned by its employees, with Joseph Huber, Chief Executive Officer and Chief Investment Officer, as its majority owner.

PACE Small/Medium Co Growth Equity Investments

Under the current Advisory Agreements for this fund with Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy"), UBS AM (not the fund) pays Riverbridge, Calamos and Jacobs Levy a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued aggregate investment advisory fees to the fund's subadvisor(s) of $1,500,612, $1,683,371 and $1,520,501, respectively, which represented approximately 0.37%, 0.34% and 0.29%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Riverbridge is majority-owned by Northill US Holdings, Inc., part of the Northill Capital Group. The remaining interests in the company are employee owned. Calamos is organized as a Delaware limited liability company and is a wholly-owned subsidiary of Calamos Investments LLC ("CILLC"). Calamos Asset Management, Inc. ("CAM") is the sole manager of CILLC. As of July 31, 2020, approximately 22% of the outstanding interests of CILLC is owned by CAM and approximately 78% of CILLC is owned by Calamos Partners LLC ("CPL") and John P. Calamos, Sr. CPL is owned by Calamos Family Partners, Inc. ("CFP") and John S. Koudounis. CFP is owned by members of the Calamos family, including John P. Calamos, Sr.

Jacobs Levy is organized as a New Jersey corporation and is wholly owned by Bruce Jacobs and Kenneth Levy, each a Principal, Portfolio Manager, Co-Chief Investment Officer and Co-Director of Research of the firm, and with each owning 50% of the firm's equity.

PACE International Equity Investments

Under the current Advisory Agreements for this fund with Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird"), UBS AM (not the fund) pays Mondrian, Los Angeles Capital and Baird a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $2,466,657, $2,827,776 and $3,211,474, respectively, which represented approximately 0.27%, 0.27% and 0.27%, respectively, of the fund's net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Mondrian is a limited company organized under the laws of the United Kingdom. Mondrian is a wholly-owned subsidiary of MIPL Group Limited and is controlled by members of Mondrian's management. Los Angeles Capital is a California corporation founded in 2002 and is wholly-owned by its employees. Baird is 100% owned by Baird Financial Corporation ("BFC"). BFC is 100% owned by Baird Holding Company, which is owned 100% by Baird Financial Group, Inc.

PACE International Emerging Markets Equity Investments

Under the current Advisory Agreements for this fund with Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), LMCG Investments, LLC ("LMCG") and RWC Asset Advisors (US) LLC ("RWC"), UBS AM (not the fund) pays Mondrian, William Blair, LMCG and RWC a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $1,652,857, $1,744,627 and $2,070,984, respectively, which represented approximately 0.46%, 0.43% and 0.43%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Mondrian is a wholly-owned subsidiary of MIPL Group Limited and is controlled by members of Mondrian's management. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn is controlled by the Executive Committee. The Executive Committee is comprised of John R. Ettelson, Arthur J. Simon, Stephanie Braming, Brent W. Gledhill, John C. Moore, Jeffrey A. Urbina, Ryan DeVore and Jon W. Zindel. LMCG is a board-managed limited liability company owned by its employees and Royal Bank of Canada ("RBC"). LMCG operates independently of RBC. RWC is a limited liability company and an indirect wholly-owned subsidiary of RWC Partners Limited. RWC Partners Limited is wholly owned by various holdings companies which are ultimately owned by RWC Partners Holdings Limited, which is majority-owned by its and its affiliates' current and former employees and minority-owned by Lincoln Peak Capital Management, LLC.

PACE Global Real Estate Securities Investments

Under the current Advisory Agreements for this fund with Brookfield Public Securities Group LLC ("Brookfield"), UBS AM (not the fund) pays Brookfield a fee based on the fund's average daily net assets that each manages. For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued investment advisory fees to the fund's subadvisor(s) of $440,631, $520,995 and $562,444, respectively, which represented approximately 0.41%, 0.41% and 0.41%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global asset manager focusing on real estate, infrastructure, renewable power and private equity.

PACE Alternative Strategies Investments

Under the current Advisory Agreements for this fund with Wells Capital Management Incorporated ("WellsCap"), First Quadrant L.P. ("First Quadrant"), Sirios Capital Management, L.P. ("Sirios"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar"), UBS AM (not the fund) pays WellsCap, First Quadrant, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar a fee based on the fund's average daily net assets that each manages (UBS AM receives no additional compensation from the fund for allocating a portion of its assets to other unaffiliated pooled investment vehicles and index futures). For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS AM paid or accrued aggregate investment advisory fees to the fund's subadvisor(s) of $3,254,589, $3,735,978 and $4,468,557, respectively, which represented approximately 0.67%, 0.66% and 0.67%, respectively, of the fund's average net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

WellsCap is a direct wholly-owned subsidiary of Wells Fargo Asset Management Holdings, LLC, which is an indirect wholly-owned subsidiary of Wells Fargo & Company.

First Quadrant operates as a Delaware limited partnership. Affiliated Managers Group, Inc. ("AMG"), a publicly traded global asset management holding company, is First Quadrant's institutional partner and holds a majority ownership interest. First Quadrant management controls the remaining ownership interest as individual limited partners of First Quadrant. First Quadrant is registered as an investment adviser with the SEC. First Quadrant is also registered as a commodity trading advisor and commodity pool operator with the CFTC and NFA.

John F. Brennan, Jr. is the sole member of Sirios Associates, LLC, the general partner of Sirios.

Aviva is a wholly-owned, direct subsidiary of Aviva Investors North America Holdings, Inc., which is a wholly-owned subsidiary of Aviva Investors Holdings Ltd., which in turn is a subsidiary of Aviva plc.

PCJ is a partnership with the members of the PCJ investment team owning 49.75% of the firm's equity and Connor, Clark and Lunn Financial Group Ltd. owning 50.25% of the firm's equity.

Andrew Y. Kurita is the Managing Member and owner of Kettle Hill. Bryan Kiss, CFO and Afroz Qadeer, CEO are also owners of the firm.

DLD is a Delaware limited partnership that is majority owned by Mark Friedman, the firm's founder and Chief Investment Officer. TriGran Ventures, LLC owns a minority interest in DLD.

Magnetar is wholly owned and controlled by Magnetar Capital Partners LP ("MCP"), which is controlled by Supernova Management LLC, by virtue of its status as general partner of MCP. MCP is the sole member of a group of affiliated alternative asset managers, including Magnetar.

Process for selection of subadvisors. In selecting subadvisors for the funds, UBS AM, together with UBS Financial Services Inc., looks for those firms who they believe are best positioned to deliver strong, consistent performance in a particular investment style or market capitalization range, while managing risk appropriately.

After a thorough initial review of potential advisors, the selection process includes quantitative and qualitative analysis to narrow the list of candidates. The rigorous review, using stringent qualifying standards, incorporates statistical measures of performance, including:

•  Investment returns over short- and long-term periods

•  Risk-adjusted performance

•  Performance relative to the market index that serves as the benchmark for the investment style

The next phase includes office visits and extensive interviews. On the qualitative side, the following areas are examined:

•  Investment philosophy and discipline

•  Adherence to investment style

•  Experience and continuity of key personnel

•  Client service capabilities

•  Size and financial stability

In some instances, it is determined that more competitive and/or consistent returns can be better achieved by hiring multiple subadvisors for an individual fund, each specializing in a particular market segment and management style.

The final phase is the ongoing monitoring of subadvisor performance to ensure that the standards set by the initial phases remain intact throughout the life of a fund. PACE fund subadvisors can be considered for replacement if they are judged to no longer meet the standards that led to their original selection among other reasons. The result of this comprehensive approach is access to a select group of subadvisors.

Transfer agency related services. UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon, the funds' transfer agent, and is compensated for these services by BNY Mellon, not the fund.

For the fiscal years ended July 31, 2020, July 31, 2019, and July 31, 2018, UBS Financial Services Inc. received from BNY Mellon, not the funds, $4,804,764, $5,379,123 and $5,928,389, respectively, of the total transfer agency and related services fees paid by the funds to BNY Mellon.

Principal underwriting arrangements. UBS AM (US), 1285 Avenue of the Americas, New York, New York 10019-6028 and One North Wacker Drive, Chicago, IL 60606, acts as the principal underwriter of each class of shares of the funds pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract") which requires UBS AM (US) to use its best efforts, consistent with its other businesses, to sell shares of the funds. Shares of the funds are offered continuously. UBS AM (US) enters into selling agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell the funds' shares. UBS Government Money Market Investments Fund has only Class P shares established. The other funds have Class A, Class Y and Class P shares established.

Under a separate plan pertaining to the Class A shares of each fund adopted by the Trust in the manner prescribed by Rule 12b-1 under the Investment Company Act (the "Plan"), each fund pays UBS AM (US) a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares. There is no distribution plan with respect to the funds' Class P or Class Y shares, and the funds pay no service or distribution fees with respect to these classes of shares.

UBS AM (US) uses the service fees under the Plan for Class A shares primarily to pay broker-dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by each broker-dealer. Each broker-dealer then compensates its financial advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

UBS AM (US) receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of Class A shares. These proceeds also may be used to cover distribution expenses.

The Plan and the Principal Underwriting Contract specify that each fund must pay service fees to UBS AM (US) for its service-related activities, not as reimbursement for specific expenses incurred. Therefore, even if the expenses of UBS AM (US) for a fund exceed the service fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if the expenses of UBS AM (US) are less than such fees, it will retain its full fees and realize a profit. Annually, the board reviews the Plan and the expenses of UBS AM (US) for Class A shares of a fund separately from the expenses attributable to the other classes of shares of the funds.

Among other things, the Plan provides that (1) UBS AM (US) will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the board members, UBS AM (US) allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all other classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

The funds paid (or accrued) the following service fees to UBS AM (US) under the Plan during the fiscal year ended July 31, 2020:

Class A
PACE Mortgage-Backed Securities Fixed Income Investments	$80,673
PACE Intermediate Fixed Income Investments	33,415
PACE Strategic Fixed Income Investments	44,815
PACE Municipal Fixed Income Investments	107,267
PACE Global Fixed Income Investments	72,123
PACE High Yield Investments	13,416
PACE Large Co Value Equity Investments	234,515
PACE Large Co Growth Equity Investments	117,450
PACE Small/Medium Co Value Equity Investments	36,618
PACE Small/Medium Co Growth Equity Investments	55,740
PACE International Equity Investments	61,465
PACE International Emerging Markets Equity Investments	10,769
PACE Global Real Estate Securities Investments	899
PACE Alternative Strategies Investments	18,395

UBS AM (US) estimates that it and its affiliates incurred shareholder service-related and distribution-related expenses with respect to the funds during the fiscal year ended July 31, 2020, as set forth below.

PACE Mortgage-Backed Securities Fixed Income Investments

Class A

Marketing and advertising	$267,772
Amortization of commissions	—
Printing of prospectuses and SAIs	894
Branch network costs allocated and interest expense	115,751
Service fees paid to financial advisors	35,930

PACE Intermediate Fixed Income Investments

Class A

Marketing and advertising	$259,243
Amortization of commissions	287
Printing of prospectuses and SAIs	424
Branch network costs allocated and interest expense	98,833
Service fees paid to financial advisors	14,875

PACE Strategic Fixed Income Investments

Class A

Marketing and advertising	$367,001
Amortization of commissions	(757)
Printing of prospectuses and SAIs	333
Branch network costs allocated and interest expense	311,993
Service fees paid to financial advisors	19,947

PACE Municipal Fixed Income Investments

Class A

Marketing and advertising	$265,746
Amortization of commissions	(963)
Printing of prospectuses and SAIs	420
Branch network costs allocated and interest expense	109,494
Service fees paid to financial advisors	47,764

PACE Global Fixed Income Investments

Class A

Marketing and advertising	$294,045
Amortization of commissions	—
Printing of prospectuses and SAIs	955
Branch network costs allocated and interest expense	99,066
Service fees paid to financial advisors	32,118

PACE High Yield Investments

Class A

Marketing and advertising	$264,576
Amortization of commissions	—
Printing of prospectuses and SAIs	90
Branch network costs allocated and interest expense	86,560
Service fees paid to financial advisors	5,977

PACE Large Co Value Equity Investments

Class A

Marketing and advertising	$534,098
Amortization of commissions	(192)
Printing of prospectuses and SAIs	1,902
Branch network costs allocated and interest expense	366,518
Service fees paid to financial advisors	105,340

PACE Large Co Growth Equity Investments

Class A

Marketing and advertising	$570,417
Amortization of commissions	667
Printing of prospectuses and SAIs	916
Branch network costs allocated and interest expense	331,813
Service fees paid to financial advisors	52,277

PACE Small/Medium Co Value Equity Investments

Class A

Marketing and advertising	$311,977
Amortization of commissions	(1,624)
Printing of prospectuses and SAIs	357
Branch network costs allocated and interest expense	131,182
Service fees paid to financial advisors	16,327

PACE Small/Medium Co Growth Equity Investments

Class A

Marketing and advertising	$334,550
Amortization of commissions	20
Printing of prospectuses and SAIs	450
Branch network costs allocated and interest expense	137,527
Service fees paid to financial advisors	24,831

PACE International Equity Investments

Class A

Marketing and advertising	$530,370
Amortization of commissions	(1,424)
Printing of prospectuses and SAIs	964
Branch network costs allocated and interest expense	281,460
Service fees paid to financial advisors	27,392

PACE International Emerging Markets Equity Investments

Class A

Marketing and advertising	$309,388
Amortization of commissions	(20)
Printing of prospectuses and SAIs	175
Branch network costs allocated and interest expense	107,415
Service fees paid to financial advisors	4,795

PACE Global Real Estate Securities Investments

Class A

Marketing and advertising	$203,311
Amortization of commissions	—
Printing of prospectuses and SAIs	23
Branch network costs allocated and interest expense	26,515
Service fees paid to financial advisors	404

PACE Alternative Strategies Investments

Class A

Marketing and advertising	$372,648
Amortization of commissions	—
Printing of prospectuses and SAIs	185
Branch network costs allocated and interest expense	166,965
Service fees paid to financial advisors	8,201

"Marketing and advertising" includes various internal costs allocated by UBS AM (US) to its effort at distributing the funds shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS AM (US). "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various departments involved in the distribution of the funds shares, including the retail branch system of UBS Financial Services Inc., the primary dealer for the funds' shares during this period, and "service fees paid to financial advisors" represents compensation paid by UBS Financial Services Inc. to its financial advisors.

In approving the overall system of distribution for each fund, the board considered several factors, including that the multiple class structure would permit sales of fund shares outside the PACE Program and would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the funds' shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

In approving the Plan, the board considered all the features of the distribution system for each fund and classes of shares and the anticipated benefits to the funds (and, as appropriate, each class of the fund) and its shareholders, including, as relevant, (1) the conditions under which different combinations of initial sales charges, contingent deferred sales charges, service fees and distribution fees would be imposed and the amount of such charges, (2) the belief of UBS AM (US) that the different combinations of initial sales charges, contingent deferred sales charges, service fees and distribution fees would be attractive to broker-dealers and financial advisors, as well as to investors, resulting in greater growth of the fund than might otherwise be the case, (3) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential continued growth and/or preventing further erosion of the funds' assets, (4) the services provided to the fund, each class and the shareholders by UBS AM (US) pursuant to the Principal Underwriting Contract, (5) as applicable, the services provided by broker-dealers pursuant to each selling agreement and dealer agreement with UBS AM (US); (6) distribution-related costs and expenses incurred by UBS AM (US) and/or UBS Financial Services Inc. and (7) the benefit to the fund and its shareholders of the fund being available as an exchange vehicle for shares of the corresponding class of other funds for which UBS AM (US) serves as principal underwriter.

With respect to the Plan, the board considered all compensation that UBS AM (US) would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to UBS AM (US) under the Plan in that UBS AM (US) or an affiliate would receive service, distribution, management and administration fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

Under the Principal Underwriting Contract between the Trust and UBS AM (US) for the Class A shares for the periods set forth below, UBS AM (US) earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to dealers, primarily UBS Financial Services Inc.

Fund

	For the years ended July 31,
	2020	2019	2018
PACE Mortgage-Backed Securities Fixed Income Investments
Class A
Earned	$143	$676	$0
Retained	17	84	0

Fund

	For the years ended July 31,
	2020	2019	2018
PACE Intermediate Fixed Income Investments
Class A
Earned	$0	$5	$378
Retained	0	1	117
PACE Strategic Fixed Income Investments
Class A
Earned	10,511	576	1,095
Retained	70	69	170
PACE Municipal Fixed Income Investments
Class A
Earned	3,004	1,446	137
Retained	577	208	18
PACE Global Fixed Income Investments
Class A
Earned	553	311	0
Retained	70	41	0
PACE High Yield Investments
Class A
Earned	5,482	1,422	6,368
Retained	766	199	150
PACE Large Co Value Equity Investments
Class A
Earned	$1,002	$888	$1,014
Retained	127	126	112
PACE Large Co Growth Equity Investments
Class A
Earned	1,322	1,947	552
Retained	150	194	29

Fund

	For the years ended July 31,
	2020	2019	2018
PACE Small/Medium Co Value Equity Investments
Class A
Earned	$339	$81	$2,511
Retained	49	11	464
PACE Small/Medium Co Growth Equity Investments
Class A
Earned	75	865	182
Retained	7	106	17
PACE International Equity Investments
Class A
Earned	77	2,849	2,713
Retained	7	397	319
PACE International Emerging Markets Equity Investments
Class A
Earned	209	51	1,937
Retained	29	11	277
PACE Global Real Estate Securities Investments
Class A
Earned	700	0	3
Retained	0	0	0
PACE Alternative Strategies Investments
Class A
Earned	0	7,800	10,315
Retained	0	1,240	1,890

UBS AM (US) earned and retained contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended July 31, 2020 as set forth below.

Fund	Class A
PACE Mortgage-Backed Securities Fixed Income Investments	$17
PACE Intermediate Fixed Income Investments	0
PACE Strategic Fixed Income Investments	70
PACE Municipal Fixed Income Investments	577
PACE Global Fixed Income Investments	70

Fund	Class A
PACE High Yield Investments	$766
PACE Large Co Value Equity Investments	127
PACE Large Co Growth Equity Investments	150
PACE Small/Medium Co Value Equity Investments	49
PACE Small/Medium Co Growth Equity Investments	7
PACE International Equity Investments	7
PACE International Emerging Markets Equity Investments	29
PACE Global Real Estate Securities Investments	0
PACE Alternative Strategies Investments	0

UBS AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, "Financial Intermediaries") that engage in selling efforts on behalf of the funds, subject to the internal policies and procedures of UBS AM (US). The source of such payments may come from 12b-1 fees collected from a fund and/or from UBS AM (US)'s own resources (including through transfers from affiliates). Payments made out of UBS AM (US)'s own resources are often referred to as "revenue sharing". Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or "trail" fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS AM (US) and may also be based on such other factors as the Financial Intermediary's ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary's relationship with UBS AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS AM (US) out of its own resources (and not out of fund assets). The value of a shareholder's investment in a fund and the return on that investment will be unaffected by these revenue sharing payments. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS AM. UBS AM (US) may pay Financial Intermediaries a finder's fee for a variety of reasons, including (1) where UBS AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS AM. UBS AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS AM (US)'s internal policies and procedures, UBS AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS AM (US)'s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS AM (US) and may be paid by UBS AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of fund assets similar to that which a fund otherwise would have paid the funds' transfer agent.

Additional compensation to affiliated broker-dealer. UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•  annual rate of 0.05% (5 basis points) of the value of the net assets invested in each fund (except UBS Government Money Market Investments Fund) to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain type of accounts or wrap fee advisory programs).

UBS Financial Services Inc. charges a minimum of $75,000 per calendar year with respect to the funds (except UBS Government Money Market Investments Fund) and certain other investment companies managed by UBS AM for distribution, marketing support and other services.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). As of November 27, 2020, the unaffiliated financial institutions that UBS AM (US) anticipates will receive additional compensation (as described in the prospectus) from UBS AM (US) or UBS AM, from their own resources, include:

Morgan Stanley Smith Barney LLC ("Morgan Stanley")

With respect to Fund Shares, UBS AM (US), as per written agreement between both parties, shall pay Morgan Stanley at an annual rate of 0.01% to 0.10% of each Fund, applied to customer domestic Fund assets held in brokerage and advisory accounts at Morgan Stanley, based on the management fee of each Fund as determined by Morgan Stanley. Certain types of qualified accounts and fund types are excluded from this fee calculation.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the funds for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the funds and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by UBS AM to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares. "Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class P and Class Y qualifying shares (shares sold through Raymond James), UBS AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rate of 0.17% of the average daily value of all qualifying shares of Fund assets. In addition, UBS AM (US) agrees to pay Raymond James $15 per purchase (buy) transaction for clients in select account types which are made available without the imposition of a sales charge, transaction or trade charge by Raymond James. The foregoing payments are subject to a minimum payment to Raymond James of $15,000 per year.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for any fund or funds held by Wells Fargo's customers or (ii) $250,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the funds and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

Securities lending. Pursuant to an agreement between the funds and State Street, the funds may lend their securities through State Street as securities lending agent to certain qualified borrowers (the "Securities Lending Agreement"). As securities lending agent of the funds, State Street administers the funds' securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the funds. State Street also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, State Street is authorized to exercise contractual remedies on behalf of the funds and, pursuant to the terms of the Securities Lending Agreement, has agreed to indemnify the funds for certain losses, which exclude losses associated with collateral reinvestment. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement. State Street, in its capacity as securities lending agent of the funds, is authorized to engage a third party bank as a special "tri-party" custodian for securities lending arrangements and enter into a separate custodial undertaking with each applicable borrower under the funds' securities lending program. State Street maintains records of loans made and income derived therefrom and makes available such records that the funds deem necessary to monitor the securities lending program.

For the fiscal year ended July 31, 2020, the following funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Fund	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split
PACE Intermediate Fixed Income Investments	$89,452	$3,040	$2,900
PACE Strategic Fixed Income Investments	173,768	8,121	5,715

PACE Global Fixed Income Investments	31,151	1,159	1,156
PACE High Yield Investments	170,890	12,317	3,740
PACE Large Co Value Equity Investments	327,230	19,755	6,561
PACE Large Co Growth Equity Investments	456,405	53,766	6,175
PACE Small/Medium Co Value Equity Investments	423,011	24,941	8,870
PACE Small/Medium Co Growth Equity Investments	681,282	60,827	11,665
PACE International Equity Investments	510,784	67,643	4,688
PACE International Emerging Markets Equity Investments	61,947	4,351	1,321
PACE Global Real Estate Security Investments	33,412	1,748	598

Fund	Rebate (paid to borrower)	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
PACE Intermediate Fixed Income Investments	$71,329	$77,269	$12,183
PACE Strategic Fixed Income Investments	127,424	141,259	32,509

PACE Global Fixed Income Investments	24,198	26,513	4,638
PACE High Yield Investments	105,561	121,618	49,272
PACE Large Co Value Equity Investments	226,942	253,258	73,972
PACE Large Co Growth Equity Investments	181,137	241,078	215,327
PACE Small/Medium Co Value Equity Investments	289,409	323,221	99,790
PACE Small/Medium Co Growth Equity Investments	365,467	437,958	243,324
PACE International Equity Investments	161,788	234,118	276,666
PACE International Emerging Markets Equity Investments	38,942	44,614	17,333
PACE Global Real Estate Security Investments	21,887	24,233	9,179

Bank line of credit. Each fund, other than UBS Government Money Market Investments Fund, participates with other funds managed or advised by UBS AM in a $185 million committed credit facility with State Street ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the funds at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Funds have agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Effective November 18, 2015, commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. For the fiscal year ended July 31, 2020, the following Funds had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Value Equity Investments	$1,115,282	33	$2,292	2.305%
PACE Large Co Growth Equity Investments	2,510,123	38	4,068	1.535
PACE Small/Medium Co Value Equity Investments	490,055	2	75	2.760
PACE Small/Medium Co Growth Equity Investments	1,481,618	2	171	2.078
PACE International Equity Investments	1,053,830	86	6,177	2.454
PACE International Emerging Markets Equity Investments	591,884	57	2,071	2.309
PACE Global Real Estate Securities Investments	1,185,183	1	64	1.947
PACE Alternative Strategies Investments	2,360,965	63	8,323	2.022

Proxy voting policies and procedures. The Trust's board believes that the voting of proxies on securities held by a fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to UBS AM and each fund's subadvisor(s), as applicable, subject to the continuing oversight of the board. Following is a summary of the proxy voting policies of UBS AM and each subadvisor to each fund.

You may obtain information about the funds' proxy voting decisions, without charge, online on the funds' website (http://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/ii_pace.html) or on the EDGAR database on the SEC's website (http://www.sec.gov) for the most recent 12-month period ending June 30 for which an SEC filing has been made.

UBS Government Money Market Investments Fund and PACE Alternative Strategies Investments—UBS AM

UBS AM's proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of standards that determine appropriate corporate governance under all circumstances, and no set of values that will guarantee ethical board behavior, there are certain principles, which UBS AM considers is appropriate to protect the economic value of its clients' investments. UBS AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM's proxy voting policy.

When UBS AM's view of a company's management is favorable, UBS AM generally supports current management initiatives. When UBS AM's view is that changes to the management structure would probably increase shareholder value, UBS AM may not support existing management proposals. If management's performance has been questionable, UBS AM may abstain or vote against specific proxy proposals. In general, UBS AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chair is key, (b) the roles of chair and chief executive officer should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, (d) the board should include executive and non-executive members; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, (b) the non-executive directors should provide a challenging but positive environment for the executive directors and (c) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned and the financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable. UBS AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS AM has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM becomes aware of a conflict with respect to a particular proxy, a vote normally will be cast in line with UBS AM's proxy voting policy. If it is identified that this action would not be in the best interests of UBS AM's clients, and under certain circumstances, the relevant internal UBS AM committee may be required to review and resolve the manner in which such proxy is voted.

PACE Mortgage-Backed Securities Fixed Income Investments—Pacific Investment Management Company LLC

Policy Statement: PIMCO adopted a written proxy voting policy ("Proxy Policy") as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO's compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider ("ISP")3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP's guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP's voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian.

1  Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2  The term "Equity Securities" means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3  The ISP for Equity Securities proxy voting is Institutional Shareholder Services ("ISS"), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4  Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM's consent election. PIMCO's Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the "Proxy Working Group"); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO's Legal and Compliance department or PIMCO's Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO's Proxy Policy, and information about how PIMCO voted a client's proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP's engaged to provide PIMCO with proxy voting research and recommendations. PIMCO's due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP's capacity and competency to provide proxy voting research and recommendations5 and the ISP's compliance program.

PACE Intermediate Fixed Income Investments—BlackRock Financial Management, Inc. The fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the fund's board. The fund expects BlackRock and its affiliates to vote proxies related to the fund's portfolio securities for which the fund has voting authority consistent with the fund's best interests.

BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the fund's proxies, which are summarized below.

BlackRock's corporate governance committee structure (the "Committee"), oversees the proxy voting function on behalf of BlackRock and its clients, including the fund. The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for the fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of the fund. In some cases, BlackRock may determine that it is in the best economic interests of the fund to refrain from exercising the fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock's approach is also driven by its clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on its evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in

5  This includes the adequacy and quality of the ISP's operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock's proxy voting guidelines. BlackRock's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the fund, the fund's affiliates (if any), BlackRock or BlackRock's affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Boards of Directors. BlackRock generally supports a board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, BlackRock believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. BlackRock therefore believes that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee's history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

Auditors. These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, BlackRock believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While BlackRock will generally defer to a corporation's choice of auditor, in individual cases, consideration may be given to an auditors' history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

Compensation and Benefits. These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, BlackRock favors disclosure of a company's compensation and benefit policies and oppose excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

Capital Structure. These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

Corporate Charter and By-Laws. These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws. As a general matter, BlackRock generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

Environmental and Social Issues. These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. BlackRock generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. BlackRock intends to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. BlackRock seeks to avoid micromanagement of companies, as it believes that a company's board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

Conflicts Management. BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the fund, the fund's affiliates (if any), BlackRock or BlackRock's affiliates, from having undue influence on BlackRock's proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary's determination.

Reports to the Board. BlackRock will report to the board on proxy votes it has made on behalf of the fund at least annually.

PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC and Neuberger Berman Investment Advisers LLC

Pacific Investment Management Company LLC. For information regarding the proxy voting policies of PIMCO, please see the above language in this section under "PACE Mortgage-Backed Securities Fixed Income Investments."

Neuberger Berman Investment Advisers LLC ("NBIA"). NBIA has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.

NBIA's Governance and Proxy Committee ("Proxy Committee") is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis Co. LLC ("Glass Lewis") to vote proxies in accordance with NBIA's voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

PACE Municipal Fixed Income Investments—Mellon Investments Corporation (The Bank of New York Mellon)

Mellon Investments Corporation ("Mellon") has a fiduciary responsibility to its clients. Mellon seeks to make proxy-voting decisions that are in the best long-term economic interest of its clients as shareholders. Mellon understands that it owes each of its clients a duty of care and loyalty with respect to voting proxies. Mellon's approach to proxy voting is with the same analysis and engagement that it applies to all of its investment activities. Mellon's belief is that a company's environmental, social and governance (ESG) practices have a long-term effect on a company's economic value, and therefore it consider these factors when voting proxies. Therefore, Mellon has created Proxy Voting Guidelines and a Proxy Voting and Governance Committee (the "Committee") that includes senior investment professionals.

Mellon will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. It will generally oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Mellon will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

Mellon recognizes its duty to vote proxies in the best interests of its clients. Mellon seeks to avoid material conflicts of interest by applying detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon's voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

PACE Global Fixed Income Investments—J.P. Morgan Investment Management Inc.

JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated adviser have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMorgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•  Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for J.P. Morgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to J.P. Morgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•  Certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients' best interests to intentionally refrain from voting. But in all other circumstances JPMorgan endeavor to exercise voting responsibilities on clients' behalf. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management's arguments for promoting the prospective change JPMorgan's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•  JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•  JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•  JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•  JPMorgan will vote in favor of increases in capital which enhance a company's long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•  JPMorgan will vote in favor of proposals which will enhance a company's long-term prospects. JPMorgan will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

•  JPMorgan will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

•  Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best long-term interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•  JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who:

  (a) attend less than 75% of board and committee meetings without a valid excuse for the absences;

  (b) implement or renew a dead-hand poison pill;

  (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees;

  (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame;

  (e) are insiders or affiliated outsider directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

  (f) are insiders and affiliated outsiders on boards that are not at least majority independent; or

  (g) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company's internal controls.

  (h) demonstrated history of poor performance or inadequate risk oversight;

  (i) when the board adopts changes to the company's by-laws or charter without shareholder approval if the changes materially diminish shareholder rights;

  (j) chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation;

  (k) for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

JPMorgan considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

•  JPMorgan votes proposals to support directors on classified boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•  JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•  JPMorgan votes against proposals for a super-majority vote to approve a merger.

•  JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•  JPMorgan also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

•  JPMorgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMorgan votes on a case by case basis.

•  JPMorgan will consider environmental and social issues on a case-by-case basis, keeping in mind the best long-term interests of clients. Generally JPMorgan support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration. JPMorgan will Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

•  JPMorgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer's previous year's proposal received a low level of support.

PACE High Yield Investments—Nomura Corporate Research and Asset Management Inc.

The fund has delegated to NCRAM the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. NCRAM recognizes that proxy voting is a valuable right of company shareholders. The firm has in place policies and procedures to ensure that NCRAM is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under applicable laws. Generally, NCRAM will vote all proxies it receives. However, it may be unable to vote proxies in certain circumstances, such as when securities are part of a securities lending program. In fulfilling its obligations to clients, NCRAM's goal and intent is to vote all proxies in its clients' best long term interests. NCRAM may vote in a manner that could diminish the value of a client's position in the short-term if we believe it will increase this value in the long-term and we expect to hold the security for the long-term. NCRAM also has procedures to address potential material conflicts of interest between NCRAM and its clients.

PACE Large Co Value Equity Investments—Pzena Investment Management, LLC, Los Angeles Capital Management and Equity Research, Inc. and Wellington Management Company LLP.

Pzena Investment Management, LLC. Pzena takes its responsibilities as shareholders very seriously. It sees the proxy voting process as part of our overall approach to addressing concerns it may have and will routinely vote against issues such as poor governance. In exceptional circumstances, it may engage with co-investors and proxy advisory services.

Each proxy that comes to Pzena to be voted shall be evaluated in terms of what is in the best interest of its clients. Pzena deems the best interest of clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability).

Pzena has engaged Institutional Shareholder Services ("ISS") to provide a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. They also vote, record and generate a voting activity report for our clients and assist us with recordkeeping and the mechanics of voting. In no circumstance shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by us. Pzena retains responsibility for instructing ISS how to vote, and Pzena still applies its own voting guidelines. If Pzena does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these voting guidelines (when they specifically cover the item being voted on), and to refer all other items back to Pzena for instruction (when there is no firm policy covering the vote).

The analyst who is responsible for covering the company decides how to vote the associated proxies since they have first-hand in-depth knowledge of the company. In evaluating proxy issues, the analyst will utilize a variety of sources to help come to a decision:

i.  Information gathered through in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes regular external engagements with senior management of portfolio companies and internal discussions with Portfolio Managers ("PMs") and the Chief Investment Officer ("CIO"), as needed.

ii.  ISS reports to help identify and flag factual issues of relevance and importance.

iii.  Information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services.

iv.  Where applicable, any specific guidelines designated in writing by a client.

If an analyst desires to vote contrary to the voting guidelines set forth in the proxy voting policy or the written proxy voting policy designated by a specific client, the analyst will discuss the vote with the CIO, and/or Director of Research ("DOR") and/or a PM for the strategy in which the security is held. The CIO, DOR and/or the PM, shall, in turn, determine how to vote the proxy based on the analyst's recommendation and the long-term economic impact such vote will have on the securities held in client accounts. If the CIO, DOR and/or the PM agree with the analyst's recommendation and determine that a contrary vote is advisable the analyst will provide written documentation of the reasons for the vote.

To help make sure that we vote client proxies in accordance with Pzena's fiduciary obligation to maximize shareholder value, Pzena has established a Proxy Voting Committee which is responsible for overseeing the voting guidelines. The committee consists of representatives from Legal and Research. The committee will meet at least once annually and as often as necessary to oversee our approach to proxy voting.

Los Angeles Capital Management and Equity Research, Inc. Los Angeles Capital has adopted and implemented proxy voting procedures that the Firm believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. Los Angeles Capital's Proxy Committee has primary responsibility for developing, implementing, and updating its Proxy Policy, reviewing, approving, and/or formulating all proxy guidelines, voting independent proxies on a case-by-case basis, selecting and overseeing its proxy agent, monitoring legislative and corporate governance developments surrounding proxy issues, and identifying any conflicts of interest.

Los Angeles Capital has retained Glass Lewis, an unaffiliated third-party to act as an independent voting agent ("Proxy Agent") on its behalf and provide objective proxy analysis, voting recommendations, recordkeeping, and manage other operational matters in connection with the proxy voting process. On an annual basis, Los Angeles Capital's Proxy Committee formulates the proxy voting guidelines to be implemented by the Proxy Agent. The Committee reviews the Proxy Agent's U.S. and International Proxy Paper Guidelines. Additionally, the Committee selectively reviews a sampling of the Proxy Agent's voting recommendations and the related proxy materials in determining whether to accept or modify the Proxy Agent's U.S. and International Proxy Guidelines. Although the Firm has adopted the Proxy Agent's established guidelines and has a pre-determined voting policy, the Firm's Proxy Committee retains the right to customize the voting policy for those accounts where proxy voting authority has been granted to the Firm. In addition, the Firm retains the right to cast each vote on a case-by-case basis taking into consideration the contractual obligations under the advisory or sub-advisory agreements and all other relevant facts and circumstances at the time of the vote.

Los Angeles Capital does not generally dialogue with management of an issuer with respect to pending proxy voting issues. Management of issuers, as well as other interested parties, will sometimes release information (after the proxy statement has been distributed) that relates to a pending proxy vote. The Proxy Agent will not always be able to consider that additional information depending on when it is released. Although the Firm will use reasonable efforts to check for additional proxy-related communications with respect to voting its largest holdings, it will not check for those additional items for all holdings and may also not be able to consider those items depending on when the additional information is received.

In the event that the Proxy Agent has an unforeseen conflict of interest that requires specialized treatment, alternate measures may be taken, up to and including have the Proxy Agent refrain from writing a Proxy Paper report on the issuer. In this scenario, Los Angeles Capital's Proxy Committee will vote the proxy. In the event Los Angeles Capital is voting the proxy for a particular company and also identifies a conflict of interest with the related client account, it will notify the client and request that the client instruct on how to vote the proxy or turn the decision to another independent third party to vote.

The Firm believes that it is unlikely that serious conflicts of interest will arise in the context of Los Angeles Capital's proxy voting because Los Angeles Capital does not engage in other financial businesses such as brokerage, managing or advising public companies, underwriting, or investment banking. Further, as a matter of policy, the Firm and its employees are required to put client interests ahead of their own. The Proxy Agent has established conflict avoidance procedures detailing ways it will protect the Proxy Agent's clients from potential conflicts of interest. These conflict management procedures are structured for transparency, independence, and, where applicable, information barriers. Los Angeles Capital periodically reviews the Conflict of Interest Statement prepared by the Proxy Agent.

Wellington Management Company LLP. Wellington's Proxy Voting Guidelines (the "Guidelines") set forth broad guidelines and positions on common proxy issues that Wellington uses in voting on proxies In addition, Wellington also considers each proposal in the context of the issuer, industry and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington to enter a vote that differs from the Guidelines. Wellington seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

Statement of Policy

Wellington:

1.  Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2.  Votes all proxies in the best interests of the client for whom it is voting.

3.  Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

Procedures

Use of Third-Party Voting Agent

Wellington uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy

If a client requests that Wellington votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources, including third-party voting agents, to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•  Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., "For", "Against", "Abstain") are voted in accordance with the Guidelines.

•  Issues identified as "case-by-case" in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•  Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

Wellington reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

Other Considerations

In certain instances, including in connection with securities lending arrangements and share blocking and re-registration, and in instances where Wellington lacks adequate information, where proxy materials have not been delivered in a timely fashion or when, in Wellington's judgment, the costs exceed the expected benefits to clients, Wellington may be unable to vote or may determine not to vote a proxy on behalf of one or more clients.

PACE Large Co Growth Equity Investments—Jackson Square Partners, LLC, Mar Vista Investment Partners, LLC and J.P. Morgan Investment Management Inc.

Jackson Square Partners, LLC. Jackson Square has adopted written proxy voting policies and procedures (the "Procedures") that govern the voting of client securities. The Procedures have been designed to ensure that Jackson Square votes proxies or gives proxy voting advice that is in the best interests of its clients. Jackson Square generally votes proxies with the goal of promoting high levels of corporate governance and adequate disclosure of company policies and practices.

The Procedures include specific proxy voting guidelines that set forth the general principles Jackson Square uses to determine how to vote in client accounts for which it has proxy voting responsibility. The Proxy Committee (the "Committee"), which includes the Chief Compliance Officer, reviews the Procedures to help ensure that they are designed to allow Jackson Square to vote proxies in a manner consistent with the best interests of its clients.

Jackson Square generally expects that its clients will authorize it to vote all proxies relating to shares held in an account over which it has investment discretion. At times, however, certain clients may direct Jackson Square how to vote on a particular proxy for a security held in the client's account. Where a client has reserved the right to vote proxies, Jackson Square will not participate in voting of proxies. Jackson Square reserves the right, on occasion, to abstain from voting a proxy or a specific proxy item when it concludes that the cost of voting outweighs the potential benefit or when Jackson Square otherwise believes that voting does not serve its clients' best interests.

Clients should also be aware that voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent Jackson Square from voting proxies for certain companies in these jurisdictions. For example, Jackson Square may receive shareholder meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets may require Jackson Square to provide local agents with power of attorney prior to implementing its voting instructions.

In order to facilitate the process of voting proxies, Jackson Square has contracted with Institutional Shareholder Services ("ISS"). Most proxies that Jackson Square receives on behalf of clients are voted by ISS in accordance with the proxy voting guidelines established by ISS. In these circumstances, ISS will review the relevant facts and circumstances and research the issue to determine how the proxy should be voted. The Committee and portfolio managers will also review such proxies and assess whether to override the ISS vote recommendations. Although Jackson Square generally votes proxies in accordance with the ISS vote recommendations, Jackson Square reserves the right to vote certain issues counter the ISS guidelines if, after a review of the matter, Jackson Square determines that such a vote would better serve the client's best interests.

Because the majority of proxies are voted by ISS pursuant to the pre-determined guidelines, it normally is not be necessary for Jackson Square to make an actual determination of how to vote a particular proxy, thereby reducing conflicts of interest for Jackson Square during the proxy voting process. Nevertheless, the Procedures include a section to address the possibility of conflicts of interest between Jackson Square and its clients. In the instances where Jackson Square may consider voting a proxy contrary to the ISS recommendation, the Committee will first take steps to identify any possible conflict of interest. If there is no perceived conflict of interest, the Committee will vote the proxy according to its internal procedures. If the members of the Committee have actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation on how to vote the proxy in the best interest of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the client.

After a proxy has been voted for a client, ISS will create a record of the vote. The Committee is responsible for overseeing ISS's proxy voting activities.

Mar Vista Investment Partners, LLC. The fund has delegated to Mar Vista the authority to vote proxies on its behalf with respect to the assets managed by Mar Vista. In exercising its voting obligations, Mar Vista is guided by general fiduciary principles. Mar Vista believes that it must act prudently, solely in the interest of the fund, and for the purpose of providing benefits to the fund. Mar Vista will consider the factors that could affect the value of the fund's investment in its determination on a vote. Mar Vista has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Mar Vista's proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for the fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

For example, Mar Vista (i) supports policies that allow for strong corporate governance, including a majority of independent directors, and key committees that are chaired by independent board directors; (ii) supports executive and director compensation policies that appropriately align management incentives with creating long-term shareholder value; (iii) opposes policies that weaken shareholders' rights in the event of proposed mergers and acquisitions and (iv) opposes poison pills and supermajority voting requirements.

Mar Vista's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Mar Vista will submit a separate report to the fund's board or its delegate indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

J.P. Morgan Investment Management Inc. For information regarding the proxy voting policies of J.P. Morgan, please see the above language in this section under "PACE Global Fixed Income Investments."

PACE Small/Medium Co Value Equity Investments—Sapience Investments, LLC, Kayne Anderson Rudnick Investment Management, LLC and Huber Capital Management, LLC

Sapience Investments, LLC. Sapience is an independent, majority employee-owned investment management boutique. When voting proxies on behalf of clients, Sapience will vote such securities for the exclusive benefit and in the best economic interest of those clients and their beneficiaries as determined by Sapience in good faith, subject to any restrictions or directions from the client. These voting responsibilities are exercised in accordance with the applicable provisions of the Advisers Act, as well as with Sapience's fiduciary duties under applicable law to act in the best interests of its clients. Sapience's CIO or designee is ultimately responsible for monitoring corporate developments and voting proxies in the best interests of clients.

Sapience has retained an independent proxy-voting agent ("agent") for proxy voting support and recordkeeping. The agent will provide proxy voting support with regard to casting votes and maintaining voting records. The agent will vote proxies it receives from the custodians of client accounts on behalf of Sapience. However, proxies not received in a timely manner may not be voted. Under the terms of its arrangement with the agent, Sapience will generally follow the agent's proxy voting guidelines when voting proxies, but, when applicable, Sapience retains the right to vote against the agent's proxy voting policies. Sapience can instruct the agent to vote either for or against a particular proposal or Sapience can instruct the agent to seek instruction with respect to a particular type of proposal from Sapience on a case-by-case basis. The agent receives proxy ballots and statements where Sapience is authorized to vote and sorts the proposals according to Sapience's voting instructions. Proposals for which a voting decision has been pre-determined are automatically voted by the agent pursuant to voting instructions. Case-by-case voting decisions are generally made by Sapience's investment personnel. Voting records where Sapience retains proxy voting authority are maintained by the agent. Sapience will retain records that were material in making a determination of how to vote a proxy on a "case-by-case" basis or that memorializes the rationale for that decision.

On occasion, Sapience may refrain from voting a particular proxy. This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a Client account; (3) the terms of an applicable securities lending agreement prevent Sapience from voting with respect to a loaned security; (4) despite reasonable efforts, Sapience receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude Sapience from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the Client or another party.

Though it may not be clear how best to vote a proxy to maximize shareholder value or be able to decide with certainty, these policies are intended to provide guidance so that Sapience acts in a manner it deems to be prudent and diligent and which is intended to enhance the economic value of the client's assets.

Kayne Anderson Rudnick Investment Management, LLC. Kayne Anderson Rudnick has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act.

The principles for voting proxies are as follows:

1.  The firm votes all proxies to, in its opinion, maximize shareholder value, which is defined as long-term value through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "quality" companies for the portfolios of its clients. One of the four main criteria for "quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "poison pills" and other anti-takeover measures are not supported, even if recommended by management.

2.  To assist it in analyzing proxies, Kayne Anderson Rudnick subscribes to ISS, an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. Kayne Anderson Rudnick fully reviews and approves the ISS Proxy Voting Guidelines and follows its recommendations on most issues brought to a shareholder vote. In special circumstances, where a Kayne Anderson Rudnick research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of its investment clients, Kayne Anderson Rudnick will override an ISS recommendation. Two members of the Investment Compliance Committee can approve an override.

3.  Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.

4.  Kayne Anderson Rudnick may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. Kayne Anderson Rudnick and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If, at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality.

Huber Capital Management LLC. Huber Capital Management, LLC ("HCM") has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940.

I.  Voting Procedures

A.  Proxy Voting Service

HCM has contracted with an independent third-party to provide research on proxy matters and voting recommendations, and to cast votes on behalf of HCM. The independent third party will execute and maintain appropriate records related to the proxy voting process, and HCM will have access to those records. HCM will maintain records of differences, if any, between this policy and the actual votes cast.

HCM's oversight of the third party proxy agent includes reviews such as:

•  Periodic review of proxy reports

•  Periodic review of SSAE 16 or equivalent report

•  Periodic review of provider Proxy Voting Guidelines

•  Online access for voting, research, meeting/ballot information, and various other reports.

•  Periodic review by a HCM analyst(s) of the proxy advisory firm's research, voting determinations, and/or other capabilities (which may include, for example, capacity, competency, the third party firm's methodologies, or other factors as HCM may deem relevant) along with conducting company-specific analysis.

•  Review of proxy agent's Due Diligence Materials

B.  Proxy Voting Guidelines

HCM typically may review the independent third party's voting recommendations. HCM may depart from the third party's recommendations if it is determined to be in the best interest of the client(s) to do so. A copy of these guidelines is attached to this policy.

In accordance with guidance issued by the SEC, HCM believes that an investment adviser that has assumed proxy voting authority for a client is not required to exercise every opportunity to vote a proxy for that client, and that there may be instances where refraining from voting may be in the best interests of a client (for example where the adviser determines, in the course of fulfilling its fiduciary duty to its client, that the cost to the client of voting exceeds the expected benefit to the client).

C.  Conflicts of Interest

HCM seeks to minimize the potential for conflict by utilizing the services of the independent third-party to provide voting recommendations. Occasions may arise during the voting process in which the best interest of clients might conflict with the third-party vendor's interests. The third-party vendor has developed an insulated wall ("chinese wall") as security between its proxy recommendation service and the other services it provides to clients who may also be a portfolio company for which proxies are solicited.

While it is generally expected that most proxies will be voted consistent with the research provider's recommendation, there may be instances where a research analyst from the adviser's investment team believes that, under the circumstances, an issue should be voted in a manner which differs from the recommended vote. In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources such as another investment professional, management of the company conducting the proxy, shareholder groups, and other relevant sources. These instances are considered an "override" and all such overrides must be described on the Proxy Voting Override Form and approved by the CIO and CCO. In approving any such override, the CIO and CCO will use their best judgment to ensure that the vote is cast in the best interest of the affected client(s).

D.  Recordkeeping

The following records will be maintained:

•  A copy of HCM's proxy voting policies and procedures

•  Each proxy statement (the majority of which are maintained on a third-party automated system)

•  The vote cast for each proxy overall as well as by portfolio

•  Documentation, if any, created by HCM showing research conducted, including: calls or other contacts made, documents analyzed, persons involved in decision making process, and documentation on any conflicts of interest that arose and how it was resolved

•  Verification that the shares listed on the proxy match the adviser's records, including proxies that were not received and what actions were taken to obtain them

•  A copy of each written client request for proxy voting records and the adviser's written response to any client requests for such records

PACE Small/Medium Co Growth Equity Investments—Riverbridge Partners, LLC, Jacobs Levy Equity Management, Inc. and Calamos Advisors LLC

Riverbridge Partners, LLC. It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the accounts whose assets it manages. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations.

The purposes of Riverbridge's proxy voting procedures is to ensure that Riverbridge fulfills its responsibilities to clients in connection with the analysis of proposals submitted by corporate management and others to shareholders for approval, and properly executes and delivers proxy ballots in connection therewith.

Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge will generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. Riverbridge will cast votes solely in the interest of maximizing assets over the long term for social and corporate responsibility issues.

Riverbridge utilizes the services of a proxy research firm. Securities in client accounts will be voted based on recommendations received by the proxy research firm. Their recommendations will be based on the proxy voting guidelines of Riverbridge. Riverbridge retains the ultimate authority in voting the proxies in client accounts; therefore, Riverbridge may override the recommendation by the proxy research firm when casting votes.

In the rare case that Riverbridge may face a conflict of interest (such as voting on a security held in a company where Riverbridge also manages that company's pension assets), Riverbridge will vote solely in the interest of maximizing account value over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and Riverbridge's proxy votes as they relate to this security.

The Investment Team will identify any material conflicts of interest that exist. Examples of potential conflicts include: Riverbridge manages money for a pension fund of a corporation and also invests in the security of that corporation; an officer or director of a corporation in which Riverbridge invests is also a client of Riverbridge; a principal of Riverbridge has a personal relationship with an officer or director of a corporation in which Riverbridge invests that would bias Riverbridge's ability to vote without conflict; Riverbridge has a financial interest in the outcome of a proxy vote. Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

Jacobs Levy Equity Management, Inc. Proxy voting is an important right of shareholders. Jacobs Levy recognizes that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in their best interests in accordance with Jacobs Levy's policies and procedures.

Unless a client has provided specific voting guidelines, Jacobs Levy will generally vote proxies in accordance with recommendations provided by Institutional Shareholder Services ("ISS"), a third-party provider of proxy analyses and voting recommendations. However, there are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management. Jacobs Levy generally votes in favor of routine corporate governance proposals, such as electing directors and selection of auditors. Jacobs Levy's policy is generally to vote against proposals that act to entrench management. There are other circumstances in which Jacobs Levy may vote in a manner which differs from ISS's recommendation. Jacobs Levy does not typically make case-by-case judgments regarding how a proxy vote will affect a particular investment.

If a material conflict of interest arises, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

Calamos Advisors LLC. To assist it in voting proxies, Calamos has established a committee comprised of members of its Portfolio Management and Research Departments. The committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos believes that a company's management and board have interests sufficiently aligned with the client's interest, Calamos will vote in favor of proposals recommended by the company's board. More specifically, Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. It will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, re-incorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the client in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.

To assist it in analyzing proxies, Calamos subscribes to Broadridge, an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, voting recommendations, record keeping and vote disclosure services. Proxies are voted based upon Calamos' proxy voting guidelines. Calamos has established an internal proxy group that is responsible for maintaining oversight of all facets of the processes described above. Any proxy that is not covered by the proxy voting guidelines is reviewed and considered by Calamos' proxy group and is voted in accordance with that review. In addition, this service facilitates the voting of each proxy in accordance with Calamos' proxy voting policy. Based on the instruction provided by the proxy group and/or the principles inherent in Calamos' proxy policy, the Corporate Actions Department will vote and process proxies.

Finally, Calamos has established procedures to help resolve conflicts of interests that might arise when voting proxies for clients. These procedures provide that the committee, along with Calamos' Legal and Compliance Departments, will examine conflicts of interests of which Calamos is aware with the client and seek to resolve such conflicts in the client's best interests, irrespective of any such conflict. If a member of the committee has a personal conflict of interest, that member will refrain from voting and the remainder of the committee will determine how to vote the proxy solely on the investment merits of any proposal. The committee will then memorialize the conflict and the procedures used to address the conflict.

PACE International Equity Investments—Mondrian Investment Partners Limited, Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated and Los Angeles Capital Management and Equity Research, Inc.

Mondrian Investment Partners Limited. Mondrian has established a Proxy Voting Committee ("the Committee") to oversee the proxy voting process and ensure client proxies are voted according to the Proxy Voting Policies and Procedures (the "Procedures"). One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the "proxy voting season" and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by Mondrian. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

Mondrian contracts with a Proxy Voting Adviser (ISS) for the provision of voting advice and to facilitate the process of voting proxies. Proxy Voting Advisers commonly produce guidelines for proxy voting ("the Guidelines") that summarise their approach to voting on commonly occurring issues. The Committee reviews these Guidelines annually to determine whether voting proxies pursuant to the Guidelines is in the best interests its clients. If the Guidelines remain consistent with Mondrian's fiduciary duty and expectations for good corporate governance, Mondrian will adopt the Guidelines as the basis for its own proxy voting policy.

Mondrian may vote certain issues counter to the Guidelines if, after a thorough review, it determines that a client's best interests would be served by such a vote. In situations where the Guidelines do not cover a specific voting issue, Mondrian will vote on such issues in a manner consistent with the spirit of the Guidelines and that promotes the best interests of the client.

Mondrian authorises and instructs client custodians to forward proxy materials to Mondrian's Proxy Voting Adviser to enable them to vote the proxies. Mondrian provides the Proxy Adviser with a list of client accounts and security holdings to make the adviser aware of which proxies it will vote on. This list of clients and client holdings is regularly updated.

Each proxy motion is reviewed by a portfolio manager from the investment team responsible for research coverage of that stock. The portfolio manager considers each motion, taking into account the relevant facts and circumstances that apply to that company, the Proxy Voting Adviser's recommendation and any conflicts of interest that may exist. Where voting items are more complex, the portfolio manager will conduct further research and analysis as necessary to determine the voting action that is in the best interests of the client. In conducting the review, portfolio managers consider the advice of the Proxy Voting Adviser critically and are watchful for material errors of fact or methodology, particularly where these impact the voting recommendation. Where the portfolio manager's review identifies potential errors or omissions in advice, they may conduct further research, including, but not limited to engaging with the company to gather further information, engaging with the Proxy Voting Adviser and reviewing such other Proxy Adviser's advice that may be available to us. As a result of this engagement, Proxy Voting Advisers may issue updated advice and recommendations. Any material inaccuracies, methodological weakness, potential factual errors, and deficiencies in the Proxy Voting Advisers' advice will be addressed to them at the time, during periodic service reviews and escalated to the Committee as part of its performance evaluation.

Where Mondrian's analysis indicates that it is in the client's best interests to vote contrary to the Proxy Adviser's recommendation, the proxy motion will be referred to the Committee. The Committee will review the recommendations of the portfolio manager and the proxy voting adviser and conduct such further research and analysis as may be necessary to determine the vote that is most consistent with Mondrian's Procedures.

Mondrian has established the procedures below to manage material conflicts of interest arising from proxy voting issues.

Where Mondrian is considering voting a proxy contrary to the Proxy Adviser's recommendation, the Committee will assess the issue to see if there is any possible conflict of interest involving Mondrian. If there is no conflict of interest, the Committee will vote the proxy according to the process described in "Procedures for Voting Proxies". If at least one member of the Committee identifies a conflict of interest, the Committee will normally use another independent analyst to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by the proxy voting adviser and any independent analyst to determine how to vote the issue in a manner which the Committee believes is consistent with Mondrian's Procedures. In these instances, the Committee must come to a majority decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with the proxy voting adviser's recommendation.

Where proxy voting decisions are referred to the Committee, any members from investment teams that are invested in that stock will be recused from the Committee for that decision and alternates appointed in their place.

Mondrian will review, as part of its due diligence process and on an ongoing basis, that proxy voting advisers have robust policies and procedures to identify and address conflicts of interest. There are a number of oversight and compliance monitoring functions incorporated into Mondrian's Procedures to detect and assess that material conflict of interests are disclosed and monitored. The oversight function also includes due diligence procedures for appointing and monitoring Proxy Advisory Firms and Mondrian's Compliance & Risk team carries out periodic reviews to ensure that proxy votes are in accordance with its proxy voting policy and procedures

Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated. Baird's proxy voting policies and procedures provide that Baird will typically vote proxies in accordance with the recommendations made by Institutional Shareholder Services ("ISS"), an independent proxy voting service, and in the best interest of clients and fund shareholders. However, because ISS' guidelines are not exhaustive, do not address all potential voting issues and do not necessarily correspond with the opinions of the portfolio managers, there may be instances where Baird may not vote strictly according to the ISS' guidelines. In such a case, Baird submits the matter to its proxy voting committee.

In situations where there is a potential conflict of interest and ISS does not provide a recommendation or there is a proxy challenge, the proxy voting committee will determine the nature and materiality of the conflict.

•  If the conflict is determined to not be material, the proxy voting committee will vote the proxy in a manner the proxy voting committee believes is in the best interests of the client and without consideration of any benefit to Baird or its affiliates.

•  If the potential conflict is determined to be material, the proxy voting committee will take one of the following steps to address the potential conflict:

  (1) cast the vote in accordance with the recommendations of an independent third party, such as ISS;

  (2) refer the proxy to the client or to a fiduciary of the client for voting purposes;

  (3) suggest that the client engage another party to determine how the proxy should be voted;

  (4) if the matter is not addressed by the independent proxy voting service, vote in accordance with management's recommendation; or

  (5) abstain from voting.

Los Angeles Capital Management and Equity Research, Inc. For information regarding the proxy voting policies of Los Angeles Capital, please see the above language in this section under "PACE Large Co Value Equity Investments."

PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair Investment Management, LLC, LMCG Investments, LLC and RWC Asset Advisors (US) LLC

Mondrian Investment Partners Limited. For information regarding the proxy voting policies of Mondrian, please see the above language in this section under "PACE International Equity Investments."

William Blair Investment Management, LLC. William Blair shall vote the proxies of its clients solely in the best interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them, and shall not place William Blair's own interests ahead of the interests of its clients. William Blair shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair is not responsible for voting proxies it does not receive in a timely manner. However, William Blair will make reasonable efforts to obtain missing proxies. For clients participating in a securities lending program via their custodian, William Blair will not be eligible to vote proxies for the portion of shares on loan.

William Blair has adopted the Voting Guidelines of an independent proxy advisory firm (the "Proxy Administrator"). All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In instances where William Blair has implemented a client provided proxy voting policy, William Blair will vote in accordance with the client's policy at all times even if the client's policy is inconsistent with William Blair's vote. In the case when nominee voting is not allowed it may be impractical for William Blair to participate in those particular votes.

William Blair does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a "Case-by-Case" basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee. In addition, portfolio managers and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Committee of circumstances where the interests of William Blair's clients may warrant a vote contrary to the Voting Guidelines. In such instances, the portfolio manager or analyst will submit a written rationale to the Proxy Committee. In each case, the Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.

Conflicts of Interest Policy

William Blair is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•  An affiliate of William Blair has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months

•  A principal or employee of William Blair or an affiliate currently serves on the company's Board of Directors

•  William Blair, its principals, employees and affiliates, in the aggregate, own 1% or more of the company's outstanding shares

•  The Company is a client of William Blair

In the event that any of the above potential conflicts of interest arise, the Proxy Committee will vote all proxies for that company in the following manner:

•  If our Voting Guidelines indicate a vote "For" or "Against" a specific issue William Blair will continue to vote according to the Voting Guidelines

•  If our Voting Guidelines have no recommendation or indicate a vote on a "Case-by-Case" basis, William Blair will vote consistent with the voting recommendation provided by the Proxy Administrator

Oversight of Proxy Administrator

William Blair believes that contracting with the Proxy Administrator to provide services including:

•  Providing research and analysis regarding the matters subject to a vote

•  Promulgating general voting guidelines

•  Making voting recommendations on specific matters subject to vote can reduce burdens for William Blair and potentially reduce costs for William Blair clients as compared to conducting them in-house.

The Proxy Administrator assists William Blair with voting execution, including through an electronic vote management system that allows the Proxy Administrator to:

•  populate William Blair's votes shown on the Proxy Administrator's electronic voting platform with the Proxy Administrator's recommendations based on William Blair's voting instructions to the firm ("pre-population"), and

•  automatically submit William Blair's votes to be counted ("automated voting").

William Blair shall provide reasonable oversight of the Proxy Administrator. In providing oversight, William Blair will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:

•  On at least an annual basis, the Proxy Committee will assess:

–  Whether the Proxy Administrator has the competency and capacity to adequately analyze the matters for which William Blair is responsible for voting, including the adequacy and quality of the Proxy Administrator's staffing, personnel and technology

–  Assess whether the Proxy Administrator has adequate policies and procedures to:

•  Enable it to make proxy voting recommendations based on current and accurate information, including whether it has an effective process for seeking timely input from issuers and its clients with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for "say-on-pay" votes

•  If peer group constructions are a component of the evaluation does the Proxy Administrator incorporate appropriate input in formulating its methodologies for construction of peer groups, including taking into account unique characteristics of the issuer including, to the extent available,

–  The issuer's size

–  Its governance structure

–  Its industry and any particular practices unique to that industry

–  Its history

–  Its financial performance

•  Identify and address conflicts of interest relating to its voting recommendations, including:

–  Conflicts relating to the provision of proxy voting recommendations and proxy voting services generally

–  Conflicts relating to activities other than proxy voting recommendations and proxy voting services generally

–  Conflicts presented by certain affiliations, including whether a third party with significant influence over the Proxy Administrator has taken a position on a particular voting issue or voting issues more generally

•  Are the Proxy Administrator's methodologies used in formulating recommendations adequately disclosed such that William Blair can understand the factors underlying the recommendation

•  Identify the nature of any third-party information sources the Proxy Administrator uses as a basis for its recommendations and when and how it engages with issuers and third parties

•  Provide adequate disclosure of the Proxy Administrator's actual and potential conflicts of interest with respect to the services it provides to William Blair, including whether the Proxy Administrator has provided consulting services to an issuer, and, if so, any compensation paid or whether a proponent of a shareholder proposal or an affiliate of the proponent is or has been a client of the Proxy Administrator

•  William Blair personnel responsible for the administration of proxy voting shall periodically review a sample of votes recommended by the Proxy Administrator for consistency with the Voting Guidelines and report any inconsistencies to the Proxy Committee. The sample should include proxy votes that relate to proposals that may require more issuer-specific analysis (e.g. mergers and acquisitions, dissolutions, conversions or consolidations), to assist in evaluating whether William Blair's voting determinations are consistent with its voting policies and procedures and in its clients' best interest.

•  William Blair personnel shall periodically review a sample of votes before the votes are cast for consistency with these procedures and client best interest which may include:

–  A sample of "pre-populated" votes

–  A sample of "automated votes"

–  Consideration of additional information that becomes available regarding a particular proposal after or around the same time that William Blair's votes have been pre-populated but before the submission deadline for proxies to be voted at the shareholder meeting, which may include an issuer or shareholder proponent's additional definitive proxy materials or other information conveyed to William Blair that could reasonably be expected to affect William Blair's voting determination

–  Matters where William Blair's policies do not address how it should vote a particular matter, or whether the matter is highly contested or controversial

•  William Blair personnel responsible for proxy voting shall periodically assess the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator's analysis (that the investment adviser becomes aware of and deems credible and relevant to its voting determinations) materially affected the Proxy Administrator's research or recommendations that the investment adviser utilized.

•  William Blair personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator's analysis, and, if so, William Blair shall investigate the factual errors, potential incompleteness, or potential methodological weaknesses and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee

•  William Blair personnel responsible for proxy voting shall consider the effectiveness of the Proxy Administrator's policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. As part of this assessment, William Blair should consider the following:

–  The Proxy Administrator's engagement with issuers, including the firm's process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm's process, if any, for investment advisers to access the issuer's views about the firm's voting recommendations in a timely and efficient manner

–  The Proxy Administrator's efforts to correct any identified material deficiencies in the proxy advisory firm's analysis

–  The Proxy Administrator's disclosure regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions

–  The Proxy Administrator's consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote

•  William Blair personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator's capacity and competency to provide proxy voting advice or conflict of interest policies and procedures

International Markets and Share Blocking Policy

In some cases proxy votes cast by William Blair for clients may be rejected in certain markets. Some non-US markets have additional requirements for custodians in order to process votes in those markets. Two specific cases include Power of Attorney documentation and Split Voting. Power of Attorney documentation authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. Split Voting occurs when a custodian utilizes an omnibus account to aggregate multiple customer accounts for voting into a single voting record. If one portion of the holdings would like to vote in one manner ("FOR") and another portion would like to vote in another manner ("AGAINST"), the custodian needs to ensure they are authorized to split the vote for an agenda item in certain markets.

In international markets where share blocking applies, William Blair typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the "freezing" of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, William Blair will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client's request to the Proxy Administrator, William Blair will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair's compliance with its responsibilities and will facilitate clients' monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with William Blair's Form ADV, Part 2A. With respect to the William Blair Funds, the policies and procedures used to determine how to vote proxies relating to securities held in their portfolios will be reflected in the Statement of Additional Information.

LMCG Investments, LLC LMCG recognizes that many decisions regarding proxy voting may affect the value of a client's account and therefore should be based on careful consideration. The following proxy voting policy sets forth the firm's general principles and its process for voting on securities held in client accounts where LMCG has discretion to vote proxies. LMCG's authority to vote the proxies of its clients is established by its advisory contracts or comparable documents. In addition to SEC requirements governing advisers, LMCG's proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts as well.

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

•  As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. LMCG votes proxy ballots with the goal of fostering the interests of the client or the participants in the case of an ERISA account.

•  Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

•  It is LMCG's general policy that, when it is given authority to vote proxies for a client's account, the firm must be authorized to vote all proxies for the account in its discretion. LMCG does not generally accept partial voting authority or instructions from clients on how to vote on specific issues. Certain clients may direct LMCG to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances in which case the firm will not have voting discretion but will vote in accordance with a client's direction. LMCG's clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual corporate governance goals.

LMCG maintains a set of proxy voting guidelines that describe in greater detail how it will generally vote specific issues for its clients. While it is not an exhaustive list, it is intended to serve as the foundation on which LMCG makes most of its proxy voting decisions. LMCG recognizes that the potential for conflicts of interest could arise in situations where it has discretion to vote client proxies and where LMCG has material business relationships or material personal or family relationships. A conflict of interest may exist when client portfolios hold shares of a publicly traded company that is also an LMCG client. To address potential conflicts, LMCG has established a Proxy Voting Committee ("Proxy Committee"). The Proxy Committee will use reasonable efforts to determine whether a potential conflict exists, including maintaining a list of clients or securities that may pose a potential conflict. The Proxy Committee will meet to decide how to vote the proxy of any security with respect to which LMCG has identified a potential conflict.

RWC Asset Advisors (US) LLC. RWC's policy and procedures for voting proxies applies to those client accounts for which RWC provides discretionary investment management services for and for which authority to vote such proxies has been granted to it via the applicable investment advisory agreement. The policy and procedures are reasonably designed to ensure that proxies are voted in the best interests of those client accounts, as determined by RWC in good faith after appropriate review.

The decision to vote proxies resides with the relevant investment management team within RWC. These teams will utilize their knowledge of the issuer company, including meetings with management, in reaching a voting decision that will be in the best interests of the client. The investment management teams also have recourse to ISS, an independent advisory firm, who may provide research and voting recommendations. RWC is not, however, obligated in any way to follow such recommendation if it does not feel it would be in the clients' best interests. In addition to research, RWC may utilize ISS for vote execution, reporting and record keeping.

Inherent in its obligations under this policy, RWC will seek to identify and effectively manage any actual or potential conflicts of interest that may arise by virtue of its authority to vote proxies on behalf of its clients. RWC maintains a register of conflicts and has procedures in place to ensure their effective management. In the management of conflicts, RWC has a range of actions at its disposal, including, but not limited to, the removal of a conflicted individual from participating in or having an influence on the evaluation of a proxy vote or following the voting recommendation of an independent third party advisory firm such as ISS. Appropriate records are retained to evidence the rationale behind all voting decisions.

As an investment advisor investing in markets globally, RWC may find that, due to local market customs, its ability to vote proxies in certain jurisdictions could either be restricted or entails significant costs. As such, voting in such jurisdictions is done on a best endeavors basis after due consideration of the various contributing factors by the investment management team.

PACE Global Real Estate Securities Investments—Brookfield Public Securities Group LLC

It is the policy and practice of Brookfield and its Affiliates to vote proxies consistent with its fiduciary duty, the Brookfield Proxy Voting Policy and Procedures, and the best interests of its clients, in compliance with Rule 206(4)-6 under the Advisers Act. In most, if not all cases, the best interest of clients will mean that the proposals which maximize the value of portfolio securities will be approved. While economic benefit is of primary concern when voting proxies, Brookfield recognizes the increasing role of Environmental, Social, and Governance ("ESG") issues in maximizing long term shareholder value. Brookfield considers ESG issues, including, but not limited to: Gender Equality, Board Diversity, Ecology and Sustainability, Climate Change, Product Safety, Weapons and Military Sales, Human Rights, Data Security, Privacy, and Animal Welfare, as appropriate. Brookfield has engaged Institutional Shareholder Services Inc. ("ISS") to act as agent for Brookfield to vote proxies. Brookfield has adopted ISS' Proxy Voting Guidelines. Brookfield believes that having an independent third party's framework and analysis help to ensure that all proxy voting decisions are made in the best interests of Brookfield's clients after consideration internally by Brookfield. Unless otherwise specifically provided in the agreement between the client and Brookfield, ISS will generally be responsible for evaluating and voting on proposals subject to the oversight of Brookfield's Proxy Voting Committee Brookfield has established a Proxy Voting Committee that is responsible for overseeing Brookfield's review, controls and voting of proxies, among other actions in accordance with Brookfield's Proxy Voting Policies and

Procedures, due diligence and oversight of ISS, and related activities. The Proxy Voting Committee meets periodically to address any exceptions and reviews the services of ISS's actions, including ISS' Proxy Voting Guidelines, and consider updates to Brookfield's Proxy Voting Policy and Procedures. Brookfield's Proxy Policies and Procedures, and ISS' Proxy Voting Guidelines are subject to change as necessary to remain current with applicable rules and regulations and Brookfield's internal procedures.

PACE Alternative Strategies Investments—Wells Capital Management Incorporated, First Quadrant, L.P., Sirios Capital Management, L.P., Aviva Investors Americas LLC, PCJ Investment Counsel Ltd., Kettle Hill Capital Management, LLC, DLD Asset Management, LP and Magnetar Asset Management LLC.

Wells Capital Management Incorporated. WellsCap has adopted policies and procedures ("Proxy Voting Procedures") that are used to vote proxies relating to portfolio securities held by the fund. The Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of fund shareholders, without regard to any relationship that any affiliated person of the fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

The responsibility for voting proxies relating to the fund's portfolio securities has been delegated by the board. In accordance with the Proxy Voting Procedures, WellsCap exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the fund. While the fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

WellsCap has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Proxy Voting Procedures. WellsCap has retained an independent, unaffiliated nationally recognized proxy voting company as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Proxy Voting Procedures set out guidelines regarding how WellsCap and the proxy voting agent will vote proxies. Where the voting policy specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the voting policy specifies the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. To the extent the voting policy does not address a proxy voting proposal, WellsCap will vote pursuant to the proxy voting agent's current U.S. and international proxy voting guidelines. The Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple funds.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the fund and in the best interests of fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, subadvisors, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving WellsCap or any affiliate regarding a proxy are avoided through the strict and objective application of the fund's voting policy. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the board and obtaining its consent before voting; (iii) submitting the matter to the board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the

Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the fund (such as a subadvisor or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Proxy Voting Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

While WellsCap uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for WellsCap to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, WellsCap must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, WellsCap will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, WellsCap may not be able to vote proxies for certain foreign securities if it does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

First Quadrant L.P. First Quadrant implements its investment strategy by primarily using derivative instruments and does not intend to invest in voting securities on behalf of the fund. As a result, First Quadrant has not adopted any proxy voting policies and procedures with respect to the fund's investments.

Sirios Capital Management, L.P. Sirios has authority to vote proxies on behalf of certain client accounts in accordance with Sirios's Proxy Voting Procedures and Guidelines and subject to applicable law. Sirios has retained ISS, a third-party proxy voting service, to assist with Sirios's proxy voting responsibilities. ISS is responsible for the maintenance of copies of Sirios's proxy records, and related documentation, as well as other proxy-related services, such as voting recommendations, meeting notification, vote execution, potential conflict resolution, and recordkeeping. ISS provides summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Sirios uses such materials and recommendations to assist in the vote determination process. However, the final authority and responsibility for proxy voting decisions remain with Sirios. Sirios's Proxy Voting Procedures and Guidelines also provide methods for addressing conflicts of interest and guidelines for circumstances in which Sirios may abstain from voting proxy statements.

Clients generally may request information from Sirios regarding how Sirios voted any proxies on behalf of the applicable client. In addition, clients may obtain a copy of Sirios's proxy voting policies and procedures upon request.

In the event Sirios becomes aware that there may be a material conflict of interest between the interests of its clients and its interests (including those of its affiliates, managers, officers, employees and other similar persons) (referred to hereafter as a "potential conflict") Sirios generally votes the proxy in accordance with Sirios's pre-determined policies and guidelines or otherwise in a manner consistent with the voting recommendation of ISS. Alternatively, Sirios may, but need not, establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker. A potential conflict shall be deemed to exist if and only if one or more of Sirios's senior investment staff actually knew or reasonably should have known of the potential conflict.

Aviva Investors Americas LLC. Aviva is responsible for exercising proxy voting authority over client portfolio securities consistent with the client's best interests, which is viewed as making a judgment as to what voting decision (including a decision not to vote) is reasonably likely to maximize total return to the client. In the management of fixed income portfolios, the receipt and voting of proxies occurs less frequently than for equity portfolios, e.g., in the instance of restructuring debt resulting in the issuance of equity. Aviva's policy and practice is to receive and vote client proxies, disclose and mitigate potential conflicts of interest, make the policy available upon client request, respond to client inquiries regarding the voting of their proxies, and maintain appropriate records.

PCJ Investment Counsel Ltd. As a registered investment advisor, PCJ assumes a fiduciary responsibility to vote proxies in the best interest of its clients, and in a timely manner. PCJ has adopted and implemented written policies and procedures designed to ensure that it votes proxies in this manner. Additionally, PCJ works with ISS, an independent proxy review service, in order to help research proxy matters, assist in the voting process, and review all proxies voted on behalf of PCJ. In this manner, PCJ and ISS work together in order to prevent any material conflicts of interest from arising with the proxy voting process.

PCJ acknowledges that it has a duty of care to its clients that requires the firm to monitor corporate events and vote client proxies. The firm's Chief Compliance Officer and the legal team at Connor, Clark and Lunn Financial Group monitor policies and procedures governing proxy voting. PCJ has a policy not to be influenced by any internal or external groups when voting proxies.

Kettle Hill Capital Management, LLC. To the extent Kettle Hill has been delegated proxy voting authority on behalf of its clients, Kettle Hill complies with proxy voting policies and procedures that are designed to ensure proxies are voted in the best interests of its clients.

If a material conflict of interest exists between Kettle Hill and a client, Kettle Hill will determine whether voting in accordance with the guidelines set forth in the proxy voting policies and procedures is in the best interests of such client or take some other appropriate action. Kettle Hill does not make any qualitative judgment regarding its clients' investments.

DLD Asset Management, LP. DLD implements its investment strategy by primarily using fixed income instruments and does not intend to invest in voting securities on behalf of the fund. In general, DLD does not vote proxies on behalf of clients, partially due to (i) the hindrance of archaic voting practices in many emerging markets in which the firm's clients invest and (ii) the potential for voting proxies to result in restrictions on DLD's ability to trade certain underlying securities. As a result, DLD has not adopted any proxy voting policies and procedures with respect to the fund's investments.

Magnetar Asset Management LLC. If a registered investment company client of Magnetar delegates proxy voting responsibility to Magnetar and Magnetar has accepted such delegation, Magnetar's proxy voting policy requires Magnetar to vote proxies prudently and solely in the economic interests of, and for the exclusive purpose of providing economic benefits to, clients. Social, political or other objectives unrelated to the value of clients' investments will not be considered.

Magnetar will maintain a record of all proxy ballots received for each RIC client, whether or not voted, that includes the information Magnetar must provide to the RIC client, the client's primary adviser, or the appropriate designee, in connection with Form N-PX.

Personal trading policies. The funds, UBS AM and UBS AM (US) (the investment manager and principal underwriter, respectively, for the funds) and the subadvisors have each adopted a code of ethics under Investment Company Act Rule 17j-1, each of which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

Portfolio managers (for each fund except UBS Government Money Market Investments Fund)

All funds—UBS Asset Management (Americas) Inc.

UBS AM utilizes a team approach in managing each fund. The portfolio managers for PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments are Mabel Lung, Gina Toth, Fred Lee, Joseph Sciortino and Steve Bienashski. The portfolio managers for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Global Real Estate Securities Investments are Mabel Lung, Fred Lee, Gina Toth, Ned Sienko, Vincent Russo and Mayoor Joshi. The portfolio managers for PACE Alternative Strategies Investments are Mabel Lung, Gina Toth, Fred Lee and Russell Sinder. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2020:

Mabel Lung:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$6,838	$0	$2,611
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by portfolio manager noted above with a total of approximately $6,838 of assets managed for such funds.

Gina Toth:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$6,838	$0	$2,611
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by portfolio manager noted above with a total of approximately $6,838 of assets managed for such funds.

Fred Lee:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$6,838	$0	$2,611
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by portfolio manager noted above with a total of approximately $6,838 of assets managed for such funds.

Vincent Russo:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,082	$0	$1,489
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by analyst noted above.

Mayoor Joshi:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,082	$0	$1,489
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by analyst noted above.

Joseph Sciortino:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,298	$0	$0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

* Includes all PACE funds managed by portfolio manager noted above with a total of approximately $2,298 of assets managed for such funds.

Steve Bienashski:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,298	$0	$0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

*  Includes all PACE funds managed by portfolio manager noted above with a total of approximately $2,298 of assets managed for such funds.

Ned Sienko:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,082	$0	$1,489
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

*  Includes all PACE funds managed by portfolio manager noted above with a total of approximately $4,082 of assets managed for such funds.

Russell Sinder:

	Registered investment companies*	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$457	$0	$0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

*  Includes all PACE funds managed by portfolio manager noted above with a total of approximately $457 of assets managed for such funds.

Potential conflicts of interest. The management of the fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio managers and their team must allocate time and investment expertise across multiple accounts, including the fund. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code of Ethics will adequately address all such conflicts.

Compensation. UBS Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•  Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•  The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

•  Determined annually on a discretionary basis.

•  Based on the individual's financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS Asset Management and of UBS as a whole.

•  Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•  For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•  Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•  AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. Deferred awards under the AM EOP are granted in the form of Notional Funds. The Notional Funds are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Asset Management. This enhances the alignment of investment professionals' and other employees' interests with those of our clients.

•  The DCCP was introduced for performance year 2012 onwards as a key component of UBS's compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Asset Management believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

For our Equities, Fixed Income, Structured Beta & Indexing and Global Investment Solutions (GIS) investment areas:

Portfolio managers' performance awards are linked with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one and three years (for GIS over one, three and five years). This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Ownership of fund shares. The following table sets forth the dollar range of equity securities in each fund beneficially owned by each portfolio manager/analyst as of July 31, 2020:

Portfolio Manager/Fund	Range of shares owned
Mabel Lung
PACE Mortgage-Backed Securities Fixed Income Investments	None
PACE Intermediate Fixed Income Investments	None
PACE Strategic Fixed Income Investments	None
PACE Municipal Fixed Income Investments	None
PACE Global Fixed Income Investments	None
PACE High Yield Investments	$500,001-$1,000,000
PACE Large Co Value Equity Investments	None
PACE Large Co Growth Equity Investments	None
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	None
PACE International Emerging Markets Equity Investments	None
PACE Global Real Estate Securities Investments	None
PACE Alternative Strategies Investments	$100,001-$500,000
Gina Toth
PACE Mortgage-Backed Securities Fixed Income Investments	None
PACE Intermediate Fixed Income Investments	None
PACE Strategic Fixed Income Investments	None
PACE Municipal Fixed Income Investments	None
PACE Global Fixed Income Investments	None
PACE High Yield Investments	None
PACE Global Real Estate Securities Investments	None
PACE Alternative Strategies Investments	$50,001-$100,000
Fred Lee
PACE Mortgage-Backed Securities Fixed Income Investments	$10,001-$50,000
PACE Intermediate Fixed Income Investments	$10,001-$50,000
PACE Strategic Fixed Income Investments	$10,001-$50,000
PACE Municipal Fixed Income Investments	None
PACE Global Fixed Income Investments	$1-$10,000
PACE High Yield Investments	None
PACE Large Co Value Equity Investments	$1-$10,000
PACE Large Co Growth Equity Investments	$1-$10,000
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	$1-$10,000
PACE International Emerging Markets Equity Investments	None
PACE Global Real Estate Securities Investments	None
PACE Alternative Strategies Investments	None

Portfolio Manager/Fund	Range of shares owned
Vincent Russo
PACE Large Co Value Equity Investments	$1-$10,000
PACE Large Co Growth Equity Investments	$1-$10,000
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	$1-$10,000
PACE International Equity Investments	$1-$10,000
PACE International Emerging Markets Equity Investments	None
PACE Alternative Strategies Investments	$1-$10,000
Mayoor Joshi
PACE Large Co Value Equity Investments	None
PACE Large Co Growth Equity Investments	None
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	None
PACE International Emerging Markets Equity Investments	None
Joseph Sciortino
PACE Mortgage-Backed Securities Fixed Income Investments	None
PACE Intermediate Fixed Income Investments	None
PACE Strategic Fixed Income Investments	None
PACE Municipal Fixed Income Investments	None
PACE Global Fixed Income Investments	None
PACE High Yield Investments	None
PACE Large Co Value Equity Investments	None
PACE Large Co Growth Equity Investments	None
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	None
PACE International Emerging Markets Equity Investments	None
PACE Global Real Estate Securities Investments	None
PACE Alternative Strategies Investments	None
Steve Bienashski
PACE Mortgage-Backed Securities Fixed Income Investments	None
PACE Intermediate Fixed Income Investments	None
PACE Strategic Fixed Income Investments	None
PACE Municipal Fixed Income Investments	None
PACE Global Fixed Income Investments	None
PACE High Yield Investments	None
PACE Large Co Value Equity Investments	None
PACE Large Co Growth Equity Investments	None
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	None
PACE International Emerging Markets Equity Investments	None
PACE Global Real Estate Securities Investments	None
PACE Alternative Strategies Investments	None

Portfolio Manager/Fund	Range of shares owned
Ned Sienko
PACE Mortgage-Backed Securities Fixed Income Investments	None
PACE Intermediate Fixed Income Investments	None
PACE Strategic Fixed Income Investments	None
PACE Municipal Fixed Income Investments	None
PACE Global Fixed Income Investments	None
PACE High Yield Investments	None
PACE Large Co Value Equity Investments	None
PACE Large Co Growth Equity Investments	None
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	None
PACE International Emerging Markets Equity Investments	None
PACE Global Real Estate Securities Investments	None
PACE Alternative Strategies Investments	None
Russell Sinder
PACE Mortgage-Backed Securities Fixed Income Investments	None
PACE Intermediate Fixed Income Investments	None
PACE Strategic Fixed Income Investments	None
PACE Municipal Fixed Income Investments	None
PACE Global Fixed Income Investments	None
PACE High Yield Investments	None
PACE Large Co Value Equity Investments	None
PACE Large Co Growth Equity Investments	None
PACE Small/Medium Co Value Equity Investments	None
PACE Small/Medium Co Growth Equity Investments	None
PACE International Equity Investments	None
PACE International Emerging Markets Equity Investments	None
PACE Global Real Estate Securities Investments	None
PACE Alternative Strategies Investments	None

PACE Mortgage-Backed Securities Fixed Income Investments—Pacific Investment Management Company LLC

Pacific Investment Management Company LLC.

The portfolio managers for PACE Mortgage-Backed Securities Fixed Income Investments are Daniel Hyman and Michael Cudzil. The following tables provide information relating to other accounts managed by Daniel Hyman and Michael Cudzil as of July 31, 2020:

Daniel Hyman:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	7	26
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	4
Assets Managed (in millions)	$14,264	$2,382	$22,851
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$5	$4,866

Michael Cudzil:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	16	4	67
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	5
Assets Managed (in millions)	$19,731	$4,762	$48,581
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$1,296

From time to time, potential and actual conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO's other business activities and PIMCO's possession of material non-public information ("MNPI") about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO's duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO's affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Funds or other accounts managed by PIMCO (each a "Client," and collectively, the "Clients"), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a "parallel" basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client's governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client's interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO's use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer's capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche's interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client's account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor's decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO's business activities. PIMCO may restrict trading in an issuer's securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer's securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO's affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO's Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account's willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client's best interest. For more information regarding PIMCO's actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO's Form ADV, Part 2A, attached as Exhibit B.

Compensation. PIMCO's approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO's mission and values. Key Principles on Compensation Philosophy include:

•  PIMCO's pay practices are designed to attract and retain high performers;

•  PIMCO's pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•  PIMCO's goal is to ensure key professionals are aligned to PIMCO's long-term success through equity participation; and

•  PIMCO's "Discern and Differentiate" discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for PIMCO's clients. A portfolio manager's compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary. Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus. Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO's broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•  Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•  Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•  Appropriate risk positioning and risk management mindset which includes consistency with PIMCO's investment philosophy, the Investment Committee's positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•  Contributions to mentoring, coaching and/or supervising members of team;

•  Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO's investment process, Investment Committee meetings, and day-to-day management of portfolios;

•  With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO's partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation. Long Term Incentive Plan ("LTIP") and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•  The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO's operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO's success.

•  The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm's long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP, the M Unit program, is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual's overall contribution to the firm.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PACE Intermediate Fixed Income Investments—BlackRock Financial Management, Inc. BlackRock uses a team approach in managing the fund. The portfolio managers who are primarily responsible for the day-to-day management of the fund are Akiva Dickstein and Harrison Segall. The following table provides information relating to other accounts managed by Akiva Dickstein and Harrison Segall as of July 31, 2020:

Akiva Dickstein:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	11	99
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	7
Assets Managed (in billions)	$12.48	$5.35	$56.58
Assets Managed with Performance- Based Advisory Fees (in billions)	$0	$0	$5.65

Harrison Segall:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	8	98
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	7
Assets Managed (in billions)	$6.39	$4.04	$56.19
Assets Managed with Performance- Based Advisory Fees (in billions)	$0	$0	$5.65

Potential material conflicts of interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein and Segall may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein and Segall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation. BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Akiva Dickstein

A combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Harrison Segall	A combination of market-based indices (e.g. Bloomberg Barclays U.S. Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC and Neuberger Berman Investment Advisers LLC

Pacific Investment Management Company LLC.

The portfolio manager for PACE Strategic Fixed Income Investments is Scott Mather. The following table provides information related to other accounts managed by Scott Mather as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	21	17	90
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	5
Assets Managed (in millions)	$114,018	$13,076	$44,243
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$2,516

Potential conflicts of interest. For more information regarding potential conflicts of interest of PIMCO, please see the above language in this section under "PACE Mortgage-Backed Securities Fixed Income Investments."

Compensation. For more information regarding the compensation policies of PIMCO, please see the above language in this section under "PACE Mortgage-Backed Securities Fixed Income Investments."

Ownership of fund shares. As of July 31, 2020, the portfolio manager did not own shares of the fund.

Neuberger Berman Investment Advisers LLC. Thanos Bardas, David M. Brown, Adam Grotzinger, Bradley C. Tank and Ashok Bhatia are primarily responsible for the day-to-day management of Neuberger Berman's allocated portion of the fund's portfolio. The following tables provide information relating to other accounts managed by Messrs. Bardas, Brown, Grotzinger, Tank and Mr. Bhatia as of July 31, 2020:

Thanos Bardas

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	41	105
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	15
Assets Managed (in millions)	$5,442	$3,947	$34,527
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$139	$594

David M. Brown

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	67	107
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	14
Assets Managed (in millions)	$5,847	$20,784	$40,370
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$1,939	$660

Adam Grotzinger

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	35	37
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$3,877	$4,976	$4,979
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$1,800	$0

Bradley C. Tank

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	17	29	42
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	11
Assets Managed (in millions)	$5,459	$4,380	$3,977
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$1,800	$506

Ashok Bhatia

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	28	32
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$3,083	$4,355	$3,595
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$1,800	$0

Potential conflicts of interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman Investment Advisers LLC ("NBIA") has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in "joint" transactions alongside certain of its affiliates. The prohibition on "joint" transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer's capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds.

Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman Organization ("NB") may seek access to material non-public information. For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information. NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will take into account the interests of all clients and will endeavor to act fairly to all clients. The intentional acquisition of material non-public information may give rise to a potential conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities. Similarly, where NB declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers. NBIA's compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

7Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of NBIA's long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NB's equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in NB. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant's annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PACE Municipal Fixed Income Investments—Mellon Investments Corporation

Daniel Marques and Daniel Rabasco are primarily responsible for the day-to-day management of PACE Municipal Fixed Income Investments and serve as the portfolio managers for the fund. They have held their fund responsibilities at Mellon Investments since 2017. The following table provides information relating to other accounts managed by Messrs. Marques and Rabasco as of July 31, 2020:

Daniel Marques

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	0	245
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,259	$0	$2,297
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Daniel Rabasco

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	14	0	55
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$7,485	$0	$2,612
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest

It is the policy of Mellon Investments Corporation (the "Firm") to make business decisions free from conflicting outside influences. The Firm's objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. The Firm's business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation ("BNYM"), potential conflicts may also arise between the Firm and other BNYM companies.

The Firm will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, the Firm has adopted a Code of Ethics (the "Code") and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, the Firm has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of our Form ADV.

Compensation

The firm's rewards program is designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation.

Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass our investment professional rewards program.

•  Base salary

•  Annual cash incentive

•  Long-Term Incentive Plan

–  Deferred cash for investment

–  BNY Mellon restricted stock units and/or

–  Mellon Investments Corporation equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager's accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PACE Global Fixed Income Investments—J.P. Morgan Investment Management Inc.

Myles Bradshaw, Iain Stealey and Linda Raggi are the portfolio managers primarily responsible for the day-to-day management of the fund's assets. The following table provides information relating to other accounts managed by Messrs. Bradshaw and Stealey and Ms. Raggi as of July 31, 2020:

Myles Bradshaw

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Iain Stealey:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	15	8
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	1
Assets Managed (in thousands)	$3,873	$12,101	$1,011
Assets Managed with Performance-Based Advisory Fees (in thousands)	$0	$2,034	$185

Linda Raggi:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	10	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in thousands)	$0	$5,748	$1,197
Assets Managed with Performance-Based Advisory Fees (in thousands)	$0	$0	$0

Potential conflicts of interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates ("JPMorgan Chase") perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan's or its affiliates' employee benefit plans.

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, J.P. Morgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures that seek to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the J.P. Morgan's Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, J.P. Morgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation. J.P. Morgan's compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, J.P. Morgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client's risk/return objectives; and (3) adherence with J.P. Morgan's compliance, risk and regulatory procedures.

Feedback from J.P. Morgan's risk and control professionals is considered in assessing performance.

J.P. Morgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise of up to 60% of overall incentive compensation, depending on an employee's pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units ("RSUs"). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under J.P. Morgan's Mandatory Investor Plan ("MIP"). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager's pay with that of their client's experience/return. 100% of the portfolio manager's long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PACE High Yield Investments—Nomura Corporate Research and Asset Management Inc.

NCRAM uses a team approach in managing the fund's portfolio. The portfolio managers for the fund are David Crall, Stephen Kotsen, Steven Rosenthal, Eric Torres and Simon Tan. The following table provides information relating to other accounts managed by Messrs. Crall, Kotsen, Rosenthal, Torres and Tan as of July 31, 2020:

Stephen Kotsen:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	17	35
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	6
Assets Managed (in millions)	$1,437.97	$7,201.55	$10,091.55
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$2,772.59

David Crall:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	5	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	0
Assets Managed (in millions)	$1,437.97	$2,411.61	$1,598.57
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$579.47	$0

Steven Rosenthal:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	8	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	0
Assets Managed (in millions)	$0	$1,062.68	$331.62
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$111.97	$0

Eric Torres:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	4	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	0
Assets Managed (in millions)	$0	$211.70	$99.26
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$88.98	$0

Simon Tan:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	7	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	0
Assets Managed (in millions)	$0	$1,523.69	$23.33
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$41.92	$0

Potential conflicts of interest.

NCRAM

Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts, and (iii) circumstances where NCRAM has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

NAM Singapore

Potential conflicts of interest relate to transactions that are placed with affiliated brokers, most notably Nomura Securities and its subsidiaries. The brokerage services of Nomura Securities and its affiliates are assessed in the same way as any other third party broker providing services to NAM Singapore and in accordance with the assessment procedures set out by the brokers evaluation committee. In addition, NAM Singapore does not utilize affiliates' brokerage services unless prior consent is obtained from a client. This would also include guidance or restrictions on certain types of trades with Nomura Securities, for example, issues relating to initial public offerings, underwriting and principal trades.

Potential conflicts of interest may also occur during the process of aggregating and allocating orders among clients. Generally, NAM Singapore will aggregate orders from multiple client accounts in order to secure an improved execution for all clients. Procedures are in place to ensure the fair treatment of client orders and the allocation of trades. With regard to non-aggregated and other outright sell or buy orders, time priority and price priority rules are followed in principle.

Compensation.

NCRAM

The remuneration policy of NCRAM is, inter alia, aimed at preventing and controlling the risk of unfair treatment of clients.

The fixed remuneration is based on standards established by Nomura Holding America Inc.

For investment professionals, the bonus determination will include a review of portfolio and/or sector performance, client service, team building, and business development. NCRAM believes its compensation plan has allowed investment professionals the ability to benefit from the growth of its business, and it believes the firm's relatively low personnel turnover is partly due to the success of the firm's compensation program. Both short-term and long-term investment performance is a factor in compensation. Compensation is also tied to the long-term growth of the business, which is driven by performance as well as client service. Accordingly, NCRAM believes compensation is tied to the success of its clients on both a short- and long-term basis.

Compensation within NCRAM consists of a fixed amount which includes base salary and benefits together with a variable performance-related amount. The CEO will determine the bonus for investment professionals in consultation with the Senior Portfolio Manager. The variable performance-related remuneration is based upon an individual's performance as compared to agreed objectives which may include financial and non-financial performance measures, risk management and other relevant factors. Determination of variable performance-related compensation is sufficiently flexible to reward short- and long-term individual performance.

When an employee's total compensation (fixed plus variable remuneration) exceeds certain limits, the employee must participate in the Nomura Holdings, Inc. remuneration deferral scheme which links the employee's deferred compensation award in part to the performance of NHI shares. Also, in the case of certain portfolio managers, a portion of their deferred compensation may be linked to the performance of certain products managed by NCRAM, and NCRAM believes this further ties portfolio managers to the long-term performance of the firm's clients. Therefore, total compensation may consist of three elements: base salary, cash bonus and deferred bonus (via deferral vehicles, typically vesting over three years and linked to various instruments as described above).

NAM Singapore

The level of pay for each portfolio manager is determined based on their job, duties and performance. The base salary is reviewed annually after completion of the formal performance appraisal process. The performance appraisal is based on criteria, such as his/her specialties and expertise, ability to achieve assigned job duties, management skills and communication capabilities. The base salary is a stable component, while the bonus can range up to 100% of the base salary. Bonuses are linked to each portfolio manager's investment performance. The bonus is determined based on both quantitative and qualitative scores.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PACE Large Co Value Equity Investments—Pzena Investment Management, LLC, Los Angeles Capital Management and Equity Research, Inc. and Wellington Management Company LLP.

Pzena Investment Management, LLC.

Richard S. Pzena, Benjamin S. Silver and John J. Flynn are the portfolio managers responsible for the day-to-day management of the portion of the fund allocated to Pzena. Pzena has held its fund responsibilities since May 27, 2008. The following tables provide information related to other accounts managed by Messrs. Pzena, Silver and Flynn as of July 31, 2020:

Richard S. Pzena:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	19	55
Number of Accounts Managed with Performance-Based Advisory Fees	2	2	0
Assets Managed (in millions)	$8,862	$822	$1,015
Assets Managed with Performance- Based Advisory Fees (in millions)	$6,937	$110	$0

Benjamin S. Silver:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	10	35	104
Number of Accounts Managed with Performance-Based Advisory Fees	2	3	0
Assets Managed (in millions)	$8,950	$4,207	$5,443
Assets Managed with Performance- Based Advisory Fees (in millions)	$6,937	$314	$0

John J. Flynn:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	10	18	87
Number of Accounts Managed with Performance-Based Advisory Fees	2	1	0
Assets Managed (in millions)	$8,950	$758	$2,115
Assets Managed with Performance- Based Advisory Fees (in millions)	$6,937	$4	$0

Potential conflicts of interest. Conflicts of interest may arise in managing assets of the fund, on the one hand, and the portfolios of Pzena's other clients and/or accounts (collectively, the "Accounts"), on the other hand. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (e.g., value investing), and by managing all Accounts on a product specific basis. Thus, for example, all Large Cap Value Accounts, whether they are fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending upon the size of the execution, Pzena may choose to allocate the executed shares on a pro rata basis or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders' interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena's employees, officers or directors (provided directors may rebut the presumption of access) (collectively, "Access Persons") and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel.

Securities transactions for Access Persons' personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena's principals, affiliates or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present.

Compensation. UBS AM pays Pzena a fee based on the assets under management of the fund as set forth in the Subadvisory Agreement between Pzena and UBS AM. Portfolio managers and other Pzena investment professionals are compensated through a combination of a fixed base salary (set annually), performance bonus and equity ownership, if appropriate due to superior performance. The time frame Pzena examines for bonus compensation is annual. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on fund performance or assets of the fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena considers the person as a whole and contributions that he/she has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to Pzena's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining talent.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

Los Angeles Capital Management and Equity Research, Inc.

Hal W. Reynolds, Daniel E. Allen and Laina Draeger are primarily responsible for the day-to-day management of Los Angeles Capital's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by them as of July 31, 2020:

Hal W. Reynolds:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	16	16	33
Number of Accounts Managed with Performance-Based Advisory Fees	1	5	6
Assets Managed (in millions)	$8,431.1	$4,976.3	$12,797.3
Assets Managed with Performance- Based Advisory Fees (in millions)	$3,793.3	$1,521.1	$7,647.6

Daniel E. Allen:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	16	33
Number of Accounts Managed with Performance-Based Advisory Fees	0	5	6
Assets Managed (in millions)	$3,963.8	$4,976.3	$12,797.3
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$1,521.1	$7,647.6

Laina Draeger:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	3	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	1
Assets Managed (in millions)	$0	$585.9	$390.6
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$373.5	$261.6

Potential conflicts of interest. Los Angeles Capital has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the firm believes are reasonably designed to address the potential for conflicts of interest associated with managing portfolios for multiple clients and that seek to treat all clients fairly and equally over time and to mitigate conflicts among accounts. Client accounts are managed independent of one another in accordance with client specific mandates, restrictions, and instructions as outlined in the investment management agreement, and such restrictions and instructions are monitored for compliance with the client's investment guidelines.

Side-by-side management can result in investment positions or actions taken for one client account that differ from those taken in another client account. Accordingly, one client account can engage in short sales of or take a short position in an investment that at the same time is owned or being purchased long by another client account. These positions and actions can adversely affect or benefit different clients at different times.

The firm manages client accounts that have different investment strategies, objectives, restrictions, constraints, launch dates, and overlapping benchmark constituents. Given these customizations and differences, it is possible that Los Angeles Capital may be purchasing or holding a security for one account and simultaneously selling the same security for another account. However, simultaneously purchasing and selling the same security in the same account ("wash trades") is prohibited.

The decision as to which accounts participate in an investment opportunity will take into account, among other things, the quantitative model's outlook on the account's strategy, the account's investment guidelines, and risk metrics. Global accounts' orders are sent to the market simultaneously subject to prevailing market conditions, client flows, and liquidity. Emerging markets account orders are aggregated during account rebalances, but the firm is not required to do so.

Los Angeles Capital's proprietary optimization-based technology for trading client portfolios complements the firm's approach to stock selection and uses real-time market prices to parse the master ("parent") order lists into a sub-list or "child" order lists, for execution by agency brokers. For accounts traded using the firm's trade optimization technology, real-time market prices are the primary creation determinant in each child order. Therefore, names traded for one account (or group of accounts) may result in different execution prices than a name traded for another account (or group of accounts). The firm's trade optimization technology is primarily used for U.S. market accounts. As the firm's trade optimization trading technology is dependent upon robust and consistent market data, Los Angeles Capital does not currently utilize this technology in Developed Asia and Emerging Markets.

While each client account is managed individually, Los Angeles Capital may, at any given time, purchase and/or sell the same security in a block that is allocated among multiple accounts. There are a number of variables that can influence a decision to aggregate purchases or sales into a block, including but not limited to, order size, liquidity, client trading directives, regulatory limitations, round lot requirements, and cash flows. The firm allocates trades that are submitted in a block prior to placing the trade with the broker. When there is decision making on whether to include or exclude certain accounts from a block transaction, there is always the potential for conflicts of interest. Furthermore, the effect of trade aggregation may work on some occasions to the account's disadvantage. Los Angeles Capital's policies and procedures in allocating trades are structured to treat all clients fairly. Los Angeles Capital is not required to aggregate any particular trade. For example, an account with directed brokerage may not participate in certain block trades.

The firm's strategies predominantly invest in liquid common stocks. Based on a variety of factors including the strategy, guidelines, and turnover goals, Los Angeles Capital determines the trading frequency for each account. Most accounts currently trade at least semi-monthly and others may trade more or less frequently depending on turnover goals, market conditions and other factors unique to the strategy or markets in which they are invested. While the firm reserves the right to update its trading strategy, currently, in a typical week, Los Angeles Capital will begin by trading its U.S. strategy accounts followed by its non-U.S. strategy accounts. An account's rebalance cycle is dependent on the account's strategy. Rebalances for U.S. strategy accounts are regularly rotated between traders and generally begin on the same day each week. Non-U.S. strategy account rebalances may be regularly rotated over several days. The firm's proprietary accounts, which are invested in liquid, benchmark securities, may be traded in rotation with client accounts or on a particular day of the week depending on liquidity, size, model constraints, and resource constraints. The order of account rebalances may work on some occasions to the account's advantage or disadvantage.

Los Angeles Capital's portfolio managers manage accounts that are charged a performance-based fee alongside accounts in the same strategy with asset-based fee schedules. While performance-based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities, Los Angeles Capital has designed and implemented procedures to ensure that all clients are treated fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities. Management and performance fees inure to the benefit of the firm as a whole and not to specific individuals or groups of individuals. Further, Los Angeles Capital employs a quantitative investment process which utilizes the firm's proprietary investment model technology to identify securities and construct portfolios.

Los Angeles Capital has adopted a Code of Ethics that includes procedures on ethical conduct and personal trading and requires pre-clearance authorization from both the Trading and Compliance and Regulatory Risk Departments for certain personal security transactions. Nonetheless, because the Code of Ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Employee trading is monitored under the Code of Ethics, and is designed to reasonably identify and prevent conflicts of interest between the firm and its clients.

Investment personnel of Los Angeles Capital or its affiliate may be permitted to be commercially or professionally involved with an issuer of securities. There is a potential risk that Los Angeles Capital personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Los Angeles Capital clients. Before engaging in any outside business activity, employees must obtain approval of the CCO as well as other personnel. Any potential conflicts of interest from such involvement are monitored for compliance with Los Angeles Capital's Code of Ethics. The Code of Ethics also governs employees giving or accepting gifts and entertainment.

Compensation. Los Angeles Capital's portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of Los Angeles Capital's compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.

Each of Los Angeles Capital's portfolio managers receives a base salary fixed from year to year. In addition, the portfolio managers participate in the firm's profit sharing plan. The aggregate amount of the contribution to the firm's profit sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation. Each of the portfolio managers also is a shareholder of the firm and receives compensation based upon the firm's overall profits. Ms. Draeger is also eligible to receive a discretionary bonus from the firm.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

Wellington Management Company LLP

W. Michael Reckmeyer III and Matthew C. Hand are primarily responsible for the day-to-day management of Wellington's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2020:

W. Michael Reckmeyer III

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	5	8
Number of Accounts Managed with Performance-Based Advisory Fees	3	1	1
Assets Managed (in millions)	$57,730	$153	$1,152
Assets Managed with Performance-Based Advisory Fees (in millions)	$46,201	$8	$307

Matthew C. Hand

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$9,889	$0.5	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund ("Portfolio Managers") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Managers make investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.

The Portfolio Managers or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the fund. Mr.. Reckmeyer also manages accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Manager are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington's investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Compensation. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each fund.

Wellington's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington's compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for each investment professional who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. Mr. Reckmeyer is a Partner. The base salary for other investment professionals is determined by the individual's experience and performance in his role as an investment professional. Base salaries for Wellington's employees are reviewed annually and may be adjusted based on the recommendation of an investment professional's manager, using guidelines established by Wellington's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each investment professional is eligible to receive an incentive payment based on the revenues earned by Wellington from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant fund is linked to the gross pre-tax performance of the portion of the fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the investment professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The investment professionals also may be eligible for bonus payments based on their overall contribution to Wellington's business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own any shares of the fund.

PACE Large Co Growth Equity Investments—Jackson Square Partners, LLC, Mar Vista Investment Partners, LLC and J.P. Morgan Investment Management Inc.

Jackson Square Partners, LLC.

The following chart lists certain information about types of other accounts for which JSP's portfolio managers are primarily responsible as of July 31, 2020. Any accounts managed in a personal capacity appear under "Other Accounts" along with other accounts managed on a professional basis. The personal account information is current as of July 31, 2020.

Jeffrey S. Van Harte:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	9	3	23
Number of Accounts Managed with Performance-Based Advisory Fees	2	0	2
Assets Managed (in millions)	$8,416	$264	$3,639
Assets Managed with Performance- Based Advisory Fees (in millions)	$5,381	$0	$473

Christopher J. Bonavico:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	11	12	40
Number of Accounts Managed with Performance-Based Advisory Fees	2	1	3
Assets Managed (in millions)	$9,769	$4,102	$6,734
Assets Managed with Performance- Based Advisory Fees (in millions)	$5,381	$210	$599

Christopher M. Ericksen:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	3	19
Number of Accounts Managed with Performance-Based Advisory Fees	2	0	1
Assets Managed (in millions)	$8,409	$264	$3,383
Assets Managed with Performance- Based Advisory Fees (in millions)	$5,381	$0	$236

Daniel J. Prislin:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	9	3	26
Number of Accounts Managed with Performance-Based Advisory Fees	2	0	2
Assets Managed (in millions)	$8,416	$264	$3,619
Assets Managed with Performance- Based Advisory Fees (in millions)	$5,381	$0	$473

William Montana:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	3	16
Number of Accounts Managed with Performance-Based Advisory Fees	2	0	1
Assets Managed (in millions)	$8,409	$264	$3,380
Assets Managed with Performance- Based Advisory Fees (in millions)	$5,381	$0	$263

Potential conflicts of interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the fund, and the investment action for each other fund or account and the fund may differ. For example, one fund or account may be selling a security, while another fund or account may be purchasing or holding the same security. As a result, transactions executed for one fund or account or the fund may adversely affect the value of securities held by another fund or account or the fund. In addition, the management of multiple other funds or accounts and the fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. JSP has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Certain of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage such accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee. A portfolio manager's management of personal accounts also may present certain conflicts of interest.

Although JSP's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation. JSP's investment professionals have remained together, bound by culture and the unique nature of the team's research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more "sponsors" who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: 1/3/5 year and since inception.

Aggregate compensation is ultimately driven by revenues, which—in turn—is correlated with assets under management, which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more assets under management (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members' ideas are also considered in compensation. Certain employees, including all eight members of the investment team, have equity ownership as part of their compensation.

In terms of the composition of compensation paid to the investment team, it is expected to be a combination of base salary, partnership equity distributions, and discretionary annual bonuses. JSP believes this combination will have the proper incentives to award prudent long term focus on building a stable and sustainable business while also rewarding professionals for superior relative interim results.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

Mar Vista Investment Partners, LLC.

Brian L. Massey and Silas A. Myers are primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Mar Vista. The following table provides information relating to other accounts managed by Messrs. Massey and Myers as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	4	253
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$351.7	$371.7	$2,863.6
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Material conflicts of interest that may arise in connection with a portfolio manager's management of the fund's investments and investments of other accounts managed include material conflicts between the investment strategy of the portion of the fund that Mar Vista manages and the investment strategy of the other accounts managed by the portfolio manager, and conflicts associated with the allocation of investment opportunities between the fund and other accounts managed by the portfolio manager may also arise.

Mar Vista understands that potential material conflicts of interest exist in "side-by-side" management of similar accounts. As such, Mar Vista has always had comprehensive procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Mar Vista aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share of unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.

Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Mar Vista utilizes a trade rotation in these situations. The allocation is conducted on a pro rata basis within each aggregated group unless the amount of the order filled is such that a pro rata allocation is not appropriate. Mar Vista's code of ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.

Compensation. Mar Vista's investment professionals receive a base salary commensurate with their level of experience. Mar Vista's goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Portfolio managers and research analysts receive compensation consisting of salary and equity distributions. The investment professionals own 100% of the common equity and are therefore rewarded based on annual profit distributions. The investment team is evaluated based on the overall performance of the strategies rather than individual contributions.

Ownership of shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

J.P. Morgan Investment Management Inc.

Giri Devulapally, Joseph Wilson, Larry H. Lee and Holly Fleiss are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund's assets allocated to J.P. Morgan. As of July 31, 2020, Mr. Lee and Ms. Fleiss did not manage other accounts. The following tables provide information relating to other accounts managed by the Messrs. Devulapallly and Wilson as of July 31, 2020:

Giri Devulapally:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	2	17
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in thousands)	$27,591	$2,230	$3,512
Assets Managed with Performance- Based Advisory Fees (in thousands)	$0	$0	$0

Joseph Wilson:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	2	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in thousands)	$0	$3,166	$3,565
Assets Managed with Performance- Based Advisory Fees (in thousands)	$0	$0	$0

*  The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Potential conflicts of interest. For information regarding potential conflicts of interest of J.P. Morgan, please see the above language in this section under "PACE Global Fixed Income Investments."

Compensation. For information regarding the compensation policies of J.P. Morgan, please see the above language in this section under "PACE Global Fixed Income Investments."

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PACE Small/Medium Co Value Equity Investments—Sapience Investments, LLC, Kayne Anderson Rudnick Investment Management, LLC and Huber Capital Management, LLC

Sapience Investments, LLC

Sapience's Chief Investment Officer (CIO), Samir Sikka, draws on the firm's dedicated bank of equity analysts to research sectors, industries and individual companies for the fund. Mr. Sikka has primary responsibility for portfolio construction and security selection, including sector and industry diversification. The decision-making process is bottom-up, with a focus on company fundamentals and close attention to diversification and risk management. The following table provides information relating to other accounts managed by Samir Sikka as of July 31, 2020:

Samir Sikka:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	15
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$437.2
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Sapience's CIO faces inherent conflicts of interest in his day-to-day management of the fund and other accounts because the fund may have different investment objectives, strategies and risk profiles than the other accounts managed. For instance, to the extent that the CIO manages accounts with different investment strategies than the fund, he may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for the fund. Additionally, some of the accounts managed by the CIO may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the fund. The differences in fee structures may provide an incentive to the CIO to allocate more favorable trades to the higher-paying accounts. To minimize the effects of these inherent conflicts of interest, Sapience has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, Sapience has adopted a Code of Ethics under Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act to address potential conflicts associated with managing the fund and any personal accounts the portfolio managers may maintain.

The CIO often provides investment management for separate accounts advised in the same or similar investment style as that provided to the fund. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Sapience has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. Compensation for investment professionals consists of a base salary, bonus, and equity distributions. (Equity distributions are a share of Sapience's profits. These distributions are based on each investment professional's ownership percentage in Sapience.) A material portion of each professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks, overall client satisfaction and individual contribution. Sapience's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to composite performance relative to specified benchmarks (with respect to the fund, these benchmarks are the Russell 2000 Value Index, Russell 2000 Index, Lipper Small-Cap Value Funds and Lipper Small-Cap Broad Funds (an aggregate of Small-Cap Value, Small-Cap Core and Small-Cap Growth Funds)). To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Ownership of fund shares. As of July 31, 2020, the portfolio manager did not own shares of the fund.

Kayne Anderson Rudnick Investment Management, LLC.

Julie Kutasov and Craig Stone are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Kayne Anderson Rudnick. The following tables provide information relating to other accounts managed by Julie Kutasov and Craig Stone as of July 31, 2020:

Julie Kutasov:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	1	416
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,464	$72	$9,722
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Craig Stone:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	1	772
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,194	$72	$10,317
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the fund's investments and the investments of any other accounts that they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that the firm may have in place that could benefit the fund and/or such other accounts. Kayne Anderson Rudnick works to ensure that all clients are treated fairly in the execution of orders and allocation of trades. The firm has established trading policies and procedures designed to limit conflicts of interest between the fund and other accounts managed by Kayne Anderson Rudnick.

Compensation. Investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities. Kayne Anderson Rudnick management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, the fund/account performance is generally measured over one-, three-, and five-year periods and an individual manager's participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion of this is payable as deferred compensation that is materially tied to the long-term risk-adjusted performance of the strategies for which the portfolio manager is responsible. A portion of portfolio managers' incentive bonus may also be paid in restricted stock units of Kayne Anderson Rudnick's parent company, Virtus Investment Partners, Inc.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The firm believes that it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

Huber Capital Management LLC

Joseph Huber is the portfolio manager primarily responsible for the day-to-day management of Huber Capital's portion of the fund's assets. The following table provides information relating to other accounts managed by Joseph Huber as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	0	8
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$90.1	$0	$403.9
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. The portfolio manager who has day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the fund and/or other accounts. Huber Capital seeks to manage such competing interests for the time and attention of the portfolio manager.

With respect to securities transactions for the fund, Huber Capital determines which broker to use to execute each transaction consistent with its duty to seek best execution of the transaction. If Huber Capital believes that the purchase or sale of a security is in the best interest of more than one of its clients, it may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. Huber Capital will allocate securities so purchased or sold in the manner that it considers being equitable and consistent with its fiduciary obligations to its clients.

Huber Capital does not anticipate any conflicts of interest between management of the fund and other funds and accounts managed by the firm. Huber Capital's brokerage and trading policies seeks to ensure that no conflicts arise between transactions involving the fund and those involving separately managed accounts.

Compensation. The portfolio manager is compensated with a salary and bonus package. The portfolio manager of the fund is supported by the full research team of Huber Capital. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional such as the portfolio manager has a base salary and is eligible for an annual bonus, which may be paid in the form of either cash or stock.

Huber Capital believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the fund or separate accounts, specific industries within the funds or separate accounts or to any type of asset or revenue-related objective, other than to the extent that the overall revenues of Huber Capital attributable to such factors may affect the size of Huber Capital's overall bonus pool.

Bonuses and salaries for investment professionals are determined by the Chief Executive Officer (the managing member) of Huber Capital using tools which may include, but are not limited to, annual evaluations, compensation surveys, feedback from other employees and advice from outside counsel. The amount of the bonus usually is shaped by the total amount of Huber Capital's bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

The portfolio manager does not participate in a company-sponsored retirement plan and receives standard benefits commensurate with the other employees of Huber Capital. The portfolio manager does not receive deferred compensation.

Ownership of fund shares. As of July 31, 2020, the portfolio manager did not own shares of the fund.

PACE Small/Medium Co Growth Equity Investments—Riverbridge Partners, LLC, Jacobs Levy Equity Management, Inc. and Calamos Advisors LLC

Riverbridge Partners, LLC.

Riverbridge Partners utilizes a team-based approach to managing the fund. The eight member Riverbridge Investment Team is led by Mark A. Thompson, Chief Investment Officer. The following table provides information relating to other accounts managed by the Investment Team led by Mark A. Thompson as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	3	405
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	2
Assets Managed (in millions)	$211.8	$170.4	$6,003.0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$2.0	$5.0

Potential conflicts of interest. Occasions may arise when accounts may place trades that are in conflict with trades involving other accounts. This conflict may cause an adverse price action in securities held in the other accounts. The fund receives the same fair allocation as all other accounts managed by Riverbridge Partners. No account receives preferential treatment. Riverbridge Partners has policies and procedures designed to provide fair and equitable allocation. Accounts may be traded at different times due to extenuating circumstances that include tax status, client restrictions and other portfolio management issues.

Compensation. Riverbridge Partners has a very direct incentive method: Members of the Investment Team, including Mark A. Thompson, are owners of the business. This structure directly aligns the pre-tax performance of client portfolios with Investment Team members' compensation. The members of the Investment Team receive a modest base salary. The remainder of their compensation is comprised of a combination of an individual-based performance bonus, as well as a bonus tied to the performance of the overall firm. Riverbridge Partners measures performance over an unlimited time period, but places greater emphasis on the most recent three-year period. The benchmarks used to measure performance include the Russell 2000 Growth, Russell 2000 and the S&P 600 Growth indices.

Ownership of fund shares. As of July 31, 2020, the portfolio manager did not own shares of the fund.

Calamos Advisors LLC

Brandon Nelson is responsible for the day-to-day management of Calamos' portion of the fund's assets. The following table provides information relating to other accounts managed by him as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	2	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$132.12	$90.25	$164.19
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$18.89

Potential conflicts of interest. Other than potential conflicts between investment strategies, the side-by-side management of both the fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the fund and another account and allocation of aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the fund in accordance with the rules promulgated under the Investment Company Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. However, if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos and its affiliates frequently use a "rotational" method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos' head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos' Chief Compliance Officer on a monthly basis. Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos may consider subjective elements in attempting to allocate a trade, in which case the fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

Compensation. Brandon Nelson's compensation consists of base salary and an annual short-term incentive (payable in cash). Mr. Nelson is also eligible for discretionary long term incentive ("LTI") awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a mutual fund incentive award with amounts deemed to be invested in one or more funds. "Funds" mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos. In addition, Mr. Nelson is also eligible to receive certain "Timpani team revenue share" payments, which are defined as a percentage of management fees over certain thresholds.

The amounts paid to the Senior Portfolio Manager and the criteria utilized to determine the amounts are benchmarked against industry-specific data provided by third-party analytical agencies. This compensation structure considers annually the performance of the various strategies managed by the Senior Portfolio Manager, among other factors, including, without limitation, the overall performance of the firm.

Ownership of fund shares. As of July 31, 2020, the portfolio manager did not own shares of the fund.

Jacobs Levy Equity Management, Inc. Bruce Jacobs and Kenneth Levy are the primary investment professionals responsible for the day-to-day management of Jacobs Levy's allocated portion of the fund's portfolio. The following table provides information related to other accounts managed by them as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	15	97
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	7
Assets Managed (in millions)	$3,468	$2,153	$6,177
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$94.46	$1,798

Potential conflicts of interest. Jacobs Levy and its investment personnel provide investment management services to multiple accounts, including the Fund's account. The Portfolio Managers, Bruce Jacobs and Ken Levy, jointly manage all Jacobs Levy-managed accounts with the support of the firm's other investment professionals. Providing investment management services to multiple accounts simultaneously may give rise to certain potential conflicts of interest because accounts may have investment objectives and/or strategies that are similar to or different from those of the Fund. Jacobs Levy may make investment decisions for certain accounts that are not necessarily consistent with the decisions made for other accounts. As such, performance among accounts (including the Fund's account) may differ. Conflicts may also arise in the allocation of transactions among client accounts with different fee arrangements and accounts in which the firm or the Portfolio Managers may have an ownership or financial interest.

Jacobs Levy is entitled to be paid performance-based compensation by certain accounts it manages. Jacobs Levy's revenue may be increased by its receipt of performance-based fees. In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Jacobs Levy and the Portfolio Managers, whose compensation is derived primarily through their equity share in

Jacobs Levy, may have an incentive to favor client accounts that pay the firm performance-based compensation or higher fees.

Jacobs Levy manages a number of proprietary accounts alongside client accounts. These proprietary accounts may invest in the same securities that Jacobs Levy recommends to or buys or sells for client accounts (including the Fund's account). Jacobs Levy typically aggregates trades for proprietary and client accounts. These proprietary accounts may have investment objectives and/or strategies which are similar to or different from those of the Fund. Jacobs Levy may make investment decisions for proprietary accounts that are not necessarily consistent with the decisions made regarding client investments (including investments for the Fund). As such, the performance of these proprietary accounts may differ from the performance of client accounts (including the Fund's account).

Jacobs Levy has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts. Jacobs Levy reviews statistical allocation reports periodically to determine whether accounts are treated, in its view, fairly. The performance of similarly managed accounts is also compared periodically to determine whether there are any unexplained significant discrepancies. In addition, Jacobs Levy has adopted procedures, which, in its view, are reasonably designed to create a fair and equitable allocation of investment opportunities over time among accounts.

Jacobs Levy provides model portfolios to one or more of its clients for which Jacobs Levy does not have investment discretion. Jacobs Levy may execute trades for other clients whose accounts utilize the same investment strategy as the model(s). Since Jacobs Levy does not have discretion to execute trades for its model portfolio client(s), it is possible that trading based on the model portfolio will occur at the same or different times for Jacobs Levy's discretionary clients and for its model portfolio client(s), and therefore that trading conducted for one client will impact the value at which the relevant securities trade for another client.

Compensation. Each portfolio manager receives a fixed salary and a percentage of the profits of Jacobs Levy, which is based upon the portfolio manager's ownership interest in the firm. Jacobs Levy's profits are derived from the fees the firm receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the "basic fee"). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance-adjusted fee, the measurement period for the fee and the benchmark vary by client. In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12-quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the basic fee and a percentage of the profits in excess of a benchmark.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PACE International Equity Investments—Mondrian Investment Partners Limited, Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated and Los Angeles Capital Management and Equity Research, Inc.

Mondrian Investment Partners Limited. A team of individuals, currently including Elizabeth A. Desmond, Nigel Bliss and Steven Dutaut, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. The following tables provide information relating to other accounts managed by Elizabeth Desmond, Nigel Bliss and Steven Dutaut, as of July 31, 2020:

Elizabeth Desmond:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	5	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,241	$5,030	$3,227
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Nigel Bliss:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	4	12
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,241	$4,943	$5,957
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Steven Dutaut:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	4	17
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,575	$4,943	$8,955
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Mondrian does not foresee any material conflicts of interest that may arise in its management of the funds, and of any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of its investment management business activities, together with a summary of Mondrian's policy in that area:

Allocation of aggregated trades—Mondrian may from time to time aggregate trades for a number of its clients. In the vast majority of situations a trade will be prorated across all participating accounts. There are a small number of situations where a different allocation model is applied. For example, for equities when the amounts involved are too small to be evenly proportioned in a cost efficient manner; for bonds where a minimum lot size and/or a minimum trading size do not permit a pro rata allocation. For these situations Mondrian applies an allocation model that takes account of the size of the individual orders.

Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Mondrian monitors the effectiveness of its allocation process to ensure that clients are being treated fairly over a given period (usually annually) and to remain satisfied that the process is fair. In addition Mondrian performs periodic reviews of portfolio performance dispersion to confirm that clients with the same or similar investment mandates have been fairly treated.

Allocation of investment opportunities—Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities. Mondrian makes security selection decisions at committee level and those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities. All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

Allocation of new issue opportunities—New issues, including Initial Public Offerings ("IPO's") present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the new issue allocation could be allocated to selected clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades and all IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connection with the provision of seed capital—A conflict of interest exists when a portfolio management firm manages its own money alongside client money. Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles. Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g., the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements—Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients.

Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of Mondrian's Chief Executive Officer. Mondrian's Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual's responsibilities to Mondrian clients.

Dual agency—Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate. Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the portfolio manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee personal account dealing—There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction for their own account which conflicts with client interests. Mondrian rules which govern personal account dealing and general ethical standards are set out in Mondrian Investment Partner's Code of Ethics.

Gifts and entertainment (received)—In the normal course of business Mondrian employees may be offered gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £10 (or local currency equivalent) require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)—In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £100 (or local currency equivalent) require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Performance fees—Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Compensation. Mondrian has the following programs in place to retain key investment staff:

1.  Competitive Salary—All investment professionals are remunerated with a competitive base salary. Salaries are reviewed annually and benchmarked against industry standards.

2.  Profit Sharing Bonus Pool—All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3.  Equity Ownership—Mondrian is employee owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual's equity is normally paid out in instalments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm.

Incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Remuneration Committee. In determining the amount of bonus and equity awarded, Mondrian's Board of Directors consults with the company's Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

Mondrian remuneration philosophy. The guiding principle of the company's compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

Approximately 90 Mondrian employees are equity owners of the business representing about 50% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, should enable the firm to attract and retain high caliber employees.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated

A team of individuals, currently including Brian Beitner, Jesse Flores, Haicheng Li and Nathaniel Velarde, is jointly and primarily responsible for the day-to-day management of Baird's portion of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers, as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles		Other accounts
Number of Accounts Managed	3	3		1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0		0
Assets Managed (in millions)	$490.63	$172.83		$23.77
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$159.01	*	$23.77

* One client within one commingled fund has a performance-based fee structure.

Potential conflicts of interest. Baird is an employee owned privately held investment boutique. The firm has a comprehensive compliance program that is designed to identify and mitigate any conflicts of interest. The program is reviewed on a formal basis at least annually to ensure that all possible risks and conflicts of interest are properly addressed. Baird's Policy and Procedures include a Code of Ethics as well as sections on Trading and Brokerage, Portfolio Management and Proxy Voting all of which address potential conflicts of interest and how they are managed. Baird's Policy and Procedures and, specifically, the Code of Ethics, is based on the principle that employees of the firm owe a fiduciary duty to its clients. It requires that at all times the interests of its clients are placed ahead of their own. The following is a list of some potential conflicts of interest that could arise in the course of normal investment management business activities.

Performance-Based Fees and Side-By-Side Management—Baird manages multiple types of accounts side-by-side. Baird may also negotiate performance-based fees with some clients. This could represent a conflict of interest if clients paying higher fees or if accounts in which Baird employees have an investment interest, like a limited partnership, receive preferential treatment. In order to ensure that each type of account is treated equitably, Baird manages all accounts as closely as possible to the model portfolio (while taking into account individual client restrictions) and executes aggregated trades, apportioning trades across accounts whenever possible.

Trade Aggregation and Allocation—Baird aggregates buy and sell orders among clients wherever possible. Trades are then allocated among accounts based upon procedures outlined in the Trading and Brokerage section of Baird's Policy and Procedures Manual. Allocations among accounts are to be made either prior to execution or, if following execution, before the end of the trading day, although subsequent reallocations may occur in unusual circumstances. In most cases, one order is sent to a broker with apportioned settlement instructions for each account such that allocations from the trade are on a pro-rata basis of assets under management for each account. In other cases, random allocation processes will be used. However, considerations such as lot size, existing or target account weightings in particular securities, account size, cash availability, diversification requirements and investment objectives, restrictions, and time horizons may result in more particularized allocations. In connection with multi-account purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities will be allocated to accounts based on a weighted average purchase or sale price of that day. When Chautauqua is not able to aggregate trades (e.g., UMA programs), Chautauqua generally uses a trade rotation process that is designed to be fair and equitable to its clients over time.

Personal Accounts—Baird's Code of Ethics addresses potential conflicts of interest with respect to personal trading accounts. The Code of Ethics governs the personal securities transactions of directors, officers and employees who may have access to current trading information of the fund. The Code of Ethics permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the fund, subject to certain restrictions. The Code of Ethics includes pre-clearance, reporting and other procedures to monitor personal transactions and ensure that such transactions are consistent with the best interests of the fund.

Soft Dollars—Baird's Trading and Brokerage Policies outline how brokers are selected and the provisions for "best execution." The Best Execution Committee provides oversight of Baird's trading activities. Baird's policy is to comply with the safe harbor provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, regarding soft dollar transactions. As a matter of policy, Baird does not use any third party "soft dollar" arrangements. All services are paid for with hard dollars. However, because the firm has access to broker-dealer research and pays commissions to the broker-dealers, this commission payment are considered a soft dollar arrangement. It is important to note that Baird always seeks best execution, negotiates favorable commission rates and actively tracks commission expenditures.

Allocation Of Initial Public Offerings—When Baird participates in an IPO for clients who do not have IPO restrictions, allocations are made proportionally based on assets under management. The only time this may not be the case is when allocations are so small as to make it costly and impractical to do so. In such cases, Baird will allocate IPO shares at its own discretion in the most practical way possible.

Board Membership & External Arrangements—Baird requires that all employees disclose any board memberships, outside employment or service on creditors' committees and seek approval before joining a new board or committee in order to avoid any conflicts of interest.

Gifts & Entertainment—Because gifts and/or entertainment offered to employees of Baird from broker-dealers, potential clients, or other parties may provide the actual or apparent potential for a conflict of interest affecting fiduciary duties and independent judgment on behalf of the firm's clients, Baird has adopted policies and procedures related to giving and receiving gifts and entertainment, including requirements for reporting and preapproval.

Compensation. Baird employee compensation consists of a base salary and incentive compensation. Incentive compensation takes the form of bonuses based on individual merit and firm performance.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

Los Angeles Capital Management and Equity Research, Inc.

Hal W. Reynolds, Daniel E. Allen and Laina Draeger are primarily responsible for the day-today management of Los Angeles Capital's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by them as of July 31, 2020:

Hal W. Reynolds:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	16	16	33
Number of Accounts Managed with Performance-Based Advisory Fees	1	5	6
Assets Managed (in millions)	$8,254.9	$4,976.3	$12,797.3
Assets Managed with Performance- Based Advisory Fees (in millions)	$3,793.3	$1,521.1	$7,647.6

Daniel E. Allen:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	16	33
Number of Accounts Managed with Performance-Based Advisory Fees	0	5	6
Assets Managed (in millions)	$3,787.5	$4,976.3	$12,797.3
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$1,521.1	$7,647.6

Laina Draeger:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	3	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	1
Assets Managed (in millions)	$0	$585.9	$390.6
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$373.5	$261.6

Potential conflicts of interest. For information regarding potential conflicts of interest of Los Angeles Capital, please see the above language in this section under "PACE Large Co Value Equity Investments."

Compensation. For information regarding the compensation policies of Los Angeles Capital, please see the above language in this section under "PACE Large Co Value Equity Investments."

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PACE International Emerging Markets Equity Investments—Mondrian Investments Partners Limited, William Blair Investment Management, LLC, LMCG Investments, LLC and RWC Asset Advisors (US) LLC

Mondrian Investment Partners Limited.

A team of individuals, currently including Andrew Miller, Ginny Chong and Gregory Halton, is primarily responsible for making the day-to-day investment decisions for the fund. The following tables provide information relating to other accounts managed by Andrew Miller, Ginny Chong and Gregory Halton as of July 31, 2020:

Andrew Miller:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	6	8
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$316	$2,310	$4,802
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Ginny Chong:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	4	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$92	$1,926	$2,142
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Gregory Halton:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	2	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$67	$79	$1,860
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. For information regarding potential conflicts of interest of Mondrian, please see the above language in this section under "PACE International Equity Investments."

Compensation. For information regarding the compensation policies of Mondrian, please see the above language in this section under "PACE International Equity Investments."

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

William Blair Investment Management, LLC

Todd McClone and Jack Murphy are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to William Blair Investment Management, LLC ("William Blair"). The following tables provide information relating to other accounts managed by Todd McClone and Jack Murphy as of July 31, 2020:

Todd McClone:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	18	16
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,033.8	$5,184.5	$4,138.7
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Jack Murphy:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	9	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$856.2	$3,026.9	$1,227.4
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. William Blair's policy is that the interests of clients take precedence over the interests of the firm and its affiliates and that it will manage its advisory client accounts in accordance with the specific investment restrictions and guidelines applicable to each account. Various conflicts can also arise, however, between and among various client accounts. William Blair's portfolio managers typically make investment decisions for multiple portfolios, including institutional portfolios, separately managed accounts, mutual funds and wrap fee accounts. These portfolio management responsibilities may cause potential conflicts of interest. William Blair seeks to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to its clients. William Blair and its portfolio managers may determine, in light of each client account's available cash, investment objectives, restrictions, permitted investment techniques and other relevant considerations, that an investment opportunity is appropriate for only some of the client accounts under their management or that they should take differing positions with respect to a particular security on behalf of certain client accounts. Accordingly, William Blair may give advice and take action in the performance of its duties to clients that differs from advice given, and/or the timing and nature of action taken, with respect to other clients' accounts. The timing and nature of action taken with respect to one or more client accounts may positively or negatively impact one or more other client accounts. (For example, the value of a security held in client accounts may be positively affected by purchases, and negatively affected by sales, of such security for other client accounts.)

Management of multiple accounts can give rise to potential conflicts of interest. The potential conflicts of interest that may arise in managing multiple accounts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., separately managed accounts, mutual funds, and wrap accounts). Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for William Blair than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager would favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While William Blair does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior William Blair personnel periodically review the performance of William Blair's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. As part of its obligation to mitigate such conflicts, William Blair has adopted specific written policies and procedures that seek to manage, monitor and, to the extent possible, minimize the effects of these conflicts. Such policies include its Equity Brokerage Allocation and Commission Policy, Trade Allocation and Aggregation Policy and Portfolio Management Policies and Procedures.

Compensation. The compensation of William Blair's portfolio managers is based on the firm's mission: "to achieve success for its clients." Messrs. McClone and Murphy are partners of William Blair, and their compensation consists of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The discretionary bonus, as well as any potential changes to the partners' ownership stakes, is determined by the head of William Blair's Investment Management Department, subject to the approval of William Blair's Executive Committee, and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual's sustained, multi-year contribution to long-term investment performance, and to William Blair's revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account, and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

LMCG Investments, LLC

Gordon Johnson is the portfolio manager primarily responsible for the day-to-day management of LMCG's portion of the fund's assets. The following table provides information relating to other accounts managed by Gordon Johnson as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	7	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$41.6	$966.7	$0
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. LMCG's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the fund and may also have a performance-based fee. The side-by-side management of these funds and accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. LMCG has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by LMCG personnel for their own accounts potentially could conflict with the interest of clients. LMCG has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

Compensation. Portfolio managers and other investment team members at LMCG are compensated through a combination of base salary and incentive bonus. LMCG's incentive bonus plan for these investment personnel is a revenue-share model based on strategy performance relative to a peer group universe of retail and institutional managers. The incentive formula is based on the strategy's performance rankings within the universe for a blended time period which includes one year, three years, five years and since-inception performance. Incentive bonuses are not calculated on specific client or specific fund assets.

Ownership of fund shares. As of July 31, 2020, the portfolio manager did not own shares of the fund.

RWC Asset Advisors (US) LLC

John Malloy is the portfolio manager primarily responsible for the day-to-day management of RWC's portion of the fund's assets. The following table provides information related to other accounts managed by him as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles		Other accounts
Number of Accounts Managed	0	3		15
Number of Accounts Managed with Performance-Based Advisory Fees	0	1		3
Assets Managed (in millions)	$0	$4,664.4		$3,485.2
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$3,388.5	*	$2,158.0

* The figure provided is the total assets managed by the RWC Emerging Markets Equity Fund. This fund offers an incentive fee class but majority of assets within the fund are not subject to a performance fee.

Potential conflicts of interest. There is a potential conflict of interest inherent in the management of multiple accounts, including accounts with different fee structures, in that RWC and/or the portfolio manager may have an incentive to favor one account over another when allocating scarce trades. This conflict of interest is addressed through, among other things, a trade allocation policy that seeks to ensure that allocations are generally made pro rata based on the assets under management of the relevant portfolios (exceptions to the allocation policy require the prior approval of a member of RWC's compliance team), as well as a daily trade review by the compliance team in which it seeks evidence of favoritism.

The portfolio manager may from time to time manage portfolios used in model portfolio arrangements ("Model Portfolios") offered by various sponsors and/or other non-RWC investment advisers. In connection with these Model Portfolios, the portfolio manager provides investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts.

RWC maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for RWC discretionary managed accounts, including the fund, are executed contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved for the fund.

Compensation. John Malloy, the portfolio manager for RWC's allocation portion of the fund, shares in the management fees and, where applicable, the performance fees, generated by the funds he manages directly. Mr. Malloy is responsible for the compensation of his team as well as certain direct costs. He also holds equity interests in RWC Partners Limited.

Ownership of fund shares. As of July 31, 2020, the portfolio manager did not own shares of the fund.

PACE Global Real Estate Securities Investments—Brookfield Public Securities Group LLC

Brookfield Public Securities Group LLC

Brookfield Investment Management Inc. ("Brookfield") uses a team approach in its investment management decisions. Jason Baine and Bernhard Krieg are primarily responsible for the day-to-day management of the fund's assets allocated to Brookfield. The following table provides information relating to other accounts managed by Jason Baine and Bernhard Krieg as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	9	19	32
Number of Accounts Managed with Performance-Based Advisory Fees	0	8	1
Assets Managed (in millions)	$1,032	$712	$2,542
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$336	$222

In the course of our normal business, Brookfield and its affiliates and subsidiaries (the "Firm") may encounter situations where Brookfield faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Brookfield or its personnel diverge from those of a client or when Brookfield or its personnel have obligations to more than one party whose interests are different. In order to preserve our reputation and comply with applicable legal and regulatory requirements, Brookfield believes managing perceived conflicts is as important as managing actual conflicts. In addition, Brookfield has established a Conflicts Working Group to identify, consider, disclose and/or address, as appropriate, any perceived and/or actual conflicts.

Allocation of Investment Opportunities—Brookfield may have potential conflicts in connection with the allocation of investments or transaction decisions for Client Accounts, including situations in which Brookfield may have interests in the investment being allocated and situations in which a Brookfield account ("Affiliated Client") may receive certain percentage of the investments being allocated. Brookfield seeks to manage all Client Accounts and Affiliate Client in accordance with each account's investment objectives and guidelines, and pursuant to the applicable legal and regulatory requirements. The advice provided by Brookfield to a Client Account or an Affiliate Client may compete or conflict with the advice provided to another Client Account or may involve a different timing or course of action taken than with respect to a Client Account. For example, a Client Account may be competing for investment opportunities with Brookfield and its Affiliated Clients and with other Client Accounts for certain limited investment opportunities.

Fees—Brookfield may receive greater fees or other compensation, including performance-based fees, from certain Client Accounts and its Affiliated Clients, which may create an incentive for the Brookfield to favor such accounts. To address these conflicts, Brookfield has adopted policies and procedures under which allocation decisions may not be influenced by certain fee arrangements and trades are allocated in a manner that Brookfield believes is consistent with its obligations as an investment adviser.

Confidential and Material, Non-Public Information Restrictions—Brookfield may acquire confidential or material, non-public information pertaining to an issuer or the issuer's securities which may prevent or prohibit Brookfield from providing investment advice to Client Accounts or Affiliated Clients with respect to such issuer or the issuer's securities irrespective of a Client Account's investment objectives or guidelines. Moreover, Brookfield may have ownership interests in issuers that may prevent Brookfield from purchasing securities or other instruments from such issuers in its Client Accounts or Affiliated Clients.

Short vs. Long Positions in the Same Security—Brookfield may buy or sell positions in certain Client Accounts or Affiliated Clients. At the same time other Client Accounts may be undertaking the same or different strategy, which could disadvantage certain Client Accounts. For example, a Client Account may buy a security while Brookfield may establish a short position in that same security in other Client Accounts or Affiliated Clients. Subsequent short sales may result in impairment of the price of the security which is owned or held by the Client Account. Conversely, a Client Account may establish a short position in a security and Brookfield may buy that same security in other Client Accounts or Affiliated Clients. Subsequent purchase(s) may result in an increase in the price of the underlying position in the short sale exposure of the Client Account.

Conflicts may also arise because investment decisions regarding a Client Account may benefit Brookfield, other Client Accounts or Affiliated Clients. For example, the sale of a long position or establishment of a short position by a Client Account may impair the price of the same security sold short by (and therefore benefit) Brookfield other Client Accounts or Affiliated Clients, and the purchase of a security or covering of a short position in a security by a Client Account may increase the price of the same security held by (and therefore benefit) Brookfield, other Client Accounts or Affiliated Clients.

Principal Transactions—Brookfield may, from time to time, engage in principal securities transactions where it purchases or sells securities between a Client Account and an Affiliated Client. Execution of Principal securities transactions are subject to the applicable client and regulatory requirements.

Cross Transactions—Brookfield may, from time to time, engage in a cross transaction between two Client Accounts, subject to any regulatory requirements and/or interpretations. A cross trade is generally defined as pre-arranged transaction between two or more different funds or accounts, each of which is managed by the same adviser. For example, one account managed by adviser has cash and needs to be invested. Another account managed by the adviser has redemptions or other need for cash which requires the selling of an investment. In certain circumstances and subject to applicable client and regulatory requirements, Brookfield may cross the transaction between the two accounts. Brookfield has policies and procedures to address cross transactions between Client Accounts.

Serve as General Partner and/or Managing Member Conflicts—Brookfield may have other affiliated persons that serve as general partners in or managing members in limited partnerships ("partnerships") and/or managing members in limited liability companies ("LLCs"). These general partners or managing members may provide additional services to the partnerships and LLCs, and in certain circumstances may be deemed to be a controlling party of such entities and serve as investment adviser and provide investment advisory and other services. The service as general partner or managing member may pose and/or create conflicts of interest which would be addressed in accordance with Brookfield policies and procedures as described above.

Investments in Affiliated Funds—Brookfield may serve as investment advisor, sub-advisor, administrator or sub-administrator to one or more registered investment companies ("RICs") or private funds. There may be occasions where the investment objectives of certain Client Accounts may be best served by investing in such affiliated RICs or private funds subject to applicable client and regulatory requirements. If Client Accounts were invested in such affiliated RICs and private funds, Brookfield may or may not charge a fee for investment advisory services at upper fund levels (i.e. fund of funds) related to an investment in affiliated funds.

Outside Business Activities—Brookfield personnel may engage in certain outside business activities that may conflict with its performance of services to its Client Accounts and Affiliated Clients. Brookfield has implemented policies, procedures and controls to mitigate any potential conflict of interest that may arise between Brookfield, its personnel, Client Accounts and Affiliate Clients.

Personal Relationships—Brookfield personnel may have family members or close relationships that may be employed in the securities industry that could potentially create a conflict of interest. Brookfield has implemented controls to mitigate any potential conflict of interest that may arise between Brookfield, its personnel, Client Accounts and Affiliate Clients.

Board Positions and Affiliations—Brookfield personnel or their family members may serve on the board of directors of publicly traded companies. Brookfield has implemented controls, policies and procedures to identify, address, and/or disclose , as appropriate, any potential conflict of interest that may arise between Brookfield, its personnel, Client Accounts and Affiliate Clients.

Investments in Publicly Traded Affiliates—Brookfield seeks to avoid investing in the publicly traded securities of companies known to be affiliated with its parent company, BAM. However, Brookfield may, from time to time, purchase or sell publicly traded securities of issuers known to be affiliated with its parent company, BAM. Although Brookfield permits the sale of the securities of BAM affiliates, there could be situations where Brookfield would be prohibited from selling those securities or required to relinquish any short term profits. Moreover, there may situations whereby BAM or an affiliate may take a company private or purchase a substantial interest in a company owned by Brookfield. In those situations, the Brookfield investments and compliance teams would monitor and consider the potential impact of continuing to own the securities of the company from a fiduciary and regulatory perspective. Although the general rules noted above would typically apply. However, each investment situation would need to be independently reviewed and considered with a focus on (i) actions proposed to be taken or taken by BAM, (ii) Brookfield investment levels in the company (current and proposed), and (iii) any particular regulatory requirements that may apply. Brookfield operates independently of BAM and in particular, communication regarding any material, non-public information between Brookfield and BAM related to securities or their issuers is restricted pursuant to the terms and operation of an information barrier protocol and related policies and procedures ("Information Barriers"). The Information Barrier is overseen by both the BAM and Brookfield Compliance Departments.

Valuation Services—Brookfield, while not the primary valuation agent of Client Accounts, performs certain valuation services related to securities and assets in Client Accounts. Brookfield values securities and assets in Client Accounts in accordance with its valuation policies and procedures and may value an identical asset differently than another Client or Affiliated Client. Brookfield may face a conflict with respect to such valuations as they may affect Brookfield's compensation. In addition, to the extent Brookfield utilizes a third-party vendor to perform certain valuation functions, these vendors may have interests and incentives that differ from those of the Client Accounts.

Compensation. Key executives of Brookfield and its affiliates and senior portfolio management personnel are incentivized to maximize performance of funds or strategies. The desire is to provide these individuals with an attractive compensation package, properly aligning interests with that of Brookfield, its key professionals and its clients. Compensation packages typically include an appropriate balance of current salary, bonus compensation and incentive-oriented compensation. Typical investment professionals have market salary and benefit structures with the opportunity for more attractive total compensation based on a combination of individual performance and team or company performance measures. For investment research and portfolio management professionals, key performance measurements primarily include relative and nominal investment performance of client portfolios. Bonuses are generally determined on a discretionary basis by the senior executives of Brookfield in conjunction with agreed upon goals for individual employees. There are a number of long term incentive compensation plans for key personnel around the world that include deferrals, vesting schedules, and other mechanisms to promote retention, including portfolio managers for this strategy. Specific plans vary by location, legal entity, and individual but include a variety of features as described herein.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PACE Alternative Strategies Investments—Wells Capital Management Incorporated, First Quadrant, L.P., Sirios Capital Management, L.P., Aviva Investors Americas LLC, PCJ Investment Counsel Ltd., Kettle Hill Capital Management, LLC, DLD Asset Management, LP and Magnetar Asset Management LLC.

Wells Capital Management Incorporated

WellsCap uses a team approach in managing its portion of the fund's portfolio. A team of investment professionals at WellsCap shares primary responsibility for the day-to-day portfolio management of the fund. Dennis Bein oversees the team regarding the management of the fund. The following tables provide information relating to other accounts managed by WellsCap's portfolio managers responsible for the day-to-day management of the fund, as of July 31, 2020:

Dennis Bein:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	19	16	18
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	1
Assets Managed (in millions)	$5,561.40	$7,373.12	$4,605.65
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$161.38	$27.91

Harindra de Silva:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	19	17	23
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	1
Assets Managed (in millions)	$5,816.96	$7,439.95	$4,751.47
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$161.38	$27.91

David Krider:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	10	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	1
Assets Managed (in millions)	$2,484.85	$3,200.46	$1,030.71
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$161.38	$27.91

Potential conflicts of interest. WellsCap and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the fund. It is understood that when WellsCap determines that it would be appropriate for the fund and one or more Managed Accounts to participate in an investment opportunity, WellsCap will seek to execute orders for the fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the fund and other Managed Accounts is not assured. In such situations, WellsCap may (but is not be required to) place orders for the fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, WellsCap may cause the fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, WellsCap may allocate the securities traded among the fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the fund and each other Managed Account as well as any other factors which it deems relevant.

Certain of the Managed Accounts that WellsCap advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of WellsCap's investment personnel and therefore have access to full information about WellsCap's investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay WellsCap management fees at rates comparable to and in some cases lower than those paid by the fund and other Managed Accounts. WellsCap also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, WellsCap may have a conflict between its own interests and the interests of other WellsCap investment advisory clients in managing the portfolios of certain of these Managed Accounts.

Compensation. WellsCap's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of WellsCap in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

First Quadrant L.P.

First Quadrant employs a team-based approach in managing its portion of the fund's portfolio. Dori Levanoni and Jeppe Ladekarl are primarily responsible for the day-to-day management of First Quadrant's portion of the fund's assets. The following tables provide information relating to other accounts managed by Messrs. Levanoni and Ladekarl as of July 31, 2020.

Dori Levanoni:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	4	22
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	12
Assets Managed (in millions)[1]	$528.84	$340.07	$12,344.75
Assets Managed with Performance- Based Advisory Fees (in millions)[1]	$0	$272.01	$2,261.98

Jeppe Ladekarl:

	Registered investment company	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	4	15
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	8
Asset Managed (in millions)[1]	$481.77	$354.25	$7,596.22
Asset Managed with Performance- Based Fees (in millions)[1]	$0	$286.19	$2,015.26

1  Includes market values for fully funded portfolios and the notional values for margin funded portfolios, including active mandates and active/passive mandates, all managed by First Quadrant and non-discretionary portfolios managed by strategic partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its strategic partners, but only wherein FQ has full investment discretion over the portfolios.

Potential conflicts of interest. First Quadrant's structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. Detailed information about First Quadrant is disclosed in its Form ADV, specifically in Part 2A. First Quadrant's investment approach is systematic in nature. Computer models are the primary source of trading decisions and the results are monitored daily. Although the results can be overridden by the investment team under certain circumstances, the systematic nature of First Quadrant's process means it is less likely to be exposed to the levels of "subjectivity" risk that decisions made by individuals would be. Trade allocations are made on an objective basis and according to preset computerized allocation and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

Compensation. Compensation consists of a base salary and an annual bonus award that is based on two components—individual performance and First Quadrant performance. In addition, long-term incentive awards are given to a select few exceptional performers that is invested in firm strategies and cliff vests after three years. First Quadrant believes it is an elegant way to align the interests and expectations of all parties: clients, the client's beneficiaries, the client's consultant, FQ, and the individual contributing to support the relationship and portfolio. Other incentives include a 401(k) & Profit Sharing plan, paid vacation and sick time and health benefits including dental and vision. In addition to compensation and benefit plans, individuals are encouraged to broaden their skills and increase their contributions to the firm which in turn is rewarded with salary increases as well as job growth. Accordingly, First Quadrant provides educational assistance to any active full time employee who has been with the firm for at least six months seeking a job related degree—e.g., MBA, MFE, etc. For those successfully completing a professional certification—e.g., CFA, CIPM, CPA, etc.—First Quadrant will provide 100% financial assistance.

Salary increases and bonuses are made annually on a calendar-year basis.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

Sirios Capital Management, L.P.

John F. Brennan, Jr. is primarily responsible for the day-to-day management of Sirios's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by him as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	8	118
Number of Accounts Managed with Performance-Based Advisory Fees	0	7	0
Assets Managed (in millions)	$70	$1,244	$161
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$1,201	$0

Potential conflicts of interest. The Chief Compliance Officer reviews Sirios's business and operations periodically, as needed to determine where conflicts of interest may exist that may create risk exposure for Sirios and its clients and private investment fund investors. The Chief Compliance Officer also assesses new business initiatives proposed by Sirios to determine whether the implementation of the initiative may create any conflicts of interests or require modifications to any existing procedures intended to mitigate conflicts of interest. In addition, Sirios circulates Potential Conflict Questionnaires to all of its employees from time to time to assist in identifying relevant relationships or otherwise unknown conflicts.

After identifying a conflict of interest, the Chief Compliance Officer determines whether Sirios has in place policies and procedures that are designed to address the conflict of interest in a manner that is fair and equitable for Sirios and its clients, and ensures that a client is not disadvantaged relative to Sirios.

The Chief Compliance Officer periodically reviews clients' fee schedules to determine if the rate (blended fee rate for any single private investment fund with multiple share classes) for any single client is substantially higher (or lower) than the rates for other clients. The Chief Compliance Officer reviews the transaction history for any such client to ensure that allocations and transactions were made in a fair and equitable manner and that there is no pattern of activity that could create the appearance of a conflict.

Additionally, Sirios has implemented procedures for allocating investment opportunities that Sirios believes are reasonably designed to ensure that all clients are treated fairly and equally, and to prevent such conflict from influencing the allocation of investment opportunities among clients.

Sirios allocates investment and trading opportunities (including the sequence of placing orders if not "batched") in a manner believed by Sirios to be fair and equitable to each client over time. In allocating opportunities, Sirios considers factors such as a client's account composition and the client's risk tolerance, among others. Sirios may deviate from strictly pro rata allocations, when appropriate, taking into account factors such as the liquidity of client accounts, among others.

Although Sirios has not adopted specific and formal procedures for addressing the impact of short selling on its clients, Sirios has adopted more general conflict policies and procedures that seek to ensure that Sirios's simultaneous management of multiple client accounts (including the fund) results in the fair and equitable treatment for all of its clients (including the fund).

Compensation. John F. Brennan, Jr., the portfolio manager for Sirios's allocated portion of the fund, will be compensated for managing the fund by a combination of base salary and the remuneration from his ownership in Sirios.

Ownership of fund shares. As of July 31, 2020, the portfolio manager did not own shares of the fund.

Aviva Investors Americas LLC.

Peter Fitzgerald, James McAlevey and Mark Robertson are primarily responsible for the day-to-day management of Aviva's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by Messrs. Fitzgerald, McAlevey and Robertson as of July 31, 2020:

Peter Fitzgerald:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	5	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$35	$8	$82
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

James McAlevey:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	4	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$35	$7	$340
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Mark Robertson:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	6	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$35	$9	$340
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Aviva employees may not engage in any employment or business activity other than their employment with Aviva which interferes with their responsibilities as an employee of Aviva or which creates a conflict of interest with the interests of the Aviva or its clients.

Employees of Aviva must notify the compliance department immediately where they have an outside directorship, public trusteeship or role through which action is taken on behalf of a non-Aviva entity. Approval must be sought from the compliance department for all roles of this type. Aviva's conflicts of interest policy sets out the information which must be provided in relation to external directorships.

Where there is any uncertainty as to whether an arrangement falls within the scope of this requirement advice should be sought from Aviva's compliance department.

Compensation. Aviva's compensation arrangements are designed to align performance of individuals to Aviva's strategic goals while creating wealth for clients and shareholders. Aviva's compensation packages consist of base salary, annual bonus, long-term incentive plans (for certain employees and share ownership.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PCJ Investment Counsel Ltd.

Nereo Piticco, Adam Posman, Heiki Altosaar, Jenny Yan and Kevin Kingsley are primarily responsible for the day-to-day management of PCJ's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	0	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$317.2	$0	$82.1
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Under certain circumstances, PCJ may deal in securities transactions where the issuer of the securities or the other party to the transaction is this firm or a party having an ownership or business relationship with PCJ. Since these transactions may create a conflict interest, PCJ's policy is to disclose to clients, certain relevant matters relating to the transactions. PCJ will also comply with any additional procedures as required by UBS AM with respect to the fund.

Important Concepts

"Related party"—a party is related to PCJ if, through the ownership of or direction or control over voting securities, PCJ exercises a controlling influence over that party or that party exercises a controlling influence over PCJ.

"Connected party"—a party is connected to PCJ if, due to indebtedness or certain other relationships, a prospective purchaser of securities of the connected party might question PCJ's independence from that party.

"Associated party"—an associated party is either a related party or another party in a close relationship with PCJ, such as one of the firm's partners, salesmen, directors or officers.

Required Disclosure

PCJ will make certain disclosures where it exercises discretion on behalf of a client with respect to securities issued by a related party or, in the course of an initial distribution, by a connected party. In these situations, the firm must disclose its relationship with the issuer of the securities. PCJ must also make disclosures to clients as to where it knows or should know that, as a result of the firm exercising discretion on a client's behalf, securities will be purchased from or sold to PCJ, an associated party or, in the course of an initial distribution, a connected party.

The following is a list of the time and manner in which these disclosures will be made:

•  Where PCJ buys or sells securities for a client's account, the required disclosure will be contained in the confirmation of trade sent to a particular client.

•  Where PCJ advises clients with respect to the purchase or sale of securities, the disclosure will be made prior to giving the advice.

•  Where PCJ exercises discretion under a client's authority in the purchase or sale of securities, the firm may not exercise that discretion for the types of transactions described above unless specific and informed written consent has been obtained.

Compensation. PCJ's compensation structure is specifically designed to attract, motivate, and retain talented professionals. Most senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner's individual contribution. As responsibility and contribution is increased over time, ownership is also increased.

PCJ offers a competitive benefits package and a flexible, team-oriented work environment. This creates a collegial atmosphere that employees appreciate and reward with their loyalty. The buy-in and buy-out of shares takes place over an extended period of time and partners are not required to put up cash to buy equity. There is no "deferred compensation" as that phrase is understood from an investment banking perspective.

When a partner retires, the value of the retired shares is paid out over an extended period of time, so that there is a clear incentive on the part of the retiring partner to ensure the ongoing health of the investment team and its ability to meet client mandates.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

Kettle Hill Capital Management, LLC

Andrew Kurita is the primary investment professional responsible for the day-to-day management of Kettle Hill's allocated portion of the fund's portfolio. The following table provides information related to other accounts managed by him as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	1
Assets Managed (in millions)	$147	$304	$230
Assets Managed with Performance- Based Advisory Fees (in millions)	$0	$304	$230

Potential conflicts of interest. Kettle Hill is obligated to provide honesty and full disclosure to its clients. Accordingly, Kettle Hill conducts an annual review of its business practices to identify those that might pose a potential conflict of interest between Kettle Hill and its clients, including, but not limited to, business practices regarding personal/proprietary trading, cross trades, corporate opportunities and proxy voting. This includes a review of the relationship of Kettle Hill and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client or affiliate of Kettle Hill or has some other relationship with the Kettle Hill or a client of Kettle Hill. Kettle Hill's Chief Compliance Officer is responsible for ensuring that all relevant disclosure concerning potential conflicts of interest is included in Kettle Hill's Form ADV. Kettle Hill will review existing policies and procedures designed to address such conflicts and will develop and implement additional policies and procedures, as needed.

Compensation. Andrew Kurita, the portfolio manager for Kettle Hill's allocated portion of the fund, participates in the overall revenue of Kettle Hill rather than revenues generated by any one particular account. Kettle Hill has implemented a compensation policy whereby key principals of the firm share in the overall growth and revenue of the business.

Ownership of fund shares. As of July 31, 2020, the portfolio manager did not own shares of the fund.

DLD Asset Management, LP

Mark Friedman and Sudeep Duttaroy are primarily responsible for the day-to-day management of DLD's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by Messrs. Duttaroy and Friedman as of July 31, 2020:

Mark Friedman:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	1	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	2
Assets Managed (in millions)	$0	$2	$55
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$2	$55

Sudeep Duttaroy:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	5
Assets Managed (in millions)	$64	$0	$201
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$201

Potential conflicts of interest. There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the fund's investments and the investments of any other accounts that they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that the firm may have in place that could benefit the fund and/or such other accounts. DLD works to ensure that all clients are treated fairly in the execution of orders and allocation of trades. The firm has established trading policies and procedures, including best execution policies and procedures and policies regarding allocation and aggregation of client trades, designed to limit conflicts of interest between the fund and other accounts managed by DLD and its investment personnel.

Compensation. Compensation for portfolio managers includes an annual fixed base salary and a variable performance-based bonus. Mark Friedman is the majority owner of DLD, which entitles him to a portion of the firm's profits.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own any shares of the fund.

Magnetar Asset Management LLC

Devin Dallaire is primarily responsible for the day-to-day management of Magnetar's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by him as of July 31, 2020:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	5	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$460.04	$1,351.5	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$186.73	$0

Potential conflicts of interest. It is generally Magnetar's policy that investment decisions for all accounts managed by the portfolio manager be made based on a consideration of each client's investment objectives, investment policies and guidelines, and other specific account requirements or restrictions. The portfolio manager may manage accounts with similar or differing investment strategies. The portfolio manager may take positions in other accounts opposite to those taken by the fund. These positions could adversely affect the performance of investments held by the fund.

General conflicts of interest may include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund's ability to take full advantage of the investment opportunity. When Magnetar deems the purchase or sale of a security to be in the best interest of the fund as well as of other accounts managed by a portfolio manager, Magnetar, to the extent permitted by applicable laws and regulations, may aggregate orders of the fund and those other accounts for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Magnetar in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the fund and to such other accounts. When determining allocation among accounts managed by a portfolio manager, Magnetar takes into consideration the different investment mandates and investment strategies applicable to such accounts, current investment positions of such accounts, the relative capitalization and cash availability of such accounts, investment time horizon, leverage ratios and other considerations.

Compensation. The portfolio manager is compensated for his work in managing the fund, as well as for work managing other products managed by Magnetar and/or its affiliates. The portfolio manager receives (a) a base salary and (b) a bonus based on both qualitative and quantitative factors, taking into account individual performance and performance of the fund and other products managed by Magnetar and/or its affiliates, as well as the success of MCP as a whole. In addition, the portfolio manager is eligible for retention incentives or other compensation intended to encourage long-term interest in the success of MCP's business, Magnetar and its clients, which include the fund.

Ownership of fund shares. As of July 31, 2020, the portfolio manager did not own shares of the fund.

Portfolio transactions

Decisions to buy and sell securities for a fund (other than UBS Government Money Market Investments Fund) are made by the fund's subadvisor(s), subject to the overall review of UBS AM and the board of trustees. Decisions to buy and sell securities for UBS Government Money Market Investments Fund are made by UBS AM as that fund's investment advisor, subject to the overall review of the board of trustees. Although investment decisions for a fund are made independently from those of the other accounts managed by its investment advisor, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by its investment advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund.

Transactions on US stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. When no stated commission applies to securities traded in US over-the-counter markets, the prices of those securities often include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to broker-dealers include a broker-dealer's mark-up or mark-down. US government securities generally are purchased from underwriters or broker-dealers, although certain newly issued US government securities may be purchased directly from the US Treasury or from the issuing agency or instrumentality.

During the fiscal years indicated, the funds paid the brokerage commissions set forth below:

	For the fiscal year ended July 31,
Fund	2020	2019	2018
UBS Government Money Market Investments Fund	$0	$0	$0
PACE Mortgage-Backed Securities Fixed Income Investments	666	765	34
PACE Intermediate Fixed Income Investments	1,323	2,078	598
PACE Strategic Fixed Income Investments	13,310	24,325	14,334
PACE Municipal Fixed Income Investments	0	0	0
PACE Global Fixed Income Investments	0	0	0
PACE High Yield Investments	478	1,162	1,175
PACE Large Co Value Equity Investments	767,225	836,872	794,024
PACE Large Co Growth Equity Investments	279,295	280,471	387,903
PACE Small/Medium Co Value Equity Investments	561,815	718,862	553,782
PACE Small/Medium Co Growth Equity Investments	871,316	713,858	642,706
PACE International Equity Investments	461,506	663,915	953,414
PACE International Emerging Markets Equity Investments	533,546	397,762	580,812
PACE Global Real Estate Securities Investments	267,264	207,976	222,339
PACE Alternative Strategies Investments	1,284,619	1,249,479	754,571

The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of the subadvisor and UBS AM, including UBS Financial Services Inc. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair. Specific provisions in the Management and Administration Agreement and Advisory Agreements authorize UBS AM and any of its affiliates that is a member of a national securities exchange, to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

During the fiscal years indicated, the funds paid brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of an investment advisor as follows:

	For the fiscal year ended July 31,
Fund	2020	2019	2018
UBS Government Money Market Investments Fund	$0	$0	$0
PACE Mortgage-Backed Securities Fixed Income Investments	0	0	0
PACE Intermediate Fixed Income Investments	21	0	0
PACE Strategic Fixed Income Investments	0	0	0

	For the fiscal year ended July 31,
Fund	2020	2019	2018
PACE Municipal Fixed Income Investments	$0	$0	$0
PACE Global Fixed Income Investments	0	0	0
PACE High Yield Investments	0	0	0
PACE Large Co Value Equity Investments	0	0	0
PACE Large Co Growth Equity Investments	0	0	85
PACE Small/Medium Co Value Equity Investments	22,793	7,397	7,230
PACE Small/Medium Co Growth Equity Investments	1,090	855	0
PACE International Equity Investments	0	0	17,047
PACE International Emerging Markets Equity Investments	3,686	3,699	10,034
PACE Global Real Estate Securities Investments	4,195	11,837	119
PACE Alternative Strategies Investments	0	21,975	12,465

More information about brokerage commissions paid to affiliates of UBS Financial Services Inc. or a brokerage affiliate of an investment advisor during the fiscal year ended July 31, 2020 is set forth below:

PACE Intermediate Fixed Income Investments paid $21 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 1.59% of the total brokerage commissions paid by the fund during the fiscal year and 0.89% of the dollar amount of transactions involving the payment of brokerage commissions.

PACE Small/Medium Co Value Equity Investment paid $22,697 in brokerage commissions to UBS Securities LLC and $96 to UBS Securities Canada. These brokerage commissions represented 4.04% and 0.02% of the total brokerage commissions paid by the fund during the fiscal year and 11.30% and 0.01% of the dollar amount of transactions involving the payment of brokerage commissions.

PACE Small/Medium Co Growth Equity Investment paid $1,090 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.13% of the total brokerage commissions paid by the fund during the fiscal year and 0.51% of the dollar amount of transactions involving the payment of brokerage commissions.

PACE International Emerging Markets Equity Investments paid $1,484 in brokerage commissions to UBS AG, $328 to UBS Securities Asia, and $1,874 to UBS Securities PTE Ltd. These brokerage commissions represented 0.28%, 0.06% and 0.35% respectively, of the total brokerage commissions paid by the fund during the fiscal year and 0.14%, 0.02% and 0.16%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.

PACE Global Real Estate Investments paid $1,753 in brokerage commissions to UBS AG and $2,442 to UBS Securities Asia LTD. These brokerage commissions represented 0.66% and 0.91%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 1.18% and 0.49%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.

Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of affiliates of UBS AM and the subadvisor, are similar to those in effect with respect to brokerage transactions in securities.

In selecting brokers for a fund, its investment advisor will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, UBS AM or the applicable subadvisor may cause a fund to purchase and sell portfolio securities through brokers that provide UBS AM or the subadvisor with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that UBS AM or the subadvisor, as applicable, determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of UBS AM or the subadvisor to that fund and its other clients.

Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

For the fiscal year ended July 31, 2020, the funds directed portfolio transactions to brokers chosen because they provide research and analysis as indicated below, for which the funds paid the following in brokerage commissions:

Fund	Amount of portfolio transactions	Brokerage commissions paid
UBS Government Money Market Investments Fund	$0	$0
PACE Mortgage-Backed Securities Fixed Income Investments	$0	$0
PACE Intermediate Fixed Income Investments.	$368,552	$16,966
PACE Strategic Fixed Income Investments	$6,184,271	$7,282
PACE Municipal Fixed Income Investments	$0	$0
PACE Global Fixed Income Investments	$0	$0
PACE High Yield Investments	$0	$0
PACE Large Co Value Equity Investments	$1,164,052,558	$579,259
PACE Large Co Growth Equity Investments	$298,204,309	$90,138
PACE Small/Medium Co Value Equity Investments	$309,358,380	$371,546
PACE Small/Medium Co Growth Equity Investments	$279,285,017	$281,563
PACE International Equity Investments	$693,384,953	$345,617
PACE International Emerging Markets Equity Investments	$322,807,263	$269,780
PACE Global Real Estate Securities Investments	$142,050,046	$145,970
PACE Alternative Strategies Investments	$467,384,390	$382,376

For purchases or sales with broker-dealer firms that act as principal, UBS AM or a fund's subadvisor seeks best execution. Although UBS AM or a fund's subadvisor may receive certain research or execution services in connection with the transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing broker. UBS AM or a fund's subadvisor may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the research efforts of UBS AM and a fund's subadvisor and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by UBS AM or the fund's subadvisor in advising other funds or accounts and, conversely, research services furnished to UBS AM or a fund's subadvisor by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising a fund.

UBS AM and the applicable subadvisor may, subject to best execution, allocate brokerage transactions to Cowen and Company ("Cowen"). Cowen has entered into arrangements with UBS AM on behalf of each fund pursuant to which Cowen has agreed to rebate a portion of the brokerage commissions or spread paid by the fund with respect to brokerage transactions executed through Cowen or another brokerage firm that participates in Cowen's trading network. These rebates will be paid directly to the fund.

Investment decisions for a fund and for other investment accounts managed by UBS AM or the applicable subadvisor are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

The funds will not purchase securities that are offered in underwritings in which an affiliate of the subadvisor or UBS AM is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that no affiliate of the subadvisor or UBS AM participate in or benefit from the sale to the funds.

As of July 31, 2020, the funds owned securities issued by their regular broker-dealers or certain entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Issuer	Value
Citigroup, Inc.	$48,000
Citigroup Commercial Mortgage Trust	3,459,383
Credit Suisse	184,000
JPMorgan Chase & Co.	334,000
JPMorgan Mortgage Acquisition Corp.	10,649
JPMorgan Mortgage Acquisition Trust	199,397
JPMorgan Mortgage Trust	4,302,795
JPMorgan Alternative Loan Trust	687,045
Morgan Stanley	10,000
Morgan Stanley	699,000
Morgan Stanley ABS Capital I, Inc.	116,343
Morgan Stanley Mortgage Loan Trust	27,217
Morgan Stanley Re-REMIC Trust	150,010
Morgan Stanley Re-REMIC Trust	82,390

PACE Intermediate Fixed Income

Issuer	Value
Barclays PLC	$309,078
Barclays PLC	409,949
Citibank Credit Card Issuance Trust	272,797
Citibank NA	253,666
Citigroup Inc	14,605
Citigroup Inc	34,935
Citigroup Inc	46,722
Citigroup Inc	65,348
Citigroup Inc	141,831
Citigroup Inc	149,814
Citigroup Inc	161,908
Citigroup Inc	211,710
Citigroup Inc	224,680
Citigroup Inc	645,827
Citigroup Inc	728,779
Credit Suisse Group AG	262,669
Credit Suisse Group AG	278,661
Credit Suisse Group AG	304,013
CREDIT SUISSE MORTGAGE TRUST CSMC 2020 NET A 144A	394,490
Credit Suisse Seasoned Loan Trust 2006-1	47,352
Goldman Sachs Group Inc/The	10,912
Goldman Sachs Group Inc/The	21,898
Goldman Sachs Group Inc/The	23,427
Goldman Sachs Group Inc/The	44,432
Goldman Sachs Group Inc/The	65,189
Goldman Sachs Group Inc/The	82,092
Goldman Sachs Group Inc/The	82,456
Goldman Sachs Group Inc/The	101,210
Goldman Sachs Group Inc/The	155,175
Goldman Sachs Group Inc/The	202,520
Goldman Sachs Group Inc/The	269,092
Goldman Sachs Group Inc/The	305,225
Goldman Sachs Group Inc/The	456,887
Goldman Sachs Group Inc/The	475,299
Goldman Sachs Group Inc/The	725,648
GS Mortgage Securities Corp Trust 2019-SOHO	332,095
GS Mortgage Securities Trust 2017-GS7	371,508
JP Morgan Chase Commercial Mortgage Securities Corp	126,186

Issuer	Value
JP Morgan Chase Commercial Mortgage Securities Trust 2015-JP1	$903,464
JP Morgan Mortgage Trust	372,340
JP Morgan Mortgage Trust 2017-1	371,208
JP Morgan Mortgage Trust 2017-2	299,530
JP Morgan Mortgage Trust 2019-7	146,467
JP Morgan Mortgage Trust 2019-LTV3	415,748
JPMorgan Chase & Co	10,109
JPMorgan Chase & Co	18,204
JPMorgan Chase & Co	75,421
JPMorgan Chase & Co	81,548
JPMorgan Chase & Co	93,465
JPMorgan Chase & Co	97,055
JPMorgan Chase & Co	120,227
JPMorgan Chase & Co	137,078
JPMorgan Chase & Co	145,143
JPMorgan Chase & Co	146,045
JPMorgan Chase & Co	152,282
JPMorgan Chase & Co	173,001
JPMorgan Chase & Co	220,912
JPMorgan Chase & Co	221,039
JPMorgan Chase & Co	239,342
JPMorgan Chase & Co	359,267
JPMorgan Chase & Co	359,525
JPMorgan Chase & Co	402,136
JPMorgan Chase & Co	524,199
JPMorgan Chase & Co	1,030,842
JPMorgan Chase & Co	1,440,981
Morgan Stanley	33,904
Morgan Stanley	131,840
Morgan Stanley	238,755
Morgan Stanley	335,212
Morgan Stanley	598,722
Morgan Stanley	1,114,911
Morgan Stanley Capital I Trust 2014-CPT	198,356
Morgan Stanley Capital I Trust 2014-MP	586,700
Morgan Stanley Capital I Trust 2015-MS1	574,630
Morgan Stanley Capital I Trust 2019-NUGS	236,422

PACE Strategic Fixed Income Investments

Issuer	Value
Barclays PLC	$2,009,472
Barclays PLC	602,943
Barclays PLC	1,159,754
Barclays PLC	1,187,789
Barclays PLC	1,318,978
Barclays PLC	1,758,631
Citigroup Commercial Mortgage Trust	158,285
Citigroup Mortgage Loan Trust, Inc.	3,218
Citigroup Mortgage Loan Trust, Inc.	19,360
Citigroup Mortgage Loan Trust, Inc.	95,758
Citigroup Mortgage Loan Trust, Inc.	245,710
Citigroup, Inc.	358,558
Citigroup, Inc.	9,000
Citigroup, Inc.	50,635
Citigroup, Inc.	76,688
Citigroup, Inc.	89,223
Citigroup, Inc.	315,546
Citigroup, Inc.	411,000
Citigroup, Inc.	863,047
Citigroup, Inc.	1,112,253
Credit Suisse Group AG	559,375
Credit Suisse Group AG	1,604,951
Credit Suisse Group AG	432,137
Credit Suisse Group AG	767,375
Credit Suisse Group AG	852,000
Credit Suisse Group AG	1,736,302
Credit Suisse Group Funding Guernsey Ltd.	2,019,417
Goldman Sachs Group, Inc./The	741,326
Goldman Sachs Group, Inc./The	39,120
Goldman Sachs Group, Inc./The	46,171
Goldman Sachs Group, Inc./The	111,025
Goldman Sachs Group, Inc./The	542,957
Goldman Sachs Group, Inc./The	555,490
JPMorgan Chase & Co.	1,745,275
JPMorgan Chase & Co.	97,500
JPMorgan Chase & Co.	95,594
JPMorgan Chase & Co.	39,672
JPMorgan Chase & Co.	235,601

Issuer	Value
JPMorgan Chase & Co.	$437,872
JPMorgan Chase & Co.	474,018
JPMorgan Chase & Co.	532,753
JPMorgan Chase & Co.	695,480
JPMorgan Chase & Co.	764,231
JPMorgan Chase & Co.	1,350,048
JPMorgan Chase Commercial Mortgage Securities Trust	1,459,857
JPMorgan Chase Commercial Mortgage Securities Trust	1,452,494
JPMorgan Mortgage Acquisition Corp.	2,356,198
JPMorgan Mortgage Acquisition Trust	42,388
JPMorgan Mortgage Acquisition Trust	1,373,249
JPMorgan Mortgage Trust	461,922
JPMorgan Mortgage Trust	206,754
Morgan Stanley	374,248
Morgan Stanley	425,000
Morgan Stanley	1,519,351
Morgan Stanley	197,000
Morgan Stanley	246,000
Morgan Stanley	419,000
Morgan Stanley ABS Capital I, Inc. Trust	173,080
Morgan Stanley Capital I Trust	1,832,640
Morgan Stanley Dean Witter Capital I, Inc. Trust	435,498
Morgan Stanley GMTN	591,032
Morgan Stanley MTN	222,182

PACE Global Fixed Income Investments

Issuer	Value
CITIGROUP COMMERCIAL MORTGAGE CGCMT 2017 P7 A4	$919,310
Citigroup Inc	324,073
Citigroup Inc	3,734,659
Citigroup Inc	357,165
Citigroup Inc	1,195,572
Citigroup Inc	775,241
Morgan Stanley	16,344
Morgan Stanley	654,852
Morgan Stanley	1,070,482
Morgan Stanley	247,674
Morgan Stanley	865,798

PACE High Yield Investments

Issuer	Value
Barclays PLC	$1,402,213
Citigroup, Inc.	635,865
Credit Suisse Group AG	426,000
Goldman Sachs Group, Inc./The	439,449
JPMorgan Chase & Co.	636,435

PACE Large Co Value Equity Investments

Issuer	Value
Citigroup	$10,426,885
Goldman Sachs Group, Inc./The	4,227,040
JPMorgan Chase & Co.	16,072,392
Morgan Stanley	6,235,475

PACE Large Co Growth Equity Investments

Issuer	Value
Morgan Stanley	$2,062,980

PACE Small/Medium Co Growth Equity Investments

Issuer	Value
Cowen Inc.	$604,614

PACE International Equity Investments

Issuer	Value
Barclays PLC	$165,649
HSBC Holdings PLC	282,791

PACE Alternative Strategies Investments

Issuer	Value
JPMorgan Chase & Co.	$1,982,280

Portfolio turnover. UBS Government Money Market Investments Fund may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the fund. None of the funds will consider the portfolio turnover rate as a limiting factor in making investment decisions.

Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a fund's shares as well as by requirements that enable the fund to receive favorable tax treatment. Each fund's portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities were one year or less at the time of acquisition) by the monthly average value of the securities in the fund's portfolio during the year.

The following table sets forth the portfolio turnover rates for each fund:

Portfolio turnover rates

Fund	Fiscal year ended July 31, 2020	Fiscal year ended July 31, 2019
UBS Government Money Market Investments Fund	N/A	N/A
PACE Mortgage-Backed Securities Fixed Income Investments	765%	905%
PACE Intermediate Fixed Income Investments	403	511
PACE Strategic Fixed Income Investments	248	308
PACE Municipal Fixed Income Investments	10	21
PACE Global Fixed Income Investments	136	54
PACE High Yield Investments	82	62
PACE Large Co Value Equity Investments	72	81
PACE Large Co Growth Equity Investments	42	34
PACE Small/Medium Co Value Equity Investments	59	68
PACE Small/Medium Co Growth Equity Investments	89	135
PACE International Equity Investments	32	46
PACE International Emerging Markets Equity Investments	79	52
PACE Global Real Estate Securities Investments	111	68
PACE Alternative Strategies Investments	491	447

Reduced sales charges, additional purchase, exchange and redemption information and other services

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's financial advisor and UBS AM, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with shares purchased by UBS AM or any affiliate on behalf of a discretionary advisory client;

•  Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent, BNY Mellon, of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also may be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances. See "Taxes" below.

Payments by UBS AM—Class Y shares. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Prior to May 25, 2010, UBS AM (US), the principal underwriter of the funds, made payments out of its own resources to certain affiliated broker-dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated broker-dealers. These broker-dealers may continue to receive such payments after May 25, 2010 in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

Additional exchange and redemption information. As discussed in the prospectus, eligible shares of a fund may be exchanged for shares of the corresponding class of other Family Funds ("Family Funds" include the PACE Select funds, the UBS Funds, and other funds for which UBS AM (US) serves as principal underwriter). Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions. Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. As of the date of this SAI, each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 30-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

Investors redeeming Class P shares on certain brokerage platforms may be subject to commissions or other fees.

Financial institutions. A fund may authorize financial institutions or their delegates or agents to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. A fund will be deemed to have received these purchase and redemption orders when an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their delegates or agents. Financial Institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class P shares. UBS AM or your financial advisor may offer an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the funds' Class A shares. For Class P shares, an automatic investment plan is available to certain shareholders who may authorize UBS Financial Services Inc. to place a purchase order each month or quarter for fund shares in an amount not less than $250 per month or quarter. If you are no longer a participant in the PACESM Select Advisors Program (or certain other advisory programs), you may not buy additional Class P shares of the funds through the PACESM Select Advisors Program (except through dividend reinvestments) unless your financial intermediary has an agreement with the funds' distributor to offer Class P shares on its brokerage platform.

For Class P shareholders, the purchase price is paid automatically from cash held in the shareholder's UBS Financial Services Inc. brokerage account through the automatic redemption of the shareholder's shares of a UBS Financial Services Inc. money market fund or from another source or through the liquidation of other securities held in the investor's UBS Financial Services Inc. brokerage account. If the PACE Program assets are held in a UBS Financial Services Inc. Resource Management Account® ("RMA® ") account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. For participants in the PACESM Multi Advisor Program, amounts invested through the automatic investment plan will be invested in accordance with the participant's benchmark allocation. If sufficient funds are not available in the participant's account on the trade date to purchase the full amount specified by the participant, no purchase will be made.

In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases.

Automatic redemption plan—Class P shares. Investors in Class P shares who are participating in the PACESM Select Advisors Program may have UBS Financial Services Inc. redeem a portion of their shares in the PACE Program monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $250 per month or quarter or an amount as determined by UBS AG. Purchases of additional shares of a fund concurrent with redemption are ordinarily disadvantageous to shareholders because of potential tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their Financial Advisors at UBS Financial Services Inc.

Automatic cash withdrawal plan—Class A shares. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds accounts.

Minimum balances and withdrawals for Class A shares are as follows:

•  Minimum value of fund shares is $5,000.

•  Minimum withdrawals of $100.

Withdrawals under the automatic cash withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

An investor's participation in the automatic cash withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your financial advisor will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your financial advisor or BNY Mellon Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their financial advisor or BNY Mellon at 1-800-647 1568.

Individual retirement accounts. Self-directed IRAs may be available through your financial advisor through which investments may be made in shares of the funds, as well as in other investments. The minimum initial investment in this IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Valuation of shares

Each fund generally determines its net asset value per share separately for each class of shares as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday when the NYSE is open. Prices will generally be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

All funds except UBS Government Money Market Investments Fund. Each fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by a fund's investment advisor. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Securities and instruments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain securities or investments in which the funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities or investments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or investments as of 4:00 p.m., Eastern time.

Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

UBS Government Money Market Investments Fund. UBS Government Money Market Investments Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share for UBS Government Money Market Investments Fund, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. In addition, if the board determines that UBS Government Money Market Investments Fund can no longer maintain a constant net asset value of $1.00 per share, the fund may, as part of converting to a market-based net asset value, take steps to: (i) temporarily suspend the offering of fund shares; and (ii) delay the payment of redemption proceeds for up to seven days, as permitted by the Investment Company Act. UBS Government Money Market Investments Fund will maintain a dollar weighted average portfolio maturity of 60 days or less and a dollar-weighted average life for its portfolio of 120 days or less, and will not purchase any instrument with a remaining maturity greater than 397 calendar days (as calculated under Rule 2a-7), except that securities subject to repurchase agreements may have maturities in excess of 397 calendar days. UBS Government Money Market Investments Fund will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality under Rule 2a-7 and that UBS AM, acting pursuant to the Procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

Taxes

Sale or exchange of fund shares. A shareholder's sale (redemption) of fund shares (including redemptions in kind) will generally result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. An exchange of a fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Assuming that UBS Government Money Market Investments Fund consistently maintains a stable NAV of $1.00 per share, then a shareholder will not recognize taxable gain or loss when selling or redeeming shares of the fund. However, with respect to any gain or loss recognized on the sale or exchange of shares of the fund, shareholders may be permitted to adopt a simplified "NAV method" of accounting to account for any such gain or loss. If a shareholder elects to adopt the simplified "NAV method" of accounting, rather than compute gain or loss on every taxable sale or other disposition of shares of the fund as described above, such shareholder would determine gain or loss based on the change in the aggregate value of fund shares during a computation period (such as a taxable year), reduced by net investment (i.e., purchases minus sales) in the fund shares during the computation period. Under the simplified "NAV method," any resulting capital gain or loss would be reportable on a net basis and would generally be treated as a short-term capital gain or loss. Shareholders should consult with their tax advisors about the consequences of adopting the simplified "NAV method" of accounting in their particular circumstances.

The funds are generally required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the funds' default method of average cost, unless you instruct the funds to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

Special rule for Class A shareholders. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another Family Fund before January 31 of the calendar year following the calendar year in which the original Class A shares were sold without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would generally be increased, or any loss would generally be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the Family Funds shares subsequently acquired.

Qualification as a regulated investment company. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. To so qualify, a fund must distribute to its shareholders for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and, for some funds, net gain from certain foreign currency transactions) and 90% of any net interest income excludable from gross income under section 103(a) of the Code. In addition to this requirement ("Distribution Requirement"), each fund must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, income from certain publicly traded partnerships, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer or in two or more controlled issuers in the same or similar or related trades or businesses or in the securities of certain publicly traded partnerships.

To the extent that PACE Alternative Strategies Investments derives gross income from certain derivatives related to commodities or commodities indices, such income is generally expected to not satisfy the Income Requirement for RICs discussed above. This will limit the fund's ability to engage in such investments and could possibly affect the fund's ability to qualify as a RIC.

PACE Alternative Strategies Investments (and certain other funds) may also invest in foreign currencies and/or derivatives on foreign currencies. The US Treasury has regulatory authority to exclude from qualifying income foreign currency gains that are not directly related to a company's principal business of investing in stocks or securities. The issuance of such regulations could therefore limit a fund's ability to engage in transactions in foreign currencies and derivatives in foreign currencies that are not related to other investments. Although it is anticipated that any such regulations would be applied on a prospective basis, it is possible that any issued regulations could be applied retroactively. In such an event, it is also possible that the issuance of any such regulations on a retroactive basis could cause PACE Alternative Strategies Investments (and certain other funds) to not qualify as a RIC for prior periods.

By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the amount of its investment company taxable income and net capital gain that it distributes to shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" (as described below under "Taxes—Information about PACE Municipal Fixed Income Investments") and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that would generally be taxed as ordinary income) to the extent of the fund's current or accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Other information. Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

Distributions of net investment income received by a fund from investments in debt securities and any net realized short-term capital gains distributed by a fund will be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations held by PACE Municipal Fixed Income Investments) and will not be eligible for the dividends-received deduction for corporations.

Each fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the funds expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of UBS Government Money Market Investments Fund, that fund will not typically derive net long-term capital gains.

A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of a fund that invests in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations if both the funds and the corporation satisfy certain holding period requirements. The eligible portion for a fund may not exceed the aggregate qualifying dividends it receives from US corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

The maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The rate reductions do not apply to corporate taxpayers or a foreign shareholder. Each fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions derived from interest income will generally not qualify for the lower rates. Because many companies in which certain funds invest do not pay significant dividends on their stock, such funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution. Distributions are taxable to shareholders even if they are paid from income or gain earned by the fund before their investment (and thus were included in the price they paid for their fund shares).

Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of all of its ordinary income (taking into account certain deferrals and elections) for the calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and US possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Certain of the funds may possibly derive "excess inclusion income" from any investments in REMIC residual interests or in certain REITs that have excess inclusion income. In such a case, it is possible that the fund would be taxable on a portion of such income and amounts allocable to tax-exempt shareholders would constitute unrelated business taxable income. Further, distributions of such amounts to non-US shareholders would not be eligible for any reduced withholding rates under a tax treaty.

International funds. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign taxes it paid. PACE International Equity Investments and PACE International Emerging Markets Equity Investments are the only funds that are likely to satisfy this requirement. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or US possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The amount of the foreign tax credit that is available may be limited if the shareholder does not satisfy certain holding period requirements or to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends." A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and US possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Passive foreign investment companies. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax or income tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net marked to market gains with respect to that stock included by the fund for prior taxable years under the election. A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

Hedging transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement provided, however, that the US Treasury has regulatory authority to exclude certain foreign currency gains from qualifying income.

Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked to market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, the fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

Constructive sales. If a fund has an "appreciated financial position"—generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original issue discount and market discount. A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities.

Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax or income tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Other taxation. The foregoing discussion relates only to US Federal income tax law as applicable to US persons as determined under the Code. Distributions by a fund and dispositions of fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the US Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of US Federal, state and local taxation. Shareholders who are not US persons should consult their tax advisers regarding US and foreign tax consequences of ownership of shares of the funds, including the likelihood that distributions to them would be subject to withholding of US Federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility that they may be subject to US estate tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

Under the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as "FIRPTA gain." If PACE Global Real Estate Securities Investments or any other fund is a "U.S. real property holding corporation" and is not domestically controlled, any gain realized on the sale or exchange of fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of fund shares would be FIRPTA gain. A fund is a "U.S. real property holding corporation" if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity" (which includes a RIC if, in general, more than 50% of the RIC's assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the fund's shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax if you are a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of a fund's shares, fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will generally be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

The funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.

Potential pass-through of tax credits. If a fund invests in Build America Bonds, created by the ARRA, or any other qualified tax credit bonds, the investment will result in taxable income to such fund. The applicable fund may elect to pass through to shareholders the applicable interest income and any available tax credits, in which case shareholders will be required to report both the interest income and tax credits as taxable income. Shareholders may be able to claim the tax credits on their federal income tax returns against their income tax, including alternative minimum tax liability. However, such tax credits are generally not refundable. There is no assurance that a fund will elect to pass through any such income and credits.

Pursuant to ARRA, the issuance of new Build America Bonds ceased on December 31, 2010. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Information about PACE Municipal Fixed Income Investments. Dividends paid by PACE Municipal Fixed Income Investments will generally qualify as "exempt-interest dividends," and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the fund intends to continue to satisfy this requirement. However, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain "private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. The aggregate dividends reported as exempt-interest dividends for any year by the fund may not exceed its net tax-exempt income for the year. Shareholders' treatment of dividends from the fund under foreign, state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisors concerning this matter.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisors before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the fund still would be exempt from regular federal income taxes to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

If fund shares are sold at a loss after being held for six months or less, the loss may be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

If the fund invests in instruments that generate taxable interest income, under the circumstances described in the prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to such taxable interest income will be taxable to the fund's shareholders as ordinary income to the extent of its current and accumulated earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the fund generally is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.

The fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Information about UBS Government Money Market Investments Fund. Dividends paid by the UBS Government Money Market Investments Fund will not qualify as "exempt-interest dividends," and will not be excludable from gross income by its shareholders, because the fund will not invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.

Backup withholding. Each fund is required to withhold at a rate which is currently 24% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other shareholders who do not provide the fund or UBS AM or the applicable broker-dealer with a correct taxpayer identification number that is certified under penalties of perjury. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding or who fail to certify that they are not subject to backup withholding.

Conclusion. The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

Potential conflicts of interest

Activities of UBS Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Asset Management"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Asset Management is a large asset management firm with approximately $980 billion in assets under management worldwide as of September 30, 2020.1 UBS Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multiasset strategies. UBS Asset Management has around 3,500 employees (which include around 1,250 employees from other areas of UBS who are aligned with or provide support functions for UBS Asset Management—such as information technology, legal and compliance support ) located in 22 countries. UBS Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the funds. This section sets forth considerations of which investors in the funds should be aware, and which may cause conflicts of interest on the part of UBS and UBS Asset Management that could disadvantage the funds. To address these potential conflicts, UBS and UBS Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Asset Management's and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of fund shares, and the allocation of investment opportunities and selection of subadvisors

UBS' other activities may have an impact on the funds. UBS Asset Management makes decisions for the funds in accordance with its obligations as investment manager of the funds. Also, UBS AM selects subadvisors for the funds (except for UBS Government Money Market Investments Fund), subject to the approval of the Trust's board, and reviews the performance of those subadvisors. However, UBS' other activities may, at the same time, have a negative impact on the funds or present potential conflicts of interest with respect to hiring, terminating or replacing investment subadvisors to the funds. As a result of the various activities and interests of UBS, it is likely that the funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking

1 UBS AM managed approximately $226 billion as of September 30, 2020.

or other services. It is also likely that the funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests. In addition, UBS may also provide a variety of products and services to the funds' subadvisors, and therefore UBS may receive various forms of compensation, commissions, payments, rebates, renumeration or other benefits from those subadvisors. UBS AM makes investment decisions with respect to the subadvisors consistent with its fiduciary duties and the investment strategies described in the funds' prospectuses.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Asset Management, might cause UBS Asset Management to seek to dispose of, retain or increase interests in investments held by UBS Government Money Market Investments Fund or acquire certain positions on behalf of a fund or make certain decisions with respect to selecting subadvisors for the other funds. UBS will be under no duty to make any such information available to the funds or personnel of UBS Asset Management making investment decisions on behalf of UBS Government Money Market Investments Fund or decisions with respect to the selection of advisors with respect to the funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS AM decisions on behalf of UBS Government Money Market Investments Fund or decisions with respect to the selection of advisors with respect to the other funds will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with each fund's investment objective and subject to compliance with applicable law, UBS Asset Management may purchase securities for the funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Asset Management may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Asset Management will be current investors in companies engaged in an offering of securities which UBS Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Asset Management's affiliates acting as a selling shareholder. A fund also may participate in structured fixed income offerings of securities in which a related person of UBS Asset Management may serve as trustee, depositor, originator, service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the funds. UBS Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the funds, subject to UBS Asset Management's internal policies and procedures. The source of such payments may come from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Investment management, administration and principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the funds, or who engage in transactions with or for the funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the funds may receive fees from UBS or the funds in connection with the distribution of shares in the funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the funds or that may recommend investments in the funds. In addition, UBS, including UBS Asset Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the funds or other dealings with the funds that create incentives for them to promote the funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Asset Management may make payments to authorized broker-dealers and other financial intermediaries ("Intermediaries") from time to time to promote the funds. The additional payments by UBS Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by the funds. Payments made by UBS Asset Management may vary between different Intermediaries. Please read the section entitled "Investment management, administration and principal underwriting arrangements" and "Reduced sales charges; additional purchase, exchange and redemption information; and other services" for more information.

Potential conflicts relating to the allocation of investment opportunities among UBS Government Money Market Investments Fund and other UBS accounts. UBS Asset Management manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to UBS Government Money Market Investments Fund, UBS Asset Management may follow a strategy that is expected to be similar over time to that utilized by the Separate Accounts. The fund and the Separate Account clients are subject to independent manage-

ment and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the fund invests.

Other potential conflicts relating to the management of the funds by UBS Asset Management

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Asset Management's policies and procedures regarding information barriers, UBS Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of UBS Government Money Market Investments Fund, UBS Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Asset Management or its affiliates (including UBS). UBS Asset Management will not be under any obligation, however, to effect transactions on behalf of the fund in accordance with such analysis and models. In addition, neither UBS Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the fund and it is not anticipated that UBS Asset Management will have access to such information for the purpose of managing the fund. The proprietary activities or portfolio strategies of UBS Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Asset Management, and have adverse effects on the fund.

Potential conflicts relating to UBS' and UBS Asset Management's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the funds. UBS and one or more Client Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. For example, a fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the fund and such increase in price would be to the fund's detriment. Conversely, a fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the fund holds. Conflicts may also arise because portfolio decisions regarding the fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the funds. To reduce the possibility that the funds will be materially adversely affected by the personal or proprietary trading described above, the funds, UBS and UBS Asset Management, have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the funds' portfolio transactions.

UBS Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Asset Management's affiliates may effect transactions for funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the funds, UBS and UBS Asset Management. To reduce the appearance of impropriety and the possibility that the funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Asset Management.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

While UBS Asset Management selects brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS Asset Management has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. UBS Asset Management's arrangements for the receipt of research services from brokers may create conflicts of interest, in that UBS Asset Management has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because UBS Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling its overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Asset Management may receive a variety of research services and information on many topics, which UBS Asset Management can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by UBS Asset Management's Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to UBS Asset Management's research efforts and, when utilized, are subject to internal analysis before being incorporated into UBS Asset Management's investment process. As a practical matter, it would not be possible for UBS Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the funds may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information.

For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the funds wish to purchase or sell. The larger UBS Asset Management's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Asset Management on behalf of UBS Government Money Market Investments Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Asset Management on behalf of UBS Government Money Market Investments Fund may limit purchases, sell existing investments, or otherwise restrict or lim-

it the exercise of rights (including voting rights) when UBS Asset Management, in its sole discretion, deems it appropriate.

UBS Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities, currencies and instruments as the funds. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the funds invest, which could have an adverse impact on the funds' performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the funds' transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds. UBS Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the funds.

The results of the funds' investment activities may differ significantly from the results achieved by UBS Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the funds. Moreover, it is possible that a fund will sustain losses during periods in which UBS Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the funds' activities may also be restricted because of regulatory restrictions applicable to UBS Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the funds. Additionally, the funds or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the funds should be aware.

UBS Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of UBS Government Money Market Investments Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the fund, and such party may have no incentive to assure that the fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the fund may enhance the profitability of UBS Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the funds invest or which may be based on the performance of the funds. The funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Asset Management or its affiliates where such other clients have interests adverse to those of the funds. At times, these activities may cause UBS Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the funds. To the extent affiliated transactions are permitted, the funds will deal with UBS Asset Management, UBS and its affiliates on an arms-length basis. UBS AM or UBS may also have an ownership interest in certain trading or information systems used by the funds. The funds' use of such trading or information systems may enhance the profitability of UBS Asset Management and its affiliates.

It is also possible that, from time to time, UBS Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the funds. Increasing the funds' assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the funds' expense ratio. UBS Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the funds acquired for their own accounts. A large redemption of shares of the funds by UBS Asset Management or its affiliates could significantly reduce the asset size of the funds, which might have an adverse effect on the funds' investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Asset Management will consider the effect of redemptions on the funds and other shareholders in deciding whether and when to redeem its shares.

It is possible that the funds may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The funds also may invest in securities of companies to which UBS Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the funds and the interests of other UBS Asset Management or UBS clients. In making investment decisions for UBS Government Money Market Investments Fund, UBS Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Asset Management in the course of these activities. In addition, from time to time, UBS' activities may limit the funds' flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the funds.

Present and future activities of UBS Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS AM may buy for UBS Government Money Market Investments Fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the fund. For example, the fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Asset Management) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS AM will make proxy voting decisions as it believes appropriate and in accordance with UBS AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM with respect to the funds' portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies and procedures."

As a registered investment adviser under the Advisers Act, UBS AM is required to file a Form ADV with the SEC. Form ADV Part 2 contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM. A copy of UBS AM's Form ADV Parts 1 and 2 is available on the SEC's website (www.adviserinfo.sec.gov).

Other information

Delaware statutory trust. The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation's shareholders, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the Trust's trust instrument disclaims shareholder liability for acts or obligations of the Trust or the funds. The trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that UBS AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Classes of shares. Each fund (other than UBS Government Money Market Investments Fund and PACE Global Real Estate Securities Investments) consists of Class A, Class P and Class Y shares. UBS Government Money Market Investments Fund consists of Class P shares. PACE Global Real Estate Securities Investments consists of Class A and Class P shares. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class P and Class Y shares will differ.

Voting rights. Shareholders of each fund are entitled to a number of votes as to any matter on which the shareholder is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollar determined at the close of business on the record date (except as otherwise provided in the trust instrument). Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the trustees of the Trust. The shares of all funds and classes will be voted together in the aggregate and not by individual funds, except (a) when required by the Investment Company Act to be voted by individual funds or classes, or (b) when the trustees have determined that the matter affects only the interests of shareholders of one or more funds or classes, or as deemed appropriate in their discretion.

The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the voting power of the shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of 10% of the voting power of the shares of the Trust.

Class-specific expenses. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class A shares bear higher transfer agency fees per shareholder account than those borne by Class P or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Prior names. Prior to November 27, 2019, UBS Government Money Market Investments Fund was known as "PACE Government Money Market Investments." Prior to December 1, 2016, PACE Global Fixed Income Investments was known as "PACE International Fixed Income Investments." Prior to November 28, 2015, PACE Government Money Market Investments was known as "PACE Money Market Investments." Prior to March 31, 2014, PACE Mortgage-Backed Securities Fixed Income Investments was known as "PACE Government Securities Fixed Income Investments." Prior to November 22, 2010, the Trust was known as "UBS PACE Select Advisors Trust" and the funds were known as "UBS PACE Money Market Investments," "UBS PACE Government Securities Fixed Income Investments," "UBS PACE Intermediate Fixed Income Investments," "UBS PACE Strategic Fixed Income Investments," "UBS PACE Municipal Fixed Income Investments," "UBS PACE Global Fixed Income Investments," "UBS PACE High Yield Investments," "UBS PACE Large Co Value Equity Investments," "UBS PACE Large Co Growth Equity Investments," "UBS PACE Small/Medium Co Value Equity Investments," "UBS PACE Small/Medium Co Growth Equity Investments," "UBS PACE International Equity Investments," "UBS PACE International Emerging Markets Equity Investments," "UBS PACE Global Real Estate Securities Investments," and "UBS PACE Alternative Strategies Investments." Prior to April 8, 2002, the Trust was known as "PaineWebber PACE Select Advisors Trust" and the funds were known as "PACE Money Market Investments," "PACE Government Securities Fixed Income Investments," "PACE Intermediate Fixed Income Investments," "PACE Strategic Fixed Income Investments," "PACE Municipal Fixed Income Investments," "PACE Global Fixed Income Investments," "PACE Large Company Value Equity Investments," "PACE Large Company Growth Equity Investments," "PACE Small/Medium Company Value Equity Investments," "PACE Small/Medium Company Growth Equity Investments," "PACE International Equity Investments," and "PACE International Emerging Markets Equity Investments." Prior to December 1, 1997, the Trust was known as "Managed Accounts Services Portfolio Trust."

Custodian, accounting agent and recordkeeping agent; transfer and dividend agent. State Street, located at One Lincoln Street, Boston, MA 02111, serves as custodian, accounting agent and recordkeeping agent for each fund and employs foreign sub-custodians in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. BNY Mellon serves as each fund's transfer and dividend disbursing agent. BNY Mellon is located at 400 Bellevue Parkway, Wilmington, DE 19809.

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon and is compensated for the services by BNY Mellon, not the funds.

Counsel. The law firm of Dechert LLP, Three Bryant Park, 1095 Avenue of the Americas, New York, NY 10036, serves as counsel to the Trust. Dechert LLP also has acted as counsel to UBS AM in connection with other matters. Proskauer Rose LLP, Eleven Times Square, New York, NY 10036, serves as independent counsel to the Independent Trustees and Prof. Feldberg.

Independent registered public accounting firm. Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as independent registered public accounting firm for each series of the Trust.

Financial statements

The Trust's annual report to shareholders for its fiscal year ended July 31, 2020 is a separate document, and the financial statements, accompanying notes and report of Ernst & Young LLP, independent registered public accounting firm, appearing therein are incorporated by this reference into the SAI.

Appendix

Ratings Information

Description of Moody's Corporate Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Corporate Debt Ratings

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong,

A-1

AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or Minus (—): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

A-2

Description of Moody's Commercial Paper Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime. Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of S&P Commercial Paper Ratings

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Description of Moody's Municipal Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally

A-3

stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Municipal Debt Ratings

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong,

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
A-4

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or Minus (—): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

A-5

r The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Description of Moody's Ratings of Short-Term Obligations

There are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG-3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG-1/VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG. This designation denotes speculative-grade credit quality. Debt Instruments in this category may lack sufficient margins of protection.

Description of S&P's Ratings of State and Municipal Notes and Other Short-Term Loans:

A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment.

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

— Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1. Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

A-6

SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Description of Short-Term Debt Commercial Paper Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime. Issuers rated Not Prime do not fall within any of the Prime rating categories.

Commercial paper rated by S&P have the following characteristics:

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

A-7

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

A-8

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You should rely only on the information contained or referred to in the funds' prospectuses and this Statement of Additional Information. The funds and their principal underwriter have not authorized anyone to provide you with information that is different. The prospectuses and this Statement of Additional Information are not an offer to sell shares of the funds in any jurisdiction where the funds or their principal underwriter may not lawfully sell those shares.

© UBS 2020. All rights reserved.
PACE Select Advisors Trust
Investment Company Act File No. 811-8764
UBS Asset Management (Americas) Inc.
is an indirect asset management subsidiary of UBS Group AG
S953

PART C

OTHER INFORMATION

Item 28.  Exhibits

(1)	(a)	Certificate of Trust, effective September 9, 1994 (1)

(b)	Amendment to Certificate of Trust (2)

(c)	Amendment to Certificate of Trust (3)

(d)	Amendment to Certificate of Trust (4)

(e)	Amended and Restated Trust Instrument (5)

(f)	Certificate of Amendment to Amended and Restated Trust Instrument, effective November 22, 2010 (3)

(g)	Certificate of Amendment to Amended and Restated Trust Instrument, effective November 25, 2014 (4)

(h)	Certificate of Amendment to Amended and Restated Trust Instrument, effective May 20, 2015 (6)

(i)	Certificate of Amendment to Amended and Restated Trust Instrument, effective November 28, 2015 (7)

(j)	Certificate of Amendment to Amended and Restated Trust Instrument, effective December 1, 2016 (7)

(k)	Certificate of Amendment to Amended and Restated Trust Instrument, effective November 27, 2019 (8)

(2)	(a)	Amended and Restated By-Laws (9)

(b)	Certificate of Amendment to Amended and Restated By-Laws, effective September 20, 2001 (10)

(c)	Certificate of Amendment to Amended and Restated By-Laws, effective April 8, 2002 (2)

(d)	Certificate of Amendment to Amended and Restated By-Laws, effective November 15, 2006 (11)

(e)	Certificate of Amendment to Amended and Restated By-Laws, effective February 13, 2008 (5)

(f)	Certificate of Amendment to Amended and Restated By-Laws, effective May 6, 2009 (12)

(g)	Certificate of Amendment to Amended and Restated By-Laws, effective February 10, 2010 (13)

(h)	Certificate of Amendment to Amended and Restated By-Laws, effective November 22, 2010 (3)

(3)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest (14)

(4)	(a)(1)	Investment Management and Administration Agreement, dated as of August 1, 2008 (5)

(a)(2)	Amendment to Investment Management and Administration Agreement, dated as of December 1, 2013 (15)

(a)(3)	Amendment to Investment Management and Administration Agreement, dated as of November 27, 2019 (8)

(b)	Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Mortgage-Backed Securities Fixed Income Investments, dated as of August 1, 2008 (5)

(c)	Sub-Advisory Agreement with BlackRock Financial Management, Inc. with respect to PACE Intermediate Fixed Income Investments, dated as of August 1, 2008 (5)

(d)	Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments, dated as of August 1, 2008 (5)

(e)	Sub-Advisory Agreement with Standish Mellon Asset Management Company LLC with respect to PACE Municipal Fixed Income Investments, dated as of July 1, 2013 (filed herewith)

(f)	Sub-Advisory Agreement with Los Angeles Capital Management and Equity Research, Inc. with respect to PACE Large Co Value Equity Investments, dated as of September 11, 2013 (filed herewith)

(g)	Sub-Advisory Agreement with Pzena Investment Management, LLC with respect to PACE Large Co Value Equity Investments, dated as of May 27, 2008 (5)

(h)	Sub-Advisory Agreement with Jackson Square Partners, LLC with respect to PACE Large Co Growth Equity Investments, dated as of May 1, 2014 (filed herewith)

(i)	Sub-Advisory Agreement with Mar Vista Investment Partners, LLC with respect to PACE Large Co Growth Equity Investments, dated as of January 20, 2015 (filed herewith)

(j)	Sub-Advisory Agreement with J.P. Morgan Investment Management, Inc. with respect to PACE Large Co Growth Equity Investments, dated as of October 5, 2012 (filed herewith)

(k)	Sub-Advisory Agreement with Kayne Anderson Rudnick Investment Management, LLC with respect to PACE Small/Medium Co Value Equity Investments, dated as of March 6, 2012 (filed herewith)

(l)	Sub-Advisory Agreement with Riverbridge Partners, LLC with respect to PACE Small/Medium Co Growth Equity Investments, dated as of August 1, 2008 (5)

(m)	Sub-Advisory Agreement with Los Angeles Capital Management and Equity Research, Inc. with respect to PACE International Equity Investments, dated as of September 13, 2013 (filed herewith)

(n)	Sub-Advisory Agreement with Mondrian Investment Partners Limited with respect to PACE International Equity Investments, dated as of July 1, 2013 (filed herewith)

(o)	Sub-Advisory Agreement with Mondrian Investment Partners Limited with respect to PACE International Emerging Markets Equity Investments, dated as of July 20, 2011 (16)

(p)	Sub-Advisory Agreement with William Blair Investment Management LLC with respect to PACE International Emerging Markets Equity Investments, dated as of March 23, 2011 (16)

(q)	Sub-Advisory Agreement with LMCG Investments, LLC with respect to PACE International Emerging Markets Equity Investments, dated as of October 16, 2012 (filed herewith)

(r)	Sub-Advisory Agreement with Brookfield Public Securities Group LLC with respect to PACE Global Real Estate Securities Investments, dated as of November 17, 2009 (12)

(s)	Sub-Advisory Agreement with First Quadrant L.P. with respect to PACE Alternative Strategies Investments, dated as of December 1, 2011 (17)

(t)	Sub-Advisory Agreement with First Quadrant L.P. with respect to PACE Alternative Strategies Investments, dated as of December 3, 2012 (filed herewith)

(u)	Master Transfer and Novation Agreement with respect to Investment Advisory and Administration Contracts, dated as of April 1, 2006 (18)

(v)	Sub-Advisory Agreement with Neuberger Berman Investment Advisers LLC with respect to PACE Strategic Fixed Income Investments, dated as of January 20, 2015 (filed herewith)

(w)	Sub-Advisory Agreement with Sirios Capital Management, L.P. with respect to PACE Alternative Strategies Investments, dated as of May 20, 2015 (filed herewith)

(x)	Sub-Advisory Agreement with Nomura Corporate Research and Asset Management Inc. with respect to PACE High Yield Investments, dated as of July 1, 2015 (filed herewith)

(y)	Sub-Management Agreement between Nomura Corporate Research and Asset Management Inc. and Nomura Asset Management Singapore Limited with respect to PACE High Yield Investments, dated as of August 1, 2015 (filed herewith)

(z)	Interim Sub-Advisory Agreement with Chautauqua Capital Management — a Division of Robert W. Baird & Co. Incorporated with respect to PACE International Equity Investments, dated as of January 15, 2016 (7)

(aa)	Sub-Advisory Agreement with Chautauqua Capital Management — a Division of Robert W. Baird & Co. Incorporated with respect to PACE International Equity Investments, dated as of February 10, 2016 (7)

(bb)	Sub-Advisory Agreement with Aviva Investors Americas LLC with respect to PACE Alternative Strategies Investments, dated as of May 9, 2016 (filed herewith)

(cc)	Sub-Advisory Agreement with PCJ Investment Counsel Ltd. with respect to PACE Alternative Strategies Investments, dated as of July 8, 2016 (7)

(dd)	Sub-Advisory Agreement with Wells Capital Management Inc. with respect to PACE Alternative Strategies Investments, dated as of October 1, 2016 (7)

(ee)	Sub-Advisory Agreement with Sapience Investments, LLC with respect to PACE Small/Medium Co Value Equity Investments, dated as of November 30, 2016 (filed herewith)

(ff)	Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. with respect to PACE Global Fixed Income Investments, dated as of January 9, 2017 (19)

(gg)	Amendment to Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. with respect to PACE Global Fixed Income Investments, dated as of September 29, 2018 (20)

(hh)	Sub-Advisory Agreement with Huber Capital Management LLC with respect to PACE Small/Medium Co Value Equity Investments, dated as of January 24, 2017 (19)

(ii)	Sub-Advisory Agreement with Kettle Hill Management, LLC with respect to PACE Alternative Strategies Investments, dated as of September 6, 2017 (19)

(jj)	Sub-Advisory Agreement with Calamos Advisors LLC (formerly Timpani Capital Management LLC) with respect to PACE Small/Medium Co Growth Equity Investments, dated as of May 30, 2019 (8)

(kk)	Sub-Advisory Agreement with Jacobs Levy Equity Management, Inc. with respect to PACE Small/Medium Co Growth Equity Investments, dated as of January 10, 2019 (8)

(ll)	Sub-Advisory Agreement with RWC Asset Advisors (US) LLC with respect to PACE International Emerging Markets Equity Investments, dated as of September 11, 2019 (8)

(mm)	Sub-Advisory Agreement with DLD Asset Management, LP with respect to PACE Alternative Strategies Investments, dated as of February 14, 2020 (filed herewith)

(nn)	Sub-Advisory Agreement with Magnetar Asset Management LLC with respect to PACE Alternative Strategies Investments, dated as of June 13, 2019 (filed herewith)

(oo)	Amendment to Sub-Advisory Agreement with BlackRock Financial Management, Inc. with respect to PACE Intermediate Fixed Income Investments, dated as of October 1, 2020 (filed herewith)

(pp)	Sub-Sub-Investment Advisory Agreement between BlackRock Financial Management, Inc. and BlackRock International Limited with respect to PACE Intermediate Fixed Income Investments, dated as of October 1, 2020 (filed herewith)

(qq)	Sub-Advisory Agreement with Wellington Management Company LLP with respect to PACE Large Co Value Equity Investments, dated as of November 13, 2020 (filed herewith)

(rr)	Principal Underwriting Contract (10)

(ss)	Dealer Agreement with UBS Financial Services Inc. (10)

(tt)	Form of Selected Dealer Agreement (10)

(5)	Bonus, profit sharing or pension plans — none

(6)	(a)	Custodian Agreement (1)

(b)	Amendment to Custody Contract, dated August 3, 1999 (10)

(c)	Amendment to Custodian Contract, dated February 15, 2001 (10)

(d)	Amendment to Custodian Agreement, dated as of March 30, 2006 (21)

(e)	Amendment to Custodian Agreement, dated as of November 30, 2006 (11)

(7)	(a)	Transfer Agency Agreement, dated as of August 18, 1995 (Class P shares) (22)

(b)	Amendment to Transfer Agency Agreement, dated as of November 27, 2000 (Class P shares) (10)

(c)	Amendment to Transfer Agency Agreement, dated as of April 3, 2006 (Class P shares) (18)

(d)	Amendment to Transfer Agency Agreement, dated as of November 30, 2006 (Class P shares) (11)

(e)	Transfer Agency and Related Services Agreement, dated as of November 27, 2000 (Class A, B, C and Y shares) (10)

(f)	Amendment to Transfer Agency and Related Services Agreement, dated as of April 3, 2006 (Class A, B, C and Y shares) (18)

(g)	Amendment to Transfer Agency and Related Services Agreement, dated as of November 30, 2006 (Class A, B, C and Y shares) (11)

(h)	Transfer Agency — Related Services Delegation Agreement, dated as of February 13, 2001 (Class P shares) (10)

(i)	Transfer Agency — Related Services Delegation Agreement, dated as of November 27, 2000 (Class A, B, C and Y shares) (10)

(j)	Amendment to Transfer Agency — Related Services Delegation Agreement, dated as of April 3, 2006 (Class A, B, C, Y and P shares) (18)

(k)	Amendment to Transfer Agency — Related Services Delegation Agreement, dated as of November 30, 2006 (Class A, B, C, Y and P shares) (11)

(l)	Amendment to Transfer Agency Agreement and Related Services Agreement (23)

(m)	Amendment to the Transfer Agency Agreement (24)

(n)	Transfer Agency — Related Services Delegation Amendment (24)

(o)	Service Agreement, dated as of May 31, 2018 (20)

(p)	Amendment to the Fee Waiver and Expense Reimbursement Agreement, dated as of August 1, 2020 (filed herewith)

(q)	Form of Fee Waiver and Expense Reimbursement Agreement, dated as of December 1, 2020 (filed herewith)

(8)	Opinion and Consent of Counsel (filed herewith)

(9)	Other opinions, appraisals, rulings and consents: Auditor’s Consent (filed herewith)

(10)	Financial Statements omitted from prospectus — none

(11)	Letter of investment intent (25)

(12)	Plans pursuant to Rule 12b-1

(a)	Shareholder Services Plan pursuant to Rule 12b-1 with respect to Class A shares (26)

(b)	Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares (10)

(c)	Amendment to Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares, effective April 3, 2006 (18)

(d)	Amendment to Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares, effective November 30, 2006 (11)

(13)	Amended and Restated Plan pursuant to Rule 18f-3 (20)

(14)	Code of Ethics

(a)	Code of Ethics for Registrant, UBS Asset Management (Americas) Inc. (investment manager) and UBS Asset Management (US) Inc. (principal underwriter) (3)

(b)	Code of Ethics for Pacific Investment Management Company LLC (20)

(c)	Code of Ethics for BlackRock Financial Management, Inc. and BlackRock International Limited (filed herewith)

(d)	Code of Ethics for Standish Mellon Asset Management Company LLC (19)

(e)	Code of Ethics for Pzena Investment Management, LLC (13)

(f)	Code of Ethics for Los Angeles Capital Management and Equity Research, Inc. (8)

(g)	Code of Ethics for Jackson Square Partners, LLC (20)

(h)	Code of Ethics for Mar Vista Investment Partners, LLC (19)

(i)	Code of Ethics for J.P. Morgan Investment Management Inc. (20)

(j)	Code of Ethics for Kayne Anderson Rudnick Investment Management, LLC (20)

(k)	Code of Ethics for Riverbridge Partners, LLC (19)

(l)	Code of Ethics for LMCG Investments, LLC (28)

(m)	Code of Ethics for Mondrian Investment Partners Limited (28)

(n)	Code of Ethics for Chautauqua Capital Management — a Division of Robert W. Baird & Co. Incorporated (filed herewith)

(o)	Code of Ethics for William Blair Investment Management LLC (16)

(p)	Code of Ethics for Brookfield Public Securities Group LLC (19)

(q)	Code of Ethics for Wells Capital Management Inc. (8)

(r)	Code of Ethics for First Quadrant L.P. (27)

(s)	Code of Ethics for Neuberger Berman Investment Advisers LLC (19)

(t)	Code of Ethics for Sirios Capital Management, L.P. (8)

(u)	Code of Ethics for Nomura Corporate Research and Asset Management Inc. (20)

(v)	Code of Ethics for Nomura Asset Management Singapore Limited (20)

(w)	Code of Ethics for Aviva Investors Americas LLC (filed herewith)

(x)	Code of Ethics for PCJ Investment Counsel Ltd. (8)

(y)	Code of Ethics for Sapience Investments, LLC (filed herewith)

(z)	Code of Ethics for Huber Capital Management LLC (19)

(aa)	Code of Ethics for Kettle Hill Management, LLC (19)

(bb)	Code of Ethics for Calamos Advisors LLC (filed herewith)

(cc)	Code of Ethics for DLD Asset Management, LP (filed herewith)

(dd)	Code of Ethics for Magnetar Asset Management LLC (filed herewith)

(ee)	Code of Ethics for Wellington Management Company LLP (filed herewith)

(15)	(a)	Powers of Attorney for Messrs. Bernikow, Burt, Carver, Garil and Feldberg and Ms. Higgins (3)

(b)	Power of Attorney for Mr. Lasun (21)

(1)	Incorporated by reference from Post-Effective Amendment No. 8 to the Registrant’s registration statement, SEC File No. 33-87254, filed December 1, 1999.

(2)	Incorporated by reference from Post-Effective Amendment No. 15 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 27, 2002.

(3)	Incorporated by reference from Post-Effective Amendment No. 31 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 26, 2010.

(4)	Incorporated by reference from Post-Effective Amendment No. 43 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 26, 2014.

(5)	Incorporated by reference from Post-Effective Amendment No. 27 to the Registrant’s registration statement, SEC File No. 33-87254, filed September 29, 2008.

(6)	Incorporated by reference from Post-Effective Amendment No. 45 to the Registrant’s registration statement, SEC File No. 33-87254, filed September 28, 2015.

(7)	Incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 28, 2016.

(8)	Incorporated by reference from Post-Effective Amendment No. 54 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 26, 2019.

(9)	Incorporated by reference from the Registrant’s N-14 registration statement for the series designated PACE Intermediate Fixed Income Investments, SEC File No. 333-49052, filed November 1, 2000.

(10)	Incorporated by reference from Post-Effective Amendment No. 14 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 2, 2001.

(11)	Incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 28, 2007.

(12)	Incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 27, 2009.

(13)	Incorporated by reference from Post-Effective Amendment No. 30 to the Registrant’s registration statement, SEC File No. 33-87254, filed September 29, 2010.

(14)	Incorporated by reference from Articles IV, VI, IX and X of the Registrant’s Trust Instrument and from Articles V and IX of the Registrant’s By-Laws.

(15)	Incorporated by reference from Post-Effective Amendment No. 38 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 27, 2013.

(16)	Incorporated by reference from Post-Effective Amendment No. 32 to the Registrant’s registration statement, SEC File No. 33-87254, filed September 29, 2011.

(17)	Incorporated by reference from Post-Effective Amendment No. 33 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 25, 2011.

(18)	Incorporated by reference from Post-Effective Amendment No. 25 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 29, 2006.

(19)	Incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 28, 2017.

(20)	Incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 28, 2018.

(21)	Incorporated by reference from Post-Effective Amendment No. 22 to the Registrant’s registration statement, SEC File No. 33-87254, filed April 3, 2006.

(22)	Incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s registration statement, SEC File No. 33-87254, filed October 16, 1996.

(23)	Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement of UBS RMA Money Fund Inc., SEC File No. 002-78309, filed August 30, 2004.

(24)	Incorporated by reference from Post-Effective Amendment No. 58 to the registration statement of UBS Master Series, Inc., SEC File No. 33-02524, filed June 30, 2011.

(25)	Incorporated by reference from the Registrant’s N-1A registration statement, SEC File No. 33-87254, filed June 19, 1995.

(26)	Incorporated by reference from Post-Effective Amendment No. 18 to the Registrant’s registration statement, SEC File No. 33-87254, filed September 29, 2005.

(27)	Incorporated by reference from Post-Effective Amendment No. 37 to the Registrant’s registration statement, SEC File No. 33-87254, filed September 27, 2013.

(28)	Incorporated by reference from Post-Effective Amendment No. 35 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 28, 2012.

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

Article IX, Section 2 of the Registrant’s Amended and Restated Trust Instrument, as amended (“Trust Instrument”), provides that the Registrant will indemnify its trustees, officers, employees, investment managers and administrators and investment advisors to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee, officer, employee, investment manager and administrator or investment advisor; provided that (i) no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant, and (ii) no such person shall be indemnified where there has been a settlement, unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, which determination shall be made (A) by the court or other body approving the settlement, (B) by the vote of at least a majority of those trustees who are neither Interested Persons of the Registrant nor parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

“Interested Person” has the meaning provided in the Investment Company Act of 1940, as amended from time to time. Article IX, Section 2(c) of the Trust Instrument also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

Article IX, Section 1 of the Trust Instrument provides that the trustees and officers of the Registrant (i) shall not be personally liable to any person contracting with, or having a claim against, the Registrant, and (ii) shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment advisor of the Registrant, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant.

Article X, Section 2 of the Trust Instrument provides that, subject to the provisions of Article IX, the trustees shall not be liable for (i) errors of judgment or mistakes of fact or law, or (ii) any act or omission made in accordance with advice of counsel or other experts, or (iii) failure to follow such advice, with respect to the meaning and operation of the Trust Instrument.

The Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and its Amended and Restated By-laws, as amended, in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Section 9 of the Investment Management and Administration Agreement (“Management and Administration Agreement”) with UBS Asset Management (Americas) Inc. (“UBS AM”) provides that UBS AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Management and Administration Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of UBS AM in the performance of its duties, or from its reckless disregard of its obligations and duties under the Management and Administration Agreement. Section 10 of the Management and Administration Agreement provides that the trustees and shareholders shall not be liable for any obligations of the Registrant or any series under the Management and Administration Agreement and that UBS AM shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees or shareholders.

Section 6 of each Sub-Advisory Agreement provides that the applicable Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio, the Registrant or its shareholders or by UBS AM in connection with the matters to which such Sub-Advisory Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

Section 9 of the Principal Underwriting Contract with UBS Asset Management (US) Inc. (“UBS AM (US)”) provides that the Registrant will indemnify UBS AM (US) and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS AM (US) to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended (“1933 Act”). Section 9 of the Principal Underwriting Contract also provides that UBS AM (US) agrees to indemnify, defend and hold the Registrant, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS AM (US) for use in the Registration Statement or arising out of an agreement between UBS AM (US) and any retail dealer, or arising out of supplementary literature or advertising used by UBS AM (US) in connection with the Principal Underwriting Contract. Section 15 of the Principal Underwriting Contract contains provisions similar to Section 10 of the Management and Administration Agreement.

Section 9 of the Dealer Agreement with UBS Financial Services Inc. (“UBS Financial Services”) contains provisions similar to Section 9 of the Principal Underwriting Contract, with respect to UBS Financial Services. Section 13 of the Selected Dealer Agreement also contains provisions similar to Section 9 of the Principal Underwriting Contract, with respect to the applicable dealer.

Insofar as indemnification for liabilities arising under the 1933 Act may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“Commission”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisor

UBS AM, a Delaware corporation, is a registered investment advisor and is an indirect wholly-owned subsidiary of UBS AG. UBS AM is primarily engaged in the investment advisory and financial services business. Set forth below in alphabetical order is a list of certain executive officers and each director of UBS AM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.) Each of UBS AM’s officers not disclosed below is also dual-hatted, and holds the same office with UBS AM (US) as he or she holds with UBS AM.

Name	Position(s) Held with UBS AM	Other Substantial Business, Profession, Vocation or Employment
William Ferri	Board Director, Group Managing Director, President, Chief Executive Officer, and Head of UBS Asset Management Americas	Member of the Executive Committee of the UBS Asset Management division of UBS Group AG and Manager of UBS Hedge Fund Solutions LLC

Mark F. Kemper	Secretary, Managing Director, and Senior Legal Counsel — AM Americas	Secretary, Managing Director, and Senior Legal Counsel — AM Americas of UBS Asset Management (US) Inc. (“UBS AM (US)”)

Igor Lasun	Executive Director and Head of Products — Americas	None

Barry Mullen	Executive Director and Chief Compliance Officer — Americas	Executive Director and Chief Compliance Officer — Americas of UBS AM (US)

Frank Pluchino	None	Executive Director and Chief Compliance Officer of UBS Hedge Fund Solutions LLC as well as the various UBS mutual fund families

Robert Sabatino	Managing Director and Global Head of Liquidity Portfolio Management	None

Eric Sanders	Director (Non-Board), Associate General Counsel and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS AM (US)

David Walczak	Executive Director and Head of US Money Markets Portfolio Management	None

Keith Weller	Executive Director, Deputy General Counsel and Assistant Secretary	Executive Director, Deputy General Counsel and Assistant Secretary of UBS AM (US)

Pacific Investment Management Company LLC (“PIMCO”) serves as investment advisor for PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments. PIMCO is primarily engaged in the investment management business. Information on the officers and directors of PIMCO is included in its Form ADV filed with the Commission (registration number 801-7260) and is incorporated herein by reference.

BlackRock Financial Management, Inc. (“BlackRock”) serves as investment advisor for PACE Intermediate Fixed Income Investments. BlackRock is primarily engaged in the investment management business. Information on the officers and directors of BlackRock is included in its Form ADV filed with the Commission (registration number 801-48433) and is incorporated herein by reference.

BlackRock International Limited (“BlackRock International”) serves as investment advisor for PACE Intermediate Fixed Income Investments. BlackRock International is primarily engaged in the investment management business. Information on the officers and directors of BlackRock International is included in its Form ADV filed with the Commission (registration number 801-51087) and is incorporated herein by reference.

Neuberger Berman Investment Advisors LLC (“Neuberger Berman”) serves as investment advisor for PACE Strategic Fixed Income Investments. Neuberger Berman is primarily engaged in the investment management business. Information on the officers and directors of Neuberger Berman is included in its Form ADV filed with the Commission (registration number 801-61757) and is incorporated herein by reference.

Mellon Investments Corporation (“Mellon Investments”) serves as investment advisor for PACE Municipal Fixed Income Investments. Mellon Investments is primarily engaged in the investment management business. Information on the officers and directors of Mellon Investments is included in its Form ADV filed with the Commission (registration number 801-60527) and is incorporated herein by reference.

Nomura Asset Management Singapore Limited (“NAM Singapore”) serves as investment sub-manager for PACE High Yield Investments. NAM Singapore is primarily engaged in the investment management business. Information on the officers and directors of NAM Singapore is included in its Form ADV filed with the Commission (registration number 801-37645) and is incorporated herein by reference.

Nomura Corporate Research and Asset Management Inc. (“NCRAM”) serves as investment advisor for PACE High Yield Investments. NCRAM is primarily engaged in the investment management business. Information on the officers and directors of NCRAM is included in its Form ADV filed with the Commission (registration number 801-38965) and is incorporated herein by reference.

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) serves as investment advisor for PACE Large Co Value Equity Investments and PACE International Equity Investments. Los Angeles Capital is primarily engaged in the investment management business. Information on the officers and directors of Los Angeles Capital is included in its Form ADV filed with the Commission (registration number 801-60934) and is incorporated herein by reference.

Pzena Investment Management, LLC (“Pzena”) serves as investment advisor for PACE Large Co Value Equity Investments. Pzena is primarily engaged in the investment management business. Information on the officers and directors of Pzena is included in its Form ADV filed with the Commission (registration number 801-50838) and is incorporated herein by reference.

Jackson Square Partners, LLC (“JSP”) serves as investment advisor for PACE Large Co Growth Equity Investments. JSP is primarily engaged in the investment management business. Information on the officers and directors of JSP is included in its Form ADV filed with the Commission (registration number 801-79255) and is incorporated herein by reference.

Mar Vista Investment Partners, LLC (“Mar Vista”) serves as investment advisor for PACE Large Co Growth Equity Investments. Mar Vista is primarily engaged in the investment management business. Information on the officers and directors of Mar Vista is included in its Form ADV filed with the Commission (registration number 801-68369) and is incorporated herein by reference.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) serves as investment advisor for PACE Large Co Growth Equity Investments and PACE Global Fixed Income Investments. J.P. Morgan is primarily engaged in the investment management business. Information on the officers and directors of J.P. Morgan is included in its Form ADV filed with the Commission (registration number 801-21011) and is incorporated herein by reference.

Sapience Investments, LLC (“Sapience”) serves as investment advisor for PACE Small/Medium Co Value Equity Investments. Sapience is primarily engaged in the investment management business. Information on the officers and directors of Sapience is included in its Form ADV filed with the Commission (registration number 801-108274) and is incorporated herein by reference.

Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson Rudnick”) serves as investment advisor for PACE Small/Medium Co Value Equity Investments. Kayne Anderson Rudnick is primarily engaged in the investment management business. Information on the officers and directors of Kayne Anderson Rudnick is included in its Form ADV filed with the Commission (registration number 801-24241) and is incorporated herein by reference.

Riverbridge Partners, LLC (“Riverbridge”) serves as investment advisor for PACE Small/Medium Co Growth Equity Investments. Riverbridge is primarily engaged in the investment management business. Information on the officers and directors of Riverbridge is included in its Form ADV filed with the Commission (registration number 801-57432) and is incorporated herein by reference.

LMCG Investments, LLC (“LMCG”) serves as investment advisor for PACE International Emerging Markets Equity Investments. LMCG is primarily engaged in the investment management business. Information on the officers and directors of LMCG is included in its Form ADV filed with the Commission (registration number 801-70357) and is incorporated herein by reference.

Calamos Advisors LLC (“Calamos”) serves as investment advisor for PACE Small/Medium Co Growth Equity Investments. Calamos is primarily engaged in the investment management business. Information on the officers and directors of Calamos is included in its Form ADV filed with the Commission (registration number 801-29688) and is incorporated herein by reference.

Chautauqua Capital Management — a Division of Robert W. Baird & Co. Incorporated (“Baird”) serves as investment advisor for PACE International Equity Investments. Baird is primarily engaged in the investment management business. Information on the officers and directors of Baird is included in its Form ADV filed with the Commission (registration number 801-7571) and is incorporated herein by reference.

Mondrian Investment Partners Limited (“Mondrian”) serves as investment advisor for PACE International Equity Investments and PACE International Emerging Markets Equity Investments. Mondrian is primarily engaged in the investment management business. Information on the officers and directors of Mondrian is included in its Form ADV filed with the Commission (registration number 801-37702) and is incorporated herein by reference.

William Blair Investment Management, LLC (“William Blair”) serves as investment advisor for PACE International Emerging Markets Equity Investments. William Blair is primarily engaged in the investment management business. Information on the officers and directors of William Blair is included in its Form ADV filed with the Commission (registration number 801-688) and is incorporated herein by reference.

Brookfield Public Securities Group LLC (“Brookfield”) serves as investment advisor for PACE Global Real Estate Securities Investments. Brookfield is primarily engaged in the investment management business. Information on the officers and directors of Brookfield is included in its Form ADV filed with the Commission (registration number 801-34605) and is incorporated herein by reference.

Wells Capital Management Incorporated (“WellsCap”) serves as investment advisor for PACE Alternative Strategies Investments. WellsCap is primarily engaged in the investment management business. Information on the officers and directors of WellsCap is included in its Form ADV filed with the Commission (registration number 801-7082) and is incorporated herein by reference.

First Quadrant L.P. (“First Quadrant”) serves as investment advisor for PACE Alternative Strategies Investments. First Quadrant is primarily engaged in the investment management business. Information on the officers and directors of First Quadrant is included in its Form ADV filed with the Commission (registration number 801-51748) and is incorporated herein by reference.

Sirios Capital Management, L.P. (“Sirios”) serves as investment advisor for PACE Alternative Strategies Investments. Sirios is primarily engaged in the investment management business. Information on the officers and directors of Sirios is included in its Form ADV filed with the Commission (registration number 801-73570) and is incorporated herein by reference.

PCJ Investment Counsel Ltd. (“PCJ”) serves as an investment advisor for PACE Alternative Strategies Investments. PCJ is primarily engaged in the investment management business. Information on the officers and directors of PCJ is included in its Form ADV filed with the Commission (registration number 801-80724) and is incorporated herein by reference.

Aviva Investors Americas LLC (“Aviva”) serves as an investment advisor for PACE Alternative Strategies Investments. Aviva is primarily engaged in the investment management business. Information on the officers and directors of Aviva is included in its Form ADV filed with the Commission (registration number 801-76637) and is incorporated herein by reference.

Huber Capital Management LLC (“Huber Capital”) serves as an investment advisor for PACE Small/Medium Co Value Equity Investments. Huber Capital is primarily engaged in the investment management business. Information on the officers and directors of Huber Capital is included in its Form ADV filed with the Commission (registration number 801-67634) and is incorporated herein by reference.

Kettle Hill Capital Management, LLC (“Kettle Hill”) serves as an investment advisor for PACE Alternative Strategies Investments. Kettle Hill is primarily engaged in the investment management business. Information on the officers and directors of Kettle Hill is included in its Form ADV filed with the Commission (registration number 801-77815) and is incorporated herein by reference.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) serves as investment advisor for PACE Small/Medium Co Growth Equity Investments. Jacobs Levy is primarily engaged in the investment management business. Information on the officers and directors of Jacobs Levy is included in its Form ADV filed with the Commission (registration number 801-28257) and is incorporated herein by reference.

RWC Asset Advisors (US) LLC (“RWC”) serves as investment advisor for PACE International Emerging Markets Equity Investments. RWC is primarily engaged in the investment management business. Information on the officers and directors of RWC is included in its Form ADV filed with the Commission (registration number 801-77698) and is incorporated herein by reference.

DLD Asset Management, LP (“DLD”) serves as an investment advisor for PACE Alternative Strategies Investments. DLD is primarily engaged in the investment management business. Information on the officers and directors of DLD is included in its Form ADV filed with the Commission (registration number 801-79166) and is incorporated herein by reference.

Magnetar Asset Management, LLC (“Magnetar”) serves as an investment advisor for PACE Alternative Strategies Investments. Magnetar is primarily engaged in the investment management business. Information on the officers and directors of Magnetar is included in its Form ADV filed with the Commission (registration number 801-108902) and is incorporated herein by reference.

Wellington Management Company LLP (“Wellington”) serves as an investment advisor for PACE Large Co Value Equity Investments. Wellington is primarily engaged in the investment management business. Information on the officers and directors of Wellington is included in its Form ADV filed with the Commission (registration number 801-15908) and is incorporated herein by reference.

Item 32.	Principal Underwriters

(a)            UBS AM (US) serves as principal underwriter or placement agent for the following other investment companies:

SMA RELATIONSHIP TRUST
THE UBS FUNDS
UBS INVESTMENT TRUST
UBS SERIES FUNDS
MASTER TRUST

(b)            UBS AM (US) is the Registrant’s principal underwriter. The directors and certain principal executive officers of UBS AM (US), their principal business addresses, and their positions and offices with UBS AM (US), are identified below along with those directors and officers of UBS AM (US) who also serve as trustees or officers of the Registrant. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)

Name	Position(s) Held With Registrant	Positions and Offices with Underwriter or Dealer
Michael Belasco*	None	Board Director, President, Chief Executive Officer, Managing Director, and Head of Americas Wholesale and Wealth Management Client Coverage of UBS AM (US)

Rose Ann Bubloski*	Vice President and Assistant Treasurer	None

Kathleen Horan*	None	Treasurer and Chief Financial Officer of UBS AM (US)

Mark F. Kemper**	Vice President and Assistant Secretary	Secretary, Managing Director, and Senior Legal Counsel - AM Americas of UBS AM (US)

Joanne M. Kilkeary*	Vice President and Treasurer	None

Igor Lasun*	President	None

Barry Mullen*	None	Executive Director and Chief Compliance Officer — Americas of UBS AM (US)

Nancy D. Osborn*	Vice President and Assistant Treasurer	None

Frank Pluchino***	Chief Compliance Officer	None

Robert Sabatino**	Vice President	None

Eric Sanders**	Vice President and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS AM (US)

David Walczak**	Vice President	None

Keith A. Weller**	Vice President and Secretary	Executive Director, Deputy General Counsel and Assistant Secretary of UBS AM (US)

*            This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**          This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

***        This person’s business address is 787 Seventh Avenue, New York, NY 10019.

(c)            None.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, and CFTC Regulation 4.23, are maintained by State Street Bank and Trust Company (“State Street Bank and Trust Company”), at One Lincoln Street, Boston, Massachusetts 02111, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 400 Bellevue Parkway, Wilmington, DE 19809, with the exception of those maintained by the Registrant’s investment advisor, UBS Asset Management (Americas) Inc. at 1285 Avenue of the Americas, New York, NY 10019 and at One North Wacker Drive, Chicago, IL 60606.

State Street Bank and Trust Company provides general sub-administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services. BNY Mellon serves as the Trust’s transfer and dividend disbursing agent and maintains records relating to these services.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 56 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 25th day of November, 2020.

PACE SELECT ADVISORS TRUST
By:	/s/ Eric Sanders
Eric Sanders
Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE
/s/ Alan S. Bernikow	Trustee	November 25, 2020
Alan S. Bernikow*

/s/ Richard R. Burt	Trustee	November 25, 2020
Richard R. Burt*

/s/ Igor Lasun	President	November 25, 2020
Igor Lasun**

/s/ Joanne M. Kilkeary	Vice President, Treasurer and Principal Accounting Officer	November 25, 2020
Joanne M. Kilkeary

/s/ Meyer Feldberg	Trustee and Chairman of the Board of Trustees	November 25, 2020
Meyer Feldberg*

/s/ Bernard H. Garil	Trustee	November 25, 2020
Bernard H. Garil*

/s/ Heather R. Higgins	Trustee	November 25, 2020
Heather R. Higgins*

*	Signatures affixed by Stephen H. Bier pursuant to Powers of Attorney dated November 22, 2010 and incorporated by reference from Post-Effective Amendment No. 31 to the Registrant’s registration statement, SEC File No. 33-87254, filed November 26, 2010.

**	Signature affixed by Stephen H. Bier pursuant to Power of Attorney dated November 19, 2018 and incorporated by reference from Post-Effective Amendment No. 52 to the registration statement of PACE Select Advisors Trust, SEC File No. 33-87254, filed November 28, 2018.

EXHIBIT INDEX

Exhibit Number
Exhibit (4)(e)	Sub-Advisory Agreement with Standish Mellon Asset Management Company LLC with respect to PACE Municipal Fixed Income Investments, dated as of July 1, 2013

Exhibit (4)(f)	Sub-Advisory Agreement with Los Angeles Capital Management and Equity Research, Inc. with respect to PACE Large Co Value Equity Investments, dated as of September 11, 2013

Exhibit (4)(h)	Sub-Advisory Agreement with Jackson Square Partners, LLC with respect to PACE Large Co Growth Equity Investments, dated as of May 1, 2014

Exhibit (4)(i)	Sub-Advisory Agreement with Mar Vista Investment Partners, LLC with respect to PACE Large Co Growth Equity Investments, dated as of January 20, 2015

Exhibit (4)(j)	Sub-Advisory Agreement with J.P. Morgan Investment Management, Inc. with respect to PACE Large Co Growth Equity Investments, dated as of October 5, 2012

Exhibit (4)(k)	Sub-Advisory Agreement with Kayne Anderson Rudnick Investment Management, LLC with respect to PACE Small/Medium Co Value Equity Investments, dated as of March 6, 2012

Exhibit (4)(m)	Sub-Advisory Agreement with Los Angeles Capital Management and Equity Research, Inc. with respect to PACE International Equity Investments, dated as of September 13, 2013

Exhibit (4)(n)	Sub-Advisory Agreement with Mondrian Investment Partners Limited with respect to PACE International Equity Investments, dated as of July 1, 2013

Exhibit (4)(q)	Sub-Advisory Agreement with LMCG Investments, LLC with respect to PACE International Emerging Markets Equity Investments, dated as of October 16, 2012

Exhibit (4)(t)	Sub-Advisory Agreement with First Quadrant L.P. with respect to PACE Alternative Strategies Investments, dated as of December 3, 2012

Exhibit (4)(v)	Sub-Advisory Agreement with Neuberger Berman Investment Advisers LLC with respect to PACE Strategic Fixed Income Investments, dated as of January 20, 2015

Exhibit (4)(w)	Sub-Advisory Agreement with Sirios Capital Management, L.P. with respect to PACE Alternative Strategies Investments, dated as of May 20, 2015

Exhibit (4)(x)	Sub-Advisory Agreement with Nomura Corporate Research and Asset Management Inc. with respect to PACE High Yield Investments, dated as of July 1, 2015

Exhibit (4)(y)	Sub-Management Agreement between Nomura Corporate Research and Asset Management Inc. and Nomura Asset Management Singapore Limited with respect to PACE High Yield Investments, dated as of August 1, 2015

Exhibit (4)(bb)	Sub-Advisory Agreement with Aviva Investors Americas LLC with respect to PACE Alternative Strategies Investments, dated as of May 9, 2016

Exhibit (4)(ee)	Sub-Advisory Agreement with Sapience Investments, LLC with respect to PACE Small/Medium Co Value Equity Investments, dated as of November 30, 2016

Exhibit (4)(mm)	Sub-Advisory Agreement with DLD Asset Management, LP with respect to PACE Alternative Strategies Investments, dated as of February 14, 2020

Exhibit (4)(nn)	Sub-Advisory Agreement with Magnetar Asset Management LLC with respect to PACE Alternative Strategies Investments, dated as of June 13, 2019

Exhibit (4)(oo)	Amendment to Sub-Advisory Agreement with BlackRock Financial Management, Inc. with respect to PACE Intermediate Fixed Income Investments, dated as of October 1, 2020

Exhibit (4)(pp)	Sub-Sub-Investment Advisory Agreement between BlackRock Financial Management, Inc. and BlackRock International Limited with respect to PACE Intermediate Fixed Income Investments, dated as of October 1, 2020

Exhibit (4)(qq)	Sub-Advisory Agreement with Wellington Management Company LLP with respect to PACE Large Co Value Equity Investments, dated as of November 13, 2020

Exhibit (7)(p)	Amendment to the Fee Waiver and Expense Reimbursement Agreement, dated as of August 1, 2020

Exhibit (7)(q)	Form of Fee Waiver and Expense Reimbursement Agreement, dated as of December 1, 2020

Exhibit (8)	Opinion and Consent of Counsel

Exhibit (9)	Other opinions, appraisals, rulings and consents: Auditor’s Consent

Exhibit (14)(c)	Code of Ethics for BlackRock Financial Management, Inc. and BlackRock International Limited

Exhibit (14)(n)	Code of Ethics for Chautauqua Capital Management — a Division of Robert W. Baird & Co. Incorporated

Exhibit (14)(w)	Code of Ethics for Aviva Investors Americas LLC

Exhibit (14)(y)	Code of Ethics for Sapience Investments, LLC

Exhibit (14)(bb)	Code of Ethics for Calamos Advisors LLC

Exhibit (14)(cc)	Code of Ethics for DLD Asset Management, LP

Exhibit (14)(dd)	Code of Ethics for Magnetar Asset Management LLC

Exhibit (14)(ee)	Code of Ethics for Wellington Management Company LLP

101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document